--------------------------------------------------------------------------------
DELAWARE
--------------------------------------------------------------------------------
VIP TRUST
--------------------------------------------------------------------------------
















ANNUAL REPORT
--------------------------------------------------------------------------------
DECEMBER 31, 2002


DELAWARE VIP BALANCED SERIES
DELAWARE VIP CAPITAL RESERVES SERIES
DELAWARE VIP CASH RESERVE SERIES
DELAWARE VIP CONVERTIBLE SECURITIES SERIES
DELAWARE VIP DEVON SERIES
DELAWARE VIP EMERGING MARKETS SERIES
DELAWARE VIP GLOBAL BOND SERIES
DELAWARE VIP GROWTH OPPORTUNITIES SERIES
DELAWARE VIP HIGH YIELD SERIES
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
DELAWARE VIP LARGE CAP VALUE SERIES
DELAWARE VIP REIT SERIES
DELAWARE VIP SELECT GROWTH SERIES
DELAWARE VIP SMALL CAP VALUE SERIES
DELAWARE VIP SOCIAL AWARENESS SERIES
DELAWARE VIP STRATEGIC INCOME SERIES
DELAWARE VIP TECHNOLOGY AND INNOVATION SERIES
DELAWARE VIP TREND SERIES
DELAWARE VIP U.S. GROWTH SERIES




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




AR-MED[12/02] IVES 2/03

January 10, 2003

Dear Policy Holder:

As the new year begins, investors await the unfolding story of the U.S. and foreign economies. Through the spring and summer months of 2002, the pace of the economic recovery came under great scrutiny. By this time, investors generally became aware that several forces were evolving, the result of which might decide many outcomes, from employment to the condition of stock prices.

   Perhaps the most significant force on investors' minds was the level of business spending. Capital expenditure was swelling in the latter 1990s, as businesses attempted to ramp up their capabilities. As capacity increased, businesses spending fell off, causing in part the recession of 2001. At this point, the U.S. government took a global leadership role by kicking off a round of interest rate cuts that were intended to make money cheap for businesses and consumers in the hopes of accelerating spending habits.

   Consumers took full advantage of the lower rates by buying homes or cars, or even refinancing existing mortgages. The strength of consumer spending helped to buoy the economy through the difficult times it faced in both 2001 and 2002. When the U.S. recession ended, which government statistics place as the third quarter of 2001, the general belief among investors was that capital expenditure would bounce back, in turn allowing for a recovery much in line with prior post-recessionary environments.

   The increase in spending did not take place, as corporations took a generally defensive posture by cutting costs and reorganizing. During much of 2002, investors worried that without meaningful capital expenditure, the recovery would not occur quickly enough. Without adequate economic growth, investors came to believe that corporate profits would likely be disaffected, and so stocks were sold, causing a downdraft throughout global equity markets that would not find relief until the fall period.

   Investors sought after high quality government-oriented bonds due to their relative low risk, income capabilities and their capacity to rise in value in a declining interest rate environment. Other investors moved toward real estate, as this asset class can also pay reasonable dividends, but additionally, since its performance cycle is not entirely linked to the fate of stock markets.

   It was in early October 2002 that stocks attempted a meaningful reversal from their downward spiral. No doubt the oft-mentioned tech bubble had been displaced, and stock valuations, such as the relationship between the price of a stock relative to its per share earnings, became at long last sufficiently attractive as to prompt investors to once again buy stocks. Likewise, early signs that capital expenditure was picking up were being evaluated along with the continuation of steady household spending habits.

   The international financial picture continues to evolve in a generally comparable path with that of the U.S. Great Britain experienced gradual economic expansion in 2002 as lower rates once again spurred invigorating consumer behavior. Conditions in France appear to be on the upswing as its leader seeks redress to such economic impediments as a restrictive labor market. Investors will no doubt keep a watchful eye on Germany as its recently re-elected chancellor seeks to advance economic expansion while abiding to higher standards of fiscal responsibility.

   In the East, the Australia and New Zealand markets were the big winners, owing in part to strength in their local currencies. Japan could not boast of such success. Despite some sound gains among its larger export-oriented companies. Japan's economy continues to be plagued by a deflationary spiral, in which stock prices are hurt by the inability of businesses to raise prices, not to mention a banking system mired in mass of bad loans.

   Returning to the West, the economic condition of South America recently experienced a positive period following Brazil's presidential elections. The victor, who was billed as a leftist, made overtones of his desire to work with his country's business community in order to improve the Brazilian economy, which is supported by a massive level of foreign loans. It was previously feared that Brazil might renege on these loans, and potentially lead the nation down a path of decline that previously befell its neighbor, Argentina.

   As we return to thoughts of the new year, we are encouraged by what our research has uncovered for us. The economy continues to show signs of steady improvement, which we believe should largely be in our favor during 2003. Capital expenditure appears to be at long last picking up, and the gradual decline in the U.S. dollar during the year might in fact lend support to exporters, as their goods will become more attractively valued in global markets. Fortunately, our outlook is for subdued inflation. This should help to keep interest rates relatively low and is a plus for bond investors. We believe a stronger economy should bode well for gradually improving corporate profits, which in turn should allow stocks the ability to move higher.


Sincerely,


/s/ Jude T. Driscoll                      /s/ David K. Downes
--------------------------------------    --------------------------------------
Jude T. Driscoll                          David K. Downes
President and Chief Executive Officer,    President and Chief Executive Officer,
Delaware Management Holdings, Inc.        Delaware Investments Family of Funds


                                                             Total Return
                                                           12/31/01-12/31/02
   Standard & Poor's 500 Index                                 -22.09%
   Russell 2000 Index                                          -20.48%
   Lehman Brothers Aggregate Bond Index                        +10.25%
   Morgan Stanley Capital International
     Europe, Australasia, Far East (MSCI EAFE) Index           -15.66%

Performance noted above assumes reinvestment of distrubtions. It is not intended to represent the performance of any Delaware VIP Series. The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The indexes are unmanaged and assume no management fees or expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

FOR INCOME AND CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Balanced Series

Portfolio Snapshot

   For the 12-month period ended December 31, 2002, Delaware VIP Balanced Series (the "Series") returned -16.27% (Standard Class shares with distributions reinvested). In comparison, the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index finished -22.09% and +10.25%, respectively, for the same period.

   Although most equity market sectors had negative returns for the 12-month period, the Series had a competitive advantage relative to the S&P 500 Index in consumer cyclicals and technology-related holdings, and to a lesser extent from its exposure to the utilities sector.

   In comparison with the disappointing equity market performance, fixed-income securities were a true safe haven, particularly within the government bond sector and among higher quality corporate bonds.

   The Treasury Department's decision to suspend 30-year bond issuance last autumn helped force down yields on government bonds in particular as a low inflation outlook did so for bond yields on the whole. Concerns about corporate accounting malfeasance affected certain parts of the corporate fixed-income sector, notably high-yield and lower-end investment-grade bonds. The Series benefited from its overweighted exposure to mortgage-backed securities, one of the top performing fixed-income sectors, and Treasury Inflation-Protected Securities (TIPS). However, these gains were moderated by disappointments among BBB-rated telecommunications issues.

Investment Outlook

   Current economic data appears to us as being fairly similar to what we saw coming out of the 1991 recession. From that perspective, we anticipate growth to continue, but perhaps at a slower pace than first expected. While prior economic turbulence helped to reduce earnings expectations, we're starting to see more companies meet or exceed market estimates.

   We continue to position the Series for a modest economic recovery. As the market has brought many stocks down in unison, it has created an opportunity to buy attractively-priced shares in many high quality companies.


Performance of a $10,000
Investment: December 31, 1992
through December 31, 2002


                 Lehman Brothers        Delaware VIP Balanced Series
              Aggregate Bond Index        (Standard Class Shares)              S&P 500 Index
              --------------------      ----------------------------           -------------
Dec. '92           $10,000                      $10,000                          $10,000
Dec. '93           $10,975                      $10,818                          $11,007
Dec. '94           $10,655                      $10,802                          $11,153
Dec. '95           $12,624                      $13,674                          $15,345
Dec. '96           $13,082                      $15,849                          $18,867
Dec. '97           $14,345                      $18,144                          $25,162
Dec. '98           $15,590                      $23,764                          $32,352
Dec. '99           $15,461                      $21,905                          $39,163
Dec. '00           $17,260                      $21,215                          $35,597
Dec. '01           $18,713                      $19,590                          $31,367
Dec. '02           $20,631                      $16,403                          $24,438

                      Delaware VIP Balanced Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime               +7.38%                -8.63%
10 Years               +5.07%                   --
Five Years             -3.92%                   --
One Year              -16.27%               -16.40%

       For the periods ended December 31, 2002

 *Commenced operations on July 28, 1988.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Balanced Series Standard Class shares, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of investment-grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Balanced Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                      Balanced-1

Delaware VIP Trust-Delaware VIP Balanced Series
Statement of Net Assets
December 31, 2002

                                                       Number of    Market
                                                        Shares      Value

   COMMON STOCK-55.84%
   Aerospace & Defense-0.76%
   Honeywell International ......................      17,300     $  415,200
                                                                  ----------
                                                                     415,200
                                                                  ----------

   Automobiles & Automotive Parts-0.61%
   General Motors ...............................       9,000        331,740
                                                                  ----------
                                                                     331,740
                                                                  ----------

   Banking & Finance-7.42%
   Bank of America ..............................       3,300        229,581
   Bank of New York .............................      13,800        330,648
   Charter One Financial ........................       9,000        258,570
   Citigroup ....................................      15,500        545,445
   Comerica .....................................       5,200        224,848
   Federal Home Loan ............................       6,700        395,635
   Federal National Mortgage ....................       8,400        540,372
   FleetBoston Financial ........................      11,600        281,880
   J.P. Morgan Chase ............................      15,100        362,400
   Morgan Stanley Dean Witter ...................       6,600        263,472
   U.S. Bancorp .................................      22,800        483,816
   Wells Fargo ..................................       3,200        149,984
                                                                  ----------
                                                                   4,066,651
                                                                  ----------

   Basic Industry/Capital Goods-3.02%
   Dow Chemical .................................      10,900        323,730
   Eaton ........................................       3,400        265,574
   General Electric .............................      18,600        452,910
   Kimberly-Clark ...............................       8,100        384,507
   Newell Rubbermaid ............................       2,400         72,792
   Northrop .....................................       1,600        155,200
                                                                  ----------
                                                                   1,654,713
                                                                  ----------

   Buildings & Materials-0.18%
   Masco ........................................       4,600         96,830
                                                                  ----------
                                                                      96,830
                                                                  ----------

   Business Services-0.66%
  +Cendant ......................................      34,700        363,656
                                                                  ----------
                                                                     363,656
                                                                  ----------

   Business Services/Other-0.71%
   United Parcel Service Class B ................       6,200        391,096
                                                                  ----------
                                                                     391,096
                                                                  ----------

   Cable, Media & Publishing-3.10%
  +Clear Channel Communications .................      14,000        522,060
   Gannett ......................................       1,500        107,700
  +Lin TV .......................................       6,100        148,535
   Moody's Investors Services ...................       5,300        218,837
  +Viacom Class B ...............................      17,200        701,072
                                                                  ----------
                                                                   1,698,204
                                                                  ----------

   Computers & Technology-2.97%
   International Business Machines ..............       6,100        472,750
 *+Micron Technology ............................      39,200        381,808
  +Microsoft ....................................       4,700        242,990
  +Oracle .......................................      40,500        437,400
  +Veritas Software .............................       5,800         90,596
                                                                  ----------
                                                                   1,625,544
                                                                  ----------

  Consumer Durable/Cyclical-0.61%
  Harley-Davidson ...............................       7,200        332,640
                                                                  ----------
                                                                     332,640
                                                                  ----------

  Consumer Non-Durable/Retail-0.27%
  Colgate-Palmolive .............................       2,800        146,804
                                                                  ----------
                                                                     146,804
                                                                  ----------

                                                       Number of    Market
                                                        Shares      Value

  COMMON STOCK (continued)
  Consumer Products-0.68%
  Mattel ........................................       9,500     $  181,925
  Procter & Gamble ..............................       2,200        189,068
                                                                  ----------
                                                                     370,993
                                                                  ----------

  Consumer Services/Entertainment
    & Leisure-0.12%
 +Cox Communications Class A ....................       2,300         65,320
                                                                  ----------
                                                                      65,320
                                                                  ----------

  Consumer Services/Restaurants-0.31%
  Marriott International Class A ................       5,200        170,924
                                                                  ----------
                                                                     170,924
                                                                  ----------

  Electronics & Electrical Equipment-1.06%
  Emerson Electric ..............................      11,400        579,690
                                                                  ----------
                                                                     579,690
                                                                  ----------

  Energy-5.02%
  Anadarko Petroleum ............................      13,000        622,700
  ChevronTexaco .................................       5,400        358,992
  Exxon Mobil ...................................      16,800        586,992
  Halliburton ...................................       6,800        127,228
  Kerr-McGee ....................................       9,000        398,700
  Schlumberger Limited ..........................       5,700        239,913
 +Transocean Sedco Forex ........................      17,900        415,280
                                                                  ----------
                                                                   2,749,805
                                                                  ----------

  Financial/Other-0.27%
  Franklin Resources ............................       4,400        149,952
                                                                  ----------
                                                                     149,952
                                                                  ----------

  Food, Beverage & Tobacco-1.68%
  Anheuser-Busch ................................       6,200        300,080
  General Mills .................................       6,900        323,955
  PepsiCo .......................................       7,000        295,540
                                                                  ----------
                                                                     919,575
                                                                  ----------

  Healthcare & Pharmaceuticals-7.85%
  Abbott Laboratories ...........................      19,400        776,000
 +Amgen .........................................       7,000        338,380
  Baxter International ..........................      14,600        408,800
  Bristol-Myers Squibb ..........................      19,100        442,165
 +Genentech .....................................       7,200        238,752
 *HCA ...........................................       7,800        323,700
  McKesson ......................................      15,600        421,668
  Medtronic .....................................       6,300        287,280
  Pfizer ........................................      17,800        544,146
  Wyeth .........................................      14,100        527,340
                                                                  ----------
                                                                   4,308,231
                                                                  ----------

  Hotels/Diversified Reits-0.69%
  Starwood Hotels & Resorts Worldwide ...........      15,900        377,466
                                                                  ----------
                                                                     377,466
                                                                  ----------

  Insurance-3.85%
  Allstate ......................................       6,900        255,231
  American International Group ..................       4,200        242,970
  Chubb .........................................       4,600        240,120
  Hartford Financial Services ...................       5,100        231,693
  Marsh & McLennan ..............................       8,300        383,543
 +Travelers Property & Casualty Class A .........       9,300        136,245
  XL Capital Class A ............................       8,000        618,000
                                                                  ----------
                                                                   2,107,802
                                                                  ----------

                                                                      Balanced-2

Delaware VIP Balanced Series
Statement of Net Assets (continued)

                                                       Number of    Market
                                                        Shares      Value

  COMMON STOCK (continued)
  Leisure, Lodging & Entertainment-1.89%
 *Carnival ......................................       8,700     $  217,065
  McDonald's ....................................      22,200        356,976
  Walt Disney ...................................      28,300        461,573
                                                                 -----------
                                                                   1,035,614
                                                                 -----------

  Metals & Mining-0.96%
  Alcoa .........................................      23,000        523,940
                                                                 -----------
                                                                     523,940
                                                                 -----------

  Paper & Forest Products-0.74%
  International Paper ...........................      11,600        405,652
                                                                 -----------
                                                                     405,652
                                                                 -----------

  Retail-4.67%
 +Federated Department Stores ...................      10,100        290,476
  Gap ...........................................       5,700         88,464
  Home Depot ....................................       4,000         95,840
 +Kohl's ........................................       9,600        537,120
  Limited .......................................      21,100        293,923
  Lowe's Companies ..............................       6,000        225,000
 +Office Depot ..................................      20,900        308,484
 +Staples .......................................      17,300        316,590
  Wal-Mart Stores ...............................       8,000        404,080
                                                                 -----------
                                                                   2,559,977
                                                                 -----------

  Technology/Communications-1.11%
 +Cisco Systems .................................      23,500        307,850
  Linear Technology .............................      11,700        300,924
                                                                 -----------
                                                                     608,774
                                                                 -----------

  Technology/Hardware-2.47%
 +Analog Devices ................................      10,300        245,861
 +Applied Materials .............................      19,300        251,479
  Intel .........................................      19,800        308,286
  Texas Instruments .............................      16,600        249,166
 +Xilinx ........................................      14,600        300,760
                                                                 -----------
                                                                   1,355,552
                                                                 -----------

  Telecommunications-0.89%
  SBC Communications ............................      18,000        487,980
                                                                 -----------
                                                                     487,980
                                                                 -----------

  Transportation & Shipping-0.47%
  Burlington Northern Santa Fe ..................       9,900        257,499
                                                                 -----------
                                                                     257,499
                                                                 -----------

  Utilities-0.80%
  Dominion Resources ............................       5,000        274,500
  FPL Group .....................................       2,700        162,351
                                                                 -----------
                                                                     436,851
                                                                 -----------

  Total Common Stock
    (cost $34,036,848) ..........................                 30,594,675
                                                                 -----------

  PREFERRED STOCK-0.27%
++Centaur Funding 144A 9.08% ....................         150        148,359
                                                                 -----------
  Total Preferred Stock
    (cost $151,612) .............................                    148,359
                                                                 -----------

                                                      Principal     Market
                                                       Amount       Value

AGENCY COLLATERALIZED
     MORTGAGE OBLIGATIONS-2.64%
Fannie Mae
   Interest Only Strip Series 02-16 IG
     6.00% 3/25/15 ..............................  $  256,000     $   25,714
   Series 02-70 QD 5.50% 6/25/26 ................     100,000        105,000
Freddie Mac
   Series 03-R001 1A  6.50% 2/13/33 .............     150,000        158,297
   Series 2302 NJ 6.50% 11/15/29 ................     175,000        183,747
   Series 2303 CW 8.50% 11/15/24 ................     159,714        165,003
Freddie Mac Structured Pass
   Through Securities Series T-11 A6
   6.50% 9/25/18 ................................     482,895        497,021
GNMA
   Series 02-61 BA 4.648% 3/16/26 ...............      60,000         61,497
   Series 02-62 B 4.763% 1/16/25 ................      60,000         61,549
   Series 98-9 B 6.85% 12/20/25 .................     188,217        190,865
                                                                  ----------
Total Agency Collateralized Mortgage
   Obligations (cost $1,452,181)                                   1,448,693
                                                                  ----------

AGENCY MORTGAGE-BACKED
     SECURITIES-13.47%
Fannie Mae
   5.00% 1/1/18 TBA .............................     170,000        174,144
   5.50% 1/1/33 TBA .............................      75,000         76,500
   6.00% 4/1/17 .................................     211,896        221,828
   6.00% 6/1/17 .................................     423,479        443,330
   6.00% 1/1/31 TBA .............................   1,455,000      1,504,106
   6.00% 1/1/33 .................................     485,000        502,278
   6.50% 1/1/14 TBA .............................     450,000        474,609
   6.50% 1/1/30 TBA .............................     840,000        874,650
   7.50% 6/1/31 .................................     475,381        505,092
   9.50% 6/1/19 .................................      38,220         42,317
Freddie Mac
   6.50% 1/1/30 TBA .............................   1,605,000      1,671,708
GNMA
   6.50% 9/15/32 ................................     705,284        740,990
   7.50% 1/15/32 ................................     140,106        149,563
                                                                  ----------
Total Agency Mortgage-Backed
   Securities (cost $7,295,483)                                    7,381,115
                                                                  ----------
AGENCY OBLIGATIONS-1.30%
Fannie Mae 4.75% 6/18/07 ........................     130,000        135,893
Freddie Mac
  *5.75% 3/15/09 ................................     300,000        337,322
   5.875% 3/21/11 ...............................     220,000        241,669
                                                                  ----------
Total Agency Obligations
   (cost $693,319) ..............................                    714,884
                                                                  ----------

ASSET-BACKED SECURITIES-4.11%

Freddie Mac Structure Pass Through
   Securities Series T-50 A3
   2.182% 9/27/07 ...............................      75,000         74,801
GSAMP Trust Series 02-WFN
   8.25% 10/20/32 ...............................      88,562         87,649

                                                                      Balanced-3

Delaware VIP Balanced Series
Statement of Net Assets (continued)

                                                    Principal       Market
                                                     Amount         Value

ASSET-BACKED SECURITIES (continued)
MBNA Credit Card Master Note Trust
   Series 01-A1 A1 5.75% 10/15/08 ...............  $  180,000     $  196,838
NationsCredit Grantor Trust
   Series 97-1 A6.75% 8/15/13 ...................     221,773        238,758
Peoplefirst.com Auto Receivables
   Owner Trust Series 00-2 A4
   6.43% 9/15/07 ................................     525,000        539,601
Residential Asset Securities
   Series 00-KS4 AI3 7.355% 1/25/26 .............     246,170        247,483
SLMA Student Loan Trust
   Series 02-3 A1 1.849% 7/25/06 ................      63,804         63,819
   Series 97-1 A2 2.223% 1/25/10 ................     275,345        276,660
   Series 97-4 A2 2.403% 10/25/10 ...............     460,000        463,564
Sharp Series 02-HE2N
   N 9.50% 8/25/32 ..............................      61,900         61,685
                                                                  ----------
Total Asset-Backed Securities
   (cost $2,212,992)                                               2,250,858
                                                                  ----------
COMMERCIAL MORTGAGE-BACKED
SECURITIES-2.04%

Chase Commercial Mortgage Securities
   Series 96-2C 6.90% 11/19/28 ..................     350,000        391,170
Commercial Mortgage Series 00-C1 A1
   7.206% 9/15/08 ...............................     442,868        493,755
CountryWide Mortgage Backed Securities
   Series 93-B B2 6.75% 11/25/23 ................      47,886         47,928
   Series 93-E B2 6.50% 1/25/24                        32,089         32,746
Credit Suisse First Boston Series 02-34
   1A1 7.50% 12/25/32 ...........................     145,000        152,794
                                                                  ----------
Total Commercial Mortgage-Backed
Securities (cost $1,021,571)                                       1,118,393
                                                                  ----------

CORPORATE BONDS-12.50%
Automobiles & Automotive Parts-0.18%
Ford Motor 7.45% 7/16/31 ........................     115,000        100,304
                                                                  ----------
                                                                     100,304
                                                                  ----------
Banking & Finance-2.76%
Banco Santander-Chile 6.50% 11/1/05 .............     150,000        159,482
Bank of Hawaii 6.875% 6/1/03 ....................     100,000        101,957
Bear Stearns Company 4.00% 1/31/08 ..............      65,000         65,584
Boeing Capital 6.10% 3/1/11 .....................      20,000         20,772
Citigroup 5.625% 8/27/12 ........................      70,000         73,741
Credit Suisse First Boston USA
   4.625% 1/15/08 ...............................      50,000         50,740
   5.75% 4/15/07 ................................      35,000         37,502
ERAC USA Finance 7.35% 6/15/08 85,000 95,816
Ford Motor Credit 6.875% 2/1/06 .................      75,000         75,183
General Electric Capital 5.45% 1/15/13 ..........      55,000         57,241
General Motors Acceptance
   6.75% 1/15/06 ................................     100,000        103,633
   6.875% 8/28/12 ...............................      65,000         64,185
   7.00% 2/1/12 .................................      30,000         30,177
   8.00% 11/1/31 ................................      90,000         90,745

                                                      Principal     Market
                                                       Amount       Value

  CORPORATE BONDS (continued)
  Banking & Finance (continued)
  Goldman Sachs 5.50% 11/15/14 ..................   $  75,000     $   75,760
  MBNA 5.375% 1/15/08 ...........................      40,000         41,085
  MBNA America Bank NA
     7.125% 11/15/12 ............................      25,000         26,209
  Morgan Stanley Dean Witter
     6.60% 4/1/12 ...............................      80,000         88,821
  PNC Funding Corporate 7.50% 11/1/09 ...........      55,000         63,547
  Regions Financial 6.375% 5/15/12 ..............      80,000         89,381
  Sprint Capital 6.875% 11/15/28 ................      55,000         44,416
  XL Capital 6.50% 1/15/12 ......................      45,000         48,810
                                                                  ----------
                                                                   1,504,787
                                                                  ----------

  Basic Industry/Capital Goods-0.29%
  Johnson Controls 5.00% 11/15/06 ...............      20,000         21,177
  Newmont Mining 8.625% 5/15/11 .................      70,000         81,907
  Textron 6.375% 11/15/08 .......................      50,000         55,616
                                                                  ----------
                                                                     158,700
                                                                  ----------

  Building & Materials-0.25%
  Valspar 6.00% 5/1/07 ..........................      70,000         74,513
  York International 6.625% 8/15/06 .............      60,000         64,060
                                                                  ----------
                                                                     138,573
                                                                  ----------

  Cable, Media & Publishing-1.09%
  AOL Time Warner
     5.625% 5/1/05 ..............................      65,000         66,511
     7.70% 5/1/32 ...............................      45,000         47,000
  Liberty Media
     7.75% 7/15/09 ..............................      55,000         59,529
     8.25% 2/1/30 ...............................      35,000         36,934
  Scholastic 5.75% 1/15/07 ......................      90,000         96,128
  Thomson Multimedia 5.75% 2/1/08 ...............      80,000         87,079
  USA Interactive 7.00% 1/15/13 .................     105,000        108,769
  USA Networks 6.75% 11/15/05 ...................      90,000         94,310
                                                                  ----------
                                                                     596,260
                                                                  ----------

  Consumer Products-0.31%
  Fortune Brands 7.125% 11/1/04 .................      80,000         86,162
  Maytag 6.875% 12/1/06 .........................      75,000         82,880
                                                                  ----------
                                                                     169,042
                                                                  ----------

  Energy-2.42%
  Colonial Pipeline 7.63% 4/15/32 ...............      40,000         47,895
  ConocoPhillips 5.90% 10/15/32 .................      75,000         74,834
++El Paso Natural Gas 144A
     8.375% 6/15/32 .............................      30,000         22,409
  Nabors Holdings 4.875% 8/15/09 ................      65,000         67,181
  Nabors Industries
    *5.375% 8/15/12 .............................      95,000         97,505
     6.80% 4/15/04 ..............................      80,000         84,306
  National Fuel Gas 7.30% 2/18/03 ...............      75,000         75,442
  North Border Pipeline 6.25% 5/1/07 ............      90,000         94,510
  Occidental Petroleum 5.875% 1/15/07 ...........      45,000         48,693

                                                                      Balanced-4

Delaware VIP Balanced Series
Statement of Net Assets (continued)

                                                     Principal      Market
                                                      Amount        Value

   CORPORATE BONDS (continued)
   Energy (continued)
   Oncor Electric 7.25% 1/15/33 .................    $ 60,000     $   61,291
   Oneok 7.75% 8/15/06 ..........................     105,000        115,992
 ++Public Service Colorado 144A
     7.875% 10/1/12 .............................      55,000         61,503
   Sempra Energy 6.80% 7/1/04 ...................      55,000         57,317
   Tennessee Gas 8.375% 6/15/32 .................     130,000        113,435
   Transocean Sedco Forex 6.75% 4/15/05 .........     140,000        151,353
   Valero Energy 6.125% 4/15/07 .................      70,000         72,410
   Western Atlas 7.875% 6/15/04 .................      75,000         80,707
                                                                  ----------
                                                                   1,326,783
                                                                  ----------

   Food, Beverage & Tobacco-0.53%
   Kroger 8.15% 7/15/06 .........................      45,000         50,951
   PepsiAmericas 3.875% 9/12/07 .................      90,000         91,548
   UST 8.80% 3/15/05 ............................      75,000         83,734
 ++UST 144A 6.625% 7/15/12 ......................      60,000         65,486
                                                                  ----------
                                                                     291,719
                                                                  ----------

   Insurance-0.51%
 ++AON
     144A 2.775% 1/15/03 ........................      65,000         64,992
     144A 7.375% 12/14/12 .......................      90,000         94,148
   Zurich Capital Trust 8.376% 6/1/37 ...........     130,000        120,020
                                                                  ----------
                                                                     279,160
                                                                  ----------

   Leisure, Lodging & Entertainment -  0.45%
   Wendy's International
     6.20% 6/15/14 ..............................      75,000         83,425
     6.25% 11/15/11 .............................     150,000        165,477
                                                                  ----------
                                                                     248,902
                                                                  ----------

   Retail-0.22%
   Delhaize America 9.00% 4/15/31 ...............      20,000         18,445
   Lowe's Companies 7.50% 12/15/05 .............       90,000        102,699
                                                                  ----------
                                                                     121,144
                                                                  ----------

   Telecommunications-1.15%
   AT&T
     6.50% 11/15/06 .............................      45,000         48,145
     6.50% 3/15/13 ..............................      30,000         30,161
   AT&T Broadband 8.375% 3/15/13 ................      20,000         22,766
   AT&T Wireless
     7.875% 3/1/11 ..............................      50,000         50,340
     8.125% 5/1/12 ..............................      45,000         45,313
  *Citizens Communications
     6.375% 8/15/04 .............................     100,000        102,505
   France Telecom 9.00% 3/1/31 ..................      85,000        103,807
   Intelsat 7.625% 4/15/12 ......................      15,000         15,418
   Singtel 6.375% 12/1/11 .......................      75,000         80,659
 ++Singtel 144A 7.375% 12/1/31 ..................      65,000         71,368
   Verizon Wireless 5.375% 12/15/06 .............      55,000         57,519
                                                                  ----------
                                                                     628,001
                                                                  ----------

                                                      Principal     Market
                                                        Amount      Value

   CORPORATE BONDS (continued)
   Transportation & Shipping-0.33%
  *American Airlines 6.817% 5/23/11 .............  $  140,000     $  120,273
   Delta Air Lines 7.299% 9/18/06 ...............      80,000         60,167
                                                                  ----------
                                                                     180,440
                                                                  ----------

   Utilities-2.01%
   Avista 7.75% 1/1/07 ..........................     130,000        134,092
   Carolina P&L 6.50% 7/15/12 ...................      25,000         27,381
   Consumers Energy 6.00% 3/15/05 ...............      75,000         74,381
   Detroit Edison 5.05% 10/1/05 .................      75,000         79,492
   Great Lakes Power 9.00% 8/1/04 ...............      45,000         47,748
   Kerr-McGee 5.875% 9/15/06 ....................      85,000         92,229
   Marathon Oil
      5.375% 6/1/07 .............................      70,000         73,891
      9.125% 1/15/13 ............................     185,000        232,796
   Nexen 7.875% 3/15/32 .........................      75,000         82,027
 ++Northern State Power-M 144A
      8.00% 8/28/12 .............................      55,000         62,457
   PSEG Energy Holdings 8.625% 2/15/08 ..........      15,000         12,540
   Southern Capital 5.30% 2/1/07 ................      90,000         95,404
   Union Oil of California 6.375% 2/1/04 ........      85,000         88,399
                                                                  ----------
                                                                   1,102,837
                                                                  ----------
   Total Corporate Bonds
   (cost $6,535,388)                                               6,846,652
                                                                  ----------
   U.S. TREASURY OBLIGATIONS-6.43%
 *#U.S. Treasury Bond 5.375% 2/15/31 ............     560,000        610,662
   U.S. Treasury Inflation Index Notes
     3.00% 7/15/12 ..............................      80,667         85,747
    *3.375% 4/15/32 .............................     127,676        147,327
    *3.625% 1/15/08 .............................     202,000        221,695
   U.S. Treasury Notes
     1.75% 12/31/04 .............................     320,000        321,050
    *2.00% 11/30/04 .............................     225,000        226,934
     3.00% 11/15/07 .............................      25,000         25,309
    *4.00% 11/15/12 .............................   1,855,000      1,881,811
                                                                  ----------
   Total U.S. Treasury Obligations
   (cost $3,404,914) ............................                  3,520,535
                                                                  ----------


                                                                      Balanced-5

Delaware VIP Balanced Series
Statement of Net Assets (continued)

                                                   Principal       Market
                                                     Amount        Value

REPURCHASE AGREEMENTS-11.05%
With BNP Paribas 1.07% 1/2/03 (dated
  12/31/02, collateralized by $2,621,000
  U.S. Treasury Bills due 6/19/03, market
  value $2,606,911) .............................  $2,555,000    $2,555,000
With J.P. Morgan Securities 1.03% 1/2/03
  (dated 12/31/02, collateralized by $943,000
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $963,851) .......................     944,000       944,000
With UBS Warburg 1.10% 1/2/03 (dated
  12/31/02, collateralized by $2,571,000
  U.S. Treasury Notes 3.875% due 6/30/03,
  market value $2,606,486) ......................  $2,555,000    $2,555,000
                                                                 ----------
Total Repurchase Agreements
   (cost $6,054,000) ............................                 6,054,000
                                                                 ----------

TOTAL MARKET VALUE OF SECURITIES-109.65% (cost $62,858,308)      60,078,164

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED
 SECURITIES-2.32% (cost $1,270,521)+++                            1,270,521

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(2.32%)+++    (1,270,521)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(9.65%)          (5,285,556)
                                                                -----------

NET ASSETS APPLICABLE TO 4,903,751.8 SHARES OUTSTANDING-100.00% $54,792,608
                                                                ===========

NET ASSET VALUE-DELAWARE VIP BALANCED SERIES STANDARD CLASS
 ($54,788,679/4,903,400 shares)                                      $11.17
                                                                     ======

NET ASSET VALUE-DELAWARE VIP BALANCED SERIES SERVICE CLASS
 ($3,929/351.8 shares)                                               $11.17
                                                                     ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited                        $83,295,719
authorization-no par)
Undistributed net investment income                               1,594,473
Accumulated net realized loss on investments                    (27,371,234)
Net unrealized depreciation of investments                       (2,726,350)
                                                                -----------
Total net assets                                                $54,792,608
                                                                ===========

-----------------
  +Non-income producing security for the year ended December 31, 2002. ++Security exempt from registration under rule 144A of the Securities Act of
   1933. See note #11 in "Notes to Financial Statements".
+++See Note #10 in "Notes to Financial Statements".
  *Fully or partially on loan.
  #Fully or partially pledged as collateral for financial futures and options contracts.

   GNMA-Ginnie Mae
   SLMA-Student Loan Marketing Association
   TBA-To Be Announced

                             See accompanying notes

                                                                      Balanced-6

Delaware VIP Trust-
Delaware VIP Balanced Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest ..............................................        $  1,357,281
Dividends .............................................             659,554
Securities lending income .............................              20,470
                                                               ------------
                                                                  2,037,305
                                                               ------------

EXPENSES:
Management fees .......................................             464,006
Accounting and administration expenses ................              30,945
Custodian fees ........................................              10,051
Dividend disbursing and transfer agent fees
   and expenses .......................................               6,941
Professional fees .....................................               6,150
Reports and statements to shareholders ................               5,081
Trustees' fees ........................................               3,029
Registration fees .....................................                  50
Distribution expense-Service Class ....................                   7
Other .................................................              20,485
                                                               ------------
                                                                    546,745
Less expenses absorbed or waived ......................             (10,231)
Less expenses paid indirectly .........................              (2,440)
                                                               ------------
Total expenses ........................................             534,074
                                                               ------------

NET INVESTMENT INCOME .................................           1,503,231
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on:
Investments ...........................................          (9,324,275)
Futures contracts .....................................            (122,202)
Options written .......................................              46,398
Swap agreements .......................................              38,249
                                                               ------------
Net realized loss .....................................          (9,361,830)
Net change in unrealized appreciation/depreciation
   of investments .....................................          (5,206,494)
                                                               ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .....................................         (14,568,324)
                                                               ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................        $(13,065,093)
                                                               ============

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Balanced Series
Statements of Changes in Net Assets

                                                        Year Ended
                                                 12/31/02         12/31/01
                                                 --------         --------
INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS:
Net investment income                          $  1,503,231    $  2,393,808
Net realized loss on investments                 (9,361,830)     (7,258,551)
Net change in unrealized appreciation/
   depreciation of investments                   (5,206,494)     (4,267,851)
                                               ------------    ------------
Net decrease in net assets resulting
   from operations                              (13,065,093)     (9,132,594)
                                               ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class                                (2,464,289)     (2,530,654)
   Service Class                                       (126)           (107)
                                               ------------    ------------
                                                 (2,464,415)     (2,530,761)
                                               ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
   Standard Class                                 1,028,220       1,599,613
   Service Class                                          -               -
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
   Standard Class                                 2,464,289       2,530,654
   Service Class                                        126             107
                                               ------------    ------------
                                                  3,492,635       4,130,374
                                               ------------    ------------

Cost of shares repurchased:
   Standard Class                               (23,552,847)    (22,795,114)
   Service Class                                          -               -
                                               ------------    ------------
                                                (23,552,847)    (22,795,114)
                                               ------------    ------------

Decrease in net assets derived from capital
   share transactions                           (20,060,212)    (18,664,740)
                                               ------------    ------------

NET DECREASE IN NET ASSETS                      (35,589,720)    (30,328,095)

NET ASSETS:

Beginning of period                              90,382,328     120,710,423
                                               ------------    ------------
End of period                                  $ 54,792,608    $ 90,382,328
                                               ============    ============

                             See accompanying notes

                                                                      Balanced-7

Delaware VIP Trust-Delaware VIP Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          Delaware VIP  Balanced Series Standard Class
                                                                                         Year Ended
                                                         12/31/02        12/31/01(1)     12/31/00        12/31/99        12/31/98
                                                         -------------------------------------------------------------------------
Net asset value, beginning of period .................    $13.730          $15.230        $17.340         $20.040         $19.050

Income (loss) from investment operations:
Net investment income(2) .............................      0.258            0.329          0.399           0.408           0.349
Net realized and unrealized gain (loss) on investments     (2.430)          (1.494)        (0.956)         (1.958)          2.831
                                                          -------          -------        -------         -------         -------
Total from investment operations .....................     (2.172)          (1.165)        (0.557)         (1.550)          3.180
                                                          -------          -------        -------         -------         -------
Less dividends and distributions from:
Net investment income ................................     (0.388)          (0.335)        (0.451)         (0.380)         (0.420)
Net realized gain on investments .....................          -                -         (1.102)         (0.770)         (1.770)
                                                          -------          -------        -------         -------         -------
Total dividends and distributions ....................     (0.388)          (0.335)        (1.553)         (1.150)         (2.190)
                                                          -------          -------        -------         -------         -------
Net asset value, end of period .......................    $11.170          $13.730        $15.230         $17.340         $20.040
                                                          =======          =======        =======         =======         =======
Total return(3) ......................................    (16.27%)          (7.66%)        (3.12%)         (7.85%)         18.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............    $54,789          $90,377       $120,705        $172,002        $201,856
Ratio of expenses to average net assets ..............      0.75%            0.73%          0.79%           0.74%           0.70%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ....      0.76%            0.73%          0.79%           0.74%           0.70%
Ratio of net investment income to average net assets .      2.10%            2.37%          2.54%           2.17%           2.20%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly ........................................      2.09%            2.37%          2.54%           2.17%           2.20%
Portfolio turnover ...................................       303%             336%           179%            107%             94%

---------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                      Balanced-8

Delaware VIP Balanced Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                           Delaware VIP Balanced Series Service Class
                                                              Year           Year          5/1/00(2)
                                                             Ended          Ended             to
                                                           12/31/02       12/31/01(1)      12/31/00
                                                           ------------------------------------------
Net asset value, beginning of period ....................   $13.720         $15.230         $15.080

Income (loss) from investment operations:
Net investment income(3) ................................     0.238           0.308           0.246
Net realized and unrealized gain (loss) on investments ..    (2.421)         (1.498)          0.024
                                                            -------         -------         -------
Total from investment operations ........................    (2.183)         (1.190)          0.270
                                                            -------         -------         -------

Less dividends and distributions from:
Net investment income ...................................    (0.367)         (0.320)         (0.120)
Net realized gain on investments ........................         -               -               -
                                                            -------         -------         -------
Total dividends and distributions .......................    (0.367)         (0.320)         (0.120)
                                                            -------         -------         -------

Net asset value, end of period ..........................   $11.170         $13.720         $15.230
                                                            =======         =======         =======

Total return(4) .........................................   (16.40%)         (7.76%)          1.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................        $4              $5              $5
Ratio of expenses to average net assets .................     0.90%           0.88%           0.94%
Ratio of expenses to average net assets prior to
  expense  limitation and expenses paid indirectly ......     0.91%           0.88%           0.94%
Ratio of net investment income to average net assets ....     1.95%           2.22%           2.39%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly ...........................................     1.94%           2.22%           2.39%
Portfolio turnover ......................................      303%            336%            179%

--------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets of 0.07%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                      Balanced-9

Delaware VIP Trust-Delaware VIP Balanced Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Balanced Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,713 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002, were approximately $727. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

                                                                     Balanced-10

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:
                          Dividend disbursing,
          Investment       transfer agent fees,
          management          accounting              Other expenses
          fee payable      and other expenses         payable to DMC
           to DMC           payable to DSC            and affiliates
         ------------    ---------------------        ---------------
           $4,238              $(1,948)                  $(11,900)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ................            $188,999,273
Sales ....................            $209,755,726

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                      Aggregate               Aggregate
   Cost of           unrealized              unrealized         Net unrealized
investments         appreciation            depreciation         depreciation
------------        ------------            ------------        --------------
$63,414,649          $1,502,025             $(4,838,510)         $(3,336,485)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                            Year            Year
                                            Ended           Ended
                                          12/31/02         12/31/01
                                         ----------       ---------
   Ordinary income ................      $2,464,415       $2,530,761

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest .............  $ 83,295,719
Undistributed ordinary income .............     1,594,473
Capital loss carryforwards ................   (26,568,248)
Post-October losses .......................      (229,140)
Unrealized depreciation of investments ....    (3,300,196)
                                             ------------
Net assets ................................  $ 54,792,608
                                             ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,963,267 expires in 2008, $8,028,969 expires in 2009, and $9,576,012 expires in 2010.

                                                                     Balanced-11

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Year                Year
                                                    Ended               Ended
                                                   12/31/02            12/31/01
                                                   --------            --------
Shares sold:
   Standard Class ...........................       83,820              114,048
   Service Class ............................            -                   -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...........................      185,424              193,920
   Service Class ............................            9                    8
                                                ----------           ----------
                                                   269,253              307,976
                                                ----------           ----------
Shares repurchased:

   Standard Class ...........................   (1,948,157)          (1,649,390)
   Service Class ............................            -                   -
                                                ----------           ----------
                                                (1,948,157)          (1,649,390)
                                                ----------           ----------
Net decrease ................................   (1,678,904)          (1,341,414)
                                                ==========           ==========
6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2002 were as follows:

Contracts                                             Notional                                  Unrealized
to Buy (Sell)                                     Cost (Proceeds)       Expiration Date          Gain (Loss)
-------------                                     ---------------       ---------------         ------------
(13) U.S. Treasury 10 year notes                   $(1,462,475)             3/03                  $(33,434)
(2) U.S. 10 year swap*                                (218,793)             3/03                    (7,207)
(5) U.S. Treasury 2 year notes                      (1,063,388)             3/03                   (12,650)
16 U.S. Treasury 5 year notes                        1,772,012              3/03                    39,588
7 U.S. Long Bond (CBT)                                 763,906              3/03                    24,906
                                                                                                   -------
                                                                                                   $11,203
                                                                                                   =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

--------------------
*10 year swap future is based on the notional price of a 10-year interest rate swap that has notional principal equal to $100,000 and that exchanges semiannual interest payments at a fixed rate of 6% per annum for floating interest rate payments based on the 3-month LIBOR

                                                                     Balanced-12

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

8. Options Written
During the year ended December 31, 2002, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2002 for the Series, were as follows:

                                                            Number
                                                         of Contracts      Premiums
                                                         ------------      --------
Options outstanding at December 31, 2001                       -           $     -
Options written                                              136           105,159
Options terminated in closing purchase transaction          (102)          (71,499)
                                                            ----           -------
Options outstanding at December 31, 2002                      34           $33,660
                                                            ====           =======

At December 31, 2002, the Series had the following options written outstanding:

                                                        Notional
                                                        Amounts                                             Net
                                      Number of        of Futures       Exercise      Expiration        Appreciation
Description                           Contracts        Contracts          Price          Date          (Depreciation)
-----------                           ---------        ----------       --------       ---------       --------------
Call Options Written
U.S. Treasury 10 year Future            17            $1,700,000         $115           2/22/03           $(7,342)
Put Options Written
U.S. Treasury 10 year Future            17            $1,700,000         $110            2/22/03           13,643
                                                                                                          -------
                                                                                                          $ 6,301
                                                                                                          =======

Writing options contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

9. Swap Agreements
During the year ended December 31, 2002, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2002, the Series had the following total return swap agreements outstanding:

Notional             Expiration                                                          Net unrealized
 Amount                 Date                        Description                              gain
--------             -----------                    -----------                          --------------
$665,500             1/01/03            Agreement with Lehman Brothers Special             $36,290
                                      Financing, Inc. to receive the notional amount
                                      multiplied by the return on the Lehman Brothers
                                         Commercial MBS Index AAA and to pay the
                                       notional amount multiplied by the 1 month
                                     BBA LIBOR adjusted by a spread of minus 0.40%.

                                                                     Balanced-13

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

9. Swap Agreements (continued)
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

10. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $3,826,807.

Cash collateral received was invested in the following:

Description                                                     Market Value
-----------                                                     ------------
Morgan Stanley Dean Witter 1.60% 1/16/03 .................         $58,439
Toyota Motor Credit 1.43% 2/20/03 ........................         116,879
Wachovia Bank 1.5325% 5/8/03 .............................          58,440
Morgan Stanley Dean Witter 1.9025% 2/2/04 ................          23,376
Canadian Imperial Bank NY 1.4098% 10/9/03 ................          11,682
Natexis Banques Populaires NY 1.4698% 10/15/03 ...........          23,364
GE Life and Annuity 1.46% 3/31/03 ........................          70,127
Aegon NV 1.4979% 3/18/03 .................................         116,856
MBNA Master Credit Card 1.4601% 3/15/04 ..................          23,396
Racers Series 2002-35-C 1.7221% 4/15/04 ..................          58,099
Sigma Finance 1.3502% 1/15/03 ............................          46,788
MBNA 1998-A A 1.4345% 3/17/03 ............................          23,382
Grampian Funding LLC 1.3847% 2/12/03 .....................          20,966
Mont Blanc 1.4028% 1/22/03 ...............................          11,665
Merrill Lynch Mortgage Capital 1.4525% 1/6/03 ............          58,439
Racers Series 1999-35-MM 1.57% 9/16/03 ...................          70,127
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03 ............         478,496
                                                                ----------
                                                                $1,270,521
                                                                ==========

In addition, the Series received securities collateral totaling $2,556,286.

11. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                                                                     Balanced-14

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

12. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

     (A)              (B)
   Long-Term        Ordinary
Capital Gains        Income                 Total                   (C)
Distributions     Distributions          Distributions           Qualifying
 (Tax Basis)      (Tax Basis)             (Tax Basis)             Dividends(1)
-------------    --------------          -------------           -------------
      -                100%                   100%                    100%

--------------
(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                     Balanced-15

Delaware VIP Trust-Delaware VIP Balanced Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Balanced Series

We have audited the accompanying statement of net assets of Delaware VIP Balanced Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Balanced Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                                     Balanced-16

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

  Walter P. Babich               Trustee              15 Years              Board Chairman -           107             None
 2005 Market Street                                                 Citadel Construction Corporation
  Philadelphia, PA                                                         (1989 - Present)
      19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -              89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee             14 Years        Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                  Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years            Vice President/Mergers &      107             None
  2005 Market Street                                                   Acquisitions - 3M Corporation
  Philadelphia, PA                                                       (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll           Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR INCOME

Delaware VIP Trust-Delaware VIP Capital Reserves Series

Portfolio Snapshot
   As the stock market suffered losses during the 12-month period, most bonds flourished. The already low interest rate environment enhanced the attractiveness of fixed-income instruments as investors looked to offset the declining value of their equity holdings. Stocks suffered due to investor uncertainty over the pace of the economic recovery. For its part, the Federal Reserve reduced interest rates yet again in November to lend further aid to the economy.

   Delaware VIP Capital Reserves Series (the "Series") returned +7.09% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2002. The Lehman Brothers Intermediate Government/Credit Index gained +9.84% for the same period.

   The Series focuses on holdings from the investment-grade corporate bond sector of the overall fixed-income market. Corporate bonds performed well for the fiscal year. Due to a flight of investor assets into the highest quality sectors of the bond market, however, those securities issued by the government and its affiliated agencies turned in the top performances of 2002. Over time, we believe a continued strengthening of the economy should restore longer-term balance to the fixed-income market, in which high-grade corporate bonds tend to outperform government-related issues.

Investment Outlook
   If inflationary pressures remain muted, we believe any upmove in interest rates caused by continued economic strength may be modest. Conversely, we also believe the Fed's interest rate cuts during 2001 are taking effect within the economy, heightening investor optimism about the new year. For those investors seeking high income potential within a diversified bond portfolio, Delaware VIP Capital Reserves Series is well positioned in our opinion to meet those needs.

Performance of a $10,000 Investment:
December 31, 1992 through December 31, 2002


           Lehman Brothers Intermediate   Delaware VIP Capital Reserves Series
              Government/Credit Index           (Standard Class Shares)
           ----------------------------   ------------------------------------
Dec. '92            $10,000                              $10,000
Dec. '93            $10,785                              $10,879
Dec. '94            $10,495                              $10,669
Dec. '95            $11,973                              $12,305
Dec. '96            $12,457                              $12,803
Dec. '97            $13,404                              $13,811
Dec. '98            $14,293                              $14,974
Dec. '99            $14,331                              $15,033
Dec. '00            $15,542                              $16,551
Dec. '01            $16,835                              $18,038
Dec. '02            $18,048                              $19,813

                   Delaware VIP Capital Reserves Series
                       Average Annual Total Returns
                   ------------------------------------
                    Standard Class       Service Class
                       Shares*              Shares**

Lifetime               +6.72%                +8.63%
10 Years               +6.08%                   --
Five Years             +6.13%                   --
One Year               +7.09%                +6.84%

        For the periods ended December 31, 2002

 *Commenced operations on July 28, 1988.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Capital Reserves Series Standard Class shares and the Lehman Brothers Intermediate Government/Credit Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Intermediate Government/Credit Index measures the performance of U.S. government and corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Capital Reserves Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                              Capital Reserves-1

Delaware VIP Trust-Delaware VIP Capital Reserve Series
Statement of Net Assets
December 31, 2002


                                                    Principal        Market
                                                      Amount          Value

   AGENCY COLLATERALIZED
      MORTGAGE OBLIGATIONS-4.61%
   Fannie Mae Series 02-70
      QD 5.50% 6/25/26 .......................... $   180,000    $   189,000

   Freddie Mac Structured Pass Through
      Securities Series T-50 A3
      2.182% 9/27/07 ............................     320,000        319,150
   Freddie Mac
      Series 03-R001 1A 6.50% 2/13/33 ...........     285,000        300,764
      Series 2303 CW 8.50% 11/15/24 .............     162,671        168,059
   Freddie Mac Structured Pass Through
      Securities Series T-11 A6
      6.50% 9/25/18 .............................     386,316        397,616
   GNMA
      Series 02-61 BA 4.648% 3/16/26 ............      80,000         81,996
      Series 02-62 B 4.763% 1/16/25 .............      80,000         82,066
      Series 98-9 B 6.85% 12/20/25 ..............     423,488        429,447
                                                                 -----------
   Total Agency Collateralized Mortgage
     Obligations (cost $1,956,023) .............                   1,968,098
                                                                 -----------

   AGENCY MORTGAGE-BACKED
      SECURITIES-6.85%
   Fannie Mae
      5.00% 1/1/18 TBA ..........................     200,000        204,875
      5.50% 1/1/33 TBA ..........................      85,000         86,700
      6.00% 4/1/17 ..............................     259,464        271,626
      6.00% 1/1/31 TBA ..........................     665,000        687,444
      6.00% 1/1/33 ..............................     225,000        233,016
      6.50% 1/1/30 TBA ..........................     830,000        864,237
      7.50% 2/1/30 ..............................      34,661         36,838
      7.50% 10/1/31 .............................      64,536         68,550
   Freddie Mac
      5.50% 1/1/32 TBA ..........................     435,000        443,428
   GNMA
      12.00% 6/20/14 ............................      11,942         14,087
      12.00% 3/20/15 ............................       9,209         10,890
      12.00% 2/20/16 ............................       4,490          5,319
                                                                 -----------
   Total Agency Mortgage-Backed
      Securities (cost $2,892,269) ..............                 2,927,010
                                                                 -----------

   AGENCY OBLIGATIONS-7.31%
   Fannie Mae 4.75% 6/18/07 .....................     170,000        177,707
   Freddie Mac
      3.50% 9/15/07 .............................   1,315,000      1,343,842
      5.875% 3/21/11 ............................     715,000        785,425
   SLMA Student Loan Trust
      Series 02-3 A1 1.849% 7/25/06 .............      37,047         37,056
      Series 97-1 A2 2.223% 1/25/10 .............     151,440        152,163
      Series 97-4 A2 2.403% 10/25/10 ............     620,000        624,804
                                                                 -----------
   Total Agency Obligations
      (cost $3,037,749) .........................                 3,120,997
                                                                 -----------

   ASSET-BACKED SECURITIES-4.87%
   DVI Receivables Series 01-1 A4
      5.808% 4/11/09 ............................     500,000        524,945
   GSAMP Trust Series 02-WFN
      8.25% 10/20/32 ............................     119,559        118,326

                                                    Principal        Market
                                                      Amount          Value
   ASSET-BACKED SECURITIES (continued)
   MBNA Credit Card Master Note Trust
      Series 01-A1 A1 5.75% 10/15/08 ............ $   280,000    $   306,192
      Series 02-A1 4.95% 6/15/09 ................     300,000        322,948
   NationsCredit Grantor Trust Series
      97-1 A 6.75% 8/15/13 ......................     165,660        178,347
   Peoplefirst.com Auto Receivables
      Owner Trust Series 00-2 A4
      6.43% 9/15/07 .............................     350,000        359,734
   Residential Asset Securities Series
      00-KS4 AI3 7.355% 1/25/26 .................     173,767        174,694
   Sharp Series 02-HE2N N
      9.50% 10/25/32 ............................     100,131         92,527
                                                                 -----------
   Total Asset-Backed Securities
      (cost $1,994,027) .........................                 2,077,713
                                                                 -----------

   COMMERCIAL MORTGAGE-BACKED
      SECURITIES-3.70%
   Commercial Mortgage Series 00-C1
      A1 7.206% 9/15/08 .........................     499,312        556,684
   Credit Suisse First Boston Series
      02-34 1A1 7.50% 12/25/32 ..................     275,000        289,781
   First Union National Bank Commercial
      Mortgage Series 99-C4 A1
      7.184% 9/15/08 ............................     666,887        732,678
                                                                 -----------
   Total Commercial Mortgage-Backed
      Securities (cost $1,457,034) ..............   1,457,034)     1,579,143
                                                                 -----------

   CORPORATE BONDS- 29.93%
   Airlines-0.11%
   Delta Air Lines 7.299% 9/18/06 ...............      60,000         45,125
                                                                 -----------
                                                                      45,125
                                                                 -----------

   Automobiles & Automotive Parts-0.26%
   Johnson Controls 5.00% 11/15/06 ..............     105,000        111,181
                                                                 -----------
                                                                     111,181
                                                                 -----------

   Banking & Finance-12.02%
   Apache Financial 7.00% 3/15/09 ...............     120,000        138,211
   Banco Santander-Chile
      6.50% 11/1/05 .............................     340,000        361,493
   Bank of Hawaii 6.875% 6/1/03 .................      95,000         96,859
   Bear Stearns Company 4.00% 1/31/08 ...........     205,000        206,843
   Boeing Capital 5.75% 2/15/07 .................     110,000        116,335
   Citigroup 5.625% 8/27/12 .....................     530,000        558,325
   Compass Bank 6.45% 5/1/09 ....................     120,000        131,256
   Credit Suisse First Boston USA
      4.625% 1/15/08 ............................     155,000        157,292
      5.75% 4/15/07 .............................      70,000         75,005
 ++ERAC USA Finance 7.35%
      6/15/08 144A ..............................     225,000        253,630
   First Bank National Association
      7.30% 8/15/05 .............................     500,000        563,296
   Ford Motor Credit 6.875% 2/1/06 ..............     180,000        180,438
   Frost National Bank 6.875% 8/1/11 ............     205,000        222,950
   General Electric Capital 4.25% 1/28/05 .......     300,000        313,493

                                                          Capital Reserves-2

Delaware VIP Capital Reserves Series
Statement of Net Assets (continued)

                                                    Principal        Market
                                                      Amount          Value
   CORPORATE BONDS (continued)
   Banking & Finance (continued)
   GMAC
      6.75% 1/15/06 ............................. $   270,000    $   279,808
      6.875% 8/28/12 ............................     335,000        330,800
      7.00% 2/1/12 ..............................      70,000         70,413
   Goldman Sachs 5.50% 11/15/14 .................     155,000        156,571
   MBNA 5.375% 1/15/08 ..........................      80,000         82,170
   MBNA America Bank NA
      7.125% 11/15/12 ...........................      65,000         68,144
   Morgan Stanley Dean Witter
      6.60% 4/1/12 ..............................     150,000        166,539
   PNC Funding Corporate
      7.50% 11/1/09 .............................     120,000        138,648
   Regions Financial
      6.375% 5/15/12 ............................     265,000        296,074
   Sprint Capital 6.875% 11/15/28 ...............      60,000         48,454
   XL Capital 6.50% 1/15/12 .....................     115,000        124,736
                                                                 -----------
                                                                   5,137,783
                                                                 -----------

   Building & Materials-0.40%
   Valspar 6.00% 5/1/07 .........................     100,000        106,447
   York International 6.625% 8/15/06 ............      60,000         64,060
                                                                 -----------
                                                                     170,507
                                                                 -----------

   Cable, Media & Publishing-1.67%
   AOL Time Warner
      5.625% 5/1/05 .............................      65,000         66,511
      6.75% 4/15/11 .............................     110,000        114,607
      7.70% 5/1/32 ..............................     150,000        156,668
   Liberty Media 7.75% 7/15/09 ..................      40,000         43,294
   Scholastic 5.75% 1/15/07 .....................      80,000         85,448
   Thomson Multimedia 5.75% 2/1/08 ..............     110,000        119,734
   USA Networks 6.75% 11/15/05 ..................     120,000        125,747
                                                                 -----------
                                                                     712,009
                                                                 -----------

   Consumer Products-0.64%
 ++Brands 7.125% 11/1/04 144A ...................      80,000         86,162
   Maytag 6.875% 12/1/06 ........................     170,000        187,862
                                                                 -----------
                                                                     274,024
                                                                 -----------

   Energy-1.62%
 ++ConocoPhillips 4.75% 10/15/12 144A ...........     205,000        206,500
   Occidental Petroleum 5.875% 1/15/07 ..........      90,000         97,385
   Oneok 7.75% 8/15/06 ..........................     115,000        127,039
   Transocean Sedco Forex 6.75% 4/15/05 .........     170,000        183,785
   Valero Energy 6.125% 4/15/07 .................      75,000         77,582
                                                                 -----------
                                                                     692,291
                                                                 -----------

   Food, Beverage & Tobacco-1.22%
   Kroger 8.15% 7/15/06 .........................      85,000         96,240
   PepsiAmericas 3.875% 9/12/07 .................     125,000        127,151
   UST
 ++625% 7/15/12 144A ............................     195,000        212,830
   8.80% 3/15/05 ................................      75,000         83,734
                                                                 -----------
                                                                     519,955
                                                                 -----------
   Insurance-1.25%
   AON
 ++775% 1/15/03 144A ............................      70,000         69,991
 ++375% 12/14/12 144A ...........................     275,000        287,673

                                                    Principal        Market
                                                      Amount          Value
   CORPORATE BONDS (continued)
   Insurance (continued)
   Progressive Corporate
      6.375% 1/15/12 ............................ $   160,000    $   175,137
                                                                 -----------
                                                                     532,801
                                                                 -----------

   Leisure, Lodging & Entertainment-0.20%
   Wendy's 6.20% 6/15/14 ........................      75,000         83,425
                                                                 -----------
                                                                      83,425
                                                                 -----------

   Metals & Mining-0.41%
   Newmont Mining 8.625% 5/15/11 ................     150,000        175,514
                                                                 -----------
                                                                     175,514
                                                                 -----------

   Retail-1.50%
   Lowe's Companies 7.50% 12/15/05 ..............     190,000        216,811
   USA Interactive 7.00% 1/15/13 ................     410,000        424,712
                                                                 -----------
                                                                     641,523
                                                                 -----------

   Telecommunications-2.16%
   AT&T
      6.50% 11/15/06 ............................     175,000        187,230
      6.50% 3/15/13 .............................      65,000         65,348
   AT&T Broadband 8.375% 3/15/13 ................      45,000         51,225
   AT&T Wireless
      7.875% 3/1/11 .............................      55,000         55,374
      8.125% 5/1/12 .............................      55,000         55,382
   Citizens Communications
      6.375% 8/15/04 ............................     150,000        153,757
 ++Intelsat 7.625% 4/15/12 144A .................      35,000         35,976
 ++Singtel 6.375% 12/1/11 144A ..................      90,000         96,791
   Verizon Wireless 5.375% 12/15/06 .............     210,000        219,617
                                                                 -----------
                                                                     920,700
                                                                 -----------

   Utilities-6.47%
   Carolina P & L 6.50% 7/15/12 .................     120,000        131,429
   Consumers Energy 6.00% 3/15/05 ...............      75,000         74,381
   Detroit Edison 5.05% 10/1/05 .................     275,000        291,471
   Florida Power 8.00% 12/1/22 ..................     150,000        156,570
   Great Lakes Power 9.00% 8/1/04 ...............      50,000         53,054
   Kerr-McGee 5.875% 9/15/06 ....................      90,000         97,654
   Marathon Oil
      5.375% 6/1/07 .............................     100,000        105,558
      9.375% 2/15/12 ............................     535,000        672,920
   Nabors Holdings 4.875% 8/15/09 ...............     145,000        149,866
   Nabors Industries
      5.375% 8/15/12 ............................     215,000        220,668
      6.80% 4/15/04 .............................      80,000         84,306
   National Fuel Gas 7.30% 2/18/03 ..............      60,000         60,354
   North Border Pipeline 6.25% 5/1/07 ...........      95,000         99,761
 ++North State Power 8.00%
      8/28/12 144A ..............................      85,000         96,524
   PSEG Energy Holdings 8.625% 2/15/08 ..........      20,000         16,720
   Public Service Colorado 7.875% 10/1/12 .......     100,000        111,823
   Sempra Energy 6.80% 7/1/04 ...................      70,000         72,949
   Southern Company 5.30% 2/1/07 ................      95,000        100,704
   Union Oil Of California 6.375% 2/1/04 ........      85,000         88,399
   Western Atlas 7.875% 6/15/04 .................      75,000         80,707
                                                                 -----------
                                                                   2,765,818
                                                                 -----------
   Total Corporate Bonds
      (cost $12,144,086) ........................                 12,782,656
                                                                 -----------

                                                          Capital Reserves-3

   Delaware VIP Capital Reserves Series
   Statement of Net Assets (continued)

                                                    Principal        Market
                                                      Amount          Value

   U.S. TREASURY OBLIGATIONS- 40.52%
   U.S. Treasury Bond
      1.75% 12/31/04 ............................ $ 1,150,000    $ 1,153,774
   U.S. Treasury Inflation Index Notes
      3.00% 7/15/12 .............................     121,001        128,620
      3.375% 4/15/32 ............................     122,569        141,433
      3.625% 1/15/08 ............................     403,999        443,390
   U.S. Treasury Notes
      2.00% 11/30/04 ............................   5,355,000      5,401,021
  +   3.00% 11/15/07 ............................   7,340,000      7,430,605
  +   4.00% 11/15/12 ............................   2,125,000      2,155,715
      4.25% 3/31/03 .............................     450,000        453,481
                                                                 -----------
   Total U.S. Treasury Obligations
      (cost $17,127,013) ........................                 17,308,039
                                                                 -----------

                                                    Principal        Market
                                                      Amount          Value

   REPURCHASE AGREEMENTS-1.14%
   With BNP Paribas 1.07% 1/2/03
      (dated 12/31/02,
      collateralized
      by $210,000 U.S. Treasury Bills due
      6/19/03, 208,846) ......................... $   204,700    $   204,700
   With J.P. Morgan Securities
      1.03% 1/2/03 (dated 12/31/02,
      collateralized by $75,500
      U.S. Treasury Notes 2.875% due
      6/30/04, 77,216) ..........................      75,600         75,600
   With UBS Warburg 1.10% 1/2/03
      (dated 12/31/02,
      collateralized
      by $206,000 U.S. Treasury Notes
      3.875% due 6/30/03, market
      value $208,812) ...........................     204,700        204,700
                                                                 -----------
   Total Repurchase Agreements
      (cost $485,000) ...........................                    485,000
                                                                 -----------

TOTAL MARKET VALUE OF SECURITIES-98.93% (COST $41,093,201) .......................................................       42,248,656

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.07% ............................................................          454,902
                                                                                                                        -----------
NET ASSETS APPLICABLE TO 4,282,335 SHARES OUTSTANDING-100.00% ....................................................      $42,703,558
                                                                                                                        ===========
NET ASSET VALUE-DELAWARE VIP CAPITAL RESERVES SERIES STANDARD CLASS ($42,697,331/4,281,710 shares) ...............            $9.97
                                                                                                                              =====
NET ASSET VALUE-DELAWARE VIP CAPITAL RESERVES SERIES SERVICE CLASS ($6,227/624.5 shares) .........................            $9.97
                                                                                                                              =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...................................................      $43,864,989
Undistributed net investment income ..............................................................................            4,027
Accumulated net realized loss on investments .....................................................................       (2,348,715)
Net unrealized appreciation of investments .......................................................................        1,183,257
                                                                                                                        -----------
Total net assets .................................................................................................      $42,703,558
                                                                                                                        ===========

-----------
 +Fully or partially pledged as collateral for financial futures and options contracts.
++Security exempt from registration under rule 144A of the Securities Act of 1933. See note #10 in "Notes to Financial Statements".

GNMA-Ginnie Mae
SLMA-Student Loan Marketing Association
TBA-To be announced

                             See accompanying notes

                                                          Capital Reserves-4

Delaware VIP Trust-
Delaware VIP Capital Reserves Series
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Investments at market (cost 41,093,201) ...............         $42,248,656
Cash ..................................................           3,021,843
Dividends and interest receivable .....................             319,976
Receivable for securities sold ........................             541,368
Swap income receivable ................................              41,252
                                                                 ----------
Total assets ..........................................          46,173,095
                                                                 ----------

LIABILITIES:
Payable for securities purchased ......................           3,328,262
Options written .......................................              49,891
Liquidations payable ..................................              28,099
Futures margin payable ................................               3,562
Dividend payable ......................................              33,612
Other accounts payable and accrued expenses ...........              26,111
                                                                 ----------
Total liabilities .....................................           3,469,537
                                                                 ----------
Total net assets ......................................         $42,703,558
                                                                 ==========

                           See accompanying notes

Delaware VIP Trust -
Delaware VIP Capital Reserves Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest ..............................................         $ 1,612,060
                                                                 ----------

EXPENSES:
Management fees .......................................             167,086
Accounting and administration expenses ................              14,648
Custodian fees ........................................               7,591
Professional fees .....................................               5,167
Dividend disbursing and transfer agent fees
   and expenses .......................................               3,303
Reports and statements to shareholders ................               3,250
Trustees' fees ........................................               1,546
Registration fees .....................................                 164
Distribution expense - Service Class ..................                   9
Other .................................................               4,056
                                                                 ----------
                                                                    206,820
Less expenses paid indirectly..........................                (802)
                                                                 ----------
Total expenses ........................................             206,018
                                                                 ----------
NET INVESTMENT INCOME .................................           1,406,042
                                                                 ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on:
Investments ...........................................             193,791
Futures contracts .....................................            (274,827)
Options written .......................................              64,648
Swap agreements .......................................              29,975
                                                                 ----------
Net realized gain .....................................              13,587
Net change in unrealized appreciation / depreciation
   of investments .....................................             900,834
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .....................................             914,421
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................          $2,320,463
                                                                 ==========
                           See accompanying notes

Delaware VIP Trust-
Delaware VIP Capital Reserves Series
Statements of Changes in Net Assets

                                                          Year Ended
                                                    12/31/02       12/31/01
                                                   ----------     ----------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ........................     $1,406,042     $1,560,369
Net realized gain on investments .............         13,587        907,229
Net change in unrealized
   appreciation /
   depreciation of investments ...............        900,834       (238,644)
                                                   ----------     ----------
Net increase in net assets resulting
   from operations ...........................      2,320,463      2,228,954
                                                   ----------     ----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ............................     (1,519,894)    (1,618,772)
   Service Class .............................           (268)          (312)
                                                   ----------     ----------
                                                   (1,520,162)    (1,619,084)
                                                   ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................     20,476,479      9,710,130
   Service Class .............................           --             --
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ............................      1,516,270      1,628,929
   Service Class .............................            269            313
                                                   ----------     ----------
                                                   21,993,018     11,339,372
                                                   ----------     ----------
Cost of shares repurchased:
   Standard Class ............................    (11,091,327)    (8,766,356)
   Service Class .............................           --             --
                                                   ----------     ----------
                                                  (11,091,327)    (8,766,356)
                                                   ----------     ----------
Increase in net assets derived from
   capital share transactions ................     10,901,691      2,573,016
                                                   ----------     ----------

NET INCREASE IN NET ASSETS ...................     11,701,992      3,182,886

NET ASSETS:
Beginning of period ..........................     31,001,566     27,818,680
                                                   ----------     ----------
End of period ................................     $42,703,55    $31,001,566
                                                   ==========    ===========

                           See accompanying notes

                                                         Capital Reserves-5

Delaware VIP Trust-Delaware VIP Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       Delaware VIP Capital Reserves Series Standard Class
                                                                                          Year Ended
                                                              12/31/02      12/31/01(1)     12/31/00       12/31/99       12/31/98
                                                              --------------------------------------------------------------------
Net asset value, beginning of period ....................       $9.750         $9.530         $9.360         $9.880         $9.790

Income (loss) from investment operations:
Net investment income ...................................        0.419          0.533          0.590          0.546          0.556
Net realized and unrealized gain (loss) on investments ..        0.253          0.239          0.170         (0.520)         0.090
                                                               -------        -------        -------        -------        -------
Total from investment operations ........................        0.672          0.772          0.760          0.026          0.646
                                                               -------        -------        -------        -------        -------
Less dividends and distributions from:
Net investment income ...................................       (0.452)        (0.552)        (0.590)        (0.546)        (0.556)
                                                               -------        -------        -------        -------        -------
Total dividends and distributions .......................       (0.452)        (0.552)        (0.590)        (0.546)        (0.556)
                                                               -------        -------        -------        -------        -------

Net asset value, end of period ..........................       $9.970         $9.750         $9.530         $9.360         $9.880
                                                               =======        =======        =======        =======        =======

Total return(2)..........................................        7.09%          8.27%          8.46%          0.28%          6.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................      $42,698        $30,996        $27,813        $36,701        $41,711
Ratio of expenses to average net assets .................        0.62%          0.58%          0.63%          0.79%          0.79%
Ratio of net investment income to average net assets ....        4.21%          5.46%          6.34%          5.68%          5.62%
Portfolio turnover ......................................         427%           290%           177%           129%           166%

----------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain
     (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                              Capital Reserves-6

Delaware VIP Capital Reserves Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                               Delaware VIP Capital Reserves Series Standard Class
                                                                                 Year                 Year               5/1/00(2)
                                                                                Ended                Ended                  to
                                                                               12/31/02            12/31/01(1)           12/31/00
                                                                                -------------------------------------------------
Net asset value, beginning of period ................................           $9.760               $9.530               $9.210

Income from investment operations:
Net investment income ...............................................            0.406                0.519                0.389
Net realized and unrealized gain on investments .....................            0.243                0.249                0.320
                                                                                ------               ------               ------
Total from investment operations ....................................            0.649                0.768                0.709
                                                                                ------               ------               ------

Less dividends and distributions from:
Net investment income ...............................................           (0.439)              (0.538)              (0.389)
                                                                                ------               ------               ------
Total dividends and distributions ...................................           (0.439)              (0.538)              (0.389)
                                                                                ------               ------               ------

Net asset value, end of period ......................................           $9.970               $9.760               $9.530
                                                                                ======               ======               ======

Total return(3) .....................................................            6.84%                8.23%                7.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .............................               $6                   $6                   $5
Ratio of expenses to average net assets .............................            0.77%                0.73%                0.73%
Ratio of net investment income to average net assets ................            4.06%                5.31%                6.25%

Portfolio turnover ..................................................             427%                 290%                 177%

----------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain
     (loss) per share of $0.019, and a decrease in the ratio of net investment income to average net assets of 0.20%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                              Capital Reserves-7

Delaware VIP Trust-Delaware VIP Capital Reserves
Series Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Capital Reserves Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $802 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

                                                              Capital Reserves-8

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing             Other
            Investment     transfer agent fees,           expenses
            management         accounting                  payable
         fee payable to    and other expenses              to DMC
              DMC            payable to DSC            and affiliates
         ------------    ---------------------         ---------------
            $(18,182)           $(1,888)                  $(7,329)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .................................  $75,335,889
Sales .....................................  $71,819,001

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                     Aggregate               Aggregate
  Cost of            unrealized              unrealized         Net unrealized
investments         appreciation            depreciation        appreciation
------------        ------------            ------------        --------------
$41,184,606          $1,098,117               $(34,067)          $1,064,050

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                         Year Ended       Year Ended
                                          12/31/02        12/31/01
                                         ----------       ---------
Ordinary income ................         $1,520,162      $1,619,084

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest .............  $43,864,989
Undistributed ordinary income .............        4,027
Capital loss carryforwards ................   (2,270,760)
Unrealized appreciation of investments ....    1,105,302
                                             -----------
Net assets ................................  $42,703,558
                                             ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $292,208 expires in 2004, $543,334 expires in 2007, $1,352,324 expires in 2008 and $82,894 expires in 2010.

                                                              Capital Reserves-9

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                   Year                 Year
                                                  Ended                Ended
                                                 12/31/02             12/31/01
                                                 --------             --------
Shares sold:

   Standard Class ...........................    2,082,120             997,540
   Service Class ............................           --                  --

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...........................      155,209             167,606
   Service Class ............................           28                  32
                                                ----------           ---------
                                                 2,237,357           1,165,178
                                                ----------           ---------
Shares repurchased:

   Standard Class ...........................   (1,133,918)           (905,558)
   Service Class ............................           --                  --
                                                ----------           ---------
                                                (1,133,918)           (905,558)
                                                ----------           ---------
Net increase ................................    1,103,439             259,620
                                                ==========           =========


6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2002 were as follows:

Contracts                                            Notional                                    Unrealized
to Buy (Sell)                                     Cost (Proceeds)       Expiration Date          Gain (Loss)
-------------                                     ---------------       ---------------         ------------
22 U.S. Treasury 10 year notes                      $2,504,022              3/03                   $27,009
(2) U.S. 10 year swap*                                (218,793)             3/03                    (7,207)
(10) U.S. Treasury 2 year notes                     (2,126,775)             3/03                   (25,100)
(19) U.S. Treasury 5 year notes                     (2,109,294)             3/03                   (42,456)
6 U.S. Long Bond                                       653,310              3/03                    22,815
                                                                                                  --------
                                                                                                  $(24,939)
                                                                                                  ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

*10 year swap future is based on the notional price of a 10-year interest rate swap that has notional principal equal to $100,000 and that exchanges semiannual interest payments at a fixed rate of 6% per annum for floating interest rate payments based on the 3-month LIBOR.

                                                             Capital Reserves-10

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

8. Options Written
During the year ended December 31, 2002, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2002 for the Series, were as follows:

                                                            Number
                                                         of Contracts      Premiums
                                                         ------------      --------
Options outstanding at December 31, 2001                      --         $    --
Options written                                              202         157,622
Options expired                                               (1)           (459)
Options terminated in closing purchase
   transactions                                             (139)        (95,783)
                                                            ----         -------
Options outstanding at December 31, 2002                      62         $61,380
                                                            ====         =======

At December 31, 2002, the Series had the following options written outstanding:

                                                        Notional
                                                        Amounts                                             Net
                                      Number of        of Futures       Exercise       Expiration      Appreciation/
Description                           Contracts        Contracts        Price            Date          (Depreciation)
-----------                           ---------        ----------       --------       ---------       --------------

Call Options Written
U.S. Treasury 10 year future              31          $3,100,000          $115          2/22/03          $(13,388)
Put Options Written
U.S. Treasury 10 year future              31          $3,100,000          $110          2/22/03            24,877
                                                                                                         --------
                                                                                                          $11,489
                                                                                                         ========

Writing options contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

9. Swap Agreements
During the year ended December 31, 2002, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2002, the Series had the following total return swap agreements outstanding:


Notional         Expiration                                                            Unrealized
Amount              Date                         Description                               gain
--------         -----------                     -----------                           --------------
$756,500             1/1/03            Agreement with Lehman Brothers Special             $41,252
                                   Financing, Inc. to receive the notional amount
                                  multiplied by the return on the Lehman Brothers
                                     Commercial MBS Index AAA and to pay the
                                     notional amount multiplied by the 1 month
                                   BBA LIBOR adjusted by a spread of minus 0.40%.

                                                             Capital Reserves-11

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

9. Swap Agreements (continued)
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

10. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144Aof the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

                        (A)                   (B)
                     Long-Term             Ordinary
                   Capital Gains            Income                 Total
                   Distributions         Distributions          Distributions
                     (Tax Basis)           (Tax Basis)            (Tax Basis)
                  -------------         -------------          -------------
                         --                   100%                  100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                             Capital Reserves-12

Delaware VIP Trust-Delaware VIP Capital Reserves Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Capital Reserves Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware VIP Capital Reserves Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Capital Reserves Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 7, 2003

                                                             Capital Reserves-13

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has             107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee             15 Years              Board Chairman -             107            None
   2005 Market Street                                             Citadel Construction  Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee            24 Years(3)           Private Investor              107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                     Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee             2 Year                   President -                89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             13 Years        Founder/Managing Director -        107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                             Capital Reserves-14

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Director/Officer  Director/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee             4 Years     Vice President Mergers & Acquisitions      107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                       (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Year    President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                             Capital Reserves-15

FOR INCOME

Delaware VIP Trust-Delaware VIP Cash Reserve Series

Portfolio Snapshot
   As the economy continues to recover from the recession that ended late in 2001, interest rates remain low and many investors are awaiting new opportunities that may arise in the capital markets of 2003. Equities trended downward during the fiscal year, leaving investors concerned about where the market is headed and when a bottom might occur. Delaware VIP Cash Reserve Series (the "Series") returned +1.26% (Standard Class shares with distributions reinvested) for the year ended December 31, 2002, while the U.S. Consumer Price Index gained 1.23%.

   In its continuing effort to stimulate the economy, the Federal Reserve dropped the fed funds rate one half of a percentage point to 1.25% at their November meeting. This key interest rate, which was left unchanged for almost 11 months, is at a 41-year low. The Fed's firm position on interest rates was backed by indications of low inflationary pressures along with moderate economic growth.

   The Series invests in high-quality money market securities that generally have maturities of up to 270 days. Virtually all of the Series' assets are invested in commercial paper, a short-term obligation issued by corporations and banks to cover their immediate credit needs. We carefully review risk factors within the portfolio, such as credit reviews and supply among particular short-term sectors. We seek to curb risk in the portfolio, and keep a keen watch for any potential credit concerns.

Investment Outlook
   We believe the economy remains poised to rebound moderately in the months ahead. We expect to see a recovery in corporate profits eventually take hold and a more stable economic environment develop in 2003.

   In the meantime, we believe that money market securities like those found in Delaware VIP Cash Reserve Series will continue to play an important role in investors' portfolios as a short-term investment vehicle.

Performance of a $10,000 Investment:
December 31, 1992 through
December 31, 2002


                   Delaware VIP Cash
                     Reserve Series          U.S. Consumer
                 (Standard Class Shares)      Price Index
                 -----------------------     -------------
  Dec. '92             $10,000                  $10,000
  Dec. '93             $10,248                  $10,275
  Dec. '94             $10,624                  $10,550
  Dec. '95             $11,207                  $10,817
  Dec. '96             $11,760                  $11,177
  Dec. '97             $12,359                  $11,367
  Dec. '98             $12,972                  $11,550
  Dec. '99             $13,594                  $11,860
  Dec. '00             $14,408                  $12,262
  Dec. '01             $14,986                  $12,452
  Dec. '02             $15,181                  $12,945

                                        Delaware VIP
                                     Cash Reserve Series
                                Average Annual Total Returns
                          ------------------------------------------
                               Standard Class     Service Class
                                  Shares*            Shares**
             Lifetime             +4.91%             +3.32%
             10 Years             +4.26%                --
             Five Years           +4.20%                --
             One Year             +1.26%             +1.13%

                     For the periods ended December 31, 2002

              * Commenced operations on July 28, 1988.
             ** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Cash Reserve Series Standard Class shares and the U.S. Consumer Price Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series. Returns plotted on the chart were as of the last day of each month shown. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Cash Reserve Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.




                                                                  Cash Reserve-1

Delaware VIP Trust-Delaware VIP Cash Reserve Series
Statement of Net Assets
December 31, 2002

                                       Principal         Market
                                        Amount           Value

 COMMERCIAL PAPER-93.13%
 Financial Services-56.83%
 Barton Capital
   1.33% 1/3/03 ....................  $1,732,000      $ 1,731,871
   1.34% 1/23/03 ...................     750,000          749,386
 Corporate Asset Funding
   1.35% 1/7/03 ....................   1,500,000        1,499,663
 Eiffel Funding
   1.35% 1/7/03 ....................   2,250,000        2,249,491
 Fortis Funding
   1.34% 1/10/03 ...................   2,500,000        2,499,163
 Fountain Square Commercial Funding
   1.22% 1/2/03 ....................   1,000,000          999,966
 ING Funding LLC
   1.34% 1/17/03 ...................   2,500,000        2,498,511
 International Lease Finance
   1.33% 1/17/03 ...................   2,000,000        1,998,818
 Massmutual Funding
   1.33% 2/7/03 ....................   2,000,000        1,997,266
 New York Life Capital
   1.33% 1/15/03 ...................   2,000,000        1,998,966
 Sheffield Receivables
   1.36% 1/10/03 ...................   2,000,000        1,999,320
 Sigma Finance
   1.34% 2/4/03 ....................   1,400,000        1,398,228
 Swiss RE Financial Products
   1.33% 2/12/03 ...................   2,500,000        2,496,121
 Toyota Motor Credit
   1.31% 2/6/03 ....................   1,200,000        1,198,428
   1.32% 2/12/03 ...................   1,000,000          998,460
 UBS Finance 1.20% 1/2/03 ..........   2,000,000        1,999,933
                                                      -----------
                                                       28,313,591
                                                      -----------

 Industrial-8.48%
 BMW US Capital
   1.32% 1/27/03 ...................   1,500,000        1,498,570
 Koch Industries
   1.20% 1/2/03 ....................     375,000          374,987
   1.32% 1/17/03 ...................   1,000,000          999,413
 Volkswagen America
   1.32% 1/22/03 ...................   1,350,000        1,348,961
                                                      -----------
                                                        4,221,931
                                                      -----------

                                      Principal          Market
                                        Amount           Value

 COMMERCIAL PAPER (continued)
 Mortgage Bankers & Brokers-21.41%
 Bank Nova Scotia 1.31% 2/18/03 ....  $ 1,500,000     $ 1,497,380
 HBOS Treasury Services
   1.33% 3/14/03 ...................    2,500,000       2,493,350
 National Bank New Zealand
 International
   1.32% 3/20/03 ...................    2,500,000       2,492,850
 Rabobank Nederland 1.31% 1/21/03 ..    2,000,000       1,998,544
 Svenska Handelsbank
   1.36% 1/8/03 ....................      975,000         974,742
   1.36% 1/9/03 ....................      408,000         407,877
 Westpac Trust Securities NZ
   1.32% 2/13/03 ...................      800,000         798,739
                                                      -----------
                                                       10,663,482
                                                      -----------
 Other-6.41%
 Leland Stanford Jr University
   1.32% 1/14/03 ...................    1,550,000       1,549,261
 Swedish National Housing Finance
   1.34% 3/6/03 ....................    1,650,000       1,646,069
                                                      -----------
                                                        3,195,330
                                                      -----------

 Total Commercial Paper
   (cost $46,394,334) ..............                   46,394,334
                                                      -----------
*FLOATING RATE NOTES-7.03%
 American Honda Finance
   1.83% 7/11/03 ...................    1,000,000       1,000,000
 General Electric Capital
   1.42% 1/22/03 ...................    1,000,000       1,000,015
 Morgan Stanley Dean Witter
   1.33% 1/27/03 ...................      500,000         500,000
 National City Bank
   1.31% 1/21/03 ...................    1,000,000       1,000,000
                                                      -----------
 Total Floating Rate Notes
   (cost $3,500,015) ...............                    3,500,015
                                                      -----------



                                                                  Cash Reserve-2

Delaware VIP Cash Reserve Series
Statement of Net Assets (continued)

                                                 Principal          Market
                                                   Amount           Value

Repurchase Agreements-0.01%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized by $1,732
   U.S. Treasury Bills due 6/19/03,
   market value $1,722) ......................      $1,688          $1,688
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by $623
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $637) ........................         623             623

                                                Principal           Market
                                                  Amount            Value

Repurchase Agreements (continued)
With UBS Warburg 1.10% 1/2/03
   (dated 12/31/02, collateralized by $1,699
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $1,722)                          $   1,689         $ 1,689
Total Repurchase Agreements                                        -------
   (cost $4,000)                                                     4,000
                                                                   -------

TOTAL MARKET VALUE OF SECURITIES-100.17% (cost $49,898,349)** ............................................          49,898,349

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.17%) ..................................................             (83,555)
                                                                                                                   -----------
NET ASSETS APPLICABLE TO 49,864,230 SHARES OUTSTANDING-100.00% ...........................................         $49,814,794
                                                                                                                   ===========
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES STANDARD CLASS ($49,809,347 / 49,858,778 shares) ........               $1.00
                                                                                                                         =====
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES SERVICE CLASS ($5,447 / 5,452 shares) ...................               $1.00
                                                                                                                         =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...........................................         $49,864,249
Undistributed net investment income ......................................................................               4,993
Accumulated net realized loss on investments .............................................................             (54,448)
                                                                                                                   -----------
Total net assets .........................................................................................         $49,814,794
                                                                                                                   ===========

---------------
 *Floating Rate Notes-The interest rate shown is the rate as of December 31, 2002 and the maturity date shown is the longer of the next interest readjustment or the date the principal amount shown can be recovered through demand.
**Also the cost for federal income tax purposes.





                             See accompanying notes










                                                                  Cash Reserve-3

Delaware VIP Trust-
Delaware VIP Cash Reserve Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest ..........................................      $783,255
                                                         --------
EXPENSES:
Management fees ...................................       190,785
Accounting and administration expenses ............        18,600
Professional fees .................................        16,837
Custodian fees ....................................         6,300
Reports and statements to shareholders ............         4,250
Dividend disbursing and transfer agent
   fees and expenses ..............................         4,214
Trustees' fees ....................................         1,900
Distribution expense-Service Class ................             8
Other .............................................         9,248
                                                         --------
                                                          252,142

Less expenses paid indirectly .....................        (1,018)
                                                         --------
Total expenses ....................................       251,124
                                                         --------

NET INVESTMENT INCOME .............................       532,131
                                                         --------
NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ..................       (54,448)
                                                         --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................      $477,683
                                                         ========


                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Cash Reserve Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                     12/31/02       12/31/01
                                                    -----------   -------------

INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..........................    $   532,131   $   1,799,278
Net realized loss on investments ...............        (54,448)              -
                                                    -----------   -------------
Net increase in net assets
   resulting from operations ...................        477,683       1,799,278
                                                    -----------   -------------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..............................       (527,058)     (1,799,083)
   Service Class ...............................            (61)           (195)
                                                    -----------   -------------
                                                       (527,119)     (1,799,278)
                                                    -----------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..............................     43,502,292     275,671,203
   Service Class                                              -               -
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ..............................        531,289       1,849,338
   Service Class ...............................             61             200
                                                    -----------   -------------
                                                     44,033,642     277,520,741
                                                    -----------   -------------
Cost of shares repurchased:
   Standard Class ..............................    (37,595,015)   (283,361,064)
   Service Class ...............................              -               -
                                                    -----------   -------------
                                                    (37,595,015)   (283,361,064)
                                                    -----------   -------------
Increase (decrease) in net assets derived
   from capital share transactions .............      6,438,627      (5,840,323)
                                                    -----------   -------------

NET INCREASE (DECREASE) IN
   NET ASSETS ..................................      6,389,191      (5,840,323)

NET ASSETS:
Beginning of period ............................     43,425,603      49,265,926
                                                    -----------   -------------
End of period ..................................    $49,814,794   $  43,425,603
                                                    ===========   =============




                             See accompanying notes

                                                                  Cash Reserve-4

Delaware VIP Trust-Delaware VIP Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                  Delaware VIP Cash Reserve Series Standard Class
                                                                                    Year Ended
                                                         12/31/02(1)   12/31/01(1)  12/31/00(1)      12/31/99(1)     12/31/98(1)
                                                         --------------------------------------------------------------------
Net asset value, beginning of period ..................  $ 1.000       $ 1.000        $ 1.000          $ 1.000        $ 1.000

Income from investment operations:
Net investment income .................................    0.013         0.038          0.058            0.047          0.050
                                                         -------       -------        -------          -------        -------
Total from investment operations ......................    0.013         0.038          0.058            0.047          0.050
                                                         -------       -------        -------          -------        -------

Less dividends and distributions from:
Net investment income .................................   (0.013)       (0.038)        (0.058)          (0.047)        (0.050)
                                                         -------       -------        -------          -------        -------
Total dividends and distributions .....................   (0.013)       (0.038)        (0.058)          (0.047)        (0.050)
                                                         -------       -------        -------          -------        -------

Net asset value, end of period ........................  $ 1.000       $ 1.000        $ 1.000          $ 1.000        $ 1.000
                                                         =======       =======        =======          =======        =======
Total return(2) .......................................    1.26%         3.90%          6.01%            4.81%          5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...............  $49,809       $43,421        $49,261          $57,421        $42,893
Ratio of expenses to average net assets ...............    0.59%         0.60%          0.63%            0.56%          0.59%
Ratio of net investment income to average net assets ..    1.26%         3.78%          5.84%            4.72%          4.96%

-------------
(1) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split. 2Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.





                             See accompanying notes














                                                                  Cash Reserve-5

Delaware VIP Cash Reserve Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                 Delaware VIP Cash Reserve Series Service Class
                                                         Year          Year       5/1/001
                                                         Ended         Ended        to
                                                      12/31/02(2)   12/31/01(2) 12/31/00(2)
                                                     -------------------------------------
Net asset value, beginning of period ................   $ 1.000      $ 1.000      $1.000

Income from investment operations:
Net investment income ...............................     0.011        0.037       0.039
                                                        -------      -------      ------
Total from investment operations ....................     0.011        0.037       0.039
                                                        -------      -------      ------

Less dividends and distributions from:
Net investment income ...............................    (0.011)      (0.037)     (0.039)
                                                        -------      -------      ------
Total dividends and distributions ...................    (0.011)      (0.037)     (0.039)
                                                        -------      -------      ------

Net asset value, end of period ......................   $ 1.000      $ 1.000      $1.000
                                                        =======      =======      ======

Total return(3) .....................................     1.13%        3.75%       4.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .............        $5           $5          $5
Ratio of expenses to average net assets .............     0.74%        0.75%       0.79%
Ratio of net investment income to average net assets      1.11%        3.63%       5.90%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Effective December 20, 2002, the Series declared a 10 for 1 share split. Per share data for periods prior to this date have been restated to reflect this share split.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.



                             See accompanying notes




                                                                  Cash Reserve-6

Delaware VIP Trust-Delaware VIP Cash Reserve Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Cash Reserve Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,018 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.



                                                                  Cash Reserve-7

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                     Dividend disbursing,           Other
  Investment         transfer agent fees,          expenses
  management             accounting                payable
fee payable to       and other expenses            to DMC
    DMC                payable to DSC           and affiliates
--------------       ------------------         --------------
  $(19,625)              $(2,483)                  $(23,383)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Capital Shares
Transactions in capital shares were as follows:

                                                       Year               Year
                                                       Ended              Ended
                                                     12/31/02*          12/31/01*
                                                     ---------          ---------
Shares sold:
   Standard Class ..............................     43,502,292        275,671,203
   Service Class                                              -                  -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ..............................        531,289          1,849,338
   Service Class ...............................             61                200
                                                    -----------       ------------
                                                     44,033,642        277,520,741
                                                    -----------       ------------
Shares repurchased:
   Standard Class ..............................    (37,595,015)      (283,361,064)
   Service Class ...............................              -                  -
                                                    -----------       ------------
                                                    (37,595,015)      (283,361,064)
                                                    -----------       ------------
Net increase (decrease) ........................      6,438,627         (5,840,323)
                                                    ===========       ============

*Capital share activity for periods prior to December 20, 2002 have been restated to reflect 10 for 1 share split. See Note #4.

4. Share Split
On December 5, 2002, the Board of Trustees of the Series unanimously voted to approve a 10 for 1 share split, which was effected December 20, 2002.

5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                   Year                         Year
                                  Ended                        Ended
                                 12/31/02                     12/31/01
                                 --------                    ----------
Ordinary income ...........      $527,119                    $1,799,278




                                                                  Cash Reserve-8

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

5. Dividend and Distribution Information (continued)
As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest             $49,864,249
Undistributed ordinary income                   4,993
Capital loss carryforwards                    (54,448)
                                          -----------
Net assets                                $49,814,794
                                          ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $54,448 expires in 2010.

6. Credit and Market Risks
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

                                              (A)
                                            Ordinary
                                             Income
                                           (Tax Basis)
                                           -----------
                                              100%

---------------
(A) is based on a percentage of the Series' total distributions.



                                                                  Cash Reserve-9

Delaware VIP Trust-Delaware VIP Cash Reserve Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Cash Reserve Series

We have audited the accompanying statement of net assets of Delaware VIP Cash Reserve Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Cash Reserve Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003







                                                                 Cash Reserve-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee            24 Years(3)           Private Investor             107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -              89(4)         Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             13 Years        Founder/Managing Director -       107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

    Thomas F. Madison            Trustee              9 Years                President/Chief              107    Director - Valmont
   2005 Market Street                                                        Executive Officer -                  Industries, Inc.
    Philadelphia, PA                                                          MLM Partners, Inc.
        19103                                                            (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
    February 25, 1936                                                                                             Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

    Janet L. Yeomans             Trustee              4 Years   Vice President/Mergers & Acquisitions -   107           None
   2005 Market Street                                                        3M Corporation
    Philadelphia, PA                                                    (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
     July 31, 1948                                                         various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer     107          None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in            107          None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in           107          None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR INCOME AND CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Convertible Securities Series

Portfolio Snapshot
   Throughout the lifespan of any individual investment portfolio, the strategy of diversification is a constant theme. The nature of convertible securities allows for such diversification by having the income potential associated with bonds along with the capital appreciation potential of equities. As the markets will constantly shift up and down, the benefits of convertible securities may serve as a hedge against such volatility.

   Delaware VIP Convertible Securities Series (the "Series") returned -3.92% (Standard Class shares with distributions reinvested) for the year ended December 31, 2002. The benchmark for the Series, the Merrill Lynch Convertible Securities Index, lost -4.95% for the same period.

   As the equity markets struggled, the underlying equity portion of convertible securities was pressured as well. The capital appreciation aspect of convertibles was undermined by unattractive valuations and conflicting economic data, which caused the equity markets to suffer. In a market decline, like the one we experienced during the past 12 months, the higher yields of convertible securities helped to lessen the impact of the market's downdraft as compared to common stock.

   On a comparative basis, the Series performed well against its benchmark, surpassing it by over one percentage point. This feat was all the more impressive given that the issuance of new convertible securities remained low during 2002.

Investment Outlook
   As the new year begins, we are optimistic that corporate misdeeds and lower-than-expected corporate earnings are largely in the past. Economic indicators are pointing toward a growing economy as manufacturers and consumers appear poised to spend in the coming year. We believe a market rebound will likely take place, albeit at a modest pace. Convertible securities should be able to take advantage of the steadily improving economic and market conditions and continue to provide income and capital appreciation opportunities.

Performance of a $10,000 Investment:
May 1, 1997 (Series' inception)
through December 31, 2002

                                               Delaware VIP Convertible
                  Merrill Lynch Convertible        Securities Series
                      Securities Index         (Standard Class Shares)
                  -------------------------    -------------------------
May  '97                  $10,000                     $10,040
Dec. '97                  $11,487                     $11,670
Dec. '98                  $12,855                     $11,533
Dec. '99                  $17,482                     $12,337
Dec. '00                  $16,165                     $12,802
Dec. '01                  $15,526                     $13,521
Dec. '02                  $14,758                     $12,992

                        Delaware VIP
                Convertible Securities Series
                 Average Annual Total Returns
               --------------------------------
               Standard Class     Service Class
                  Shares*           Shares**

Lifetime          +4.72%            +0.29%
Five Years        +2.17%               --
One Year          -3.92%            -4.05%

        For the periods ended December 31, 2002

 *Commenced operations on May 1, 1997.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Convertible Securities Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the Merrill Lynch Convertible Securities Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch Convertible Securities Index tracks the performance of all U.S. convertible securities. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Convertible Securities Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                        Convertible Securities-1

Delaware VIP Trust-Delaware VIP Convertible Securities Series
Statement of Net Assets
December 31, 2002
                                                     Number of         Market
                                                       Shares           Value

  COMMON STOCK-10.76%
  Energy-2.48%
  Exxon Mobil ...................................       5,944        $  207,683
                                                                     ----------
                                                                        207,683
                                                                     ----------
  Insurance-2.44%
  Allstate ......................................       5,531           204,592
                                                                     ----------
                                                                        204,592
                                                                     ----------

  Real Estate-5.84%
  Camden Property Trust .........................       8,600           283,800
  Capital Automotive ............................       8,700           206,190
                                                                     ----------
                                                                        489,990
                                                                     ----------
  Total Common Stock
     (cost $701,845).............................                       902,265
                                                                     ----------

                                                    Principal
                                                      Amount

  CONVERTIBLE BONDS-39.95%
  Automobiles & Automotive Parts-3.37%
  Tower Automotive 5.00% 8/1/04 .................   $ 210,000           188,213
 +Tower Automotive 144A 5.00% 8/1/04 ............     105,000            94,106
                                                                     ----------
                                                                        282,319
                                                                     ----------

  Banking, Finance & Insurance-3.28%
  Verizon Global Funding 5.75% 4/1/03 ...........     271,000           274,659
                                                                     ----------
                                                                        274,659
                                                                     ----------

  Cable, Media & Publishing-1.79%
 *Jacor Communications 4.62% 2/9/18 .............     300,000           150,000
                                                                     ----------
                                                                        150,000
                                                                     ----------

  Computers & Technology-12.88%
  Amazon.com 4.75% 2/1/09 .......................     280,000           206,849
 +Amazon.com 144A 4.75% 2/1/09 ..................     155,000           114,506
 +Mercury Interactive 144A
     4.75% 7/1/07 ...............................     175,000           157,938
*+Network Associates 144A
     4.627% 2/13/18 .............................     300,000           145,125
 *Network Associates
     4.167% 2/13/18 .............................     220,000           106,425
 +Rational Software 144A 5.00% 2/1/07 ...........     175,000           178,718
  Siebel Systems 5.50% 9/15/06 ..................     175,000           170,188
                                                                     ----------
                                                                      1,079,749
                                                                     ----------

  Electronics & Electrical Equipment-2.30%
 +Agilent Technology 144A
     3.00% 12/1/21 ..............................     200,000           192,750
                                                                     ----------
                                                                        192,750
                                                                     ----------

  Energy-2.59%
  Devon Energy 4.95% 8/15/08 ....................     215,000           217,419
                                                                     ----------
                                                                        217,419
                                                                     ----------

  Food, Beverage & Tobacco-2.14%
*+Whole Foods Market 144A
     4.958% 3/2/18 ..............................     300,000           179,250
                                                                     ----------
                                                                        179,250
                                                                     ----------

  Industrial Machinery-2.79%
  MascoTech 4.50% 12/15/03 ......................     250,000           233,750
                                                                     ----------
                                                                        233,750
                                                                     ----------

                                                     Principal        Market
                                                      Amount          Value

 CONVERTIBLE BONDS (continued)
 Leisure, Lodging & Entertainment-3.16%
 Hilton Hotels 5.00% 5/15/06 ....................   $ 275,000        $  264,688
                                                                     ----------
                                                                        264,688
                                                                     ----------

 Retail-3.51%
 Gap 5.75% 3/15/09 ..............................     160,000           200,399
+Gap 144A 5.75% 3/15/09 .........................      75,000            93,938
                                                                     ----------
                                                                        294,337
                                                                     ----------

 Transportation & Shipping-2.14%
 Continental Airlines 4.50% 2/1/07 ..............     415,000           179,488
                                                                     ----------
                                                                        179,488
                                                                     ----------
 Total Convertible Bonds
      (cost $3,552,254)                                               3,348,409
                                                                     ----------
                                                       Number of
                                                        Shares

 CONVERTIBLE PREFERRED STOCK-44.86%
 Aerospace & Defense-3.15%
 Northrop Grumman 7.25% .........................       2,450           263,963
                                                                     ----------
                                                                        263,963
                                                                     ----------

 Banking, Finance & Insurance-15.65%
 ACE 8.25% ......................................       5,900           354,000
 National Australia Bank Units 7.875% ...........       9,100           296,205
 Sovereign Capital Trust II 7.50% ...............       5,000           392,999
 Travelers Property Casualty 4.50% ..............      12,000           268,200
                                                                     ----------
                                                                      1,311,404
                                                                     ----------

 Paper & Forest Products-2.84%
 International Paper Capital 5.25% ..............       5,100           237,788
                                                                     ----------
                                                                        237,788
                                                                     ----------

 Real Estate-10.08%
 Equity Residential Properties 7.25% ............      13,200           322,080
 General Growth Properties 7.25% ................       7,400           246,346
 Reckson Associates Realty 7.625% ...............      12,300           276,750
                                                                     ----------
                                                                        845,176
                                                                     ----------

 Telecommunications-3.49%
 Alltel 7.75% ...................................       5,700           292,581
                                                                     ----------
                                                                        292,581
                                                                     ----------

 Transportation-4.97%
+Union Pacific Capital Trust TIDES 144A
      6.25% .....................................       3,000           154,500
 Union Pacific Capital Trust TIDES
      6.25% .....................................       5,100           262,650
                                                                     ----------
                                                                        417,150
                                                                     ----------

 Utilities-4.68%
 Public Service Enterprise Group 10.25% .........       5,000           249,250
 TXU PRIDES 8.75% ...............................       5,000           143,000
                                                                     ----------
                                                                        392,250
                                                                     ----------

 Total Convertible Preferred Stock
      (cost $3,672,808) .........................                     3,760,312
                                                                     ----------

                                                        Convertible Securities-2

Delaware VIP Convertible Securities Series
Statement of Net Assets (continued)

                                                      Principal       Market
                                                        Amount        Value

REPURCHASE AGREEMENTS-8.14%
With BNP Paribas 1.07% 1/2/03
      (dated 12/31/02, collateralized by $295,300
      U.S. Treasury Bills due 6/19/03,
      market value $293,676) ....................      $287,800        $287,800
With J.P. Morgan Securities 1.03% 1/2/03
      (dated 12/31/02, collateralized by $106,200
      U.S. Treasury Notes 2.875% due 6/30/04,
      market value $108,580) ....................       106,400         106,400

                                                      Principal       Market
                                                        Amount        Value

With UBS Warburg 1.10% 1/2/03
     (dated 12/31/02, collateralized by $289,600
      U.S. Treasury Notes 3.875% due 6/30/03,
      market value $293,628) ....................      $287,800        $287,800
                                                                     ----------
Total Repurchase Agreements
      (cost $682,000) ...........................                       682,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-103.71% (cost $8,608,907) ........   8,692,986

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(3.71%) ...........    (311,015)
                                                                     ----------

NET ASSETS APPLICABLE TO 800,073 SHARES OUTSTANDING-100.00% .......  $8,381,971
                                                                     ==========
NET ASSET VALUE-DELAWARE VIP CONVERTIBLE SECURITIES SERIES
STANDARD CLASS ($8,376,934/799,592 shares) ........................      $10.48
                                                                         ======
NET ASSET VALUE-DELAWARE VIP CONVERTIBLE SECURITIES SERIES
SERVICE CLASS ($5,037 / 480.8 shares) .............................      $10.48
                                                                         ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ....  $8,923,199
Undistributed net investment income ...............................     420,989
Accumulated net realized loss on investments ......................  (1,046,296)
Net unrealized appreciation of investments ........................      84,079
                                                                     ----------
Total net assets ..................................................  $8,381,971
                                                                     ==========

----------------
+Security exempt from registration under Rule 144A of the Securities Act of
 1933. See Note #7 in "Notes to Financial Statements."
*Zero Coupon Bond. The interest rate shown in the yield at time of purchase.

  PRIDES-Preferred Redeemable Increased Dividend Equity Securities TIDES-Term Income Deferred Equity Securities

                             See accompanying notes

                                                        Convertible Securities-3

Delaware VIP Trust-
Delaware VIP Convertible Securities Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ............................................     $ 299,668
Interest .............................................       216,655
                                                           ---------
                                                             516,323
                                                           ---------

EXPENSES:
Management fees ......................................        68,654
Accounting and administration expenses ...............         4,024
Custodian fees .......................................         2,191
Professional fees ....................................         1,150
Dividend disbursing and transfer agent fees
   and expenses ......................................           911
Trustees' fees .......................................           630
Reports and statements to shareholders ...............           568
Distribution expense-Service Class ...................             8
Other ................................................         2,741
                                                           ---------
                                                              80,877

Less expenses absorbed or waived .....................        (3,765)
Less expenses paid indirectly ........................          (220)
                                                           ---------
Total expenses .......................................        76,892
                                                           ---------

NET INVESTMENT INCOME ................................       439,431
                                                           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments .....................      (758,791)
Net change in unrealized appreciation / depreciation
   of investments ....................................       (98,826)
                                                           ---------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ....................................      (857,617)
                                                           ---------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................     $(418,186)
                                                           =========





                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Convertible Securities Series
Statements of Changes in Net Assets

                                                    Year Ended
                                              12/31/02       12/31/01
                                            -----------     -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ...................   $   439,431     $   488,371
Net realized loss on investments ........      (758,791)       (123,492)
Net change in unrealized appreciation /
   depreciation of investments ..........       (98,826)        130,748
                                            -----------     -----------
Net increase (decrease) in net assets
   resulting from operations ............      (418,186)        495,627
                                            -----------     -----------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
Standard Class ..........................      (476,653)       (501,867)
Service Class ...........................          (252)           (248)
                                            -----------     -----------
                                               (476,905)       (502,115)
                                            -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .......................     1,147,788         809,413
   Service Class ........................             -               -
Net asset value of shares issued upon
   reinvestment of dividends
   and distributions:
   Standard Class .......................       476,653         501,867
   Service Class ........................           252             248
                                            -----------     -----------
                                              1,624,693       1,311,528
                                            -----------     -----------
Cost of shares repurchased:
   Standard Class .......................    (1,910,149)     (1,993,920)
   Service Class ........................             -               -
                                            -----------     -----------
                                             (1,910,149)     (1,993,920)
                                            -----------     -----------
Decrease in net assets derived from
   capital share transactions ...........      (285,456)       (682,392)
                                            -----------     -----------

NET DECREASE IN NET ASSETS ..............    (1,180,547)       (688,880)
                                            -----------     -----------

NET ASSETS:
Beginning of period .....................     9,562,518      10,251,398
                                            -----------     -----------
End of period ...........................   $ 8,381,971     $ 9,562,518
                                            ===========     ===========



                             See accompanying notes





                                                        Convertible Securities-4

Delaware VIP Trust-Delaware VIP Convertible Securities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                 Delaware VIP Convertible Securities Series Standard Class
                                                                                     Year Ended
                                                                 12/31/02   12/31/01(1)   12/31/00    12/31/99    12/31/98
                                                                 ---------------------------------------------------------
Net asset value, beginning of period                              $11.450     $11.470     $11.490     $11.160      $11.660

Income (loss) from investment operations:
Net investment income(2)                                            0.518       0.551       0.566       0.493        0.386
Net realized and unrealized gain (loss) on investments             (0.923)      0.011      (0.121)      0.247       (0.511)
                                                                  -------     -------     -------     -------      -------
Total from investment operations                                   (0.405)      0.562       0.445       0.740       (0.125)
                                                                  -------     -------     -------     -------      -------
Less dividends and distributions from:
Net investment income                                              (0.565)     (0.582)     (0.465)     (0.410)      (0.305)
Net realized gain on investments                                        -           -           -           -       (0.070)
                                                                  -------     -------     -------     -------      -------
Total dividends and distributions                                  (0.565)     (0.582)     (0.465)     (0.410)      (0.375)
                                                                  -------     -------     -------     -------      -------
Net asset value, end of period                                    $10.480     $11.450     $11.470     $11.490      $11.160
                                                                  =======     =======     =======     =======      =======
Total return(3)                                                    (3.92%)      5.62%       3.77%       6.97%       (1.17%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $ 8,377     $ 9,557     $10,246     $ 9,637      $ 8,133
Ratio of expenses to average net assets                             0.84%       0.85%       0.83%       0.83%        0.82%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                          0.88%       0.86%       0.83%       0.83%        0.82%
Ratio of net investment income to average net assets                4.80%       4.99%       4.83%       4.64%        4.78%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly         4.76%       4.98%       4.83%       4.64%        4.78%
Portfolio turnover                                                    26%         42%         26%         35%          77%

------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.012, a decrease in net realized and unrealized gain (loss) per share of $0.012 and an increase in the ratio of net investment income to average net assets of 0.11%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes







                                                        Convertible Securities-5

Delaware VIP Convertible Securities Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                           Delaware VIP Convertible Securities Series Service Class
                                                                      Year        Year        5/1/00(2)
                                                                     Ended        Ended          to
                                                                    12/31/02    12/31/01(1)   12/31/00
                                                                    ----------------------------------
Net asset value, beginning of period ..........................     $11.450       $11.470      $11.520

Income (loss) from investment operations:
Net investment income(3) ......................................       0.502         0.535        0.373
Net realized and unrealized gain (loss) on investments ........      (0.923)        0.015       (0.423)
                                                                    -------       -------      -------
Total from investment operations ..............................      (0.421)        0.550       (0.050)
                                                                    -------       -------      -------
Less dividends and distributions from:
Net investment income .........................................      (0.549)       (0.570)           -
                                                                    -------       -------      -------
Total dividends and distributions .............................      (0.549)       (0.570)           -
                                                                    -------       -------      -------

Net asset value, end of period ................................     $10.480       $11.450      $11.470
                                                                    =======       =======      =======
Total return(4) ...............................................      (4.05%)        5.49%       (0.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................          $5            $5           $5
Ratio of expenses to average net assets .......................       0.99%         1.00%        0.98%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly ...       1.03%         1.01%        0.98%
Ratio of net investment income to average net assets ..........       4.65%         4.84%        4.74%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ...       4.61%         4.83%        4.74%
Portfolio turnover ............................................         26%           42%          26%

-------------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.012, a decrease in net realized and unrealized gain (loss) per share of $0.012 and an increase in the ratio of net investment income to average net assets of 0.11%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


                             See accompanying notes







                                                        Convertible Securities-6

Delaware VIP Trust-Delaware VIP Convertible Securities Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Convertible Securities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

On December 5, 2002, the Board of Trustees unanimously voted to liquidate and dissolve the Series. As a result of the decision to pursue liquidation and dissolution of the Series, as of December 13, 2002 new investors are no longer permitted to purchase shares of the Series. It is anticipated that the liquidation will occur on or about May 1, 2003.

The investment objective of the Series is to seek a high level of total return on its assets through a combination of capital appreciation and current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $220 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

                                                        Convertible Securities-7

Delaware VIP Convertible Securities Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets though April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                              Dividend disbursing,
             Investment       transfer agent fees,
             management            accounting              Other expenses
          fee payable to       and other expenses          payable to DMC
                DMC              payable to DSC            and affiliates
          --------------      --------------------         --------------
             $(3,715)               $(466)                    $(1,749)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ..............      $2,316,515
Sales ..................      $2,844,336

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate          Aggregate
       Cost of        unrealized         unrealized           Net unrealized
     investments     appreciation       depreciation           appreciation
     -----------     ------------       ------------           ------------
     $8,563,539        $658,107          $(528,660)              $129,447

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                 Year                    Year
                                 Ended                  Ended
                                12/31/02               12/31/01
                                --------               --------
Ordinary income                 $476,905               $502,115

As of December 31, 2002, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest ............   $ 8,923,199
   Undistributed ordinary income ............       420,989
   Capital loss carryforwards ...............    (1,091,664)
   Unrealized appreciation of investments ...       129,447
                                                -----------
   Net assets ...............................   $ 8,381,971
                                                ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $207,098 expires in 2006, $34,717 expires in 2009 and $849,849 expires in 2010.





                                                        Convertible Securities-8

Delaware VIP Convertible Securities Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Year         Year
                                                        Ended        Ended
                                                      12/31/02     12/31/01
                                                      --------     --------

Shares sold:
   Standard Class ...........................          104,017       73,673
   Service Class ............................                -            -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...........................           41,996       50,037
   Service Class ............................               22           25
                                                      --------     --------
                                                       146,035      123,735
                                                      --------     --------
Shares repurchased:
   Standard Class ...........................         (181,414)    (181,778)
   Service Class ............................                -            -
                                                      --------     --------
                                                      (181,414)    (181,778)
                                                      --------     --------
Net decrease ................................          (35,379)     (58,043)
                                                      ========     ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

     (A)               (B)
 Long-Term           Ordinary
Capital Gains         Income                 Total                   (C)
Distributions      Distributions          Distributions           Qualifying
 (Tax Basis)        (Tax Basis)            (Tax Basis)             Dividends(1)
-------------      -------------          -------------           -------------
     --                100%                   100%                     18%


--------------
 (A) and (B) are based on a percentage of the Series' total distributions.
 (C) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.








                                                        Convertible Securities-9

Delaware VIP Trust-Delaware VIP Convertible Securities Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Convertible Securities Series

We have audited the accompanying statement of net assets of Delaware VIP Convertible Securities Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Convertible Securities Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

As discussed in the Notes to the Financial Statements, the Board of Trustees unanimously voted to liquidate and dissolve this Series.




                                                               Ernst & Young LLP



Philadelphia, Pennsylvania
February 7, 2003



























                                                       Convertible Securities-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                President -                89(4)        Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee               9 Years                President/Chief            107      Director - Valmont
 2005 Market Street                                                          Executive Officer -                   Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years   Vice President/Mergers & Acquisitions -  107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                       (July 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll           Executive Vice          2 Years    President and Chief Executive Officer  107             None
   2005 Market Street          President and                             of Delaware Investments(1)
    Philadelphia, PA              Head of                                (January 2003 - Present)
       19103                    Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in           107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in          107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Devon Series

Portfolio Snapshot
   The 12-month period ended December 31, 2002 will likely be remembered for the dramatic ups and downs of the stock market. A post-September 11 surge in equity prices carried into the early stages of your Fund's fiscal year. The rise in stock prices petered out in early 2002, due in large part to a general shift in investor expectations from a robust to a modest economic recovery.

   We have taken advantage of generally depressed market prices through our efforts to uncover meaningful information about stocks that we might acquire. We have attempted to do this not only through direct interaction with companies under review, but also by talking with parties they do business with, such as suppliers and vendors.

   Delaware VIP Devon Series ("the Series") returned -22.36% (Standard Class shares with distributions reinvested) during the fiscal year ended December 31, 2002. The benchmark for the Series, the Standard & Poor's (S&P) 500 Index, fell -22.09% during the same period.

   In selecting holdings for our portfolio, we look for companies that exhibit qualities that we believe to be potential drivers of future outperformance: stable earnings and cash flow growth, solid fundamental outlooks, strong franchise values, and positive company and product identities with consumers.

Investment Outlook
   As we begin a new fiscal year, we are guardedly optimistic about the economy and stock market. Recently released data by the Department of Commerce revealed that the U.S. economy expanded once again with gross domestic product (GDP) growth for the third quarter of 2002 coming in at 4.0% on an inflation adjusted annualized basis. Expectations for GDP growth in the fourth quarter appear muted, yet even a slight gain will extend the number of quarters of positive growth to five. With the general outlook for stocks appearing to be on the upswing, we look to maintain our commitment to managing the Series through sound diversification and close attention to equity valuations.

                       Delaware VIP Devon Series
                        (Standard Class Shares)            S&P 500 Index
                       -------------------------           -------------
May  '97                       $10,440                        $10,000
Dec. '97                       $12,730                        $11,553
Dec. '98                       $15,790                        $14,854
Dec. '99                       $14,190                        $17,982
Dec. '00                       $12,522                        $16,344
Dec. '01                       $11,372                        $14,402
Dec. '02                        $8,829                        $11,221


                            Delaware VIP Devon Series
                          Average Annual Total Returns
                   ------------------------------------------
                    Standard Class             Service Class
                       Shares*                    Shares**
Lifetime               -2.17%                     -15.71%
Five Years             -7.06%                         --
One Year              -22.36%                     -22.42%

                     For the periods ended December 31, 2002
  *Commenced operations on May 1, 1997.
 **Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Devon Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Devon Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.



                                                                         Devon-1

Delaware VIP Trust-Delaware VIP Devon Series
Statement of Net Assets
December 31, 2002

                                                   Number of        Market
                                                    Shares          Value

   COMMON STOCK-97.01%
   Aerospace & Defense-3.26%
   Boeing........................................       6,700     $  221,033
   Honeywell International.......................       6,300        151,200
   Raytheon......................................       4,200        129,150
   United Technologies...........................       2,600        161,044
                                                                  ----------
                                                                     662,427
                                                                  ----------
   Automobiles & Automotive Parts-1.07%
   General Motors................................       5,900        217,474
                                                                  ----------
                                                                     217,474
                                                                  ----------
   Banking & Finance-14.50%
   Bank of America...............................       3,600        250,452
   Bank of New York..............................      11,400        273,144
   Charter One Financial.........................       6,900        198,237
   Citigroup.....................................      13,800        485,622
   Comerica......................................       3,800        164,312
   Freddie Mac...................................       5,500        324,775
   Goldman Sachs.................................       2,200        149,820
   J.P. Morgan Chase.............................       6,520        156,480
   MBNA..........................................      10,300        195,906
   Mellon Financial..............................       8,200        214,102
   U.S. Bancorp..................................      13,300        282,226
   Wells Fargo...................................       5,300        248,411
                                                                  ----------
                                                                   2,943,487
                                                                  ----------
   Buildings & Materials-0.79%
   Fluor.........................................       5,700        159,600
                                                                  ----------
                                                                     159,600
                                                                  ----------
   Cable, Media & Publishing-1.24%
  +Viacom Class B................................       6,200        252,712
                                                                  ----------
                                                                     252,712
                                                                  ----------
   Chemicals-2.25%
   duPont (E.I.) de Nemours......................       5,400        228,960
   Ecolab........................................       4,600        227,700
                                                                  ----------
                                                                     456,660
                                                                  ----------
   Computers & Technology-9.98%
  +Cisco Systems.................................      18,600        243,660
  +Dell Computer.................................       8,500        227,290
   First Data....................................       6,400        226,624
   International Business Machines...............       3,800        294,500
  +Microsoft.....................................      14,300        739,310
  +Oracle........................................      27,200        293,760
                                                                  ----------
                                                                   2,025,144
                                                                  ----------
   Consumer Products-3.21%
   3M............................................       1,300        160,290
   Estee Lauder Class A..........................       4,000        105,600
   Kimberly-Clark................................       4,500        213,615
   Procter & Gamble..............................       2,000        171,880
                                                                  ----------
                                                                     651,385
                                                                  ----------
   Electronics & Electrical Equipment-7.53%
   Emerson Electric..............................       7,500        381,375
   General Electric..............................      21,400        521,090
   Intel.........................................      18,600        289,602
  +Teradyne......................................      11,300        147,013
   Texas Instruments.............................      12,600        189,126
                                                                  ----------
                                                                   1,528,206
                                                                  ----------

                                                   Number of        Market
                                                    Shares          Value

   COMMON STOCK (continued)
   Energy-8.40%
   ChevronTexaco.................................       3,100     $  206,088
   Exxon Mobil...................................      16,700        583,498
   Kerr-McGee....................................       4,400        194,920
  +Noble.........................................       4,700        165,205
   Ocean Energy..................................      14,700        293,559
   Royal Dutch Petroleum ADR.....................       3,700        162,874
   Tidewater.....................................       3,200         99,520
                                                                  ----------
                                                                   1,705,664
                                                                  ----------
   Food, Beverage & Tobacco-6.26%
   Anheuser - Busch..............................       5,600        271,040
   Coca-Cola.....................................       4,900        214,718
   Kellogg Company...............................       4,800        164,496
   PepsiCo.......................................       4,800        202,656
   Philip Morris.................................       6,500        263,445
   Sysco.........................................       5,200        154,908
                                                                  ----------
                                                                   1,271,263
                                                                  ----------
   Healthcare & Pharmaceuticals-13.21%
   Abbott Laboratories...........................       3,700        148,000
  +Amgen.........................................       6,600        319,044
   Biomet........................................       5,200        149,032
   HCA...........................................       4,100        170,150
   Johnson & Johnson.............................       7,200        386,712
   Medtronic.....................................       4,500        205,200
   Pfizer........................................      25,500        779,535
   Pharmacia.....................................       1,900         79,420
   Wyeth.........................................      11,900        445,060
                                                                  ----------
                                                                   2,682,153
                                                                  ----------
   Industrial Machinery-0.70%
   Ingersoll-Rand Class A........................       3,300        142,098
                                                                  ----------
                                                                     142,098
                                                                  ----------
   Insurance-4.79%
   American International........................       9,400        543,790
   Chubb.........................................       4,400        229,680
  +Travelers Property & Casualty Class A.........      13,582        198,976
                                                                  ----------
                                                                     972,446
                                                                  ----------
   Leisure, Lodging & Entertainment-2.35%
   Starwood Hotels & Resorts Worldwide...........       6,300        149,562
   Walt Disney...................................      20,100        327,831
                                                                  ----------
                                                                     477,393
                                                                  ----------
   Metals & Mining-2.05%
   Alcoa.........................................      10,900        248,302
   Consol Energy.................................       9,700        167,616
                                                                  ----------
                                                                     415,918
                                                                  ----------
   Paper & Forest Products-0.85%
   Weyerhaeuser..................................       3,500        172,235
                                                                  ----------
                                                                     172,235
                                                                  ----------
   Retail-6.77%
  +Federated Department Stores...................       7,000        201,320
   Home Depot....................................       6,000        143,760
  +Kohl's........................................       3,200        179,040
   Limited.......................................      11,600        161,588
   Target........................................       7,800        234,000
   Wal-Mart Stores...............................       9,000        454,590
                                                                  ----------
                                                                   1,374,298
                                                                  ----------



                                                                         Devon-2

Delaware VIP Devon Series
Statement of Net Assets (continued)

                                                   Number of        Market
                                                    Shares          Value

   COMMON STOCK (continued)
   Telecommunications-3.22%
   AT&T..........................................       3,120     $   81,463
  +Comcast - Special Class A.....................      12,100        273,339
   SBC Communications............................       6,200        168,082
   Verizon Communications........................       3,400        131,750
                                                                  ----------
                                                                     654,634
                                                                  ----------
   Transportation & Shipping-1.67%
   CSX...........................................       4,300        121,733
   Southwest Airlines............................      15,600        216,840
                                                                  ----------
                                                                     338,573
                                                                  ----------
   Utilities-2.91%
   Dominion Resources............................       7,600        417,240
   Exelon........................................       3,300        174,141
                                                                  ----------
                                                                     591,381
                                                                  ----------
   Total Common Stock
     (cost $23,201,518)..........................                 19,695,151
                                                                  ----------


                                                   Principal        Market
                                                    Amount          Value

   REPURCHASE AGREEMENTS-2.29%
   With BNP Paribas 1.07% 1/2/03 (dated
     12/31/02, collateralized by $201,000
     U.S. Treasury Bills due 6/19/03,
     market value $199,803)......................   $ 195,800     $ 195,800
   With J.P. Morgan Securities 1.03% 1/2/03
     (dated 12/31/02, collateralized by $72,300
     U.S. Treasury Notes 2.875% due 6/30/04,
     market value $73,873).......................      72,400        72,400
   With UBS Warburg 1.10% 1/2/03 (dated
     12/31/02, collateralized by $197,000
     U.S. Treasury Notes 3.875% due 6/30/03,
     market value $199,770)......................     195,800        195,800
                                                                  ----------
   Total Repurchase Agreements
     (cost $464,000).............................                    464,000
                                                                  ----------

TOTAL MARKET VALUE OF SECURITIES-99.30% (cost $23,665,518)................................     20,159,151

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.70%.....................................        141,433
                                                                                              -----------

NET ASSETS APPLICABLE TO 2,459,369 SHARES OUTSTANDING-100.00%.............................    $20,300,584
                                                                                              ===========

NET ASSET VALUE-DELAWARE VIP DEVON SERIES STANDARD CLASS ($20,297,416/2,458,985 shares)...          $8.25
                                                                                                    =====

NET ASSET VALUE-DELAWARE VIP DEVON SERIES SERVICE CLASS ($3,168/384 shares)...............          $8.25
                                                                                                    =====

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization - no par)..........................    $39,728,845
Undistributed net investment income.......................................................        201,213
Accumulated net realized loss on investments..............................................    (16,123,107)
Net unrealized depreciation of investments................................................     (3,506,367)
                                                                                              -----------
Total net assets..........................................................................    $20,300,584
                                                                                              ===========

---------------------
+Non-income producing security for the year ended December 31, 2002.

ADR-American Depositary Receipts

                             See accompanying notes

                                                                         Devon-3

Delaware VIP Trust-
Delaware VIP Devon Series
Statement of Operations
Year Ended December 31, 2002


 INVESTMENT INCOME:
 Dividends................................................      $  396,018
 Interest.................................................           5,705
                                                                ----------
                                                                   401,723
                                                                ----------
 EXPENSES:
 Management fees..........................................         169,625
 Accounting and administration expenses...................          11,429
 Custodian fees...........................................           2,922
 Professional fees........................................           2,889
 Dividend disbursing and transfer agent fees
   and expenses...........................................           2,616
 Trustees' fees...........................................           1,575
 Reports and statements to shareholders...................           1,010
 Distribution expense-Service Class.......................               5
 Other....................................................           6,675
                                                                ----------
                                                                   198,746
 Less expenses absorbed or waived.........................             (27)
 Less expenses paid indirectly............................            (626)
                                                                ----------
 Total expenses...........................................         198,093
                                                                ----------

 NET INVESTMENT INCOME....................................         203,630
                                                                ----------
 NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS:
 Net realized loss on investments.........................      (3,765,699)
 Net change in unrealized appreciation / depreciation
   of investments.........................................      (3,265,158)
                                                                ----------

 NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS.........................................      (7,030,857)
                                                                ----------

 NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.......................................     $(6,827,227)
                                                               ===========
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Devon Series
Statements of Changes in Net Assets

                                                       Year Ended
                                                 12/31/02       12/31/01
                                                ----------     ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income......................... $   203,630     $  249,079
Net realized loss on investments..............  (3,765,699)    (4,268,841)
Net change in unrealized appreciation /
   depreciation of investments................  (3,265,158)       230,224
                                               -----------     ----------
Net decrease in net assets resulting
   from operations............................  (6,827,227)    (3,789,538)
                                               -----------     ----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class.............................    (250,346)      (270,234)
   Service Class..............................         (25)           (24)
                                               -----------     ----------
                                                  (250,371)      (270,258)
                                               -----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class.............................     900,686      1,776,253
   Service Class..............................           -              -
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class.............................     250,346        270,234
   Service Class..............................          25             24
                                               -----------     ----------
                                                 1,151,057      2,046,511
                                               -----------     ----------

Cost of shares repurchased:
   Standard Class.............................  (6,852,705)    (8,678,827)
   Service Class..............................           -              -
                                               -----------     ----------
                                                (6,852,705)    (8,678,827)
                                               -----------     ----------

Decrease in net assets derived from
capital share transactions....................  (5,701,648)    (6,632,316)
                                               -----------     ----------

NET DECREASE IN NET ASSETS.................... (12,779,246)   (10,692,112)

NET ASSETS:
Beginning of period...........................  33,079,830     43,771,942
                                               -----------     ----------
End of period................................. $20,300,584    $33,079,830
                                               ===========     ==========

                             See accompanying notes




                                                                         Devon-4

Delaware VIP Trust-Delaware VIP Devon Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Devon Series Standard Class
                                                                                       Year Ended
                                                  12/31/02          12/31/01          12/31/00          12/31/99          12/31/98
                                                  --------------------------------------------------------------------------------
Net asset value, beginning of period............   $10.710           $11.880           $13.620           $15.440           $12.730

Income (loss) from investment operations:
Net investment income(1)........................     0.073             0.074             0.061             0.113             0.106
Net realized and unrealized gain (loss) on
  investments...................................    (2.449)           (1.167)           (1.650)           (1.669)            2.889
                                                   -------           -------           -------           -------           -------
Total from investment operations................    (2.376)           (1.093)           (1.589)           (1.556)            2.995
                                                   -------           -------           -------           -------           -------
Less dividends and distributions from:
Net investment income...........................    (0.084)           (0.077)           (0.151)           (0.090)           (0.080)
Net realized gain on investments................         -                 -                 -            (0.174)           (0.205)
                                                   -------           -------           -------           -------           -------
Total dividends and distributions...............    (0.084)           (0.077)           (0.151)           (0.264)           (0.285)
                                                   -------           -------           -------           -------           -------

Net asset value, end of period..................   $ 8.250           $10.710           $11.880           $13.620           $15.440
                                                   =======           =======           =======           =======           =======
Total return(2).................................   (22.36%)           (9.19%)          (11.76%)          (10.13%)           24.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted).........   $20,297           $33,076           $43,767           $77,929           $68,714
Ratio of expenses to average net assets.........     0.76%             0.72%             0.80%             0.75%             0.66%
Ratio of expenses to average net assets
  prior to expense limitation and expenses
  paid indirectly...............................     0.76%             0.72%             0.84%             0.75%             0.66%
Ratio of net investment income to average
  net assets....................................     0.78%             0.67%             0.48%             0.90%             1.30%
Ratio of net investment income to average net
  assets prior to expense limitation and
  expenses paid indirectly......................     0.78%             0.67%             0.44%             0.90%             1.30%
Portfolio turnover..............................       55%               99%              137%              101%               34%

---------------------
(1)The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes





                                                                         Devon-5

Delaware VIP Devon Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                  Delaware VIP Devon Series Service
                                                                   Year           Year       5/1/00(1)
                                                                  Ended          Ended           to
                                                                12/31/02       12/31/01      12/31/00
                                                                -------------------------------------
Net asset value, beginning of period..........................  $10.700        $11.870       $13.180

Income (loss) from investment operations:
Net investment income(2)......................................    0.059          0.056         0.024
Net realized and unrealized loss on investments...............   (2.443)        (1.162)       (1.334)
                                                                -------        -------       -------
Total from investment operations..............................   (2.384)        (1.106)       (1.310)
                                                                -------        -------       -------

Less dividends and distributions from:
Net investment income.........................................   (0.066)        (0.064)            -
                                                                -------        -------       -------
Total dividends and distributions.............................   (0.066)        (0.064)            -
                                                                -------        -------       -------

Net asset value, end of period................................  $ 8.250        $10.700       $11.870
                                                                =======        =======       =======

Total return(3)...............................................  (22.42%)        (9.31%)       (9.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted).......................       $3             $4            $5
Ratio of expenses to average net assets.......................    0.91%          0.87%         0.95%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly......................    0.91%          0.87%         1.00%
Ratio of net investment income to average net assets..........    0.63%          0.52%         0.29%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ..    0.63%          0.52%         0.24%
Portfolio turnover............................................      55%            99%          137%

----------------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2)The average shares outstanding method has been applied for per share information.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes













                                                                         Devon-6

Delaware VIP Trust-Delaware VIP Devon Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Devon Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the lasted quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $626 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of average daily net assets of the series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003.




                                                                         Devon-7

Delaware VIP Devon Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting, and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing              Other
      Investment       transfer agent fees,            expenses
      management           accounting                  payable
    fee payable to      and other expenses              to DMC
         DMC              payable to DSC            and affiliates
    --------------     -------------------          --------------
      $(11,502)             $(1,167)                  $(10,213)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ............            $14,249,573
Sales ................            $20,304,181

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate             Aggregate
       Cost of          unrealized            unrealized       Net unrealized
     investments       appreciation          depreciation       depreciation
     -----------       ------------          ------------       -------------
     $24,283,732         $443,422            $(4,568,003)       $(4,124,581)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                   Year             Year
                                   Ended            Ended
                                  12/31/02         12/31/01
                                  --------         --------
Ordinary income ................  $250,371         $270,258

As of December 31, 2002, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest ..............  $39,728,845
   Undistributed ordinary income ..............      201,213
   Capital loss carryforwards .................  (14,689,711)
   Post-October losses ........................     (815,182)
   Unrealized depreciation of investments .....   (4,124,581)
                                                 -----------
   Net assets .................................  $20,300,584
                                                 ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,345,618 expires in 2007, $4,548,127 expires in 2008, $3,919,702 expires in 2009, and $3,876,264 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.



                                                                         Devon-8

Delaware VIP Devon Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                           Year              Year
                                                          Ended              Ended
                                                         12/31/02          12/31/01
                                                         --------          --------
Shares sold:
   Standard Class ...................................    97,075             155,167
   Service Class ....................................         -                   -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...................................    23,463              25,639
   Service Class ....................................         2                   3
                                                       --------            --------
                                                        120,540             180,809
                                                       --------            --------
Shares repurchased:
   Standard Class ...................................  (749,801)           (777,667)
   Service Class ....................................         -                   -
                                                       --------            --------
                                                       (749,801)           (777,667)
                                                       --------            --------
Net decrease ........................................  (629,261)           (596,858)
                                                       ========            ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

                                                         (A)                (B)
                                                      Long-Term          Ordinary
                                                    Capital Gains         Income               Total                   (C)
                                                    Distributions      Distributions        Distributions           Qualifying
                                                     (Tax Basis)        (Tax Basis)           (Tax Basis)           Dividends(1)
                                                    -------------      -------------        -------------           ------------
                                                         --               100%                   100%                  100%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.





                                                                         Devon-9

Delaware VIP Trust-Delaware VIP Devon Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Devon Series

We have audited the accompanying statement of net assets of Delaware VIP Devon Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Devon Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP



Philadelphia, Pennsylvania
February 7, 2003



                                                                        Devon-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                   Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 Thomas F. Madison             Trustee                9 Years                President/Chief          107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                  Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years               Vice President/           107             None
  2005 Market Street                                                     Mergers & Acquisitions -
  Philadelphia, PA                                                           3M Corporation
       19103                                                             (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR INTERNATIONAL DIVERSIFICATION

Delaware VIP Trust-Delaware VIP Emerging Markets Series

Portfolio Snapshot
   Investors questioned the prospect for holding equities in light of perceived weakness in future corporate profitability due to the generally slower-than-expected turnabout of global economies. As a result, stocks moved lower through much of the year.

   For the 12-month period just ended, Delaware VIP Emerging Markets Series (the "Series") took advantage of our value style, which focuses on identifying attractive investment opportunities by using a dividend discount methodology. This approach seeks to compare the inflation-adjusted value of a stock's expected income stream with its current market value.

   We also believe that we separate ourselves from some of our competitors by how we evaluate risk. Where risk is commonly measured by how a stock may perform relative to its benchmark, we evaluate potential stock acquisitions using best- and worst-case scenarios for the performance of a given security. We believe this added step helps to mitigate volatility within the Series, particularly for this asset class, where the risk of stocks of emerging countries tends to run at a generally higher level relative to securities of more developed nations.

   For the fiscal year ended December 31, 2002, Delaware VIP Emerging Markets Series returned +5.17% (Standard Class shares with distributions reinvested) while the benchmark index, the MSCI Emerging Markets Free Index, lost -6.00% for the same period.

   During the 12-month period, we were overweighted in Russia and South Africa while being underweighted in South Korea and Taiwan. For individual stocks, we gained performance with Sasol, a synthetic fuel producer, and Aspen Pharmacare Holdings. A stock that detracted from performance included Argentine utilities company TGS, which we liquidated from the Series. Another stock that underperformed was the Bank of Hapoalim due to unrest in the Middle East.

Investment Outlook
   Moving forward, we are optimistic that global economic growth will continue, yet at a rate not likely to challenge the strong expansion of the 1990s. We believe that emerging market stocks will provide investors with unique opportunities for total return through dividends and capital appreciation. We add that the relatively conservative approach we subscribe to in the identification and acquisition of stocks may be well-suited to the equity environment we envision for the future, in which growth rates will be more in line with historical norms and volatility ever a concern for investor portfolios.

                Performance of a $10,000 Investment: May 1, 1997
                  (Series' inception) through December 31, 2002

                       MSCI Emerging           Delaware VIP Emerging
                       Markets Free                Markets Series
                          Index               (Standard Class Shares)
                       ------------           -----------------------
May '97                 $10,000                    $10,300
Dec. '97                  7,910                      8,880
Dec. '98                  5,906                      5,996
Dec. '99                  9,828                      8,890
Dec. '00                  6,820                      6,792
Dec. '01                  7,151                      7,151
Dec. '02                  6,722                      7,521


                              Delaware VIP Emerging
                                 Markets Series
                          Average Annual Total Returns
                          ----------------------------
                            Standard Class        Service Class
                               Shares*               Shares**
Lifetime                       -4.90%                 -2.91%
Five Years                     -3.27%                    --
One Year                       +5.17%                 +5.03%

                     For the periods ended December 31, 2002

 * Commenced operations on May 1, 1997.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Emerging Markets Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the MSCI Emerging Markets Free Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI Emerging Markets Free Index is an unmanaged index of stocks in the world's emerging markets regions. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Emerging Markets Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                              Emerging Markets-1

Delaware VIP Trust-Delaware VIP Emerging Markets Series
Statement of Net Assets***
December 31, 2002

                                                    Number of         Market
                                                    Shares            Value
                                                                      (U.S. $)
   COMMON STOCK-95.99%
   Argentina-0.15%
  +Tenaris ......................................       10,152       $   19,512
                                                                     ----------
                                                                         19,512
                                                                     ----------

   Brazil-9.74%
   Aracruz Celulose ADR .........................       15,962          296,255
  +Cia Vale do Rio Doce ADR .....................        9,800          283,318
   Empresa Brasiliera
      de Aeronautica ADR ........................       12,954          205,969
   Gerdau Metalurgica ...........................   20,578,000          345,291
   Petroleo Brasileiro Petrobras ................       12,373          162,177
  +Rossi Residential GDR ........................        8,100            2,860
                                                                     ----------
                                                                      1,295,870
                                                                     ----------

   Chile-2.44%
   Administradora de Fondos de Pensiones
      Provida ADR ...............................        9,021          208,295
   Empresa Nacional
      de Electricidad ADR .......................       15,126          116,319
                                                                     ----------
                                                                        324,614
                                                                     ----------

   China-10.56%++
   Beijing Capital International  Airport .......      780,000          175,037
   Chaoda Modern Agriculture ....................    1,552,000          266,682
   China Rare Earth Holdings ....................    1,134,000          125,057
   Guangshen Railway ............................    1,292,000          218,692
   Yanzhou Coal Mining Class H ..................      684,000          271,904
   Zhejiang Expressway ..........................      904,000          347,766
                                                                     ----------
                                                                      1,405,138
                                                                     ----------

   Croatia-2.10%
   Pliva GDR ....................................       19,646          278,973
                                                                     ----------
                                                                        278,973
                                                                     ----------

   Czechoslovakia-1.49%
   CEZ ..........................................       64,651          198,752
                                                                     ----------
                                                                        198,752
                                                                     ----------

   Egypt-1.26%
   MobiNil-Egyptian Mobile Services .............       25,091          167,996
                                                                     ----------
                                                                        167,996
                                                                     ----------

   Estonia-3.02%
   Eesti Telekom GDR ............................        3,343           62,180
  *Eesti Telekom GDR 144A .......................        7,391          135,647
   Hansabank ....................................       12,178          204,218
                                                                     ----------
                                                                        402,045
                                                                     ----------

   Hungary-1.98%
  *Gedeon Richter GDR 144A ......................        2,014          133,036
   OTP Bank .....................................       13,265          130,402
                                                                     ----------
                                                                        263,438
                                                                     ----------

   India-6.81%
  +Gas Authority of India GDR ...................        3,059           26,613
 +*Gas Authority of India GDR 144A ..............       34,487          302,937
  +ICICI Bank ADR ...............................       39,512          256,828
   Mahanagar Telephone Nigam ADR ................       43,700          172,615
   Videsh Sanchar Nigam ADR .....................       35,926          147,297
                                                                     ----------
                                                                        906,290
                                                                     ----------

   Indonesia-2.28%
   Astra Agro Lestari ...........................    1,008,000          174,570
   Hanjaya Mandala Sampoerna ....................      311,500          128,776
                                                                     ----------
                                                                        303,346
                                                                     ----------

                                                    Number of         Market
                                                    Shares            Value
                                                                      (U.S. $)
   COMMON STOCK (continued)
   Israel-0.94%
  +Bank Hapoalim ................................       86,336      $   123,415
  +Koor Industries ..............................          164            1,678
                                                                    -----------
                                                                        125,093
                                                                    -----------
   Malaysia-2.10%
   Petronas Dagangan ............................       93,000          127,263
  +PLUS Expressways .............................      268,000          151,632
                                                                    -----------
                                                                        278,895
                                                                    -----------

   Mexico-6.65%
   Cemex de C.V .................................       65,615          281,736
   Grupo Continental ............................      104,400          169,610
   Grupo Elektra de C.V .........................       54,160          133,019
   Telefonos de Mexico ADR ......................        9,400          300,612
                                                                    -----------
                                                                        884,977
                                                                    -----------

   Republic of Korea-10.17%
   Hyundai Motor ................................       10,510          245,902
   Korea Telecom ADR ............................       13,227          285,042
  *Korea Tobacco & Ginseng GDR 144A .............       35,118          242,314
   POSCO ........................................            1               99
   POSCO ADR ....................................       13,463          332,941
   Samsung Electronics ..........................          930          246,212
                                                                    -----------
                                                                      1,352,510
                                                                    -----------

   Russia-5.66%
   Gazprom ADR ..................................        1,900           22,420
  *Gazprom ADR 144A .............................        8,506          100,371
   Lukoil Holding ADR ...........................        3,466          212,954
   MMC Norilsk Nickel ADR .......................       12,800          256,128
   Yukos ADR ....................................        1,145          160,563
                                                                    -----------
                                                                        752,436
                                                                    -----------

   South Africa-18.70%
   African Bank Investments .....................      349,504          230,138
   Alexander Forbes .............................       87,397          142,088
   Amalgamated Banks of South Africa ............       55,949          206,047
   Aspen Pharmacare Holdings ....................      274,026          245,906
   Impala Platinum Holdings .....................        5,486          348,450
   Kumba Resources ..............................       83,849          318,080
   Nampak .......................................       91,846          151,462
   Network Healthcare Holdings ..................      488,387          177,016
  +Profurn ......................................       36,420           17,615
   Sanlam .......................................      141,891          125,677
   Sappi ........................................       11,357          151,550
   Sasol ........................................       30,538          373,696
                                                                    -----------
                                                                      2,487,725
                                                                    -----------

   Taiwan-5.10%
   China Steel GDR ..............................         18,421        205,393
   President Chain Store ........................        109,108        164,745
  +United Microelectronics ADR ..................         20,235         67,990
  +Yageo GDR ....................................        125,042        168,807
 +*Yageo GDR 144A ...............................         53,061         71,632
                                                                    -----------
                                                                        678,567
                                                                    -----------
   Thailand-4.84%
   Electricity Generating Public Company ........        285,600        248,492
   Hana Microelectronics ........................         89,800        137,513
   PTT Public Company ...........................        262,400        257,225
                                                                    -----------
                                                                        643,230
                                                                    -----------
   Total Common Stock
      (cost $13,195,337).........................                    12,769,407
                                                                    -----------

                                                              Emerging Markets-2

Delaware VIP Emerging Markets Series
Statement of Net Assets (continued)

                                                     Principal        Market
                                                       Amount         Value
                                                                      (U.S. $)
REPURCHASE AGREEMENTS-3.69%
With BNP Paribas 1.07% 1/2/03 (dated
   12/31/02, collateralized by $212,600
   U.S. Treasury Bills due 6/19/03, market
   value $211,429) ..............................     $207,200         $207,200
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by $76,500
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $78,172) ........................       76,600           76,600
With UBS Warburg 1.10% 1/2/03 (dated
   12/31/02, collateralized by $208,500
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $211,395) ......................       207,200          207,200
                                                                       --------
Total Repurchase Agreements
   (cost $491,000) ..............................                       491,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES-99.68% (cost $13,686,337) ..........................................................   13,260,407

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.32% ...............................................................       42,475
                                                                                                                       -----------
NET ASSETS APPLICABLE TO 1,965,043 SHARES OUTSTANDING-100.00% .......................................................  $13,302,882
                                                                                                                       ===========

NET ASSET VALUE-DELAWARE VIP EMERGING MARKETS SERIES STANDARD CLASS ($12,650,847 / 1,868,746 shares) ................        $6.77
                                                                                                                             =====

NET ASSET VALUE-DELAWARE VIP EMERGING MARKETS SERIES SERVICE CLASS ($652,035 / 96,297 shares) .......................        $6.77
                                                                                                                             =====

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited  authorization-no par) .....................................................  $16,819,796
Undistributed net investment income** ...............................................................................      356,803
Accumulated net realized loss on investments ........................................................................   (3,450,256)
Net unrealized depreciation of investments and foreign currencies ...................................................     (423,461)
                                                                                                                       -----------
Total net assets ....................................................................................................  $13,302,882
                                                                                                                       ===========

----------
  +Non-income producing security for the year ended December 31, 2002.
 ++Hong Kong listed securities.
  *Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note #8 in "Notes to Financial Statements".
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #9 to the Financial Statements.

   ADR-American Depositary Receipts
   GDR-Global Depositary Receipts

                             See accompanying notes

                                                              Emerging Markets-3

Delaware VIP Trust-
Delaware VIP Emerging Markets Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ......................................................      $ 655,224
Interest .......................................................         10,828
Foreign tax withheld ...........................................        (27,895)
                                                                      ---------
                                                                        638,157
                                                                      ---------

EXPENSES:
Management fees ................................................        174,204
Custodian fees .................................................         16,638
Accounting and administration expenses .........................          6,127
Professional fees ..............................................          1,598
Dividend disbursing and transfer agent fees
   and expenses ................................................          1,392
Distribution expense-Service Class .............................          1,119
Trustees' fees .................................................            714
Other ..........................................................          2,904
                                                                      ---------
                                                                        204,696

Less expenses absorbed or waived ...............................         (3,737)
Less expenses paid indirectly ..................................           (334)
                                                                      ---------
Total expenses .................................................        200,625
                                                                      ---------
NET INVESTMENT INCOME ..........................................        437,532
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ....................................................       (914,534)
Foreign currencies .............................................         (9,768)
                                                                      ---------
Net realized loss...............................................       (924,302)
Net change in unrealized appreciation / depreciation
     of investments and foreign currencies .....................        924,491
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES ..........................            189
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................      $ 437,721
                                                                      =========

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Emerging Markets Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                     12/31/02         12/31/01
                                                   -----------      -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ...........................  $   437,532      $   390,045
Net realized loss on investments and
   foreign currencies ...........................     (924,302)      (1,822,958)
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ...........................      924,491        1,958,076
                                                   -----------      -----------
Net increase in net assets resulting
   from operations ..............................      437,721          525,163
                                                   -----------      -----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ...............................     (352,450)         (62,403)
   Service Class ................................      (22,689)            (798)
                                                   -----------      -----------
                                                      (375,139)         (63,201)
                                                   -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ...............................    5,060,976        3,512,848
   Service Class ................................    4,917,858          973,151
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ...............................      352,450           62,403
   Service Class ................................       22,689              798
                                                   -----------      -----------
                                                    10,353,973        4,549,200
                                                   -----------      -----------

Cost of shares repurchased:
   Standard Class ...............................   (4,913,827)      (4,121,941)
   Service Class ................................   (4,840,602)        (441,914)
                                                   -----------      -----------
                                                    (9,754,429)      (4,563,855)
                                                   -----------      -----------

Increase (decrease) in net assets derived
   from capital share transactions ..............      599,544          (14,655)
                                                   -----------      -----------

NET INCREASE IN NET ASSETS ......................      662,126          447,307

NET ASSETS:
Beginning of period .............................   12,640,756       12,193,449
                                                   -----------      -----------
End of period ...................................  $13,302,882      $12,640,756
                                                   ===========      ===========

                             See accompanying notes

                                                              Emerging Markets-4

Delaware VIP Trust-Delaware VIP Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Emerging Markets Series Standard Class
                                                                                            Year Ended
                                                              12/31/02       12/31/01        12/31/00        12/31/99      12/31/98
                                                              ---------------------------------------------------------------------
Net asset value, beginning of period .........................  $6.610         $6.310          $8.400          $5.810        $8.880

Income (loss) from investment operations:
Net investment income(1) .....................................   0.215          0.199           0.116           0.126         0.171
Net realized and unrealized gain (loss) on investments and
   foreign currencies ........................................   0.137          0.133         (2.064)           2.597        (2.991)
                                                                ------         ------          ------          ------        ------
Total from investment operations .............................   0.352          0.332         (1.948)           2.723        (2.820)
                                                                ------         ------          ------          ------        ------

Less dividends and distributions from:
Net investment income ........................................  (0.192)        (0.032)         (0.142)         (0.133)       (0.030)
Net realized gain on investments .............................       -              -               -               -        (0.220)
                                                                ------         ------          ------          ------        ------
Total dividends and distributions ............................  (0.192)        (0.032)         (0.142)         (0.133)       (0.250)
                                                                ------         ------          ------          ------        ------

Net asset value, end of period ...............................  $6.770         $6.610          $6.310          $8.400        $5.810
                                                                ======         ======          ======          ======        ======

Total return(2) ..............................................   5.17%          5.28%         (23.60%)         48.28%       (32.48%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................... $12,651        $12,071        $ 12,148         $13,349        $5,356
Ratio of expenses to average net assets ......................   1.43%          1.45%           1.52%           1.47%         1.50%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...................   1.46%          1.45%           1.68%           1.53%         1.67%
Ratio of net investment income to average net assets .........   3.15%          3.04%           1.55%           1.88%         2.34%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ..   3.12%          3.04%           1.37%           1.82%         2.17%
Portfolio turnover ...........................................     39%            41%             19%             20%           38%

----------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                              Emerging Markets-5

Delaware VIP Emerging Markets Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                               Delaware VIP Emerging Markets Series Service Class
                                                                                 Year                Year               5/1/00(1)
                                                                                 Ended               Ended                 to
                                                                               12/31/02             12/31/01            12/31/00
                                                                               --------------------------------------------------
Net asset value, beginning of period ......................................      $6.610            $6.310               $7.540

Income (loss) from investment operations:
Net investment income(2) ..................................................       0.204             0.189                0.064
Net realized and unrealized gain (loss) on investments
   and foreign currencies .................................................       0.138             0.135               (1.294)
                                                                                 ------           ------                ------
Total from investment operations ..........................................       0.342             0.324               (1.230)
                                                                                 ------           ------                ------

Less dividends and distributions from:
Net investment income .....................................................      (0.182)           (0.024)                   -
Net realized gain on investments ..........................................           -                 -                    -
                                                                                 ------           ------                ------
Total dividends and distributions .........................................      (0.182)           (0.024)                   -
                                                                                 ------           ------                ------

Net asset value, end of period ............................................      $6.770            $6.610               $6.310
                                                                                 ======            ======               ======

Total return(3) ...........................................................       5.03%             5.15%              (16.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................................        $652              $570                  $45
Ratio of expenses to average net assets ...................................       1.58%             1.60%                1.67%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................................       1.61%             1.60%                1.90%
Ratio of net investment income to average net assets ......................       3.00%             2.89%                1.37%

Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid ..........................       2.97%             2.89%                1.10%
   indirectly
Portfolio turnover ........................................................         39%               41%                  19%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                              Emerging Markets-6

Delaware VIP Trust-Delaware VIP Emerging Markets Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

                                                              Emerging Markets-7

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $334 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DIAL has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Series through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                          Dividend disbursing,
        Investment        transfer agent fees,
        management             accounting               Other expenses
      fee payable to       and other expenses           payable to DIAL
           DIAL              payable to DSC             and affiliates
      --------------     ---------------------          ---------------
         $(13,267)               $(741)                    $(3,060)

Certain officers of DIAL, DSC, and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ...........................   $5,700,110
Sales ...............................   $5,122,320

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:


                      Aggregate            Aggregate
     Cost of          unrealized           unrealized         Net unrealized
   investments       appreciation         depreciation         depreciation
   -----------       ------------         ------------        --------------
   $13,756,230        $1,662,659          $(2,158,482)          $(495,823)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                    Year                Year
                                    Ended               Ended
                                  12/31/02            12/31/01
                                  --------            --------
Ordinary income ...............   $375,139             $63,201

                                                              Emerging Markets-8

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of December 31, 2002, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest .....................  $ 16,819,796
   Undistributed ordinary income .....................       365,808
   Capital loss carryforwards ........................    (2,924,891)
   Post-October losses ...............................      (455,472)
   Post-October currency losses ......................        (9,005)
   Unrealized depreciation of investments
     and foreign currencies ..........................      (493,354)
                                                        ------------
   Net assets ........................................  $ 13,302,882
                                                        ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $226,403 expires in 2006, $58,465 expires in 2007, $2,097,806 expires in 2008 and $542,217 expires in 2010.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                         Year            Year
                                                         Ended           Ended
                                                        12/31/02       12/31/01
                                                        --------       --------
Shares sold:
   Standard Class ...................................    715,076        538,407
   Service Class ....................................    690,134        146,431

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...................................     49,363          9,812
   Service Class ....................................      3,173            125
                                                      ----------       --------
                                                       1,457,746        694,775
                                                      ----------       --------
Shares repurchased:
   Standard Class ...................................   (721,590)      (648,469)
   Service Class ....................................   (683,196)       (67,564)
                                                      ----------       --------
                                                      (1,404,786)      (716,033)
                                                      ----------       --------
Net increase (decrease) .............................     52,960        (21,258)
                                                      ==========       ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Foreign Exchange Contracts
The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                              Emerging Markets-9

Delaware VIP Emerging Markets Series
Notes to Financial Statements (continued)

7. Foreign Exchange Contracts (continued)
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2002.

8. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Industry Allocation
As of December 31, 2002, the Series' investment securities classified by type of business were as follows:

Industry                                              Percentage of Net Assets
--------                                              ------------------------
Aerospace & Defense .........................                1.55%
Automobiles & Components ....................                1.85%
Banking & Finance ...........................                5.37%
Building & Materials ........................                2.14%
Chemicals ...................................                4.21%
Electronic & Electrical Equipment ...........                5.22%
Energy ......................................               11.52%
Financial Services ..........................                5.91%
Food and Drug ...............................                1.24%
Food Beverage and Tobacco ...................                7.38%
Healthcare & Pharmaceuticals ................                6.28%
Insurance ...................................                0.94%
Metal & Mining ..............................               15.77%
Packaging & Containers ......................                1.14%
Paper & Forest Products .....................                2.23%
Retail ......................................                1.13%
Telecommunications ..........................                9.56%
Transportation ..............................                6.71%
Utilities ...................................                5.84%
                                                            ------
                                                            95.99%
                                                            ======

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

                 (A)                    (B)
              Long-Term              Ordinary
            Capital Gains             Income                 Total
            Distributions         Distributions          Distributions
             (Tax Basis)           (Tax Basis)            (Tax Basis)
            -------------         -------------          -------------
                 -                    100%                   100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                             Emerging Markets-10

Delaware VIP Trust-Delaware VIP Emerging Markets Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Emerging Markets Series

We have audited the accompanying statement of net assets of Delaware VIP Emerging Markets Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Emerging Markets Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           Ernst & Young LLP
Philadelphia, Pennsylvania
February 7, 2003

                                                             Emerging Markets-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests.

The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                             Emerging Markets-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 Thomas F. Madison             Trustee               9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                  Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years               Vice President/           107             None
  2005 Market Street                                                     Mergers & Acquisitions -
  Philadelphia, PA                                                           3M Corporation
       19103                                                             (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR INTERNATIONAL DIVERSIFICATION

Delaware VIP Trust-Delaware VIP Global Bond Series

Portfolio Snapshot
   For the fiscal year ended December 31, 2002, Delaware VIP Global Bond Series (the "Series") returned +25.09% (Standard Class shares with distributions reinvested). In contrast, its benchmark, the Salomon Smith Barney World Government Bond Index, was up +19.49% during the same period.

   Strong performance for the Series during 2002 came in part through the general decline in interest rates. In our opinion, our investment style must likewise be credited, as we seek a competitive return by factoring for both the income that bonds generate, and also their capital appreciation potential. We also believe our stringent security analysis benefited performance by identifying those individual securities that might offer the portfolio the greatest opportunity for sound performance.

   We were helped by our underweighted exposure to the Japanese bond market, which performed poorly (down -0.7%), and by our overweighted position in the eurozone (up +4.9%), as well as the New Zealand market. We also benefited from a measure of weakness in the U.S. dollar during the period.

Investment Outlook
   We believe the outlook for global fixed-income securities is attractive relative to U.S. bonds. We contend that global economic growth in 2003 will likely be modest, which in turn should help to lessen any upside trends in interest rates. This position is further solidified by generally muted inflation expectations for the coming year. Moving forward, we will continue to employ our rigorous standards of research to identify fixed-income opportunities from around the globe.

Performance of a $10,000 Investment:
May 2, 1996 (Series' inception) through
December 31, 2002


                 Delaware VIP Global Bond Series   Salomon Smith Barney World
                    (Standard Class Shares)          Government Bond Index
                  ----------------------------           -------------
Mar. '96                  $10,000                          $10,000
Dec. '96                  $11,179                          $10,600
Dec. '97                  $11,278                          $10,625
Dec. '98                  $12,160                          $12,251
Dec. '99                  $11,722                          $11,728
Dec. '00                  $11,823                          $11,915
Dec. '01                  $11,766                          $11,797
Dec. '02                  $14,718                          $14,096

                     Delaware VIP Global Bond Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime               +5.97%               +10.84%
Five Years             +5.47%                   --
One Year              +25.09%               +25.04%

       For the periods ended December 31, 2002

 * Commenced operations on May 2, 1996.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Global Bond Series Standard Class shares for the period from the Series' inception on May 2, 1996 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the Salomon Smith Barney World Government Bond Index at that month's end, May 31, 1996. After May 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney World Government Bond Index is an unmanaged composite that measures the general performance of world bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Global Bond Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                   Global Bond-1

Delaware VIP Trust-Delaware VIP Global Bond Series
Statement of Net Assets
December 31, 2002

                                                     Principal          Market
                                                      Amount*           Value
                                                                       (U.S. $)
BONDS-95.89%
Australia-6.56%
New South Wales Treasury
  6.50% 5/1/06 .............................   AUD   1,300,000       $   771,126
  8.00% 3/1/08 .............................         2,700,000         1,722,348
Queensland Treasury 6.00% 7/14/09 ..........         5,000,000         2,957,342
Telstra 6.375% 6/29/11 .....................   EUR     500,000           579,363
                                                                     -----------
                                                                       6,030,179
                                                                     -----------
Austria-4.36%
Republic of Austria
  5.25% 1/4/11 .............................   EUR   3,000,000         3,397,150
  7.25% 5/3/07 .............................   DEM   1,000,000           612,867
                                                                     -----------
                                                                       4,010,017
                                                                     -----------
Belgium-2.92%
Kingdom of Belgium 5.75% 9/28/10 ...........   EUR   2,300,000         2,681,049
                                                                     -----------
                                                                       2,681,049
                                                                     -----------
Canada-9.78%
Canada Government
  4.50% 9/1/07 .............................   CAD   7,600,000         4,931,004
  5.25% 6/1/12 .............................         2,200,000         1,443,411
  5.50% 6/1/10 .............................         1,200,000           805,598
  6.00% 6/1/11 .............................         1,600,000         1,104,626
Ontario Province 7.50% 1/19/06 .............         1,000,000           704,475
                                                                     -----------
                                                                       8,989,114
                                                                     -----------
Finland-2.80%
Republic of Finland 5.00% 4/25/09 ..........   EUR   2,300,000         2,578,292
                                                                     -----------
                                                                       2,578,292
                                                                     -----------
France-4.08%
Government of France 5.50% 4/25/10 .........   EUR   1,500,000         1,712,621
Government of France (O.A.T.)
  5.50% 10/25/07 ...........................         1,800,000         2,038,333
                                                                     -----------
                                                                       3,750,954
                                                                     -----------
Germany-16.26%
Bayerische Landesbank
  15.50% 1/22/04 ...........................   ZUR   3,300,000           394,254
Deutschland Republic
  4.75% 7/4/28 .............................   EUR     700,000           722,459
  5.00% 7/4/11 .............................           800,000           892,927
  6.25% 1/4/24 .............................         2,800,000         3,488,374
  6.50% 10/14/05 ...........................         3,100,000         3,552,104
Kredit Fuer Wiederaufbau
  5.25% 7/4/12 .............................           850,000           958,877
Muenchener Hypotheken
  5.00% 1/16/12 ............................         4,500,000         4,941,504
                                                                     -----------
                                                                      14,950,499
                                                                     -----------
Greece-2.57%
Hellenic Republic 6.30% 1/29/09 ............   EUR   2,000,000         2,365,402
                                                                     -----------
                                                                       2,365,402
                                                                     -----------
Italy-4.49%
Republic of Italy 3.75% 6/8/05 .............   JPY 450,000,000         4,130,258
                                                                     -----------
                                                                       4,130,258
                                                                     -----------

                                                     Principal          Market
                                                      Amount*           Value
                                                                       (U.S. $)
BONDS (continued)
Netherlands-7.02%
Baden Wurt L- Finance
   6.625% 8/20/03 ..........................  DEM      700,000       $   383,964
Bank Nederlandse Gemeenten
   5.625% 10/25/10 .........................  EUR    2,000,000         2,304,360
DSL Finance
   5.75% 3/19/09 ...........................  DEM    1,000,000           587,572
   6.00% 2/21/06 ...........................         1,400,000           811,042
Netherlands Government
   5.50% 7/15/10 ...........................  EUR    1,560,000         1,792,749
RWE Finance 6.125% 10/26/12 ................           500,000           571,849
                                                                     -----------
                                                                       6,451,536
                                                                     -----------
New Zealand-5.96%
New Zealand Government
   6.00% 11/15/11 ..........................  NZD    8,300,000         4,327,684
   7.00% 7/15/09 ...........................           660,000           363,174
   8.00% 11/15/06 ..........................         1,400,000           786,968
                                                                     -----------
                                                                       5,477,826
                                                                     -----------
Supranational-9.80%
International Bank Reconstruction & Development
   4.75% 12/20/04 ..........................  JPY  370,000,000         3,401,908
   5.25% 1/12/09 ...........................  USD    2,000,000         2,212,274
   5.50% 4/15/04 ...........................  NZD      530,000           275,203
International Finance Corporation
   6.75% 7/15/09 ...........................         5,800,000         3,126,048
                                                                     -----------
                                                                       9,015,433
                                                                     -----------
Sweden-9.28%
Swedish Government
   Series 1041 6.75% 5/5/14 ................  SEK    3,300,000           441,689
   Series 1042 5.00% 1/15/04 ...............         4,500,000           523,476
   Series 1043 5.00% 1/28/09 ...............        34,000,000         4,033,757
   Series 1046 5.50% 10/8/12 ...............        29,000,000         3,535,315
                                                                     -----------
                                                                       8,534,237
                                                                     -----------
United Kingdom-1.43%
British Telecom 6.875% 2/15/11 .............  EUR      170,000           200,083
Halifax 5.625% 7/23/07 .....................  DEM    1,600,000           915,652
Powergen UK PLC 5.00% 7/8/09 ...............  EUR      190,000           203,015
                                                                     -----------
                                                                       1,318,750
                                                                     -----------
United States-8.58%
Fannie Mae Global 6.375% 8/15/07 ...........  AUD    1,367,000           812,280
KFW International Finance
   1.00% 12/20/04 ..........................  JPY  610,000,000         5,234,994
U.S. Treasury Note 4.875% 2/15/12 ..........  USD    1,700,000         1,846,559
                                                                     -----------
                                                                       7,893,833
                                                                     -----------
Total Bonds
   (cost $82,242,057) ......................                          88,177,379
                                                                     -----------

                                                                   Global Bond-2

Delaware VIP Global Bond Series
Statement of Net Assets (continued)

                                                     Principal          Market
                                                      Amount*           Value
                                                                       (U.S. $)
REPURCHASE AGREEMENTS- 5.07%
With BNP Paribas 1.07% 1/2/03 (dated
   12/31/02, collateralized by $2,018,000
   U.S. Treasury Bills due 6/19/03, market
   value $2,007,072) .....................   USD     1,967,000        $1,967,000
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by
   $726,000 U.S. Treasury Notes
   2.875% due 6/30/04, market
   value $742,073) .......................             727,000           727,000

                                                     Principal          Market
                                                      Amount*           Value
                                                                       (U.S. $)
REPURCHASE AGREEMENTS (continued)
   With UBS Warburg 1.10% 1/2/03 (dated
   12/31/02, collateralized by $1,979,000
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $2,006,744) ..............   USD     1,967,000       $ 1,967,000
                                                                     -----------
Total Repurchase Agreements
   (cost $4,661,000) .....................                             4,661,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES-100.96% (cost $86,903,057) ..................................................    92,838,379

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.96%) ......................................................      (886,752)
                                                                                                                 -----------
NET ASSETS APPLICABLE TO 7,809,392 SHARES OUTSTANDING-100.00% ................................................   $91,951,627
                                                                                                                 ===========
NET ASSET VALUE-DELAWARE VIP GLOBAL BOND SERIES STANDARD CLASS ($91,945,046 / 7,808,833 shares) ..............        $11.77
                                                                                                                      ======
NET ASSET VALUE-DELAWARE VIP GLOBAL BOND SERIES SERVICE CLASS ($6,581 / 559 shares) ..........................        $11.77
                                                                                                                      ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...............................................   $84,471,116
Undistributed net investment income** ........................................................................     1,795,860
Accumulated net realized loss on investments .................................................................      (355,119)
Net unrealized appreciation of investments and foreign currencies ............................................     6,039,770
                                                                                                                 -----------
Total net assets .............................................................................................   $91,951,627
                                                                                                                 ===========

-------------
*Principal amount is stated in the currency in which each bond is denominated:

 AUD-Australian Dollar
 CAD-Canadian Dollar
 DEM-German Mark
 EUR-European Monetary Unit
 JPY-Japanese Yen
 NZD-New Zealand Dollar
 SEK-Swedish Krona
 USD-U.S. Dollar
 ZAR-South African Rand

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

                                                                   Global Bond-3

Delaware VIP Trust-
Delaware VIP Global Bond Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest ...................................................         $1,931,984
                                                                     ----------
EXPENSES:
Management fees ............................................            317,088
Accounting and administration expenses .....................             13,939
Dividend disbursing and transfer agent
   fees and expenses .......................................              4,083
Custodian fees .............................................              1,786
Professional fees ..........................................              1,138
Trustees' fees .............................................                200
Registration fees ..........................................                144
Distribution expense - Service Class .......................                  8
Other ......................................................              4,812
                                                                     ----------
                                                                        343,198

Less expenses paid indirectly ..............................             (1,102)
                                                                     ----------
Total expenses .............................................            342,096
                                                                     ----------

NET INVESTMENT INCOME ......................................          1,589,888
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
   Investments .............................................            379,282
   Foreign currencies ......................................            215,819
                                                                     ----------
Net realized gain ..........................................            595,101
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies.......          7,544,574
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES ......................          8,139,675
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................         $9,729,563
                                                                     ==========
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Global Bond Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                      12/31/02        12/31/01
                                                      --------        --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..........................    $ 1,589,888     $   717,936
Net realized gain (loss) on investments
   and foreign currencies ......................        595,101        (771,820)
Net change in unrealized appreciation /
   depreciation on investments and
   foreign currencies ..........................      7,544,574         (47,577)
                                                    -----------     -----------
Net increase (decrease) in net assets
   resulting from operations....................      9,729,563        (101,461)
                                                    -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..............................       (106,883)       (344,355)
   Service Class ...............................            (26)           (107)
                                                    -----------     -----------
                                                       (106,909)       (344,462)
                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..............................     71,855,881       4,578,957
   Service Class ...............................             --              --
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ..............................        106,883         344,355
   Service Class ...............................             26             107
                                                    -----------     -----------
                                                     71,962,790       4,923,419
                                                    -----------     -----------

Cost of shares repurchased:
   Standard Class ..............................     (6,651,544)     (3,928,107)
   Service Class ...............................             --              --
                                                    -----------     -----------
                                                     (6,651,544)     (3,928,107)
                                                    -----------     -----------

Increase in net assets derived
   from capital share transactions .............     65,311,246         995,312
                                                    -----------     -----------

Net Increase in Net Assets .....................     74,933,900         549,389

NET ASSETS:
Beginning of period ............................     17,017,727      16,468,338
                                                    -----------     -----------
End of period ..................................    $91,951,627     $17,017,727
                                                    ===========     ===========

                          See accompanying notes

                                                                   Global Bond-4

Delaware VIP Trust-Delaware VIP Global Bond Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       Delaware VIP Global Bond Series Standard Class
                                                                                         Year Ended
                                                          12/31/02      12/31/01(1)       12/31/00        12/31/99        12/31/98
                                                          ------------------------------------------------------------------------
Net asset value, beginning of period ...................  $ 9.470          $9.730          $9.730          $10.680        $10.500

Income (loss) from investment operations:
Net investment income(2) ...............................    0.404           0.411           0.534            0.576          0.608
Net realized and unrealized gain (loss)
   on investments and foreign currencies ...............    1.957          (0.464)         (0.453)          (0.950)         0.182
                                                          -------          ------          ------          -------        -------
Total from investment operations .......................    2.361          (0.053)          0.081           (0.374)         0.790
                                                          -------          ------          ------          -------        -------
Less dividends and distributions from:
Net investment income ..................................   (0.061)         (0.207)         (0.081)          (0.514)        (0.600)
Net realized gain on investments .......................        -               -               -           (0.062)        (0.010)
                                                          -------          ------          ------          -------        -------
Total dividends and distributions ......................   (0.061)         (0.207)         (0.081)          (0.576)        (0.610)
                                                          -------          ------          ------          -------        -------

Net asset value, end of period .........................  $11.770          $9.470          $9.730          $ 9.730        $10.680
                                                          =======          ======          ======          =======        =======

Total return(3).........................................   25.09%          (0.48%)          0.86%           (3.60%)         7.82%

Ratios and supplemental data:

Net assets, end of period (000 omitted) ................   91,945          17,012          16,463           20,231         21,711
Ratio of expenses to average net assets ................    0.81%           0.85%           0.85%            0.85%          0.83%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .....    0.81%           1.11%           0.95%            0.85%          0.92%
Ratio of net investment income to average net assets ...    3.76%           4.34%           5.75%            5.64%          5.83%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly ..........................................    3.76%           4.08%           5.65%            5.64%          5.74%
Portfolio turnover .....................................      49%             51%             39%             100%            79%

-------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057, and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                   Global Bond-5

Delaware VIP Global Bond Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      Delaware VIP Global Bond Series Service Class
                                                                          Year             Year          5/1/00(2)
                                                                          Ended            Ended            to
                                                                         12/31/02        12/31/01(1)     12/31/00
                                                                         ----------------------------------------
Net asset value, beginning of period ................................    $ 9.460           $9.730         $9.180

Income (loss) from investment operations:
Net investment income(3) ............................................      0.389            0.397          0.346
Net realized and unrealized gain (loss) on investments and
   foreign currencies ...............................................      1.968           (0.470)         0.204
                                                                         -------           ------         ------
Total from investment operations ....................................      2.357           (0.073)         0.550
                                                                         -------           ------         ------

Less dividends and distributions:
Net investment income ...............................................     (0.047)          (0.197)             -
Net realized gain on investments ....................................          -                -              -
                                                                         -------           ------         ------
Total dividends and distributions ...................................     (0.047)          (0.197)             -
                                                                         -------           ------         ------

Net asset value, end of period ......................................    $11.770           $9.460         $9.730
                                                                         =======           ======         ======

Total return(4) .....................................................     25.04%           (0.70%)         5.99%

Ratios and supplemental data:

Net assets, end of period (000 omitted) .............................         $7               $5             $5
Ratio of expenses to average net assets .............................      0.96%            1.00%          1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..........................      0.96%            1.26%          1.16%
Ratio of net investment income to average net assets ................      3.61%            4.19%          5.65%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly ..................      3.61%            3.93%          5.49%
Portfolio turnover ..................................................        49%              51%            39%

--------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057, and a decrease in the ratio of net investment income to average net assets of 0.61%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                   Global Bond-6

Delaware VIP Trust-Delaware VIP Global Bond Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Global Bond Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

                                                                   Global Bond-7

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,015 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $87. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DIAL has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 1.00% from May 1, 2002 through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing,            Other
    Investment         transfer agent fees,          expenses
    management              accounting                payable
  fee payable to       and other expenses             to DIAL
      DIAL               payable to DSC            and affiliates
  --------------       --------------------        --------------
   $(55,620)                $(4,824)                 $(12,787)

Certain officers of DIAL, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ..........................   $80,969,005
Sales ..............................   $17,597,884

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate              Aggregate
    Cost of           unrealized             unrealized           Net unrealized
  investments        appreciation           depreciation           appreciation
  -----------        ------------           ------------          --------------
  $87,073,569         $5,996,244             $(231,434)             $5,764,810

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                  Year             Year
                                  Ended            Ended
                                 12/31/02         12/31/01
                                 --------         --------
Ordinary income ..............   $106,909         $344,462

                                                                   Global Bond-8

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ............  $84,471,116
Undistributed ordinary income ............    1,797,700
Capital loss carryforwards ...............     (170,373)
Unrealized appreciation of investments
   and foreign currencies ................    5,853,184
                                            -----------
Net assets ...............................  $91,951,627
                                            ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $132,528 expires in 2008 and $37,845 expires in 2009.

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Year              Year
                                                     Ended             Ended
                                                    12/31/02          12/31/01
                                                    --------          --------
Shares sold:
   Standard Class ..............................   6,631,149          482,588
   Service Class ...............................           -                -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ..............................      11,334           37,430
   Service Class ...............................           2               12
                                                   ---------         --------
                                                   6,642,485          520,030
                                                   ---------         --------
Shares repurchased:
   Standard Class ..............................    (630,884)        (414,251)
   Service Class ...............................           -                -
                                                   ---------         --------
                                                    (630,884)        (414,251)
                                                   ---------         --------
Net increase (decrease) ........................   6,011,601         (105,779)
                                                   =========         ========
6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Foreign Exchange Contracts
The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                                                   Global Bond-9

Delaware VIP Global Bond Series
Notes to Financial Statements (continued)

7. Foreign Exchange Contracts (continued)
The following forward foreign currency exchange contracts were outstanding at December 31, 2002:

                                                                          Unrealized Appreciation
Contracts to Receive                  In Exchange for   Settlement Date       (Depreciation)
--------------------                  ---------------   ---------------   -----------------------
1,662,985 Canadian Dollars             $1,052,855          1/8/03                $(199)
755,353 European Monetary Units           790,628          1/8/03                2,039
                                                                                ------
                                                                                $1,840
                                                                                ======

8. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

           (A)                (B)
        Long-Term          Ordinary
      Capital Gains         Income                 Total
      Distributions      Distributions          Distributions
       (Tax Basis)        (Tax Basis)            (Tax Basis)
      -------------      -------------          -------------
            -                 100%                  100%

---------------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                                  Global Bond-10

Delaware VIP Trust-Delaware VIP Global Bond Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Global Bond Series

We have audited the accompanying statement of net assets of Delaware VIP Global Bond Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Global Bond Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                               Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                                  Global Bond-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee             15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Year                   President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                  Global Bond-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years                 Vice President/          107             None
  2005 Market Street                                                      Mergers & Acquisitions
  Philadelphia, PA                                                             3M Corporation
      19103                                                                (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Year    President and Chief Executive Officer  107             None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                                  Global Bond-13

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Growth Opportunities Series

Portfolio Snapshot
   The inability of the economy to snap back as quickly as investors anticipated was one reason the broad stock market declined in 2002. The outlook for equities looked quite favorable at the start of the year. A broad market rally was still in place and the outlook for economic expansion appeared favorable. In fact, economic expansion, as measured by the nation's gross domestic product (GDP) came in at a robust six percent for the first quarter of the new year. The economy failed to follow up on the strength of this expansion, and investor expectations for robust improvement in corporate earnings soured, and the mass selling of stock ensued.

   The fall of 2002 brought with it seeming confirmation of the modest yet ongoing expansion of the economy. Coupled with modestly improving corporate profits, and substantially reduced market values, stocks mounted a late period rally. The upturn in the market, however, could not erase the general price declines, and thus Delaware VIP Growth Opportunities Series (the "Series") returned -24.94% (Standard Class shares with distributions reinvested) for the year ended December 31, 2002. Its benchmark, the Russell Midcap Growth Index, fell more substantially, down -27.41% during the same period.

   We sought to limit our exposure to the beleaguered technology and telecommunications sectors during the year. Since these areas represent roughly a third of our benchmark, we felt this was a prudent strategy given existing structural problems, such as the slow turnaround in capital expenditure. Conversely, we sought outperformance relative to our benchmark by overweighting the portfolio in consumer and financial stocks. This strategy afforded us gains in several equities. Despite these instances of success, few investment managers found shelter from the significant selling pressures that raged through the equity markets for much of the fiscal year. For the market as a whole, and for the Series in particular, a long overdue rally took place during October and November, which may well have created a bottom from which stocks can attempt to gradually regain their strength.

Investment Outlook
   We are optimistic about the outlook for growth stocks in 2003. We believe the economy will continue with its expansion into the new year. In turn, corporate profits should steadily improve, offering the basis for gradually rising stock prices. Although some usual profit taking has occurred in the wake of the recent market rally, we nonetheless contend that many attractively priced stocks exist in the market. We look forward to putting our extensive research capabilities to work in the new year to identify unique opportunities for capital appreciation.

                      Performance of a $10,000 Investment:
                   December 31, 1992 through December 31, 2002

                     Delaware VIP Growth
                    Opportunities Series           Russell Midcap
                   (Standard Class Shares)          Growth Index
                   -----------------------         --------------

Dec. '92                 $10,000                       $10,000
Dec. '93                 $11,156                       $11,118
Dec. '94                 $10,761                       $10,879
Dec. '95                 $13,939                       $14,577
Dec. '96                 $15,954                       $17,124
Dec. '97                 $18,331                       $20,984
Dec. '98                 $21,779                       $24,733
Dec. '99                 $35,487                       $37,418
Dec. '00                 $32,463                       $33,022
Dec. '01                 $27,340                       $26,367
Dec. '02                 $20,522                       $19,140

                                  Delaware VIP
                           Growth Opportunities Series
                          Average Annual Total Returns
                  --------------------------------------------
                          Standard Class       Service Class
                             Shares*             Shares**
          Lifetime            +7.56%              -20.67%
          10 Years            +7.45%                 --
          Five Years          +2.28%                 --
          One Year           -24.94%              -25.09%

                     For the periods ended December 31, 2002

         *Commenced operations on July 12, 1991.
        **Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Growth Opportunities Series Standard Class shares and the Russell Midcap Growth Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Growth Opportunities Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                          Growth Opportunities-1

Delaware VIP Trust-Delaware VIP Growth Opportunities Series
Statement of Net Assets
December 31, 2002

                                                        Number of     Market
                                                        Shares        Value
   COMMON STOCK-99.89%
   Banking & Finance-13.13%
   Countrywide Credit Industries ..................       27,600   $  1,425,540
   Lehman Brothers Holdings .......................       19,000      1,012,510
   Mercantile Bankshares ..........................       44,000      1,697,960
   Moody's Investors Services .....................       25,100      1,036,379
   New York Community Bancorp .....................       41,000      1,184,080
   North Fork Bancorporation ......................       25,100        846,874
   TCF Financial ..................................       41,900      1,830,611
   Zions Bancorporation ...........................       24,900        979,790
                                                                    -----------
                                                                     10,013,744
                                                                    -----------

   Basic Industry/Capital Goods-1.01%
  +Mettler-Toledo International ...................       24,000        769,440
                                                                    -----------
                                                                        769,440
                                                                    -----------

   Buildings & Materials-3.78%
   Centex .........................................       37,400      1,877,480
   Lennar .........................................       19,400      1,001,040
                                                                    -----------
                                                                      2,878,520
                                                                    -----------

   Business Services-5.19%
  +Lamar Advertising ..............................       45,500      1,531,075
   Manpower .......................................       37,900      1,209,010
  +Robert Half International ......................       75,300      1,213,083
                                                                    -----------
                                                                      3,953,168
                                                                    -----------

   Chemicals-1.05%
   Sigma-Aldrich ..................................       16,500        803,550
                                                                    -----------
                                                                        803,550
                                                                    -----------

   Computers & Technology-5.13%
  +DST Systems ....................................       10,700        380,385
  +Fisher Scientific International ................       24,200        727,936
  +Novellus Systems ...............................       30,900        867,672
  +VERITAS Software ...............................       25,050        391,281
  +Xilinx .........................................       75,100      1,547,060
                                                                    -----------
                                                                      3,914,334
                                                                    -----------

   Consumer Products-1.57%
   Mattel .........................................       62,400      1,194,960
                                                                    -----------
                                                                      1,194,960
                                                                    -----------

   Energy-4.17%
  +Cooper Cameron .................................       30,000      1,494,600
   Devon Energy ...................................       16,700        766,530
  +Nabors Industries ..............................       26,100        920,547
                                                                    -----------
                                                                      3,181,677
                                                                    -----------

   Food, Beverage & Tobacco-2.58%
   Darden Restaurants .............................       96,300      1,969,335
                                                                    -----------
                                                                      1,969,335
                                                                    -----------

   Healthcare & Pharmaceuticals-13.72%
  +Accredo Health .................................       29,100      1,025,775
  +AdvancePCS .....................................       36,700        815,107
   Allergan .......................................       30,300      1,745,886
   AmerisourceBergen ..............................       26,200      1,422,922
  +Barr Laboratories ..............................        2,000        130,180

                                                        Number of     Market
                                                        Shares        Value
   COMMON STOCK (continued)
   Healthcare & Pharmaceuticals (continued)
  +Gilead Sciences ................................       22,200    $   754,800
 +*IDEC Pharmaceuticals ...........................       25,900        859,103
  +King Pharmaceuticals ...........................       46,300        795,897
  +MedImmune ......................................       30,800        836,836
  +Millennium Pharmaceuticals .....................       35,600        282,664
  +St. Jude Medical ...............................       26,200      1,040,664
   Teva Pharmaceutical - ADR ......................       19,500        752,895
                                                                     ----------
                                                                     10,462,729
                                                                     ----------

   Insurance-9.24%
   Ambac Financial Group ..........................       18,400      1,034,816
   Fidelity National Financial ....................       62,200      2,042,026
   HCC Insurance Holdings .........................       25,700        632,220
   PartnerRe ......................................       47,000      2,435,540
  +WellChoice .....................................       17,900        428,705
  +Willis Group Holdings ..........................       16,500        473,055
                                                                     ----------
                                                                      7,046,362
                                                                     ----------

   Leisure, Lodging & Entertainment-8.50%
  +Brinker International ..........................       58,300      1,880,175
  +Host Marriott ..................................      124,900      1,105,365
   Marriott International Class A .................       28,500        936,795
  *Royal Caribbean Cruises ........................       86,100      1,437,870
  +Westwood One ...................................       29,900      1,117,064
                                                                     ----------
                                                                      6,477,269
                                                                     ----------

   Retail-14.81%
  +Amazon.com .....................................       37,100        700,819
  +Bed Bath & Beyond ..............................       72,900      2,517,237
  +Dollar Tree Stores .............................       94,950      2,332,922
  +Kohl's .........................................       45,100      2,523,344
  +Staples ........................................       93,200      1,705,560
  +Williams & Sonoma ..............................       55,300      1,501,395
                                                                     ----------
                                                                     11,281,277
                                                                     ----------

   Telecommunications-9.64%
  +Applied Micro Circuits .........................      210,900        778,221
  +Brocade Communications Systems .................       71,200        294,768
  +Ciena ..........................................      174,997        899,485
 +*Emulex ........................................       69,000      1,279,950
  +Intersil Holdings ..............................       60,800        847,552
 +*L-3 Communications .............................       23,300      1,046,403
   Linear Technology ..............................       51,600      1,327,152
  +Network Appliance ..............................       87,400        874,000
                                                                     ----------
                                                                      7,347,531
                                                                     ----------

   Textiles, Apparel & Furniture-4.43%
   Cintas .........................................       39,200      1,793,400
  +Jones Apparel Group ............................       44,700      1,584,168
                                                                     ----------
                                                                      3,377,568
                                                                     ----------

   Transportation-1.94%
 +*Ryanair Holdings ADR ...........................       37,800      1,480,248
                                                                     ----------
                                                                      1,480,248
                                                                     ----------

   Total Common Stock
     (cost $77,295,149) ...........................                  76,151,712
                                                                     ----------

                                                          Growth Opportunities-2

Delaware VIP Growth Opportunities Series
Statement of Net Assets (continued)

                                                       Principal       Market
                                                       Amount          Value
REPURCHASE AGREEMENTS-0.96%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized by
   $316,920 U.S. Treasury Bills due
   6/19/03, market value $315,206) ................     $308,950       $308,950
With J.P. Morgan Securities 1.03%
   1/2/03 (dated 12/31/02, collateralized
   by $114,010 U.S. Treasury Notes
   2.875% due 6/30/04, market
   value $116,541) ................................      114,100        114,100

                                                       Principal       Market
                                                       Amount          Value
REPURCHASE AGREEMENTS (continued)
With UBS Warburg 1.10%
   1/2/03 (dated 12/31/02, collateralized
   by $ 310,860 U.S. Treasury Notes
   3.875% due 6/30/03, market
   value $315,155) ................................     $308,950       $308,950
                                                                       --------
Total Repurchase Agreements
   (cost $732,000) ................................                     732,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES-100.85% (cost $78,027,149) ......................................................     76,883,712

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-6.66% (cost &5,078,525)++ ........................      5,078,525

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(6.66%)++ .....................................................     (5,078,525)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.85%) ..........................................................       (644,585)
                                                                                                                     ------------
NET ASSETS APPLICABLE TO 7,586,870 SHARES OUTSTANDING-100.00% ....................................................   $ 76,239,127
                                                                                                                     ============
NET ASSET VALUE-DELAWARE VIP GROWTH OPPORTUNITIES SERIES STANDARD CLASS ($60,963,894 / 6,061,550 shares) .........         $10.06
                                                                                                                           ======
NET ASSET VALUE-DELAWARE VIP GROWTH OPPORTUNITIES SERIES SERVICE CLASS ($15,275,233 / 1,525,320 shares) ..........         $10.01
                                                                                                                           ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par)....................................................   $114,884,824
Accumulated net realized loss on investments .....................................................................    (37,502,260)
Net unrealized depreciation of investments .......................................................................     (1,143,437)
                                                                                                                     ------------
Total net assets .................................................................................................   $ 76,239,127
                                                                                                                     ============

----------
  +Non-income producing security for the year ended December 31, 2002. ++See Note #7 in "Notes to Financial Statements".
  *Fully or partially on loan.

   ADR-American Depositary Receipts

                             See accompanying notes

                                                          Growth Opportunities-3

Delaware VIP Trust-
Delaware VIP Growth Opportunities Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ...................................................     $    580,437
Interest ....................................................          115,601
Security lending income .....................................           27,725
                                                                  ------------
                                                                       723,763
                                                                  ------------

EXPENSES:
Management fees .............................................          821,878
Accounting and administration expenses ......................           48,321
Distribution expense - Service Class ........................           33,658
Professional fees ...........................................           15,032
Custodian fees ..............................................           12,366
Dividend disbursing and transfer agent fees
   and expenses .............................................           11,859
Reports and statements to shareholders ......................            9,600
Trustees' fees ..............................................            5,050
Registration fees ...........................................              600
Other .......................................................           38,005
                                                                  ------------
                                                                       996,369
Less expenses paid indirectly ...............................           (3,010)
                                                                  ------------
Total expenses ..............................................          993,359
                                                                  ------------

NET INVESTMENT LOSS .........................................         (269,596)
                                                                  ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ............................      (16,808,666)
Net change in unrealized appreciation / depreciation
   of investments ...........................................      (16,064,284)
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...........................................      (32,872,950)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................     $(33,142,546)
                                                                  ============

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Growth Opportunities Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                      12/31/02       12/31/01
                                                    ------------   ------------
DECREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ..............................   $  (269,596)     $(138,277)
Net realized loss on investments .................   (16,808,666)   (19,916,068)
Net change in unrealized appreciation /
   depreciation of investments ...................   (16,064,284)   (14,243,987)
                                                    ------------   ------------
Net decrease in net assets
   resulting from operations .....................   (33,142,546)   (34,298,332)
                                                    ------------   ------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net realized gain on investments:
   Standard Class ................................             -    (33,514,750)
   Service Class .................................             -     (6,742,377)
Return of Capital:
   Standard Class ................................   (11,778,054)             -
   Service Class .................................    (3,103,956)             -
                                                    ------------   ------------
                                                     (14,882,010)   (40,257,127)
                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ................................       327,050      4,893,748
   Service Class .................................     3,455,773     39,418,561
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ................................    11,778,054     33,514,750
   Service Class .................................     3,103,956      6,742,377
                                                    ------------   ------------
                                                      18,664,833     84,569,436
                                                    ------------   ------------

Cost of shares repurchased:
   Standard Class ................................   (30,630,017)   (38,348,021)
   Service Class .................................    (9,190,445)   (34,375,706)
                                                    ------------   ------------
                                                     (39,820,462)   (72,723,727)
                                                    ------------   ------------

Increase (decrease) in net assets derived
   from capital share transactions ...............   (21,155,629)    11,845,709
                                                    ------------   ------------

NET DECREASE IN NET ASSETS .......................   (69,180,185)   (62,709,750)

NET ASSETS:
Beginning of period ..............................   145,419,312    208,129,062
                                                    ------------   ------------
End of period ....................................  $ 76,239,127   $145,419,312
                                                    ============   ============

                             See accompanying notes

                                                          Growth Opportunities-4

Delaware VIP Trust-Delaware VIP Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Delaware VIP Growth Opportunities Series Standard Class
                                                                                               Year Ended
                                                                      12/31/02     12/31/01     12/31/00      12/31/99     12/31/98
                                                                     --------------------------------------------------------------
Net asset value, beginning of period ............................    $ 15.010     $ 23.990     $ 28.550       $ 18.550     $ 17.270

Income (loss) from investment operations:
Net investment loss(1) ..........................................      (0.025)      (0.010)      (0.106)        (0.055)      (0.026)
Net realized and unrealized gain (loss) on investments ..........      (3.351)      (4.209)      (1.459)        11.055        2.901
                                                                     --------     --------     --------       --------     --------
Total from investment operations ................................      (3.376)      (4.219)      (1.565)        11.000        2.875
                                                                     --------     --------     --------       --------     --------

Less dividends and distributions from:
Net realized gain on investments ................................           -       (4.761)      (2.995)        (1.000)      (1.595)
Return of capital ...............................................      (1.574)           -            -              -            -
                                                                     --------     --------     --------       --------     --------
Total dividends and distributions ...............................      (1.574)      (4.761)      (2.995)        (1.000)      (1.595)
                                                                     --------     --------     --------       --------     --------

Net asset value, end of period ..................................    $ 10.060     $ 15.010     $ 23.990       $ 28.550     $ 18.550
                                                                     ========     ========     ========       ========     ========

Total return(2) .................................................     (24.94%)     (15.78%)      (8.52%)        62.94%       18.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................    $ 60,964     $117,527     $180,008       $216,062     $130,548
Ratio of expenses to average net assets .........................       0.87%        0.85%        0.84%          0.82%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ......................       0.87%        0.87%        0.84%          0.82%        0.86%
Ratio of net investment loss to average net assets ..............      (0.21%)      (0.06%)      (0.36%)        (0.27%)      (0.16%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly .....      (0.21%)      (0.08%)      (0.36%)        (0.27%)      (0.22%)
Portfolio turnover ..............................................         88%         117%         128%           132%         142%

----------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes





                                                          Growth Opportunities-5

Delaware VIP Growth Opportunities Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                             Delaware VIP Growth Opportunities Series Service Class
                                                                                 Year                Year              5/1/00(1)
                                                                                 Ended               Ended                 to
                                                                                12/31/02            12/31/01            12/31/00
                                                                               -------------------------------------------------
Net asset value, beginning of period ........................................  $  14.970            $ 23.980            $ 28.020

Loss from investment operations:
Net investment loss(2) ......................................................     (0.043)             (0.033)             (0.087)
Net realized and unrealized loss on investments .............................     (3.343)             (4.216)             (3.953)
                                                                               ---------            --------            --------
Total from investment operations ............................................     (3.386)             (4.249)             (4.040)
                                                                               ---------            --------            --------

Less dividends and distributions from:
Net realized gain on investments ............................................          -              (4.761)                  -
Return of capital ...........................................................     (1.574)                  -                   -
                                                                               ---------            --------            --------
Total dividends and distributions ...........................................     (1.574)             (4.761)                  -
                                                                               ---------            --------            --------

Net asset value, end of period ..............................................  $  10.010            $ 14.970            $ 23.980
                                                                               =========            ========            ========

Total return(3) .............................................................    (25.09%)            (15.94%)            (14.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................................  $  15,275            $ 27,893            $ 28,122
Ratio of expenses to average net assets .....................................      1.02%               1.00%               0.99%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..................................      1.02%               1.02%               0.99%
Ratio of net investment loss to average net assets ..........................     (0.36%)             (0.21%)             (0.47%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly ..................................     (0.36%)             (0.23%)             (0.47%)
Portfolio turnover ..........................................................        88%                117%                128%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                          Growth Opportunities-6

Delaware VIP Trust-Delaware VIP Growth Opportunities Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Growth Opportunities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,650 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002, were approximately $360. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 0.90% from May 1, 2002 through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

                                                          Growth Opportunities-7

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                         Dividend disbursing,
      Investment         transfer agent fees,
      management             accounting             Other expenses
    fee payable to       and other expenses         payable to DMC
         DMC               payable to DSC           and affiliates
    --------------       --------------------       --------------
      $(50,895)              $(4,480)                 $(18,456)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ..............................  $ 93,127,212
Sales ..................................  $122,737,202

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate          Aggregate
        Cost of        unrealized         unrealized         Net unrealized
      investments     appreciation       depreciation         depreciation
      -----------     ------------       ------------        --------------
      $80,890,005      $8,852,773        $(12,859,066)        $(4,006,293)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                               Year                 Year
                                               Ended                Ended
                                              12/31/02             12/31/01
                                            -----------          -----------
Return of capital .......................   $14,882,010                   --
Long-term capital gain ..................            --           40,257,127
                                            -----------          -----------
Total ...................................   $14,882,010          $40,257,127
                                            ===========          ===========

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ................  $114,884,824
Capital loss carryforwards ...................   (33,002,782)
Post-October losses ..........................    (1,636,622)
Unrealized depreciation of investments .......    (4,006,293)
                                                ------------
Net assets ...................................  $ 76,239,127
                                                ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $33,002,782 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                          Growth Opportunities-8

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Year            Year
                                                       Ended           Ended
                                                      12/31/02        12/31/01
                                                    ----------       ---------
Shares sold:
   Standard Class                                       24,408         268,982
   Service Class                                       263,973       2,316,204

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class                                      897,718       2,435,665
   Service Class                                       237,305         490,712
                                                    ----------       ---------
                                                     1,423,404       5,511,563
                                                    ----------       ---------

Shares repurchased:
   Standard Class                                   (2,692,483)     (2,375,700)
   Service Class                                      (839,283)     (2,116,362)
                                                    ----------       ---------
                                                    (3,531,766)     (4,492,062)
                                                    ----------       ---------
Net increase (decrease)                             (2,108,362)      1,019,501
                                                    ==========       =========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $4,987,200.

The securities on loan were collateralized by the following:

Description                                                     Market Value
-----------                                                     ------------
Morgan Stanley Dean Witter 1.60% 1/16/03                         $  233,594
Toyota Motor Credit 1.43% 2/20/03                                   467,188
Wachovia Bank 1.5325% 5/8/03                                        233,594
Morgan Stanley Dean Witter 1.9025% 2/2/04                            93,437
Canadian Imperial Bank NY 1.4098% 10/9/03                            46,697
Natexis Banques Populaires NY 1.4698% 10/15/03                       93,391
GE Life and Annuity 1.46% 3/31/03                                   280,313
Aegon NV 1.4979% 3/18/03                                            467,097
MBNA Master Credit Card 1.4601% 3/15/04                              93,519
Racers Series 2002-35-C 1.7221% 4/15/04                             232,231
Sigma Finance 1.3502% 1/15/03                                       187,021
MBNA 1998-A A 1.4345% 3/17/03                                        93,460
Grampian Funding LLC 1.3847% 2/12/03                                 83,807
Mont Blanc 1.4028% 1/22/03                                           46,626
Merrill Lynch Mortgage Capital 1.4525% 1/6/03                       233,594
Racers Series 1999-35-MM 1.57% 9/16/03                              280,313
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03                     1,912,643
                                                                 ----------
                                                                 $5,078,525
                                                                 ==========

                                                          Growth Opportunities-9

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

8. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of small-and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

         (A)                (B)
      Long-Term           Return
    Capital Gains           of                   Total               (C)
    Distributions         Capital            Distributions        Qualifying
    (Tax Basis)         (Tax Basis)           (Tax Basis)        Dividends(1)
   --------------       -----------          -------------       ------------
         --                100%                  100%                --
----------
(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.










                                                         Growth Opportunities-10

Delaware VIP Trust-Delaware VIP Growth Opportunities Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust - Delaware VIP Growth Opportunities Series

We have audited the accompanying statement of net assets of Delaware VIP Growth Opportunities Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Growth Opportunities Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                        Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                                                         Growth Opportunities-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich               Trustee             15 Years              Board Chairman -           107             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                 Trustee            24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                    Trustee             2 Year                   President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr                Trustee             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                   Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of            Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund    Directorships
  Address                      Held with          Length of Time               During           Complex Overseen       Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison               Trustee             9 Years                 President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans               Trustee             4 Years              Vice President/              107             None
  2005 Market Street                                                    Mergers & Acquisitions
  Philadelphia, PA                                                           3M Corporation
      19103                                                             (January 2003 - Present)


                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll         Executive Vice          2 Year    President and Chief Executive Officer    107             None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in          107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR HIGH YIELD

Delaware VIP Trust-Delaware VIP High Yield Series

Portfolio Snapshot
   The market for lower-grade corporate bonds started the year facing many challenges. In 2001, default rates within this market sector hit an all-time high of 10.5% (Source: Moody's Investor Services), a condition brought on by the bursted bubbles in technology and telecommunications. These sectors issued a fair amount of high-yielding bonds. Cautiousness continued in 2002, as investors sought to avoid the linkage this asset class has with the status of the economy and corporate profitability. The bonds that investors favored tended to be of a very high credit quality, continuing the ongoing "flight to quality" trend.

   The high-yield bond sector benefited from the generally improving outlook for the economy as a whole and for corporate profitability in particular towards the close of the year. Despite the bullishness, Delaware VIP High Yield Series (the "Series") returned +1.84% (Standard Class shares with distributions reinvested). Its benchmark, the Salomon Smith Barney High Yield Cash Pay Index, was down -6.42% for the same time span.

Investment Outlook
   We believe the economic recovery is well in place and that the improving corporate earnings outlook that we envision for 2003 should benefit high-yielding corporate bonds. Another favorable trend is the improving credit environment. Moody's reported that the default rate for this asset class declined in October for the eighth time in 10 months and we contend that the default rate should continue to improve moving forward. As a final note, we believe our emphasis on stringent in-house research might well reward investors moving forward.

Performance of a $10,000 Investment:
December 31, 1992 through
December 31, 2002

                  Salomon Smith Barney High       Delaware VIP High Yield Series
                    Yield Cash Pay Index            (Standard Class Shares)
                  ----------------------------    ------------------------------
Dec. '92                  $10,000                          $10,000
Dec. '93                  $11,636                          $11,732
Dec. '94                  $11,302                          $11,586
Dec. '95                  $13,054                          $13,833
Dec. '96                  $14,723                          $15,435
Dec. '97                  $16,731                          $17,470
Dec. '98                  $16,383                          $18,100
Dec. '99                  $15,949                          $18,413
Dec. '00                  $13,391                          $17,368
Dec. '01                  $12,842                          $18,563
Dec. '02                  $13,078                          $18,457

                     Delaware VIP High Yield Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime               +5.10%                -5.01%
10 Years               +2.72%                   --
Five Years             -4.81%                   --
One Year               +1.84%                +1.65%

       For the periods ended December 31, 2002

 * Commenced operations on May 2, 1996.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP High Yield Series Standard Class shares and the Salomon Smith Barney High Yield Cash Pay Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney High Yield Cash Pay Index measures the performance of U.S. high-yield corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP High Yield Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                    High Yield-1

Delaware VIP Trust-Delaware VIP High Yield Series
Statement of Net Assets
December 31, 2002

                                                    Principal        Market
                                                      Amount         Value

  ASSET-BACKED SECURITIES-0.15%
  Morgan Stanley Dean Witter
     2001-NC3N N 12.75% 10/25/31 ..............     $   90,227     $   92,032
                                                                   ----------
  Total Asset-Backed Securities
    (cost $90,227) ............................                        92,032
                                                                   ----------
  COLLATERALIZED MORTGAGE
     OBLIGATIONS-1.47%
  Citicorp Mortgage Securities
     2001-14 B3 6.298% 9/25/31 ................        155,000        155,024
  Credit Suisse First Boston Mortgage
     Securities 2001-CK1 J
     5.863% 12/16/35 ..........................        550,000        484,605
  Master Asset Securitization Trust
     2001-3 B4 6.018% 1/25/32 .................         75,000         70,166
  Washington Mutual Mortgage
     Securities Corporation 2001-8
     CB4 6.711% 8/25/31........................        209,368        198,349
                                                                   ----------
  Total Collateralized Mortgage
     Obligations (cost $759,038) ..............                       908,144
                                                                   ----------

  CORPORATE BONDS-86.79%
  Aerospace & Defense-0.73%
**K & F Industries 144A
     9.625% 12/15/10 ..........................        250,000        255,625
  Sequa 9.00% 8/1/09 ..........................        200,000        193,000
                                                                   ----------
                                                                      448,625
                                                                   ----------
  Automobiles & Automotive Parts-1.84%
  Asbury Automotive Group
     9.00% 6/15/12 ............................        150,000        131,250
  Collins & Aikman 10.75% 12/31/11 ............        450,000        430,875
  CSK Auto 12.00% 6/15/06 .....................        430,000        462,250
++Neff 10.25% 6/1/08 ..........................        270,000         72,900
++Venture Holdings Trust 12.00% 6/1/09 ........        790,000         35,550
                                                                   ----------
                                                                    1,132,825
                                                                   ----------
  Banking & Finance-0.74%
  Finova Group 7.50% 11/15/09 .................        475,000        166,250
  Sovereign Bancorp 10.50% 11/15/06 ...........        260,000        290,550
                                                                   ----------
                                                                      456,800
                                                                   ----------
  Building & Materials-1.25%
  Building Materials 7.75% 7/15/05 ............        315,000        263,025
  Foster Wheeler 6.75% 11/15/05 ...............        835,000        506,219
                                                                   ----------
                                                                      769,244
                                                                   ----------
  Cable, Media & Publishing - 9.96%
  Charter Communications
     10.75% 10/1/09 ...........................      2,125,000        972,187
  CSC Holdings 8.125% 7/15/09 .................        675,000        652,219
  Echostar Dbs 9.25% 2/1/06 ...................        625,000        656,250
 *Insight Communications
     12.25% 2/15/11 ...........................      1,300,000        723,124
  Insight Midwest 10.50% 11/1/10 ..............        150,000        146,625
  Lodgenet Entertainment
     10.25% 12/15/06 ..........................        595,000        574,175
  Mediacom Llc 9.50% 1/15/13 ..................        525,000        475,125
  PanAmSat 8.50% 2/1/12 .......................        650,000        624,000

                                                       Principal        Market
                                                         Amount         Value

  CORPORATE BONDS (continued)
  Cable, Media & Publishing (continued)
  Rogers Cablesystems
    10.00% 3/15/05 ...............................    $  425,000      $  439,875
  USA Networks 6.75% 11/15/05 ....................       160,000         167,663
  Von Hoffman 10.25% 3/15/09 .....................       325,000         305,500
  WRC Media 12.75% 11/15/09 ......................       325,000         320,125
  XM Satellite Radio
    14.00% 3/15/10 ...............................       125,000          85,625
                                                                      ----------
                                                                       6,142,493
                                                                      ----------
  Chemicals-5.53%
  FMC 10.25% 11/1/09 .............................       300,000         325,500
  Huntsman Chemical
    10.125% 7/1/09 ...............................       695,000         580,325
  IMC Global
    6.55% 1/15/05 ................................       150,000         144,083
    7.625% 11/1/05 ...............................       450,000         432,329
  Lyondell Chemical 9.50% 12/15/08 ...............       625,000         584,375
  MacDermid 9.125% 7/15/11 .......................       375,000         402,188
  Solutia
    6.72% 10/15/37 ...............................       375,000         283,594
    11.25% 7/15/09 ...............................       775,000         655,844
                                                                      ----------
                                                                       3,408,238
                                                                      ----------
  Computers & Technology-1.99%
  Asat Finance 12.50% 11/1/06 ....................       341,250         257,644
  ChipPAC International
    12.75% 8/1/09 ................................       175,000         184,625
**Sanmina 144A 10.375% 1/15/10 ...................       525,000         532,875
**Seagate Technology 144A
    8.00% 5/15/09 ................................       240,000         249,600
                                                                      ----------
                                                                       1,224,744
                                                                      ----------
  Consumer Products-3.59%
  American Greetings
    11.75% 7/15/08 ...............................       525,000         577,500
**Levi Strauss 144A 12.25% 12/15/12 ..............       415,000         408,775
  Remington Arms 9.50% 12/1/03 ...................       440,000         435,600
  Salton 12.25% 4/15/08 ..........................       600,000         594,750
  Sealy Mattress 10.875% 12/15/07 ................       200,000         195,000
                                                                      ----------
                                                                       2,211,625
                                                                      ----------
  Energy-6.39%
  Denbury Resources 9.00% 3/1/08 .................       400,000         415,500
  El Paso 7.00% 5/15/11 ..........................       200,000         136,229
**El Paso Partners 144A
    10.625% 12/1/12 ..............................       320,000         328,800
**Hanover Equipment Trust 2001
    144A 8.50% 9/1/08 ............................       315,000         308,700
  Ocean Rig Norway 10.25% 6/1/08 .................       550,000         497,750
  Tennessee Gas Pipeline
    8.375% 6/15/32 ...............................       525,000         458,102
  Transcontinental Gas Pipeline
    8.875% 7/15/12 ...............................       415,000         417,075
**Tyumen Oil 144A 11.00% 11/6/07 .................       250,000         258,438
  Westport Resource 8.25% 11/1/11 ................       200,000         211,000
  Williams Companies
    6.625% 11/15/04 ..............................       200,000         150,000

                                                                    High Yield-2

Delaware VIP High Yield Series
Statement of Net Assets (continued)

                                                       Principal        Market
                                                         Amount         Value

   CORPORATE BONDS (continued)
   Energy (continued)
 **Williams Gas Pipeline 144A
     7.375% 11/15/06 .........................         $  650,000     $  627,249
   Williams Series A 7.50% 1/15/31 ...........            200,000        126,000
                                                                      ----------
                                                                       3,934,843
                                                                      ----------
   Environmental Services-1.77%
   Allied Waste North America
     8.875% 4/1/08 ...........................            275,000        280,500
   IESI 10.25% 6/15/12 .......................            600,000        582,000
   Synagro Technologies 9.50% 4/1/09 .........            215,000        225,213
                                                                      ----------
                                                                       1,087,713
                                                                      ----------
   Food, Beverage & Tobacco-3.15%
   B&G Foods 9.625% 8/1/07 .......................        345,000        356,644
   Delhaize America 8.125% 4/15/11 ...............        100,000         96,893
   DiGiorgio 10.00% 6/15/07 ......................        350,000        345,625
   Fleming Companies 10.125% 4/1/08 ..............        525,000        454,124
   Ingles Markets 8.875% 12/1/11 .................        300,000        279,000
   National Wine & Spirits
     10.125% 1/15/09 .............................        405,000        409,050
                                                                      ----------
                                                                       1,941,336
                                                                      ----------
   Healthcare & Pharmaceuticals-1.72%
   aaiPharma 11.00% 4/1/10 .......................        300,000        301,500
   Concentra Operating 13.00% 8/15/09 ............        325,000        329,875
   Extendicare Health Services
     9.35% 12/15/07 ..............................        175,000        146,125
   Healthsouth 6.875% 6/15/05 ....................        325,000        281,125
                                                                      ----------
                                                                       1,058,625
                                                                      ----------
   Home Builders-2.05%
   Beazer Homes USA 8.625% 5/15/11 ...............        175,000        181,125
   D.R. Horton 9.75% 9/15/10 .....................        425,000        437,750
 **Tech Olympic USA 144A
     10.375% 7/1/12 ..............................        675,000        641,250
                                                                      ----------
                                                                       1,260,125
                                                                      ----------
   Industrial-1.44%
 **Brickman 144A 11.75% 12/15/09 .................        200,000        210,000
   National Waterworks 10.50% 12/1/12 ............        325,000        340,844
 **Rexnord Corporate 144A
     10.125% 12/15/12 ............................        325,000        334,750
                                                                      ----------
                                                                         885,594
                                                                      ----------
   Insurance-1.19%
   Fairfax Financial Holdings
     7.75% 12/15/03 ..............................        620,000        596,847
 **Zurich Capital Trust 144A
     8.376% 6/1/37 ...............................        150,000        138,486
                                                                      ----------
                                                                         735,333
                                                                      ----------
   Leisure, Lodging & Entertainment-7.91%
   Alliance Gaming 10.00% 8/1/07 .................        125,000        131,250
 **Boyd Gaming 144A 7.75% 12/15/12 ...............        175,000        172,156
   Capstar Hotel 8.75% 8/15/07 ...................        225,000        151,875
   Cinemark 9.625% 8/1/08 ........................        175,000        175,875
   Circus & Eldorado Joint Venture
     10.125% 3/1/12 ..............................        425,000        420,750
   Extended Stay America 9.875% 6/15/11 ..........        325,000        331,500
   Hilton Hotels 7.625% 12/1/12 ..................        325,000        328,768

                                                        Principal        Market
                                                          Amount         Value

  CORPORATE BONDS (continued)
  Leisure, Lodging & Entertainment (continued)
  Intrawest 10.50% 2/1/10 ..........................    $  300,000    $  316,500
  Mandalay Resorts 9.375% 2/15/10 ..................       525,000       566,999
  Meristar Hospitality Operating
    Partnership 10.50% 6/15/09 .....................       425,000       389,938
  Park Place Entertainment
    9.375% 2/15/07 .................................       250,000       267,500
  Penn National Gaming
    11.125% 3/1/08 .................................       575,000       632,499
  Premier Parks 9.75% 6/15/07 ......................       525,000       511,875
  Regal Cinemas 9.375% 2/1/12 ......................       135,000       144,450
**Turning Stone 144A 9.125% 12/15/10 ...............       325,000       333,938
                                                                      ----------
                                                                       4,875,873
                                                                      ----------
  Metals & Mining-1.94%
  Great Central Minnesota
    8.875% 4/1/08 ..................................       295,000       295,000
  Jorgensen Earle 9.75% 6/1/12 .....................       250,000       255,625
  Oregon Steel Mills 10.00% 7/15/09 ................       630,000       642,600
                                                                      ----------
                                                                       1,193,225
                                                                      ----------
  Packaging & Containers-2.96%
  AEP Industries 9.875% 11/15/07 ...................       425,000       410,124
**Bway 144A 10.00% 10/15/10 ........................       325,000       338,813
  Graphic Packaging 8.625% 2/15/12 .................       295,000       311,963
  Portola Packaging 10.75% 10/1/05 .................       390,000       395,850
  Radnor Series B 10.00% 12/1/03 ...................       430,000       367,650
                                                                      ----------
                                                                       1,824,400
                                                                      ----------
  Paper & Forest Products-2.88%
  Ainsworth Lumber
    12.50% 7/15/07 .................................       500,000       522,500
    13.875% 7/15/07 ................................       165,000       177,375
  Fort James 6.625% 9/15/04 ........................       125,000       121,875
  Georgia Pacific 9.50% 5/15/22 ....................       575,000       511,750
**MDP Acquistions 144A
    9.625% 10/1/12 .................................       425,000       444,125
                                                                      ----------
                                                                       1,777,625
                                                                      ----------
  Publishing-2.48%
**Dex Media East 144A
    12.125% 11/15/12 ...............................       575,000       639,688
**RH Donnelley Finance 144A
    10.875% 12/15/12 ...............................       525,000       574,875
  Vertis 10.875% 6/15/09 ...........................       300,000       313,500
                                                                      ----------
                                                                       1,528,063
                                                                      ----------
  Real Estate-1.31%
  Senior Housing Properties Trust
    8.625% 1/15/12 .................................       400,000       396,000
  Tanger Properties 9.125% 2/15/08 .................       400,000       410,226
                                                                      ----------
                                                                         806,226
                                                                      ----------
  Restaurants-2.25%
  Advantica Restaurant 12.75% 9/30/07 ..............       560,000       529,757
  Avado Brands 9.75% 6/1/06 ........................       300,000        97,500
  CKE Restaurants 9.125% 5/1/09 ....................       650,000       575,250
  Perkins Family Restaurants
    10.125% 12/15/07 ...............................       210,000       183,750
                                                                      ----------
                                                                       1,386,257
                                                                      ----------

                                                                    High Yield-3

Delaware VIP High Yield Series
Statement of Net Assets (continued)

                                                       Principal        Market
                                                         Amount         Value

    CORPORATE BONDS (continued)
    Retail-3.56%
    J Crew 13.125% 10/15/08 ....................      $  415,000      $  226,175
    J Crew Operating 10.375% 10/15/07 ..........         540,000         456,300
++**KMart 144A 9.875% 6/15/08 ..................         685,000         102,750
    Office Depot 10.00% 7/15/08 ................         625,000         715,625
    Petco Animal Supplies 10.75% 11/1/11 .......         450,000         497,813
    Saks 7.25% 12/1/04 .........................         190,000         191,900
                                                                      ----------
                                                                       2,190,563
                                                                      ----------
    Telecommunications-8.97%
    Alamosa Delaware 12.50% 2/1/11 .............         250,000          76,250
   *Alamosa Holding 12.875% 2/15/10 ............         575,000         106,375
   *Allegiance Telecom 11.75% 2/15/08 ..........         390,000          78,000
    AT&T Wireless
       7.875% 3/1/11 ...........................         225,000         226,529
       8.125% 5/1/12 ...........................         625,000         629,343
    Cincinnati Bell Telephone
       6.30% 12/1/28 ...........................         725,000         525,477
    Crown Castle 10.75% 8/1/11 .................         475,000         418,000
    Crown Castle International
       10.625% 11/15/07 ........................         325,000         294,125
  **Insight Midwest 144A 9.75% 10/1/09 .........         375,000         358,125
    Level 3 Communications
       9.125% 5/1/08 ...........................         250,000         161,250
    Nextel Communications
       9.375% 11/15/09 .........................         100,000          91,000
      *9.95% 2/15/08 ...........................         200,000         184,000
       10.65% 9/15/07 ..........................         320,000         307,200
   *Nextel Partners 14.00% 2/1/09 ..............         825,000         622,875
    Qwest 7.20% 11/1/04 ........................         215,000         205,325
  **Qwest 144A 8.875% 3/15/12 ..................         325,000         316,875
    Qwest Capital Funding 7.25% 2/15/11 ........         380,000         245,100
   *SBA Communications 12.00% 3/1/08 ...........         200,000         107,000
    Time Warner Telecommunications
       9.75% 7/15/08 ...........................         675,000         381,375
   *Ubiquitel 14.00% 4/15/10 ...................       1,055,000          68,575
  ++WorldCom 7.50% 5/15/11 .....................         550,000         132,000
                                                                      ----------
                                                                       5,534,799
                                                                      ----------
    Transportation & Shipping-2.34%
    CP Ships Limited 10.375% 7/15/12 ...........         375,000         395,625
    Hornbeck Offshore Services
       10.625% 8/1/08 ..........................         450,000         477,000
    Stena AB 9.625% 12/1/12 ....................         325,000         337,188
    Teekay Shipping 8.875% 7/15/11 .............         225,000         232,031
                                                                      ----------
                                                                       1,441,844
                                                                      ----------
    Utilities-6.85%
    AES 9.375% 9/15/10 .........................         100,000          60,500
    Avista 9.75% 6/1/08 ........................         675,000         667,391
    Calpine 10.50% 5/15/06 .....................         775,000         368,125
    Calpine Canada Energy Finance
       8.50% 5/1/08 ............................         600,000         264,000
    Consumers Energy 6.20% 5/1/08 ..............         310,000         307,302
  **Illinois Power 144A 11.50% .................         525,000         509,250
    12/15/10
    Midland Funding II 11.75% 7/23/05 ..........         205,000         209,201
    Mirant Americas Generation
       7.625% 5/1/06 ...........................         200,000         106,000
       8.30% 5/1/11 ............................         200,000          96,000

                                                     Principal         Market
                                                       Amount          Value

  CORPORATE BONDS (continued)
  Utilities (continued)
**Nevada Power 144A
     10.875% 10/15/09 ........................      $   200,000      $   203,000
**Northern State Power 144A
     8.00% 8/28/12 ...........................          275,000          312,283
  Orion Power Holdings 12.00% 5/1/10 .........          275,000          199,375
  Public Service Company of Colorado
     6.00% 4/15/03 ...........................           55,000           55,277
**Public Service Company of Colorado
     144A 7.875% 10/1/12 .....................          350,000          391,381
**Transcontinental Gas Place 144A
     6.125% 1/15/05 ..........................          200,000          192,000
  Xcel Energy 7.00% 12/1/10 ..................          325,000          281,125
                                                                      ----------
                                                                       4,222,210
                                                                      ----------
  Total Corporate Bonds
      (cost $54,736,425) .....................                        53,479,248
                                                                      ----------

  FOREIGN BONDS-4.91%
  Brazil-1.10%
  Federal Republic of Brazil
     2.625% 4/15/12 ..........................        1,050,000          571,202
  Government of Brazil Series C
     8.00% 4/15/14 ...........................          153,926          101,469
                                                                      ----------
                                                                         672,671
                                                                      ----------
  Colombia-0.67%
  Republic of Colombia 10.75% 1/15/13 ........          400,000          415,000
                                                                      ----------
                                                                         415,000
                                                                      ----------
  Ecuador-0.91%
  Republic of Ecuador
  *6.00% 8/15/30 .............................          500,000          203,055
  *6.00% 8/15/30 .............................          860,000          359,050
                                                                      ----------
                                                                         562,105
                                                                      ----------
  Panama-0.46%
  Panama 9.375% 1/16/23 ......................          275,000          283,938
                                                                      ----------
                                                                         283,938
                                                                      ----------
  Turkey-0.81%
  Republic of Turkey 11.875% 1/15/30 .........          475,000          499,938
                                                                      ----------
                                                                         499,938
                                                                      ----------
  Venezuela-0.96%
  Venezuela 9.25% 9/15/27 ....................          865,000          590,363
                                                                      ----------
                                                                         590,363
                                                                      ----------
  Total Foreign Bonds
       (cost $3,050,004) .....................                         3,024,015
                                                                      ----------

                                                       Number of
                                                        Shares

  COMMON STOCK-0.03%
  Telecommunications-0.03%
 +NII Holdings ...............................            1,485           17,447
                                                                      ----------
  Total Common Stock
       (cost $8,167) .........................                            17,447
                                                                      ----------

                                                                    High Yield-4

Delaware VIP High Yield Series
Statement of Net Assets (continued)

                                                        Number of       Market
                                                          Shares        Value

 PREFERRED STOCKS-0.72%
 Cable, Media & Publishing-0.72%
 CSC Holdings 11.75% .........................            4,650       $  443,618
                                                                      ----------
   Total Preferred Stocks
     (cost $396,752)                                                     443,618
                                                                      ----------
 WARRANTS-0.00%
+Horizon PCS .................................            1,050               52
+Solutia .....................................              850                9
                                                                      ----------
 Total Warrants
     (cost $144,354)                                                          61
                                                                      ----------

                                                       Principal         Market
                                                        Amount           Value

REPURCHASE AGREEMENTS-2.23%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized
   by $595,000 U.S. Treasury Bills
   due 6/19/03, market value $591,658) .......          $580,000        $580,000
With J.P. Morgan Securities
   1.03% 1/2/03 (dated 12/31/02,
   collateralized by $214,000
   U.S. Treasury Notes 2.875% due
   6/30/04, market value $218,753) ...........           214,000         214,000
With UBS Warburg 1.10% 1/2/03
   (dated 12/31/02, collateralized by
   $584,000 U.S. Treasury Notes
   3.875% due 6/30/03, market
   value $591,561) ...........................           580,000         580,000
                                                                      ----------
Total Repurchase Agreements
   (cost $1,374,000)                                                   1,374,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES-96.30% (cost $60,558,967) ...................................................    59,338,565

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-3.70% ........................................................     2,279,755
                                                                                                                 -----------
NET ASSETS APPLICABLE TO 12,879,112 SHARES OUTSTANDING-100.00% ...............................................   $61,618,320
                                                                                                                 ===========
NET ASSET VALUE-DELAWARE VIP HIGH YIELD SERIES STANDARD CLASS ($48,088,884 / 10,049,888 shares) ..............         $4.79
                                                                                                                       =====
NET ASSET VALUE-DELAWARE VIP HIGH YIELD SERIES SERVICE CLASS ($13,529,436 / 2,829,224 shares) ................         $4.78
                                                                                                                       =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...............................................  $117,942,066
Undistributed net investment income ..........................................................................     5,824,064
Accumulated net realized loss on investments .................................................................   (60,927,408)
Net unrealized depreciation of investments....................................................................    (1,220,402)
                                                                                                                 -----------
Total net assets .............................................................................................   $61,618,320
                                                                                                                 ===========

---------------
 +Non-income producing security for the year ended December 31, 2002.
 *Step coupon bond. The interest rate shown is the step-up rate.
**Security exempt from registration under rule 144A of the Securities Act of
  1933. See note #7 in "Notes to Financial Statements".
++Non-income producing security. Security is currently in default.

PIK - Pay-in-kind

                             See accompanying notes

                                                                    High Yield-5

Delaware VIP Trust-
Delaware VIP High Yield Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest .....................................................      $ 6,561,564
Dividends ....................................................          101,276
                                                                    -----------
                                                                      6,662,840
                                                                    -----------
EXPENSES:
Management fees ..............................................          368,976
Accounting and administration expenses .......................           25,140
Distribution expenses-Service Class ..........................           13,071
Custodian fees ...............................................           11,704
Professional fees ............................................            8,750
Reports and statements to shareholders .......................            8,688
Dividend disbursing and transfer agent fees
   and expenses ..............................................            5,784
Trustees' fees ...............................................            2,650
Registration fees ............................................            1,750
Other ........................................................           14,835
                                                                    -----------
                                                                        461,348
Less expenses paid indirectly ................................           (3,795)
                                                                    -----------
Total expenses ...............................................          457,553
                                                                    -----------

NET INVESTMENT INCOME ........................................        6,205,287
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments .............................       (5,199,110)
Net change in unrealized appreciation / depreciation
   of investments ............................................           60,975
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ............................................       (5,138,135)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................      $ 1,067,152
                                                                    ===========

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP High Yield Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                    12/31/02         12/31/01
                                                    --------         --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ......................     $  6,205,287      $  6,244,358
Net realized loss on investments ...........       (5,199,110)      (15,807,761)
Net change in unrealized appreciation /
   depreciation of investments .............           60,975         6,954,960
                                                 ------------      ------------
Net increase (decrease) in net assets
   resulting from operations................        1,067,152        (2,608,443)
                                                 ------------      ------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..........................       (5,152,255)       (5,269,940)
   Service Class ...........................         (755,343)         (201,791)
                                                 ------------      ------------
                                                   (5,907,598)       (5,471,731)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:
   Standard Class ..........................       22,263,252        12,378,096
   Service Class ...........................       13,549,301         6,222,152
Netasset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ..........................        5,152,254         5,267,003
   Service Class ...........................          755,343           201,791
                                                 ------------      ------------
                                                   41,720,150        24,069,042
                                                 ------------      ------------

Cost of shares repurchased:
   Standard Class ..........................      (26,350,080)      (17,911,014)
   Service Class ...........................       (6,085,155)       (1,194,701)
                                                 ------------      ------------
                                                  (32,435,235)      (19,105,715)
                                                 ------------      ------------

Increase in net assets derived from
   capital share transactions...............        9,284,915         4,963,327
                                                 ------------      ------------

NET INCREASE (DECREASE) IN
   NET ASSETS ..............................        4,444,469        (3,116,847)

NET ASSETS:
Beginning of period ........................       57,173,851        60,290,698
                                                 ------------      ------------
End of period ..............................     $ 61,618,320      $ 57,173,851
                                                 ============      ============

                          See accompanying notes

                                                                    High Yield-6

Delaware VIP Trust-Delaware VIP High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP  High Yield Series Standard Class
                                                                                         Year Ended
                                                                12/31/02    12/31/01(1)   12/31/00        12/31/99     12/31/98
                                                                ---------------------------------------------------------------
Net asset value, beginning of period .........................   $5.220       $6.000       $7.420          $8.460       $9.510

Income (loss) from investment operations:
Net investment income(2) .....................................    0.517        0.586        0.722           0.781        0.906
Net realized and unrealized loss on investments ..............   (0.413)      (0.821)      (1.896)         (0.987)      (1.048)
                                                                 ------       ------       ------          ------       ------
Total from investment operations .............................    0.104       (0.235)      (1.174)         (0.206)      (0.142)
                                                                 ------       ------       ------          ------       ------
Less dividends and distributions from:
Net investment income ........................................   (0.534)      (0.545)      (0.246)         (0.784)      (0.905)
Net realized gain on investments .............................        -            -            -          (0.050)      (0.003)
                                                                 ------       ------       ------          ------       ------
Total dividends and distributions ............................   (0.534)      (0.545)      (0.246)         (0.834)      (0.908)
                                                                 ------       ------       ------          ------       ------

Net asset value, end of period ...............................   $4.790       $5.220       $6.000          $7.420       $8.460
                                                                 ======       ======       ======          ======       ======

Total return(3) ..............................................    1.84%       (4.10%)     (16.26%)         (2.64%)      (1.83%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......................  $48,089      $51,459      $59,441        $102,633     $120,708
Ratio of expenses to average net assets ......................    0.78%        0.79%        0.77%           0.72%        0.70%
Ratio of net investment income to average net assets .........   10.96%       10.82%       10.80%           9.75%        9.85%
Portfolio turnover ...........................................     587%         557%         226%            110%          86%

-----------------
(1) As required, effective January 1, 2001, Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007 and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                    High Yield-7

Delaware VIP High Yield Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                             Delaware VIP High Yield Series Service Class
                                                               Year            Year            5/1/00(2)
                                                               Ended           Ended              to
                                                             12/31/02       12/31/01(1)        12/31/00
                                                             --------       -----------        --------
Net asset value, beginning of period ......................    $5.220         $6.000            $6.690

Income (loss) from investment operations:
Net investment income(3) ..................................     0.510          0.578             0.474
Net realized and unrealized loss on investments ...........    (0.424)        (0.818)           (1.164)
                                                               ------         ------            ------
Total from investment operations ..........................     0.086         (0.240)           (0.690)
                                                               ------         ------            ------
Less dividends and distributions from:
Net investment income .....................................    (0.526)        (0.540)                -
Net realized gain on investments ..........................         -              -                 -
                                                               ------         ------            ------
Total dividends and distributions .........................    (0.526)        (0.540)                -
                                                               ------         ------            ------

Net asset value, end of period ............................    $4.780         $5.220            $6.000
                                                               ======         ======            ======

Total return(4) ...........................................     1.65%         (4.38%)          (10.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $13,529         $5,715              $850
Ratio of expenses to average net assets ...................     0.93%          0.94%             0.93%
Ratio of net investment income to average net assets ......    10.81%         10.67%            11.00%
Portfolio turnover ........................................      587%           557%              226%

----------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007 and an increase in the ratio of net investment income to average net assets of 0.13%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information. 4Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                    High Yield-8

Delaware VIP Trust-Delaware VIP High Yield Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP High Yield Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,362 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002, were approximately $2,433. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                                    High Yield-9

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by the Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing,          Other
  Investment           transfer agent fees,         expenses
  management             accounting fees             payable
fee payable to         and other expenses            to DMC
    DMC                  payable to DSC           and affiliates
--------------         --------------------       --------------
  $(8,883)                  $(2,391)                $(13,915)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .........................   $318,017,028
Sales .............................   $309,099,015

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                   Aggregate               Aggregate
 Cost of           unrealized              unrealized           Net unrealized
investments       appreciation            depreciation           depreciation
-----------       ------------            ------------          --------------
$61,208,005        $2,333,468             $(4,202,908)           $(1,869,440)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                            Year         Year
                                            Ended        Ended
                                          12/31/02      12/31/01
                                          --------      --------
Ordinary income ......................   $5,907,598    $5,471,731

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest .............  $117,942,066
Undistributed ordinary income .............     5,824,064
Capital loss carryforwards ................   (60,095,313)
Post-October losses .......................      (182,635)
Unrealized depreciation of investments ....    (1,869,862)
                                             ------------
Net assets ................................  $ 61,618,320
                                             ============

                                                                   High Yield-10

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $13,033,766 expires in 2007, $24,445,622 expires in 2008, $18,082,790 expires in 2009 and $4,533,135 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                   Year               Year
                                                   Ended              Ended
                                                  12/31/02           12/31/01
                                                  --------           --------
Shares sold:
   Standard Class ............................   4,787,904           2,256,598
   Service Class .............................   2,884,504           1,145,201

Shares issued upon reinvestment of
   dividends and distributions:
   Standard Class ............................   1,080,138             968,739
   Service Class .............................     158,022              37,026
                                                ----------          ----------
                                                 8,910,568           4,407,564
                                                ----------          ----------
Shares repurchased:
   Standard Class ............................  (5,667,880)         (3,276,082)
   Service Class .............................  (1,307,993)           (229,091)
                                                ----------          ----------
                                                (6,975,873)         (3,505,173)
                                                ----------          ----------
Net increase .................................   1,934,695             902,391
                                                ==========          ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

     (A)              (B)
 Long-Term          Ordinary
Capital Gains        Income                 Total                   (C)
Distributions     Distributions          Distributions           Qualifying
(Tax Basis)        (Tax Basis)            (Tax Basis)            Dividends(1)
-------------     -------------          -------------           ------------
      -               100%                  100%                     6%

---------------
(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   High Yield-11

Delaware VIP Trust-Delaware VIP High Yield Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP High Yield Series

We have audited the accompanying statement of net assets of Delaware VIP High Yield Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP High Yield Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                              Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                                   High Yield-12

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee              24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                     Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee               2 Year                   President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                   High Yield-13

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation
                                                                            Vice President/
  Janet L. Yeomans               Trustee             4 Years             Mergers & Acquisitions         107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                      (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Year    President and Chief Executive Officer  107             None
   2005 Market Street         President and                           of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


                                                                   High Yield-14

FOR INTERNATIONAL DIVERSIFICATION

Delaware VIP Trust-Delaware VIP International Value Equity Series

Portfolio Snapshot
   The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index, the benchmark for Delaware VIP International Value Equity Series (the "Series"), fell -15.66% during the 12-month period, in our opinion, due primarily to the selling pressure which negatively impacted many stocks during 2002. Delaware VIP International Value Equity Series returned -10.40% (Standard Class shares with distributions reinvested), which bettered the MSCI EAFE Index by over 5%. We believe that as recessionary forces subsided in the later stages of 2001, investor expectations turned to a more dynamic growth pattern that failed to materialize in the current year. Thus, stocks were sold as the outlook for corporate earnings deteriorated.

   Added strains to the international stock arena came with concerns for the prospects of economic expansion in the euro zone, given difficulties faced by Germany, its largest member, in attempting to administer a more fiscally-responsible government. Japan continues to suffer from a deflationary spiral and a banking sector that remains overburdened by bad loans. Fortunately, measures were recently announced seeking to improve these areas.

   Our value discipline focuses on identifying well-run companies with strong cashflows that are trading at attractive prices. We carry out this style of portfolio management with the use of a dividend discount model that seeks to isolate value in terms of both current and future real growth rates of a corporation's dividends. Further to our analysis, we carry out extensive worldwide fundamental research, with an emphasis on company visits.

   For the autumnal period, a more promising outlook for the economy evolved. The recovery seemed to have fended off concerns about its strength and investor expectations appeared to favor continued expansion into 2003. Despite general weakness in stocks around the globe, some major markets did prosper during the year.

   During the period, we retained an underweighting in Japanese stocks while seeking opportunities in the Australian/New Zealand markets. We were underweighted throughout the year in technology and telecommunications issues while seeking outperformance with overweightings in the materials, energy, and utilities sectors.

Investment Outlook
   Going forward, we will continue striving for competitive long-term returns relative to our benchmark through an emphasis on quality stock selection. Given the year's turbulent market, we ask investors to share in our long-term belief that a diversified portfolio of international stocks acquired with our stringent value-approach is a meaningful way to seek attractive returns with a measure of protection from price volatility. Furthermore, U.S. investors can seek unique opportunities presented by the overvaluation of their currency. We believe very attractive valuations are to be found internationally, especially with Australia and a number of continental European nations, markets to which we maintain overweighted positions. Our time-tested management style will remain unchanged and we look forward to identifying attractively valued stocks for inclusion within the portfolio.

Performance of a $10,000 Investment:
December 31, 1992 through
December 31, 2002


                                                 Delaware VIP International
                                                     Value Equity Series
                  MSCI EAFE Index                 (Standard Class Shares)
           ----------------------------   ------------------------------------
Dec. '92            $10,000                              $10,000
Dec. '93            $13,295                              $11,597
Dec. '94            $14,367                              $11,896
Dec. '95            $16,026                              $13,558
Dec. '96            $17,046                              $16,273
Dec. '97            $17,397                              $17,348
Dec. '98            $20,934                              $19,140
Dec. '99            $26,649                              $22,155
Dec. '00            $22,928                              $22,272
Dec. '01            $18,065                              $19,415
Dec. '02            $15,236                              $17,396

                          Delaware VIP International
                             Value Equity Series
                        Average Annual Total Returns
                   ------------------------------------
                    Standard Class       Service Class
                       Shares*              Shares**
        Lifetime       +5.62%               -6.62%
        10 Years       +5.69%                  --
        Five Years     +0.05%                  --
        One Year      -10.40%              -10.54%

         For the periods ended December 31, 2002

 *Commenced operations on October 29, 1992.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP International Value Equity Series Standard Class shares for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index tracks the performance of stocks in Europe, Australasia and Far East markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP International Value Equity Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                    International Value Equity-1

Delaware VIP Trust-Delaware VIP International Value Equity Series
Statement of Net Assets***
December 31, 2002


                                                    Number          Market
                                                   of Shares        Value
                                                                   (U.S. $)
 COMMON STOCK-98.69%
 Australia-13.37%
 Amcor ........................................     762,605      $ 3,645,800
 Coles Myer ...................................     377,974        1,340,874
 CSR ..........................................     454,797        1,618,528
 Foster' s Group ..............................   1,701,145        4,310,617
 National Australia Bank ......................     240,731        4,303,891
 Orica ........................................     207,057        1,224,235
 Telstra ......................................   1,028,003        2,552,810
                                                                 -----------
                                                                  18,996,755
                                                                 -----------
 Belgium-1.36%
 Electrabel ...................................       7,933        1,927,212
                                                                 -----------
                                                                   1,927,212
                                                                 -----------
 Finland-1.24%
*Upm-Kymmene ..................................      54,779        1,759,044
                                                                 -----------
                                                                   1,759,044
                                                                 -----------
 France-8.84%
*Alcatel ......................................     129,007          565,888
 Compagnie de Saint-Gobain ....................      96,350        2,827,027
 Societe Generale .............................      81,329        4,736,739
 Total Fina Elf ...............................      31,028        4,431,523
                                                                 -----------
                                                                  12,561,177
                                                                 -----------
 Germany-5.28%
*Bayer ........................................     126,935        2,664,112
 Bayerische Hypo-und Vereinsbank ..............     152,215        2,364,069
 RWE ..........................................      96,430        2,479,244
                                                                 -----------
                                                                   7,507,425
                                                                 -----------
 Hong Kong-4.30%
 Hong Kong Electric ...........................     616,000        2,330,236
+Jardine Matheson Holdings ....................     268,222        1,676,388
 Wharf Holdings ...............................   1,116,285        2,104,213
                                                                 -----------
                                                                   6,110,837
                                                                 -----------
 Italy-2.44%
*Banca Intesa .................................   1,645,750        3,471,371
                                                                 -----------
                                                                   3,471,371
                                                                 -----------
 Japan-13.57%
*Canon ........................................     153,000        5,763,125
*Eisai ........................................     122,800        2,757,748
 Hitachi ......................................     538,000        2,062,779
 Kinki Coca-Cola Bottling .....................      57,000          322,297
 Matsushita Electric Industrial ...............     244,000        2,405,663
 Millea Holdings ..............................         199        1,432,089
 Murata Manufacturing .........................      78,000        3,056,375
*West Japan Railway ...........................         418        1,482,919
                                                                 -----------
                                                                  19,282,995
                                                                 -----------

                                                    Number          Market
                                                   of Shares        Value
                                                                  (U.S. $)

 COMMON STOCK (continued)
 Netherlands-7.57%
 ING Groep ....................................     152,969      $ 2,590,884
 Reed Elsevier ................................     248,767        3,041,303
 Royal Dutch Petroleum ........................     115,742        5,095,233
+Univar .......................................       5,728           35,465
                                                                 -----------
                                                                  10,762,885
                                                                 -----------
 New Zealand-2.11%
 Carter Holt Harvey ...........................     426,365          390,268
*Telecom Corporation of New Zealand ...........   1,098,074        2,601,795
                                                                 -----------
                                                                   2,992,063
                                                                 -----------
 Republic of Korea-1.50%
 POSCO ADR ....................................      86,471        2,138,428
                                                                 -----------
                                                                   2,138,428
                                                                 -----------
 Singapore-1.17%
 Overseas Chinese Banking .....................     298,000        1,657,942
                                                                 -----------
                                                                   1,657,942
                                                                 -----------
 South Africa-2.24%
 Sanlam .......................................   1,421,714        1,259,254
 Sasol ........................................     157,276        1,924,594
                                                                 -----------
                                                                   3,183,848
                                                                 -----------
 Spain-7.17%
 Banco Santander Central
    Hispanoamericano ..........................     412,636        2,831,952
*Endesa .......................................      29,352          343,442
*Iberdrola ....................................     211,640        2,964,968
+Telefonica ...................................     452,337        4,049,042
                                                                 -----------
                                                                  10,189,404
                                                                 -----------
 United Kingdom-26.53%
 BG Group .....................................     912,827        3,923,726
 Boots ........................................     508,011        4,772,136
 Brambles Industries ..........................     706,767        1,715,270
+British Airways ..............................     889,471        1,929,565
 Cable & Wireless .............................     529,700          379,480
 GKN ..........................................     482,000        1,559,703
 GlaxoSmithKline ..............................     258,792        4,966,220
 GUS ..........................................     484,572        4,466,144
 HBOS .........................................     395,638        4,152,833
 Lloyds TSB Group .............................     451,882        3,240,945
 Rio Tinto ....................................     154,696        3,085,669
 Six Continents ...............................     436,619        3,518,079
                                                                 -----------
                                                                  37,709,770
                                                                 -----------
 Total Common Stock
    (cost $ 165,559,016) ......................                  140,251,156
                                                                 -----------

                                                    International Value Equity-2

Delaware VIP International Value Equity Series
Statement of Net Assets*** (continued)

                                              Principal           Market
                                                Amount            Value
                                                                 (U.S. $)
REPURCHASE AGREEMENTS-0.60%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized
   by $371,000 U.S. Treasury Bills
   due 6/19/03, market value $369,463) .....  $ 362,000         $ 362,000
With J.P. Morgan Securities
   1.03% 1/2/03 (dated 12/31/02,
   collateralized by $134,000
   U.S. Treasury Notes 2.875%
   due 6/30/04, market value $136,601) .....    134,000           134,000


                                              Principal           Market
                                                Amount            Value

With UBS Warburg 1.10%
   1/2/03 (dated 12/31/02, collateralized
   by $364,000 U.S. Treasury Notes
   3.875% due 6/30/03, market
   value $369,403) .........................    362,000           362,000
                                                                ---------
Total Repurchase Agreements
   (cost $858,000) .........................                      858,000
                                                                ---------

TOTAL MARKET VALUE OF SECURITIES-99.29% (cost $166,417,016) ........................................................    141,109,156

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-8.48% (cost $12,047,224)++ .........................     12,047,224

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(8.48%)++ .......................................................    (12,047,224)

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.71% ..............................................................      1,009,749
                                                                                                                       ------------
NET ASSETS APPLICABLE TO 12,299,530 SHARES OUTSTANDING-100.00% .....................................................   $142,118,905
                                                                                                                       ============
NET ASSET VALUE-DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES STANDARD CLASS ($142,064,811 / 12,294,848 shares) ...         $11.55
                                                                                                                             ======
NET ASSET VALUE-DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES SERVICE CLASS ($54,094 / 4,682 shares) ..............         $11.55
                                                                                                                             ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization - no par) ...................................................   $163,500,981
Undistributed net investment income** ..............................................................................      3,518,227
Accumulated net realized gain on investments .......................................................................        403,652
Net unrealized depreciation of investments and foreign currencies ..................................................    (25,303,955)
                                                                                                                       ------------
Total net assets ...................................................................................................   $142,118,905
                                                                                                                       ============

-------------
  +Non- income producing security for the year ended December 31, 2002.
 ++See Note #8 in Notes to the Financial Statements.
  *Fully or partially on loan.
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #10 to the Financial Statements.

   ADR - American Depositary Receipts

                             See accompanying notes

                                                    International Value Equity-3

Delaware VIP Trust-
Delaware VIP International Value Equity Series
Statement of Operations
Year Ended December 31, 2002


INVESTMENT INCOME:
Dividends .................................................        $  5,587,978
Interest ..................................................              37,708
Security lending income ...................................             113,099
Foreign tax withheld ......................................            (557,641)
                                                                   ------------
                                                                      5,181,144
                                                                   ------------
EXPENSES:
Management fees ...........................................           1,481,033
Custodian fees ............................................             117,431
Accounting and administration expenses ....................              76,443
Professional fees .........................................              23,400
Dividend disbursing and transfer agent fees
   and expenses ...........................................              17,425
Reports and statements to shareholders ....................              17,307
Trustees' fees ............................................               7,540
Distribution expense - Service Class ......................                  53
Other .....................................................              47,018
                                                                   ------------
                                                                      1,787,650
Less expenses absorbed or waived ..........................             (70,106)
Less expenses paid indirectly .............................              (4,420)
                                                                   ------------
Total expenses ............................................           1,713,124
                                                                   ------------

NET INVESTMENT INCOME .....................................           3,468,020
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments ...............................................             778,432
Foreign currencies ........................................              55,885
                                                                   ------------
Net realized gain .........................................             834,317
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies ..................         (21,645,927)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES .....................         (20,811,610)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................        $(17,343,590)
                                                                   ============
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP International Value Equity Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                   12/31/02         12/31/01
                                                   --------         --------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ......................     $  3,468,020      $  4,031,729
Net realized gain on investments and
   foreign currencies ......................          834,317         9,819,444
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ......................      (21,645,927)      (43,464,146)
                                                 ------------      ------------
Net decrease in net assets resulting
   from operations .........................      (17,343,590)      (29,612,973)
                                                 ------------      ------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..........................       (3,851,460)       (5,923,579)
   Service Class ...........................             (305)             (125)
Net realized gain on investments:
   Standard Class ..........................      (10,360,969)      (17,757,120)
   Service Class ...........................             (888)             (389)
                                                 ------------      ------------
                                                  (14,213,622)      (23,681,213)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..........................       66,928,065       401,925,432
   Service Class ...........................           51,573             7,955
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ..........................       14,212,429        23,680,699
   Service Class ...........................            1,193               514
                                                 ------------      ------------
                                                   81,193,260       425,614,600
                                                 ------------      ------------
Cost of shares repurchased:
   Standard Class ..........................      (99,007,046)     (450,999,565)
   Service Class ...........................           (1,904)           (1,879)
                                                 ------------      ------------
                                                  (99,008,950)     (451,001,444)
                                                 ------------      ------------
Decrease in net assets derived from
   capital share transactions ..............      (17,815,690)      (25,386,844)
                                                 ------------      ------------

NET DECREASE IN NET ASSETS .................      (49,372,902)      (78,681,030)

NET ASSETS:
Beginning of period ........................      191,491,807       270,172,837
                                                 ------------      ------------
End of period ..............................     $142,118,905      $191,491,807
                                                 ============      ============
     See accompanying notes

                                                    International Value Equity-4

Delaware VIP Trust-Delaware VIP International Value Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                   Delaware VIP International Value Equity Series Standard Class
                                                                                             Year Ended
                                                                   12/31/02     12/31/01      12/31/00     12/31/99       12/31/98
                                                                   ---------------------------------------------------------------
Net asset value, beginning of period ...........................   $13.900      $17.940       $18.630       $16.480        $15.520

Income (loss) from investment operations:
Net investment income(1) .......................................     0.254        0.277         0.387         0.371          0.386
Net realized and unrealized gain (loss)
   on investments and foreign currencies .......................    (1.556)      (2.578)       (0.340)        2.161          1.169
                                                                   -------      -------       -------       -------        -------
Total from investment operations ...............................    (1.302)      (2.301)        0.047         2.532          1.555
                                                                   -------      -------       -------       -------        -------

Less dividends and distributions from:
Net investment income ..........................................    (0.284)      (0.435)       (0.405)       (0.356)        (0.595)
Net realized gain on investments ...............................    (0.764)      (1.304)       (0.332)       (0.026)             -
                                                                   -------      -------       -------       -------        -------
Total dividends and distributions ..............................    (1.048)      (1.739)       (0.737)       (0.382)        (0.595)
                                                                   -------      -------       -------       -------        -------

Net asset value, end of period .................................   $11.550      $13.900       $17.940       $18.630        $16.480
                                                                   =======      =======       =======       =======        =======

   Total return(2) .............................................   (10.40%)     (12.83%)        0.53%        15.76%         10.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ........................  $142,065     $191,481      $270,167      $304,060       $243,536
Ratio of expenses to average net assets ........................     0.98%        0.95%         0.95%         0.92%          0.87%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .............     1.02%        1.01%         1.02%         0.94%          0.88%
Ratio of net investment income to average net assets ...........     1.99%        1.84%         2.24%         2.16%          2.41%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses
   paid indirectly .............................................     1.95%        1.78%         2.17%         2.14%          2.40%
Portfolio turnover .............................................       13%          11%            9%            9%             5%

----------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                    International Value Equity-5

Delaware VIP International Value Equity Series
Financial Highlights (continued)


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Delaware VIP International Value Equity Series Service Class
                                                                               Year            Year         5/1/00(1)
                                                                              Ended            Ended           to
                                                                             12/31/02        12/31/01       12/31/00
                                                                             ---------------------------------------
Net asset value, beginning of period .............................            $13.900        $17.930        $16.780

Income (loss) from investment operations:
Net investment income(2) .........................................              0.236          0.255          0.270
Net realized and unrealized gain (loss) on investments and
   foreign currencies ............................................             (1.559)        (2.561)         0.880
                                                                              -------        -------        -------
Total from investment operations .................................             (1.323)        (2.306)         1.150
                                                                              -------        -------        -------

Less dividends and distributions from:
Net investment income ............................................             (0.263)        (0.420)             -
Net realized gain on investments .................................             (0.764)        (1.304)             -
                                                                              -------        -------        -------
Total dividends and distributions ................................             (1.027)        (1.724)             -
                                                                              -------        -------        -------

Net asset value, end of period ...................................            $11.550        $13.900        $17.930
                                                                              =======        =======        =======

Total return(3) ..................................................            (10.54%)       (12.88%)         6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........................                $54            $11             $5
Ratio of expenses to average net assets ..........................              1.13%          1.10%          1.09%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .......................              1.17%          1.16%          1.17%
Ratio of net investment income to average net assets .............              1.84%          1.69%          2.34%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly ...............              1.80%          1.63%          2.26%
Portfolio turnover ...............................................                13%            11%             9%

--------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                    International Value Equity-6

Delaware VIP Trust - Delaware VIP International Value Equity Series Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

                                                    International Value Equity-7

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,182 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $238. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DIAL has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.95% of average daily net assets of the Series through April 30, 2002 and 1.00% from May 1, 2002 through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing,            Other
  Investment           transfer agent fees,          expenses
  management               accounting                 payable
fee payable to         and other expenses             to DIAL
    DIAL                 payable to DSC            and affiliates
--------------         --------------------        --------------
  $(5,436)                  $(5,939)                  $(30,253)

Certain officers of DIAL, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ..........................   $21,347,358
Sales ..............................   $46,664,793

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                    Aggregate              Aggregate
  Cost of          unrealized              unrealized           Net unrealized
investments       appreciation            depreciation           depreciation
-----------       ------------            ------------          --------------
$167,794,233       $15,382,229            $(42,067,306)          $(26,685,077)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                            Year                  Year
                                           Ended                 Ended
                                          12/31/02              12/31/01
                                          --------              --------
Ordinary income ....................    $  3,936,366         $  6,318,619
Long-term capital gain .............      10,277,256           17,362,594
                                        ------------         ------------
Total ..............................    $ 14,213,622         $ 23,681,213
                                        ============         ============

                                                    International Value Equity-8

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ...............   $ 163,500,981
Undistributed ordinary income ...............       3,580,363
Undistributed long-term capital gain ........       3,472,296
Post-October losses .........................      (1,691,427)
Post-October currency losses ................         (62,136)
Unrealized depreciation of investments
   and foreign currencies ...................     (26,681,172)
                                                -------------
Net assets ..................................   $ 142,118,905
                                                =============

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Year            Year
                                                       Ended           Ended
                                                      12/31/02        12/31/01
                                                      --------        --------
Shares sold:
   Standard Class ...........................         5,051,203      27,631,886
   Service Class  ...........................             3,994             559
Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class............................         1,061,421       1,702,422
   Service Class ............................                89              37
                                                     ----------     -----------
                                                      6,116,707      29,334,904
                                                     ----------     -----------
Shares repurchased:
   Standard Class............................        (7,588,979)    (30,622,090)
   Service Class ............................              (156)           (139)
                                                     ----------     -----------
                                                     (7,589,135)    (30,622,229)
                                                     ----------     -----------
Net decrease.................................        (1,472,428)     (1,287,325)
                                                     ==========     ===========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2002.

                                                    International Value Equity-9

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

8. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 105% of the market value of the securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $11,443,439.

The securities on loan were collateralized by the following:

Description                                                   Market Value
-----------                                                   ------------
Morgan Stanley Dean Witter 1.60% 1/16/03 ................      $   554,129
Toyota Motor Credit 1.43% 2/20/03 .......................        1,108,258
Wachovia Bank 1.5325% 5/8/03 ............................          554,129
Morgan Stanley Dean Witter 1.9025% 2/2/04 ...............          221,652
Canadian Imperial Bank NY 1.4098% 10/9/03 ...............          110,773
Natexis Banques Populaires NY 1.4698% 10/15/03 ..........          221,541
GE Life and Annuity 1.46% 3/31/03 .......................          664,955
Aegon NV 1.4979% 3/18/03 ................................        1,108,043
MBNA Master Credit Card 1.4601% 3/15/04 .................          221,844
Racers Series 2002-35-C 1.7221% 4/15/04 .................          550,897
Sigma Finance 1.3502% 1/15/03 ...........................          443,650
MBNA 1998-A A 1.4345% 3/17/03 ...........................          221,705
Grampian Funding LLC 1.3847% 2/12/03 ....................          198,806
Mont Blanc 1.4028% 1/22/03 ..............................          110,606
Merrill Lynch Mortgage Capital 1.4525% 1/6/03 ...........          554,129
Racers Series 1999-35-MM 1.57% 9/16/03 ..................          664,955
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03 ...........        4,537,152
                                                               -----------
                                                               $12,047,224
                                                               ===========

9. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                                                   International Value Equity-10

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

10. Industry Allocation
As of December 31, 2002, the Series' investment securities classified by type of business were as follows:


Industry                                               Percentage of net assets
--------                                               ------------------------
Airlines ...........................................             1.36%
Automobiles & Components ...........................             1.10%
Banking & Finance ..................................            18.83%
Building & Materials ...............................             3.13%
Chemicals ..........................................             4.09%
Commercial Services & Supplies .....................             1.21%
Consumer Durables ..................................             1.69%
Diversified Financials .............................             4.48%
Electronics & Electrical Equipment .................             7.66%
Energy .............................................             9.47%
Food & Beverage ....................................             3.26%
Food & Drug Retailing ..............................             4.30%
Hotels, Restaurants & Leisure ......................             2.48%
Insurance ..........................................             1.89%
Media ..............................................             2.14%
Metal & Mining .....................................             3.68%
Packaging & Containers .............................             2.57%
Paper & Forest Products ............................             1.51%
Pharmaceuticals ....................................             5.43%
Retail .............................................             3.17%
Telecommunications .................................             7.14%
Transportation .....................................             1.04%
Utilities ..........................................             7.06%
                                                                -----
                                                                98.69%
                                                                =====

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:


                    (A)                 (B)
                Long-Term            Ordinary
              Capital Gains           Income                 Total
              Distributions        Distributions          Distributions
               (Tax Basis)          (Tax Basis)            (Tax Basis)
              -------------        -------------          -------------
                   72%                  28%                    100%

----------------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                   International Value Equity-11

Delaware VIP Trust-Delaware VIP International Value Equity Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP International Value Equity Series

We have audited the accompanying statement of net assets of Delaware VIP International Value Equity Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP International Value Equity Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003




                                                   International Value Equity-12

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                President -                89(4)        Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                             Principal             Number of            Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund    Directorships
  Address                      Held with          Length of Time               During           Complex Overseen       Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee               9 Years                President/Chief            107      Director - Valmont
 2005 Market Street                                                          Executive Officer -                   Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years   Vice President/Mergers & Acquisitions -  107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                      (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll           Executive Vice          2 Years    President and Chief Executive Officer  107             None
   2005 Market Street          President and                             of Delaware Investments(1)
    Philadelphia, PA              Head of                                (January 2003 - Present)
       19103                    Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in           107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in          107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


                                                   International Value Equity-14

FOR INCOME

Delaware VIP Trust-Delaware VIP Large Cap Value Series
(formerly Growth and Income Series)

Portfolio Snapshot
   2002 represented a trying year for most equity investors, as the downside pressure on stocks seemed to include most market sectors. The selling forces evolved from a consensus that the economic revival would likely not evolve on par with the performance of prior post-recessionary periods. With slower economic growth came the expectations for a greater resistance to escalating corporate profits. In turn, equities were sold off, and this wave of pessimistic behavior carried through the spring and summer months.

   Only when stock prices were beaten down and the economy had proven its resilience for expansion time and again, did investors feel a reentrance into the market was warranted. A short market rally occurred through much of October and November, although a round of profit taking has since occurred.

   For the 12-month period, Delaware VIP Large Cap Value Series (the "Series") returned -18.68% (Standard Class shares with distributions reinvested). Its benchmark, the Standard & Poor's (S&P) 500 Index, declined -22.09% during the same period. We principally kept individual stock selections focused on industry leading, older-economy type stocks, given their ability to provide competitive returns in a declining market.

Investment Outlook
   Moving forward, we are quite optimistic of the outlook for both the economy and the stock market. We envision the five consecutive quarters of GDP growth to date will carry forward into 2003. This force should continue to allow corporate profits to rise, and thus we hold that escalating stock prices may well be in the markets future. We add that the current environment, as marked by very low interest rates and modest expectations for future inflation, should bode well for the Series as we will reassess our selections for a hopeful market upswing. We look forward to applying our substantial research capabilities in seeking out and acquiring attractively valued stocks for the portfolio.

                      Performance of a $10,000 Investment:
                   December 31, 1992 through December 31, 2002

                                                Delaware VIP Large Cap
                                                      Value Series
                      S&P 500 Index             (Standard Class Shares)
                      -------------             -----------------------
Dec. '92                 $10,000                       $10,000
Dec. '93                 $11,007                       $11,545
Dec. '94                 $11,153                       $11,522
Dec. '95                 $15,345                       $15,683
Dec. '96                 $18,867                       $18,933
Dec. '97                 $25,162                       $24,802
Dec. '98                 $32,352                       $27,616
Dec. '99                 $39,163                       $26,793
Dec. '00                 $35,597                       $29,828
Dec. '01                 $31,367                       $28,669
Dec. '02                 $24,438                       $23,314


                       Delaware VIP Large Cap Value Series
                          Average Annual Total Returns
                       -----------------------------------
                    Standard Class        Service Class
                       Shares*               Shares**
Lifetime              +8.13%                 -3.30%
10 Years              +8.83%                    --
Five Years            -1.23%                    --
One Year             -18.68%                -18.81%

                     For the periods ended December 31, 2002

  *Commenced operations on July 28, 1988.
 **Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Large Cap Value Series Standard Class shares and the S&P 500 Index for the 10-year period from December 31, 1992 through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Large Cap Value Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                               Large Cap Value-1

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Statement of Net Assets
December 31, 2002

                                                        Number of     Market
                                                        Shares        Value
   COMMON STOCK-97.87%
   Aerospace & Defense-1.95%
   Honeywell International .........................      96,200    $ 2,308,800
  *Raytheon ........................................      80,800      2,484,600
                                                                    -----------
                                                                      4,793,400
                                                                    -----------

   Automobiles & Automotive Parts-1.10%
   General Motors ..................................      73,700      2,716,582
                                                                    -----------
                                                                      2,716,582
                                                                    -----------

   Banking & Finance-20.87%
  *Bank of America .................................      76,311      5,308,956
   Bank of New York ................................     171,700      4,113,932
   Citigroup .......................................     138,700      4,880,853
   Comerica ........................................      60,200      2,603,048
   Fannie Mae ......................................      71,100      4,573,863
   FleetBoston Financial ...........................     135,500      3,292,650
   Goldman Sachs ...................................      59,400      4,045,140
   Household International .........................      88,100      2,450,061
   J.P. Morgan Chase ...............................     201,170      4,828,080
   Mellon Financial ................................     120,500      3,146,255
   Morgan Stanley Dean Witter ......................      68,400      2,730,528
   PNC Financial Services Group ....................      78,500      3,289,150
   U.S. Bancorp ....................................     207,200      4,396,784
   Wells Fargo .....................................      37,100      1,738,877
                                                                    -----------
                                                                     51,398,177
                                                                    -----------

   Cable, Media & Publishing-0.76%
   Gannett .........................................      26,000      1,866,800
                                                                    -----------
                                                                      1,866,800
                                                                    -----------

   Chemicals-3.71%
   Air Products & Chemicals ........................      29,200      1,248,300
   Dow Chemical ....................................     147,000      4,365,900
  *International Flavors & Fragrances ..............      64,800      2,274,480
   Rohm & Haas .....................................      38,700      1,256,976
                                                                    -----------
                                                                      9,145,656
                                                                    -----------

   Computers & Technology-5.83%
   First Data ......................................      73,100      2,588,471
   Hewlett-Packard .................................      11,900        206,584
   International Business Machines .................      47,800      3,704,500
  +Microsoft .......................................      47,300      2,445,410
  +Oracle ..........................................     325,500      3,515,400
   Pitney Bowes ....................................      58,000      1,894,280
                                                                    -----------
                                                                     14,354,645
                                                                    -----------

   Consumer Products-4.55%
   3M ..............................................      14,900      1,837,170
   Gillete .........................................     104,300      3,166,548
   Kimberly-Clark ..................................      50,200      2,382,994
   Newell Rubbermaid ...............................     125,500      3,806,415
                                                                    -----------
                                                                     11,193,127
                                                                    -----------

   Consumer Services-0.12%
   ServiceMaster ...................................      26,200        290,820
                                                                    -----------
                                                                        290,820
                                                                    -----------

   Electronics & Electrical Equipment-3.37%
   Emerson Electric ................................      35,100      1,784,835
   General Electric ................................     124,600      3,034,010
   Intel ...........................................     206,300      3,212,091
 +*National Semiconductor ..........................      18,300        274,683
                                                                    -----------
                                                                      8,305,619
                                                                    -----------

                                                        Number of     Market
                                                        Shares        Value
   COMMON STOCK (continued)
   Energy-8.70%
   BP ADR ..........................................      74,300    $ 3,020,295
   ChevronTexaco ...................................      55,700      3,702,936
   Exxon Mobil .....................................     159,106      5,559,164
   Kerr-McGee ......................................      56,100      2,485,230
   Occidental Petroleum ............................      90,400      2,571,880
   Royal Dutch Petroleum ...........................      92,800      4,085,056
                                                                    -----------
                                                                     21,424,561
                                                                    -----------

   Food, Beverage & Tobacco-7.02%
   Anheuser-Busch ..................................      51,800      2,507,123
  *General Mills ...................................      92,100      4,324,095
   Heinz (H.J.) ....................................      89,000      2,925,430
   Kellogg Company .................................      90,300      3,094,581
   PepsiCo .........................................      47,800      2,018,116
   Sysco ...........................................      80,800      2,407,032
                                                                    -----------
                                                                     17,276,377
                                                                    -----------

   Healthcare & Pharmaceuticals-9.47%
   Abbott Laboratories .............................      99,900      3,996,000
   Baxter International ............................      64,700      1,811,600
   Bristol-Myers Squibb ............................     170,700      3,951,705
  *HCA .............................................      78,000      3,237,000
   Pharmacia .......................................      93,300      3,899,940
   Schering-Plough .................................     113,600      2,521,920
   Wyeth ...........................................     104,100      3,893,340
                                                                    -----------
                                                                     23,311,505
                                                                    -----------

   Industrial Machinery-2.42%
   Caterpillar .....................................      45,000      2,057,400
   Deere & Company .................................      37,600      1,723,960
   Eaton ...........................................      27,800      2,171,458
                                                                    -----------
                                                                      5,952,818
                                                                    -----------

   Insurance-7.20%
   Allstate ........................................      46,400      1,716,336
   Chubb ...........................................      78,400      4,092,480
   John Hancock Financial Services .................      90,600      2,527,740
   Marsh & McLennan ................................     106,600      4,926,006
   XL Capital Class A ..............................      57,800      4,465,050
                                                                    -----------
                                                                     17,727,612
                                                                    -----------

   Leisure, Lodging & Entertainment-1.97%
   Darden Restaurants ..............................      94,500      1,932,525
  *Starwood Hotels & Resorts Worldwide .............     122,400      2,905,776
                                                                    -----------
                                                                      4,838,301
                                                                    -----------

   Metals & Mining-0.93%
   Alcoa ...........................................     101,000      2,300,780
                                                                    -----------
                                                                      2,300,780
                                                                    -----------

   Paper & Forest Products-1.76%
   International Paper .............................     124,167      4,342,120
                                                                    -----------
                                                                      4,342,120
                                                                    -----------

   Retail-3.73%
   Limited Brands ..................................     134,200      1,869,406
   Sears Roebuck ...................................     141,700      3,393,715
   Target ..........................................      56,400      1,692,000
   Wal-Mart Stores .................................      44,200      2,232,542
                                                                    -----------
                                                                      9,187,663
                                                                    -----------

                                                               Large Cap Value-2

Delaware VIP Large Cap Value Series
Statement of Net Assets (continued)

                                                        Number of     Market
                                                        Shares        Value
 COMMON STOCK (continued)
 Telecommunications-4.31%
 ALLTEL ............................................      43,100   $  2,198,100
 BellSouth .........................................      78,300      2,025,621
 SBC Communications ................................     112,124      3,039,682
 Verizon Communications                                   86,370      3,346,837
                                                                   ------------
                                                                     10,610,240
                                                                   ------------

 Textiles, Apparel & Furniture - 1.02%
 Nike ..............................................      56,300      2,503,661
                                                                   ------------
                                                                      2,503,661
                                                                   ------------

 Transportation & Shipping-1.53%
 Burlington Northern Santa Fe ......................     144,500      3,758,445
                                                                   ------------
                                                                      3,758,445
                                                                   ------------

 Utilities-5.55%
 Dominion Resources ................................      79,700      4,375,530
 FirstEnergy .......................................      61,400      2,024,358
 FPL Group .........................................      62,000      3,728,060
 Public Service Enterprise Group ...................     110,400      3,543,840
                                                                   ------------
                                                                     13,671,788
                                                                   ------------

 Total Common Stock
    (cost $252,463,318) ............................                240,970,697
                                                                   ------------

                                                        Principal     Market
                                                        Amount        Value

REPURCHASE AGREEMENTS-1.83%
With BN Paribas 1.07% 1/2/03 (dated
   12/31/02, collateralized by $1,954,000
   U.S. Treasury Bills due 6/19/03, market
   value $1,943,772) ...............................  $1,905,000     $1,905,000
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by $703,000
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $718,669) ..........................     704,000        704,000
With UBS Warburg 1.10% 1/2/03 (dated
   12/31/02, collateralized by $1,917,000
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $1,943,455) ........................   1,905,000      1,905,000
                                                                     ----------
Total Repurchase Agreements
   (cost $4,514,000) ...............................                  4,514,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-99.70% (cost $256,977,318) ......................................................   245,484,697

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-3.98% (cost $9,791,525)++.........................     9,791,525

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(3.98%)++......................................................    (9,791,525)

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.30% ............................................................       731,131
                                                                                                                    ------------
NET ASSETS APPLICABLE TO 18,939,127 SHARES OUTSTANDING-100.00% ...................................................  $246,215,828
                                                                                                                    ============
NET ASSET VALUE-DELAWARE VIP LARGE CAP VALUE SERIES STANDARD CLASS ($240,752,451 / 18,518,698 shares) ............        $13.00
                                                                                                                          ======
NET ASSET VALUE-DELAWARE VIP LARGE CAP VALUE SERIES SERVICE CLASS ($5,463,377 / 420,429 shares) ..................        $12.99
                                                                                                                          ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...................................................  $308,430,527
Undistributed net investment income ..............................................................................     4,866,855
Accumulated net realized loss on investments .....................................................................   (55,588,933)
Net unrealized depreciation of investments .......................................................................   (11,492,621)
                                                                                                                    ------------
Total net assets .................................................................................................  $246,215,828
                                                                                                                    ============

----------
  +Non-income producing security for the year ended December 31, 2002. ++See Note #7 in Notes to the Financial Statements.
  *Fully or partially on loan.

   ADR-American Depositary Receipts

                             See accompanying notes

                                                               Large Cap Value-3

Delaware VIP Trust-
Delaware VIP Large Cap Value Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ......................................................   $  6,878,265
Interest .......................................................         81,482
Security lending income ........................................         27,372
                                                                   ------------
                                                                      6,987,119
                                                                   ------------

EXPENSES:
Management fees ................................................      1,969,447
Accounting and administration expenses .........................        133,017
Professional fees ..............................................         55,804
Dividend disbursing and transfer agent fees
   and expenses ................................................         29,977
Trustees' fees .................................................         12,867
Custodian fees .................................................         11,286
Reports and statements to shareholders .........................          8,700
Distribution expense-Service Class .............................          6,294
Registration fees ..............................................             81
Other ..........................................................         49,268
                                                                   ------------
                                                                      2,276,741
Less expenses absorbed or waived ...............................       (151,759)
Less expenses paid indirectly ..................................         (7,652)
                                                                   ------------
Total expenses .................................................      2,117,330
                                                                   ------------

NET INVESTMENT INCOME ..........................................      4,869,789
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ...............................    (13,762,872)
Net change in unrealized appreciation /
   depreciation of investments .................................    (54,125,984)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ..............................................    (67,888,856)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................   $(63,019,067)
                                                                   ============

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Large Cap Value Series
Statements of Changes in Net Assets

                                                          Year Ended
                                                   12/31/02         12/31/01
                                                 ------------    -------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income .........................  $   4,869,789    $   4,933,857
Net realized gain (loss) on investments .......    (13,762,872)      11,771,272
Net change in unrealized appreciation /
   depreciation of investments ................    (54,125,984)     (32,530,753)
                                                 -------------    -------------
Net decrease in net assets resulting
   from operations ............................    (63,019,067)     (15,825,624)
                                                 -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class .............................     (4,892,083)        (707,536)
   Service Class ..............................        (43,275)            (864)
                                                 -------------    -------------
                                                    (4,935,358)        (708,400)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .............................     19,755,583      187,187,722
   Service Class ..............................      4,264,426        2,974,849
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class .............................      4,892,083          707,536
   Service Class ..............................         43,275              864
                                                 -------------    -------------
                                                    28,955,367      190,870,971
                                                 -------------    -------------

Cost of shares repurchased:
   Standard Class .............................    (71,932,364)    (216,848,480)
   Service Class ..............................       (769,487)        (434,649)
                                                 -------------    -------------
                                                   (72,701,851)    (217,283,129)
                                                 -------------    -------------

Decrease in net assets derived from capital
   share transactions .........................    (43,746,484)     (26,412,158)
                                                 -------------    -------------
NET DECREASE IN NET ASSETS ....................   (111,700,909)     (42,946,182)

NET ASSETS:
Beginning of period ...........................    357,916,737      400,862,919
                                                 -------------    -------------
End of period .................................  $ 246,215,828    $ 357,916,737
                                                 =============    =============

                             See accompanying notes

                                                               Large Cap Value-4

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          Delaware VIP Large Cap Value Series Standard Class
                                                                                              Year Ended
                                                                 12/31/02        12/31/01      12/31/00      12/31/99      12/31/98
                                                                -------------------------------------------------------------------
Net asset value, beginning of period ..........................   $16.210         $16.910       $17.020       $19.420       $18.800

Income (loss) from investment operations:
Net investment income(1) ......................................     0.235           0.217         0.268         0.323         0.361
Net realized and unrealized gain (loss) on investments ........    (3.215)         (0.886)        1.329        (0.882)        1.636
                                                                  -------         -------       -------       -------       -------
Total from investment operations ..............................    (2.980)         (0.669)        1.597        (0.559)        1.997
                                                                  -------         -------       -------       -------       -------

Less dividends and distributions from:
Net investment income .........................................    (0.230)         (0.031)       (0.275)       (0.361)       (0.327)
Net realized gain on investments ..............................         -               -        (1.432)       (1.480)       (1.050)
                                                                  -------         -------       -------       -------       -------
Total dividends and distributions .............................    (0.230)         (0.031)       (1.707)       (1.841)       (1.377)
                                                                  -------         -------       -------       -------       -------

Net asset value, end of period ................................   $13.000         $16.210       $16.910       $17.020       $19.420
                                                                  =======         =======       =======       =======       =======
Total return(2) ...............................................   (18.68%)         (3.89%)       11.33%        (2.98%)       11.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................  $240,752        $355,015      $440,442      $501,928      $579,907
Ratio of expenses to average net assets .......................     0.70%           0.68%         0.68%         0.71%         0.71%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ....................     0.75%           0.73%         0.68%         0.71%         0.71%
Ratio of net investment income to average net assets ..........     1.61%           1.34%         1.75%         1.75%         2.00%
Ratio of net investment income to average net assets prior to
   expenses limitation and expenses paid indirectly ...........     1.56%           1.29%         1.75%         1.75%         2.00%
Portfolio turnover ............................................      100%            102%           80%           92%           81%

----------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                               Large Cap Value-5

Delaware VIP Large Cap Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                             Delaware VIP Large Cap Value Series Service Class
                                                                           Year                   Year                   5/1/00(1)
                                                                           Ended                  Ended                     to
                                                                          12/31/02               12/31/01                12/31/00
                                                                          -------------------------------------------------------
Net asset value, beginning of period .................................     $16.200                $16.910                 $14.640

Income (loss) from investment operations:
Net investment income(2) .............................................       0.214                  0.193                   0.167
Net realized and unrealized gain (loss) on investments ...............      (3.218)                (0.886)                  2.353
                                                                           --------               -------                 -------
Total from investment operations .....................................      (3.004)                (0.693)                  2.520
                                                                           --------               -------                 -------

Less dividends and distributions from:
Net investment income ................................................      (0.206)                (0.017)                 (0.250)
                                                                           --------               -------                 -------
Total dividends and distributions ....................................      (0.206)                (0.017)                 (0.250)
                                                                           --------               -------                 -------

Net asset value, end of period .......................................     $12.990                $16.200                 $16.910
                                                                           =======                =======                 =======

Total return(3) ......................................................     (18.81%)                (4.03%)                 17.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............................      $5,463                 $2,902                    $421
Ratio of expenses to average net assets ..............................       0.85%                  0.83%                   0.79%
Ratio of expenses to average net assets prior to  expense
   limitation and expenses paid indirectly ...........................       0.90%                  0.88%                   0.79%
Ratio of net investment income to average net assets .................       1.46%                  1.19%                   1.63%
Ratio of net investment income to average net assets
   prior to expenses limitation and expenses paid indirectly .........       1.41%                  1.14%                   1.63%
Portfolio turnover ...................................................        100%                   102%                     80%

----------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                               Large Cap Value-6

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Large Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,272 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $380. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. DMC has elected to waive the management fee to 0.60%, indefinitely.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003. No reimbursement was due for the year ended December 31, 2002 under the 0.80% limit, although DMC did waive the management fee to 0.60%.

                                                               Large Cap Value-7

Delaware VIP Large Cap Value Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                          Dividend disbursing,           Other
       Investment         transfer agent fees,          expenses
       management             accounting                 payable
     fee payable to       and other expenses              to DMC
          DMC               payable to DSC            and affiliates
     --------------       --------------------        --------------
       $(8,149)              $(11,421)                   $(62,130)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .........................   $299,724,105
Sales .............................   $338,950,341

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate          Aggregate
     Cost of           unrealized         unrealized        Net unrealized
     investments       appreciation      depreciation        depreciation
    ------------       ------------      ------------       --------------
    $264,958,875        $11,765,157      $(31,239,335)       $(19,474,178)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                          Year                 Year
                                          Ended                Ended
                                         12/31/02             12/31/01
                                         --------             --------
Ordinary income ...................     $4,935,358            $708,400

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest .....................  $ 308,430,527
Undistributed ordinary income .....................      4,866,855
Capital loss carryforwards ........................   (42,986,978)
Post-October losses ...............................    (4,620,398)
Unrealized depreciation of investments ............   (19,474,178)
                                                     -------------
Net assets ........................................  $ 246,215,828
                                                     =============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $37,327,306 expires in 2008 and $5,659,672 expires in 2010.

                                                               Large Cap Value-8

Delaware VIP Large Cap Value Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Year           Year
                                                        Ended          Ended
                                                       12/31/02       12/31/01
                                                      ----------     ----------
Shares sold:
   Standard Class ...................................  1,356,754     11,462,705
   Service Class ....................................    293,417        182,410

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...................................    298,662         46,671
   Service Class ....................................      2,641             57
                                                      ----------     ----------
                                                       1,951,474     11,691,843
                                                      ----------     ----------
Shares repurchased:
   Standard Class ................................... (5,043,283)   (13,289,706)
   Service Class ....................................    (54,743)       (28,243)
                                                      ----------     ----------
                                                      (5,098,026)   (13,317,949)
                                                      ----------     ----------
Net decrease ........................................ (3,146,552)    (1,626,106)
                                                      ==========     ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $9,630,404.

                                                               Large Cap Value-9

Delaware VIP Large Cap Value Series
Notes to Financial Statements (continued)

7. Securities Lending (continued)
The securities on loan were collateralized by the following:

Description                                                    Market Value
-----------                                                    ------------
Morgan Stanley Dean Witter 1.60% 1/16/03 .....................  $  450,375
Toyota Motor Credit 1.43% 2/20/03 ............................     900,750
Wachovia Bank 1.5325% 5/8/03 .................................     450,375
Morgan Stanley Dean Witter 1.9025% 2/2/04 ....................     180,150
Canadian Imperial Bank NY 1.4098% 10/9/03 ....................      90,033
Natexis Banques Populaires NY 1.4698% 10/15/03 ...............     180,060
GE Life and Annuity 1.46% 3/31/03 ............................     540,450
Aegon NV 1.4979% 3/18/03 .....................................     900,576
MBNA Master Credit Card 1.4601% 3/15/04 ......................     180,306
Racers Series 2002-35-C 1.7221% 4/15/04 ......................     447,748
Sigma Finance 1.3502% 1/15/03 ................................     360,582
MBNA 1998-A A 1.4345% 3/17/03 ................................     180,193
Grampian Funding LLC 1.3847% 2/12/03 .........................     161,582
Mont Blanc 1.4028% 1/22/03 ...................................      89,896
Merrill Lynch Mortgage Capital 1.4525% 1/6/03 ................     450,375
Racers Series 1999-35-MM 1.57% 9/16/03 .......................     540,450
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03 ................   3,687,624
                                                                ----------
                                                                $9,791,525
                                                                ==========

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

    (A)                   (B)
 Long-Term              Ordinary
Capital Gains            Income                 Total                  (C)
Distributions         Distributions          Distributions          Qualifying
 (Tax Basis)           (Tax Basis)            (Tax Basis)          Dividends(1)
-------------         -------------          -------------         ------------
     -                     100%                  100%                  100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                              Large Cap Value-10

Delaware VIP Trust-Delaware VIP Large Cap Value Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Large Cap Value Series

We have audited the accompanying statement of net assets of Delaware VIP Large Cap Value Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Large Cap Value Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                            Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                                                              Large Cap Value-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                             Emerging Markets-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 Thomas F. Madison             Trustee               9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                  Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years               Vice President/           107             None
  2005 Market Street                                                     Mergers & Acquisitions -
  Philadelphia, PA                                                           3M Corporation
       19103                                                             (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR TOTAL RETURN

Delaware VIP Trust-Delaware VIP REIT Series

Portfolio Snapshot

   During the 12-month period ended December 31, 2002, real estate investments continued to offer investors an attractive investment vehicle. Fundamentally, real estate has shown a tendency over time to function in a manner not wholly linked to the fate of the stock market. Thus when equities were suffering one of their worst years, real estate investors were realizing a measure of protection for their capital, while still offering the potential for appreciation and income.

   Given the modest rate of economic expansion during the year, we adopted a more defensive investment strategy. The Series benefited from its exposure to retail REITs and the industrial sector turned in sound gains, in part as corporate demand for warehouse space remained fairly constant. Portfolio performance suffered somewhat from multifamily housing, due to its ease of development and financing. The lodging sector also detracted from performance, given decreases in business travel.

   For the fiscal year, Delaware VIP REIT Series (the "Series") returned +4.52% (Standard Class shares with distributions reinvested), while its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, was up +3.81% during the same period.

Investment Outlook

   With the new fiscal year, we believe that the dividends generated by the Series' holdings will play a large role in shaping total return. While a steadily improving economy will undoubtedly assist the real estate market, we intend to maintain a highly diversified pool of holdings that offer the potential for stable and predictable cash flow generation and attractive portfolio diversification.

Performance of a $10,000 Investment:
May 4, 1998 (Series' inception)
through December 31,

                    Delaware VIP REIT Series             NAREIT Equity
                    (Standard Class Shares)               REIT Index
                  ----------------------------           -------------
May. '98                  $10,000                          $ 9,900
Dec. '98                  $ 8,628                          $ 9,100
Dec. '99                  $ 8,229                          $ 8,685
Dec. '00                  $10,399                          $10,879
Dec. '01                  $12,295                          $12,662
Dec. '02                  $12,765                          $13,234

                        Delaware VIP REIT Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime               +6.18%               +12.26%
One Year               +4.52%                +4.38%

       For the periods ended December 31, 2002

 * Commenced operations on May 4, 1998.

** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP REIT Series Standard Class shares for the period from the Series' inception on May 4, 1998 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the NAREIT Equity REIT Index at that month's end, May 31, 1998. After May 31, 1998, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP REIT Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                          REIT-1

Delaware VIP Trust-Delaware VIP REIT
Series Statement of Net Assets
December 31, 2002

                                                       Number of        Market
                                                        Shares          Value

 COMMON STOCK-95.79%
 Diversified REITs-2.56%
 Vornado Realty Trust ........................          174,900      $ 6,506,280
                                                                     -----------
                                                                       6,506,280
                                                                     -----------
 Healthcare REITs-2.21%
 Healthcare Realty Trust .....................          191,900        5,613,075
                                                                     -----------
                                                                       5,613,075
                                                                     -----------
 Hotel REITs-6.53%
+Host Marriott ...............................          940,600        8,324,310
 LaSalle Hotel Properties ....................          466,600        6,532,400
 MeriStar Hospitality ........................          260,100        1,716,660
                                                                     -----------
                                                                      16,573,370
                                                                     -----------
 Industrial REITs-12.42%
 AMB Property ................................          419,090       11,466,302
 Keystone Property Trust .....................          305,700        5,187,729
 ProLogis ....................................          592,200       14,893,830
                                                                     -----------
                                                                      31,547,861
                                                                     -----------
 Mall REITs-12.23%
 CBL & Associates Properties .................           56,400        2,258,820
 General Growth Properties ...................          224,400       11,668,800
 Macerich ....................................          202,200        6,217,650
 Rouse .......................................          116,100        3,680,370
 Simon Property Group ........................          212,650        7,244,986
                                                                     -----------
                                                                      31,070,626
                                                                     -----------
 Manufactured Housing REITs-1.73%
 Sun Communities .............................          120,160        4,394,251
                                                                     -----------
                                                                       4,394,251
                                                                     -----------
 Multifamily REITs-11.96%
 Apartment Investment & Management
   Class A ...................................          223,710        8,384,651
 AvalonBay Communities .......................          182,873        7,157,649
 Camden Property Trust .......................          257,600        8,500,800
 Equity Residential Properties Trust .........          257,900        6,339,182
                                                                     -----------
                                                                      30,382,282
                                                                     -----------

                                                        Number of       Market
                                                         Shares         Value
 COMMON STOCK (continued)
 Office REITs-19.58%
 Alexandria Real Estate Equities ...............         155,070     $ 6,605,982
 CarrAmerica Realty ............................         329,780       8,260,989
 Equity Office Properties Trust ................         782,411      19,544,627
 Prentiss Properties Trust .....................         290,980       8,228,914
 SL Green Realty ...............................         223,590       7,065,444
                                                                     -----------
                                                                      49,705,956
                                                                     -----------
 Office/Industrial REITs-9.03%
 Duke Realty ...................................         313,400       7,976,030
 Liberty Property Trust ........................         191,460       6,115,232
 Reckson Associates Realty .....................         420,290       8,847,105
                                                                     -----------
                                                                      22,938,367
                                                                     -----------
 Real Estate Operating Companies-3.25%
+Catellus Development ..........................         368,400       7,312,740
 Starwood Hotels & Resorts Worldwide ...........          40,100         951,974
                                                                     -----------
                                                                       8,264,714
                                                                     -----------
 Retail Outlet Center REITs-3.69%
 Chelsea Property Group ........................         281,300       9,370,103
                                                                     -----------
                                                                       9,370,103
                                                                     -----------
 Retail Strip Centers REITs-10.60%
 Developers Diversified Realty .................         371,100       8,160,489
 Federal Realty Investment Trust ...............         232,000       6,523,840
 Pan Pacific Retail Properties .................         176,700       6,454,851
 Ramco-Gershenson Properties ...................         292,400       5,774,900
                                                                     -----------
                                                                      26,914,080
                                                                     -----------
 Total Common Stock
   (cost $247,875,481) .........................                     243,280,965
                                                                     -----------

                                                                          REIT-2

Delaware VIP REIT Series
Statement of Net Assets (continued)

                                                    Principal           Market
                                                      Amount            Value

REPURCHASE AGREEMENTS-4.66%
With BNP Paribas 1.07% 1/2/03 (dated
   12/31/02, collateralized by $5,128,000
   U.S. Treasury Bills due 6/19/03, market
   value $5,100,571) ............................  $ 5,000,000       $ 5,000,000
With J.P. Morgan Securities 1.03% 1/2/03
   (dated 12/31/02, collateralized by $1,845,000
   U.S. Treasury Notes 2.875% due 6/30/04,
   market value $1,885,830) .....................    1,845,000         1,845,000


                                                    Principal           Market
                                                      Amount            Value

REPURCHASE AGREEMENTS (continued)
With UBS Warburg 1.10% 1/2/03 (dated
   12/31/02, collateralized by $5,030,000
   U.S. Treasury Notes 3.875% due 6/30/03,
   market value $5,099,740)                        $ 5,000,000       $ 5,000,000
                                                                     -----------
Total Repurchase Agreements
   (cost $11,845,000)                                                 11,845,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES-100.45% (cost $259,720,481) ..........................................   255,125,965

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.45%) ...............................................    (1,147,748)
                                                                                                         ------------
NET ASSETS APPLICABLE TO 21,658,477 SHARES OUTSTANDING-100.00% ........................................  $253,978,217
                                                                                                         ============
NET ASSET VALUE-DELAWARE VIP REIT SERIES STANDARD CLASS ($225,825,979 / 19,257,343 shares) ............        $11.73
                                                                                                               ======
NET ASSET VALUE-DELAWARE VIP REIT SERIES SERVICE CLASS ($28,152,238 / 2,401,134 shares) ...............        $11.72
                                                                                                               ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ........................................  $248,233,051
Undistributed net investment income ...................................................................     9,754,735
Accumulated net realized gain on investments ..........................................................       584,947
Net unrealized depreciation of investments ............................................................    (4,594,516)
                                                                                                         ------------
Total net assets ......................................................................................  $253,978,217
                                                                                                         ============

-----------------
+Non-income producing security for the year ended December 31, 2002.

 REIT-Real Estate Investment Trust

                             See accompanying notes

                                                                          REIT-3

Delaware VIP Trust-
Delaware VIP REIT Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:

Dividends ................................................         $ 10,162,094
Interest .................................................              269,514
                                                                   ------------
                                                                     10,431,608
                                                                   ------------

EXPENSES:
Management fees ..........................................            1,460,993
Accounting and administration expenses ...................               77,497
Distribution expense - Service Class .....................               27,531
Professional fees ........................................               26,697
Dividend disbursing and transfer agent
   fees and expenses .....................................               19,211
Reports and statements to shareholders ...................               11,790
Custodian fees ...........................................               11,263
Trustees' fees ...........................................                6,590
Registration fees.........................................                  400
Other ....................................................               31,899
                                                                   ------------
                                                                      1,673,871
Less expenses absorbed or waived..........................                 (116)
Less expenses paid indirectly.............................               (4,675)
                                                                   ------------
Total expenses ...........................................            1,669,080
                                                                   ------------

NET INVESTMENT INCOME ....................................            8,762,528
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments .........................            1,102,096
Net change in unrealized appreciation /
   depreciation of investments ...........................          (10,504,963)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ........................................           (9,402,867)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................         $   (640,339)
                                                                   ============
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP REIT Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                     12/31/02         12/31/01
                                                  -------------    ------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ........................    $  8,762,528     $  4,054,759
Net realized gain on investments .............       1,102,096        1,872,096
Net change in unrealized appreciation /
   depreciation of investments ...............     (10,504,963)       1,283,518
                                                  ------------     ------------
Net increase (decrease) in net assets
   resulting from operations .................        (640,339)       7,210,373
                                                  ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ............................      (3,095,769)      (1,131,688)
   Service Class .............................        (275,611)         (59,978)
Net realized gain on investments:

   Standard Class ............................      (1,923,869)        (232,835)
   Service Class .............................        (180,984)         (13,025)
                                                  ------------     ------------
                                                    (5,476,233)      (1,437,526)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................     170,102,287       63,604,204
   Service Class .............................      28,862,813        7,743,345
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ............................       5,019,638        1,364,523
   Service Class .............................         456,595           73,003
                                                  ------------     ------------
                                                   204,441,333       72,785,075
                                                  ------------     ------------

Cost of shares repurchased:
   Standard Class ............................     (43,587,371)     (28,204,505)
   Service Class .............................      (9,165,279)      (2,111,699)
                                                  ------------     ------------
                                                   (52,752,650)     (30,316,204)
                                                  ------------     ------------

Increase in net assets derived from capital
   share transactions ........................     151,688,683       42,468,871
                                                  ------------     ------------

NET INCREASE IN NET ASSETS ...................     145,572,111       48,241,718

NET ASSETS:
Beginning of period ..........................     108,406,106       60,164,388
                                                  ------------     ------------
End of period ................................    $253,978,217     $108,406,106
                                                  ============     ============

                             See accompanying notes

                                                                          REIT-4

Delaware VIP Trust-Delaware VIP REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Delaware VIP REIT Series Standard Class
                                                                                                                          5/4/98(1)
                                                                                     Year Ended                              to
                                                                12/31/02       12/31/01     12/31/00        12/31/99      12/31/98
                                                                ------------------------------------------------------------------
Net asset value, beginning of period ........................   $11.700         $11.020      $ 8.670          $9.100       $10.000

Income (loss) from investment operations:
Net investment income(2) ....................................     0.534           0.571        0.532           0.334         0.217
Net realized and unrealized gain (loss) on investments ......     0.010           0.361        2.100          (0.574)       (1.117)
                                                                -------         -------      -------          ------       -------
Total from investment operations ............................     0.544           0.932        2.632          (0.240)       (0.900)
                                                                -------         -------      -------          ------       -------
Less dividends and distributions from:
Net investment income .......................................    (0.317)         (0.209)      (0.282)         (0.190)            -
Net realized gain on investments ............................    (0.197)         (0.043)           -               -             -
                                                                -------         -------      -------          ------       -------
Total dividends and distributions ...........................    (0.514)         (0.252)      (0.282)         (0.190)            -
                                                                -------         -------      -------          ------       -------

Net asset value, end of period ..............................   $11.730         $11.700      $11.020          $8.670       $ 9.100
                                                                =======         =======      =======          ======       =======

Total return(3) .............................................     4.52%           8.79%       31.33%          (2.61%)       (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................  $225,826         $99,787      $57,664         $11,624        $5,562
Ratio of expenses to average net assets .....................     0.84%           0.85%        0.85%           0.85%         0.85%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..................     0.84%           0.89%        1.03%           0.96%         1.02%
Ratio of net investment income to average net assets ........     4.52%           5.16%        5.63%           5.65%         6.42%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly .......     4.52%           5.12%        5.45%           5.54%         6.25%
Portfolio turnover ..........................................       53%             56%          31%             33%           39%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                          REIT-5

Delaware VIP REIT Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                Delaware VIP REIT Series Service Class
                                                                 Year         Year           5/1/00(1)
                                                                 Ended        Ended             to
                                                                12/31/02     12/31/01        12/31/00
                                                                -------------------------------------
Net asset value, beginning of period .........................   $11.700      $11.020         $ 9.180

Income from investment operations:
Net investment income(2) .....................................     0.517        0.555           0.389
Net realized and unrealized gain on investments ..............         -        0.366           1.451
                                                                 -------      -------         -------
Total from investment operations .............................     0.517        0.921           1.840
                                                                 -------      -------         -------

Less dividends and distributions from:
Net investment income ........................................    (0.300)      (0.198)              -
Net realized gain on investments .............................    (0.197)      (0.043)              -
                                                                 -------      -------         -------
Total dividends and distributions ............................    (0.497)      (0.241)              -
                                                                 -------      -------         -------

Net asset value, end of period ...............................   $11.720      $11.700         $11.020
                                                                 =======      =======         =======

Total return(3) ..............................................     4.38%        8.67%          20.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......................   $28,152       $8,619          $2,501
Ratio of expenses to average net assets ......................     0.99%        1.00%           1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...................     0.99%        1.04%           1.21%
Ratio of net investment income to average net assets .........     4.37%        5.01%           5.69%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ..     4.37%        4.97%           5.48%
Portfolio turnover ...........................................       53%          56%             31%

---------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                          REIT-6

Delaware VIP Trust-Delaware VIP REIT Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP REIT Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,675 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

                                                                          REIT-7

Delaware VIP REIT Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 0.95% from May 1, 2002 through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                      Dividend disbursing,
  Investment          transfer agent fees,
  management              accounting               Other expenses
fee payable to         and other expenses          payable to DMC
     DMC                payable to DSC             and affiliates
--------------        -------------------          --------------
  $(157,931)              $(13,738)                   $(53,647)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .........................    $247,092,874
Sales .............................    $ 95,405,361

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                      Aggregate             Aggregate
 Cost of              unrealized            unrealized           Net unrealized
investments          appreciation          depreciation           depreciation
-----------          ------------          ------------          --------------
$260,085,440          $8,118,677           $(13,078,152)          $(4,959,475)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                           Year            Year
                                           Ended           Ended
                                          12/31/02        12/31/01
                                          --------        --------
Ordinary income .....................    $3,926,328      $1,191,666
Long-term capital gain ..............     1,549,905         245,860
                                         ----------      ----------
Total ...............................    $5,476,233      $1,437,526
                                         ==========      ==========

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ...........   $248,233,051
Undistributed ordinary income ...........      9,754,735
Undistributed long-term capital gain ....        949,906
Unrealized depreciation of investments ..     (4,959,475)
                                            ------------
Net assets ..............................   $253,978,217
                                            ============

                                                                          REIT-8

Delaware VIP REIT Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
The undistributed earnings for the Series are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.

5. Capital Shares
Transactions in capital shares were as follows:

                                                      Year             Year
                                                      Ended            Ended
                                                     12/31/02         12/31/01
                                                     --------         --------
Shares sold:
   Standard Class ...............................   14,077,683        5,737,216
   Service Class ................................    2,412,302          696,142

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...............................      415,533          133,515
   Service Class ................................       37,766            7,136
                                                    ----------       ----------
                                                    16,943,284        6,574,009
                                                    ----------       ----------
Shares repurchased:
   Standard Class ...............................   (3,766,494)      (2,574,525)
   Service Class ................................     (785,912)        (193,223)
                                                    ----------       ----------
                                                    (4,552,406)      (2,767,748)
                                                    ----------       ----------
Net increase ....................................   12,390,878        3,806,261
                                                    ==========        =========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

     (A)                   (B)
  Long-Term             Ordinary
Capital Gains            Income                 Total                 (C)
Distributions         Distributions          Distributions         Qualifying
 (Tax Basis)           (Tax Basis)            (Tax Basis)         Dividends(1)
-------------         -------------          -------------        ------------
     28%                   72%                  100%                   -

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                          REIT-9

Delaware VIP Trust-Delaware VIP REIT Series
Report of Independent Auditors

To the Shareholders and Board of Trustees Delaware VIP
Trust-Delaware VIP REIT Series

We have audited the accompanying statement of net assets of Delaware VIP REIT Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP REIT Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young

Philadelphia, Pennsylvania
February 7, 2003


                                                                         REIT-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years            by Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                                    Citadel Construction
   Philadelphia, PA                                                           Corporation
       19103                                                               (1989 - Present)

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                         REIT-11

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years           Vice President Mergers &       107             None
  2005 Market Street                                                   Acquisitions - 3M Corporation
  Philadelphia, PA                                                       (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll           Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                          at different times at
       19103                                                            Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years        Mr. Bishof has served in          107             None
   2005 Market Street            and Treasurer                      various executive capacities
    Philadelphia, PA                                                   at different times at
       19103                                                            Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                                         REIT-12

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Select Growth Series

Portfolio Snapshot
   After a very strong 2001 fall market rally spilled slightly into the new year, selling pressures in stocks mounted, and they would spend much of the spring and summer periods moving lower. Cause for the market decline was based in large part on the expected pace of the economic recovery. As additional data became available, investors came to believe that this recovery would lack the intensity of prior post-recessionary periods. Accordingly, investors began liquidating their stocks, a process that did not seem to find a conclusion, at least in the shorter term, until early October. The market then enjoyed a well-received spell of rising prices.

   Most asset classes experienced price increases at this time. Those issues that had suffered the most typically had the greatest gains, as with technology and telecommunications stocks. For the year ended December 31, 2002, Delaware VIP Select Growth Series (the "Series") returned -32.53% (Standard Class shares with distributions reinvested) while its benchmark, the Standard & Poor's (S&P) 500 Index, declined -22.09%.

   Disparity in performance between the Series and its benchmark index was impacted by a size difference in the underlying companies. We favored a mix of small- to mid-sized stocks, believing they might perform well with a continuation of the economic recovery. This strategy did not evolve quite as we anticipated, and larger-sized stocks, which were held to a greater degree in our benchmark indexes, outperformed. Additionally, we also lost performance with those companies that reported poor earnings during the year.

   Though the October-November market upturn could not erase the price declines experienced throughout much of 2002, it nonetheless was a positive sign that perhaps much of the bearishness brought on by acts of corporate malfeasance was behind us. Investors also witnessed what has been a very resilient economy and a stock market that may at long last be poised for a meaningful movement higher.

Investment Outlook
   We believe the economic recovery, which spanned the five consecutive quarters ended December 31, 2002, should continue into 2003. A continuation of low interest rates and very modest inflation should advance the expansion, with further support coming from a very accommodative Federal Reserve. We are heartened that the extremes in stock market volatility experienced during the summer months have fallen off. We believe steadily rising productivity and recent cost cutting measures, as well as continued strength in consumer spending, will assist corporate profitability moving forward. Thus, we contend that equity prices should likely move higher over the longer term.

Performance of a $10,000 Investment:
May 3, 1999 (Series' inception)
through December 31, 2002

                          S&P 500             Delaware VIP Select Growth Series
                           Index                   (Standard Class Shares)
                         ---------            ---------------------------------
May. '99                  $10,000                           $9,910
Dec. '99                  $11,368                          $14,290
Jun. '00                  $11,320                          $14,123
Dec. '00                  $10,333                          $11,081
Jun. '01                   $9,641                           $9,422
Dec. '01                   $9,105                           $8,445
Jun. '02                   $7,908                           $6,726
Dec. '02                   $7,093                           $5,698

                    Delaware VIP Select Growth Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime              -14.21%               -27.49%
One Year              -32.53%               -32.61%

       For the periods ended December 31, 2002

 * Commenced operations on May 3, 1999.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Select Growth Series Standard Class shares for the period from the Series' inception on May 3, 1999 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1999. After May 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Select Growth Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                 Select Growth-1

Delaware VIP Trust-Delaware VIP Select Growth Series
Statement of Net Assets
December 31, 2002

                                                       Number of        Market
                                                        Shares          Value

 COMMON STOCK-99.71%
 Banking & Finance-14.84%
 City National ...............................            7,000       $  307,930
 Countrywide Financial .......................           13,000          671,450
 Freddie Mac .................................           14,900          879,845
 Hibernia-Class A ............................            6,300          121,212
+IndyMac Bancorp .............................           38,800          717,412
 Lehman Brothers Holdings ....................           10,400          554,216
 Mercantile Bancshares .......................            6,000          231,540
 New York Community Bancorp ..................            7,500          216,600
 North Fork Bancorporation ...................            8,900          300,286
 TCF Financial ...............................           13,700          598,553
 Webster Financial ...........................            5,000          174,000
 Zions Bancorporation ........................            7,100          279,378
                                                                      ----------
                                                                       5,052,422
                                                                      ----------
 Buildings & Materials-0.77%
 Lennar ......................................            2,500          129,000
 Masco .......................................            6,300          132,615
                                                                      ----------
                                                                         261,615
                                                                      ----------
 Business Services-7.91%
+Cendant .....................................          101,900        1,067,912
 First Data ..................................            3,700          131,017
 Manpower ....................................           18,600          593,340
+Robert Half International ...................           32,300          520,353
+United Rentals ..............................           35,600          383,056
                                                                      ----------
                                                                       2,695,678
                                                                      ----------
 Cable, Media & Publishing-8.27%
+Clear Channel Communications ................           35,900        1,338,711
+Comcast - Special Class A ...................           17,700          399,843
+Mediacom Communications .....................           84,500          744,445
+Westwood One ................................            9,000          336,240
                                                                      ----------
                                                                       2,819,239
                                                                      ----------
 Computers & Technology-13.89%
+Analog Devices ..............................           23,600          563,332
+Applied Micro Circuits ......................           83,600          308,484
+Brocade Communications Systems ..............           25,100          103,914
+Ciena .......................................           46,498          239,000
+Emulex ......................................           30,800          571,340
 Jack Henry & Associates .....................           27,800          334,712
 Linear Technology ...........................           16,300          419,236
+Micrel ......................................           35,300          316,994
+Network Appliance ...........................           42,100          421,000
+Novellus Systems ............................           10,100          283,608
+Quest Software ..............................           56,700          584,577
+Xilinx ......................................           28,500          587,100
                                                                      ----------
                                                                       4,733,297
                                                                      ----------
 Consumer Durables/Cyclical-3.62%
 Centex ......................................           15,800          793,160
 D.R. Horton .................................           20,000          347,000
+WCI Communities .............................            9,100           92,820
                                                                      ----------
                                                                       1,232,980
                                                                      ----------
 Consumer Non-Durables/Retail-14.01%
+Amazon.com ..................................           16,600          313,574
+Bed Bath & Beyond ...........................           32,700        1,129,131

                                                         Number of      Market
                                                          Shares        Value

 COMMON STOCK (continued)
 Consumer Non-Durables/Retail (continued)
+Dollar Tree Stores ................................        10,400    $  255,528
 Gap ...............................................        11,900       184,688
 Home Depot ........................................         9,300       222,828
+Kohl's  ...........................................        20,300     1,135,785
 Lowe's Companies ..................................        21,100       791,250
+Staples ...........................................        40,500       741,150
                                                                       ---------
                                                                       4,773,934
                                                                       ---------
 Consumer Services/Entertainment & Leisure-1.50%
 Royal Caribbean Cruises ...........................        30,600       511,020
                                                                       ---------
                                                                         511,020
                                                                       ---------
 Consumer Services/Restaurants-9.87%
+Brinker International .............................        25,850       833,663
 Darden Restaurants ................................        41,950       857,877
+Krispy Kreme Doughnuts ............................        22,700       766,579
 Landry's Restaurants ..............................        23,900       507,636
 Marriott International Class A ....................        12,100       397,727
                                                                       ---------
                                                                       3,363,482
                                                                       ---------
 Energy-1.83%
 Devon Energy ......................................         5,600       257,040
+Noble Drilling ....................................        10,400       365,560
                                                                       ---------
                                                                         622,600
                                                                       ---------
 Healthcare & Pharmaceuticals-11.57%
 Allergan ..........................................        13,200       760,584
+Amgen .............................................        16,200       783,108
+Barr Laboratories .................................           800        52,072
+Conceptus .........................................        39,300       470,814
+Genentech .........................................         5,900       195,644
+Inhale Therapeutic Systems ........................        57,300       462,984
+IntraBiotics Pharmaceuticals
   Restricted ......................................        74,500        21,605
+MedImmune .........................................        10,800       293,436
 Merck & Company ...................................         5,500       311,355
+Millennium Pharmaceuticals ........................        11,000        87,340
+Pain Therapeutics .................................       127,700       305,203
+Wellpoint Health Networks .........................         2,800       199,248
                                                                       ---------
                                                                       3,943,393
                                                                       ---------
 Insurance-10.93%
 Allstate ..........................................         7,800       288,522
 Ambac Financial Group .............................         9,200       517,408
 Fidelity National Financial .......................        11,000       361,130
 First American Financial ..........................        11,600       257,520
 HCC Insurance .....................................        30,000       738,000
 Hub International .................................         7,200        92,376
 PartnerRe .........................................        17,700       917,214
 W. R. Berkley .....................................         9,600       380,256
+Willis Group Holdings .............................         6,000       172,020
                                                                       ---------
                                                                       3,724,446
                                                                       ---------
 Transportation-0.70%
+Arkansas Best .....................................         9,200       239,025
                                                                       ---------
                                                                         239,025
                                                                       ---------
 Total Common Stock
   (cost $39,778,844) ..............................                  33,973,131
                                                                      ----------

                                                                 Select Growth-2

Delaware VIP Select Growth Series
Statement of Net Assets (continued)

                                                         Principal      Market
                                                          Amount        Value

REPURCHASE AGREEMENTS-0.79%
With BNP Paribas 1.07% 1/2/03 (dated
  12/31/02, collateralized by $116,900
  U.S. Treasury Bills due 6/19/03, market
  value $116,265) .....................................  $ 113,950     $ 113,950
With J.P. Morgan Securities 1.03% 1/2/03
  (dated 12/31/02, collateralized by $42,100
  U.S. Treasury Notes 2.875% due 6/30/04,
  market value $42,986) ...............................     42,100        42,100

With UBS Warburg 1.10% 1/2/03 (dated
  12/31/02, collateralized by $114,660
  U.S. Treasury Notes 3.875% due 6/30/03,
  market value $116,246) ..............................    113,950       113,950
                                                                       ---------
Total Repurchase Agreements
   (cost $270,000) ....................................                  270,000
                                                                       ---------

TOTAL MARKET VALUE OF SECURITIES-100.50% (cost $40,048,844) .....................................................    34,243,131

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.50%) .........................................................      (169,049)
                                                                                                                    -----------
NET ASSETS APPLICABLE TO 6,091,725 SHARES OUTSTANDING-100.00% ...................................................   $34,074,082
                                                                                                                    ===========
NET ASSET VALUE-DELAWARE VIP SELECT GROWTH SERIES STANDARD CLASS ($27,055,974 / 4,833,090 shares) ...............         $5.60
                                                                                                                          =====
NET ASSET VALUE-DELAWARE VIP SELECT GROWTH SERIES SERVICE CLASS ($7,018,108 / 1,258,635 shares) .................         $5.58
                                                                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ..................................................   $95,065,896
Accumulated net realized loss on investments ....................................................................   (55,186,101)
Net unrealized depreciation of investments ......................................................................    (5,805,713)
                                                                                                                    -----------
Total net assets ................................................................................................   $34,074,082
                                                                                                                    ===========

+Non-income producing security for the year ended December 31, 2002.

                             See accompanying notes

                                                                 Select Growth-3

Delaware VIP Trust-
Delaware VIP Select Growth Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends .................................................        $    218,124
Interest ..................................................              40,444
                                                                   ------------
                                                                        258,568
                                                                   ------------

EXPENSES:
Management fees ...........................................             374,896
Accounting and administration expenses ....................              21,815
Distribution expense - Service Class ......................              15,665
Professional fees .........................................               7,281
Custodian fees ............................................               5,443
Dividend disbursing and transfer agent fees
   and expenses ...........................................               5,247
Reports and statements to shareholders ....................               3,608
Trustees' fees ............................................               2,184
Registration fees .........................................                   2
Other .....................................................              12,805
                                                                   ------------
                                                                        448,946
Less expenses paid indirectly .............................              (1,200)
                                                                   ------------
Total expenses ............................................             447,746
                                                                   ------------

NET INVESTMENT LOSS .......................................            (189,178)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments ..........................          (9,046,917)
Net change in unrealized appreciation /
   depreciation of investments ............................         (11,733,410)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .........................................         (20,780,327)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................        $(20,969,505)
                                                                   ============
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Select Growth Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                      12/31/02       12/31/01
                                                      --------       --------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment loss ............................   $   (189,178)   $   (187,012)
Net realized loss on investments ...............     (9,046,917)    (30,289,975)
Net change in unrealized appreciation /
   depreciation of investments .................    (11,733,410)      6,612,845
                                                   ------------    ------------
Net decrease in net assets resulting
   from operations .............................    (20,969,505)    (23,864,142)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..............................      4,204,618      11,626,342
   Service Class ...............................      1,577,606       7,577,350
                                                   ------------    ------------
                                                      5,782,224      19,203,692
                                                   ------------    ------------

Cost of shares repurchased:
   Standard Class ..............................    (15,655,086)    (17,586,045)
   Service Class ...............................     (4,685,359)     (5,510,966)
                                                   ------------    ------------
                                                    (20,340,445)    (23,097,011)
                                                   ------------    ------------

Decrease in net assets derived from capital
   share transactions ..........................    (14,558,221)     (3,893,319)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS .....................    (35,527,726)    (27,757,461)

NET ASSETS:
Beginning of period ............................     69,601,808      97,359,269
                                                   ------------    ------------
End of period ..................................   $ 34,074,082    $ 69,601,808
                                                   ============    ============

                             See accompanying notes

                                                                 Select Growth-4

Delaware VIP Trust-Delaware VIP Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            Delaware VIP Select Growth Series Standard Class
                                                                                                                       5/3/99(1)
                                                                                        Year Ended                         to
                                                                         12/31/02        12/31/01       12/31/00        12/31/99
                                                                         -------------------------------------------------------
Net asset value, beginning of period ................................     $8.300          $10.890        $14.300        $10.000

Income (loss) from investment operations:
Net investment income (loss)(2) .....................................     (0.024)          (0.019)        (0.040)         0.011
Net realized and unrealized gain (loss) on investments ..............     (2.676)          (2.571)        (3.078)         4.289
                                                                          ------          -------        -------        -------
Total from investment operations ....................................     (2.700)          (2.590)        (3.118)         4.300
                                                                          ------          -------        -------        -------
Less dividends and distributions from:
Net investment income ...............................................          -                -         (0.007)             -
Net realized gain on investments ....................................          -                -         (0.285)             -
                                                                          ------          -------        -------        -------
Total dividends and distributions ...................................          -                -         (0.292)             -
                                                                          ------          -------        -------        -------

Net asset value, end of period ......................................     $5.600           $8.300        $10.890        $14.300
                                                                          ======          =======        =======        =======

Total return(3) .....................................................    (32.53%)         (23.78%)       (22.46%)        42.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .............................    $27,056          $55,104        $80,443        $53,529
Ratio of expenses to average net assets .............................      0.86%            0.85%          0.82%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly .........      0.86%            0.88%          0.89%          0.81%
Ratio of net investment income (loss) to average net assets .........     (0.35%)          (0.22%)        (0.30%)         0.32%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly .........     (0.35%)          (0.25%)        (0.37%)         0.29%
Portfolio turnover ..................................................       106%             135%           158%           174%

----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                 Select Growth-5

Delaware VIP Select Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Delaware VIP Select Growth Series Service Class
                                                                        Year            Year            5/1/00(1)
                                                                        Ended           Ended               to
                                                                      12/31/02         12/31/01          12/31/00
                                                                      -------------------------------------------
Net asset value, beginning of period ............................       $8.280          $10.880           $13.160

Loss from investment operations:
Net investment loss(2) ..........................................       (0.034)          (0.032)           (0.043)
Net realized and unrealized loss on investments .................       (2.666)          (2.568)           (2.237)
                                                                        ------          -------           -------
Total from investment operations ................................       (2.700)          (2.600)           (2.280)
                                                                        ------          -------           -------

Net asset value, end of period ..................................       $5.580          $ 8.280           $10.880
                                                                        ======          =======           =======

Total return(3) .................................................      (32.61%)         (23.90%)          (17.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .........................       $7,018          $14,498           $16,916
Ratio of expenses to average net assets .........................        1.01%            1.00%             0.99%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ......................        1.01%            1.03%             1.06%
Ratio of net investment loss to average net assets ..............       (0.50%)          (0.37%)           (0.48%)
Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly ..............       (0.50%)          (0.40%)           (0.55%)
Portfolio turnover ..............................................         106%             135%              158%

-----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                 Select Growth-6

Delaware VIP Trust-Delaware VIP Select Growth Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Select Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements-- The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,200 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 0.90% from May 1, 2002 through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

                                                                 Select Growth-7

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                      Dividend disbursing,            Other
  Investment          transfer agent fees,          expenses
  management               accounting                payable
fee payable to         and other expenses             to DMC
    DMC                  payable to DSC            and affiliates
--------------        --------------------         --------------
 $(24,792)                 $(1,992)                  $(5,091)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .........................    $51,430,190
Sales .............................    $60,479,776

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                   Aggregate               Aggregate
  Cost of         unrealized              unrealized            Net unrealized
investments      appreciation            depreciation            depreciation
-----------      ------------            -------------          --------------
$42,102,062       $2,250,983             $(10,109,914)           $(7,858,931)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended December 31, 2002 and 2001.

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ...............   $  95,065,896
Capital loss carryforwards ..................     (52,360,111)
Post-October losses .........................        (772,772)
Unrealized depreciation of investments ......      (7,858,931)
                                                -------------
Net assets ..................................   $  34,072,082
                                                =============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $10,588,983 expires in 2008, $30,958,389 expires in 2009 and $10,812,739 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                                 Select Growth-8

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                               Year                Year
                                               Ended               Ended
                                              12/31/02            12/31/01
                                              --------            --------
Shares sold:
   Standard Class ......................       584,464           1,302,741
   Service Class .......................       226,208             866,013
                                            ----------          ----------
                                               810,672           2,168,754
                                            ----------          ----------
Shares repurchased:
   Standard Class ......................    (2,388,088)         (2,051,450)
   Service Class .......................      (717,922)           (670,141)
                                            ----------          ----------
                                            (3,106,010)         (2,721,591)
                                            ----------          ----------

Net decrease ...........................    (2,295,338)           (552,837)
                                            ==========          ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

                                                                 Select Growth-9

Delaware VIP Trust-Delaware VIP Select Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Select Growth Series

We have audited the accompanying statement of net assets of Delaware VIP Select Growth Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Select Growth Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young

Philadelphia, Pennsylvania
February 7, 2003


                                                                Select Growth-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests.

The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years            by Trustee        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

  David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
  2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
  Philadelphia, PA              Officer,                                 executive capacities                 Convertible Securities
      19103                  Chief Financial     4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

  Walter P. Babich               Trustee             15 Years              Board Chairman -           107             None
  2005 Market Street                                                     Citadel Construction
   Philadelphia, PA                                                           Corporation
      19103                                                                (1989 - Present)

  October 1, 1927

  John H. Durham                 Trustee             24 Years(3)           Private Investor            107            Trustee -
 2005 Market Street                                                                                              Abington Memorial
 Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                 President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

  December 7, 1938


   Ann R. Leven                  Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                    Systemax, Inc.
  November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                Select Growth-11

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
  February 25, 1936                                                                                               Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

  Janet L. Yeomans               Trustee              4 Years           Vice President/Mergers &       107             None
 2005 Market Street                                                    Acquisitions - 3M Corporation
 Philadelphia, PA                                                         (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
  July 31, 1948                                                            various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

  Jude T. Driscoll           Executive Vice          2 Years   President and Chief Executive Officer   107             None
  2005 Market Street          President and                             of Delaware Investments(1)
   Philadelphia, PA              Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
  March 10, 1963                                                        Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

 Richelle S. Maestro         Senior Vice President,   4 Years        Ms. Maestro has served in         107             None
 2005 Market Street         Deputy General Counsel                  various executive capacities
  Philadelphia, PA              and Secretary                         at different times at
      19103                                                           Delaware Investments.

  November 26, 1957

  Michael P. Bishof          Senior Vice President    7 Years          Mr. Bishof has served in        107             None
  2005 Market Street             and Treasurer                      various executive capacities
  Philadelphia, PA                                                     at different times at
      19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                                Select Growth-12

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Small Cap Value Series

Portfolio Snapshot
   During 2002, Delaware VIP Small Cap Value Series (the "Series") was positioned to profit from improving market conditions, and we remained poised to snap up any bargains that we saw result from poor market performance. For the fiscal year ended December 31, 2002, the Series returned -5.60% (Standard Class shares with distributions reinvested). The Russell 2000 Value Index fell -11.43% during the same period.

   We remained focused on economically sensitive areas, with less weight in defensive areas of the economy. In the latter part of the fiscal year, we increased the portfolio's computer and technology sector weighting upward so that it stood at more than 7% of net assets on December 31, 2002. The portfolio had been overweighted in basic industries, and we reduced this exposure by taking profits and selling companies we felt would do poorly in this area in the future.

Investment Outlook
   We are heartened by durable goods orders and consumer spending, which were both up in November. Looking forward, we believe that the economy will continue to improve. A drop in capital expenditure has helped fuel this market downturn, so we are waiting for business spending to improve. We also believe the improving status of the economy should have a positive impact on equities moving forward, although the upside potential may not be like that of the late 1990s market. In light of such a market environment, we plan to continue our stringent security research discipline, which focuses on identifying and acquiring stocks with strong free cash flow, as we believe this management style has served the Series well over time.

                      Performance of a $10,000 Investment:
                      December 27, 1993 (Series' inception)
                            through December 31, 2002
                      -------------------------------------

                   Delaware VIP Small Cap
                        Value Series
                   (Standard Class Shares)           Russell 2000 Value Index
                   -----------------------           ------------------------
Dec. '93                 $10,000                            $10,210
Dec. '94                 $ 9,845                            $10,290
Dec. '95                 $12,380                            $12,744
Dec. '96                 $15,026                            $15,617
Dec. '97                 $19,787                            $20,757
Dec. '98                 $18,511                            $19,762
Dec. '99                 $18,235                            $18,802
Dec. '00                 $22,393                            $22,220
Dec. '01                 $25,532                            $24,851
Dec. '02                 $22,614                            $23,459

                       Delaware VIP Small Cap Value Series
                          Average Annual Total Returns
                       -----------------------------------
                              Standard Class        Service Class
                                 Shares*               Shares**

Lifetime                         +9.92%                 +8.73%
Five Years                       +2.48%                    --
One Year                         -5.60%                 -5.72%

                     For the periods ended December 31, 2002

  *Commenced operations on December 27, 1993.
 **Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Small Cap Value Series Standard Class shares for the period from the Series' inception on December 27, 1993 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the Russell 2000 Value Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Small Cap Value Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                               Small Cap Value-1

Delaware VIP Trust-Delaware VIP Small Cap Value Series
Statement of Net Assets
December 31, 2002

                                                          Number       Market
                                                         of Shares     Value
   COMMON STOCK-95.40%
   Aerospace & Defense-2.14%
 *+Armor Holdings ...................................     67,000    $   922,590
 *+DRS Technologies .................................     95,000      2,976,350
 *+Herley Industries ................................    103,600      1,803,469
  +Integrated Defense Technologies ..................     42,000        609,000
                                                                    -----------
                                                                      6,311,409
                                                                    -----------

   Automobiles & Automotive Parts-0.83%
 *+Lear .............................................     73,200      2,436,096
                                                                    -----------
                                                                      2,436,096
                                                                    -----------

   Banking, Finance & Insurance-15.67%
   AmerUs Group .....................................    104,100      2,942,907
  *Arthur J. Gallagher ..............................    105,300      3,093,714
   Associated Banc-Corp .............................    116,698      3,960,730
   Berkley (W.R.) ...................................    128,850      5,103,749
   Colonial BancGroup ...............................    336,700      4,016,831
   Commercial Federal ...............................    129,000      3,012,150
   Compass Bancshares ...............................    158,400      4,953,168
   Harleysville Group ...............................    119,700      3,163,671
  *PartnerRe ........................................    106,000      5,492,920
 *+Platinum Underwriters Holdings ...................     55,100      1,451,885
   RenaissanceRe Holdings ...........................    134,500      5,326,200
   Riggs National ...................................    170,300      2,637,947
  +Sterling Financial ...............................     56,320      1,059,942
                                                                    -----------
                                                                     46,215,814
                                                                    -----------

   Building & Materials-1.94%
   Florida Rock Industries ..........................     81,000      3,082,050
  *Texas Industries .................................     71,200      1,730,160
   Universal Forest Products ........................     42,900        914,671
                                                                    -----------
                                                                      5,726,881
                                                                    -----------

   Business Services-1.56%
 *+Handleman ........................................    188,900      2,172,350
 *+United Stationers ................................     84,100      2,422,164
                                                                    -----------
                                                                      4,594,514
                                                                    -----------

   Cable, Media & Publishing-0.62%
   Belo Class A .....................................     85,200      1,816,464
                                                                    -----------
                                                                      1,816,464
                                                                    -----------

   Capital Goods-9.15%
   A.O. Smith .......................................     89,250      2,410,643
  +AGCO .............................................    159,600      3,527,160
   Crane ............................................    140,900      2,808,137
   Federal Signal ...................................    214,600      4,167,532
  +Griffon ..........................................    327,630      4,462,320
   Harsco ...........................................     85,100      2,713,839
   Kaydon ...........................................    143,700      3,047,877
  +Mueller Industries ...............................     72,600      1,978,350
  +Terex ............................................    166,500      1,854,810
                                                                    -----------
                                                                     26,970,668
                                                                    -----------

   Chemicals-2.58%
   H.B. Fuller ......................................    100,500      2,600,940
   MacDermid ........................................    141,000      3,221,850
   Spartech .........................................     86,500      1,784,495
                                                                    -----------
                                                                      7,607,285
                                                                    -----------

   Computers & Technology-7.42%
  +Actel ............................................    149,700      2,428,134
 *+ASM International N.V ............................    200,100      2,581,290
  +Bell Microproducts ...............................    106,400        589,456
  *Inter-Tel ........................................    125,000      2,613,750

                                                          Number       Market
                                                         of Shares     Value
   COMMON STOCK (continued)
   Computers & Technology (continued)
 *+International Rectifier ..........................     98,200    $ 1,812,772
 *+Lawson Software ..................................    391,000      2,248,250
 *+Photon Dynamics ..................................     74,700      1,703,160
  +Photronics .......................................    116,100      1,590,570
  +Storage Technology ...............................    145,000      3,105,900
   Symbol Technologies ..............................    167,000      1,372,740
 *+Veeco Instruments ................................    158,700      1,834,572
                                                                    -----------
                                                                     21,880,594
                                                                    -----------

   Energy-7.05%
 *+Cal Dive International ...........................    141,700      3,329,950
  *Chesapeake Energy ................................    384,100      2,972,934
  +Comstock Resources ...............................    295,300      2,743,337
  +Grey Wolf ........................................    502,700      2,005,773
  +Magnum Hunter Resources ..........................    320,200      1,905,190
   Ocean Energy .....................................    276,200      5,515,714
  +Westport Resources ...............................    111,800      2,325,440
                                                                    -----------
                                                                     20,798,338
                                                                    -----------

   Engineering & Construction-2.02%
   Granite Construction .............................    103,500      1,604,250
  +Jacobs Engineering Group .........................    121,900      4,339,640
                                                                    -----------
                                                                      5,943,890
                                                                    -----------

   Environmental Services-0.44%
 *+Tetra Tech .......................................    106,300      1,296,860
                                                                    -----------
                                                                      1,296,860
                                                                    -----------

   Food, Beverage & Tobacco-3.89%
  *Bunge Limited ....................................    107,300      2,581,638
  +Constellation Brands .............................    264,700      6,276,037
 *+International Multifoods .........................    123,700      2,621,203
                                                                    -----------
                                                                     11,478,878
                                                                    -----------

   Healthcare & Pharmaceuticals-5.52%
 *+Abgenix ..........................................    235,900      1,738,583
  +Celgene ..........................................     73,100      1,569,457
 *+Community Health Systems .........................    139,800      2,878,482
  *Cooper ...........................................     64,100      1,603,782
  +Humana ...........................................    223,100      2,231,000
   Owens & Minor ....................................    139,200      2,285,664
 *+Pharmaceutical Resources .........................     84,500      2,518,100
  +SangStat Medical .................................    127,900      1,445,270
                                                                    -----------
                                                                     16,270,338
                                                                    -----------

   Home Builders-1.96%
  *KB HOME ..........................................    115,800      4,962,030
  +WCI Communities ..................................     81,000        826,200
                                                                    -----------
                                                                      5,788,230
                                                                    -----------

   Metals & Mining-1.43%
 *+Freeport McMoRan Copper & Gold Class B ...........    136,500      2,290,470
   Gibraltar Steel ..................................    101,300      1,928,752
                                                                    -----------
                                                                      4,219,222
                                                                    -----------

   Packaging & Containers-2.92%
 *+Crown Cork & Seal ................................    283,100      2,250,645
  +Pactiv ...........................................    290,600      6,352,516
                                                                    -----------
                                                                      8,603,161
                                                                    -----------

   Paper & Forest Products-0.71%
   Wausau-Mosinee Paper .............................    187,500      2,103,750
                                                                    -----------
                                                                      2,103,750
                                                                    -----------

                                                               Small Cap Value-2

Delaware VIP Small Cap Value Series
Statement of Net Assets (continued)

                                                          Number       Market
                                                         of Shares     Value
   COMMON STOCK (continued)
   Real Estate-7.64%
   Chelsea Property Group ...........................     62,600    $ 2,085,206
   Keystone Property Trust ..........................    123,100      2,089,007
   Mack-Cali Realty .................................     90,700      2,748,210
   Pan Pacific Retail Properties ....................    204,700      7,477,691
   Prentiss Properties Trust ........................    108,100      3,057,068
   Reckson Associates Realty ........................    114,700      2,414,435
   St. Joe ..........................................     88,500      2,655,000
                                                                    -----------
                                                                     22,526,617
                                                                    -----------

   Retail-7.57%
 *+Barnes & Noble ...................................    111,100      2,007,577
 *+Bebe Stores ......................................    109,300      1,464,620
  +Department 56 ....................................     87,300      1,126,170
  +Goody's Family Clothing ..........................    206,800        918,192
  +Jack in the Box ..................................    147,200      2,545,088
 *+Oakley ...........................................    177,200      1,819,844
 *+Rare Hospitality International ...................    153,900      4,250,718
  +Rent-A-Center ....................................     59,100      2,952,045
  +Shoe Carnival ....................................     80,800      1,132,089
  +Sports Authority .................................    122,600        858,200
  +Take-Two Interactive Software ....................    113,100      2,656,719
  +Whitehall Jewellers ..............................     62,100        589,950
                                                                    -----------
                                                                     22,321,212
                                                                    -----------

   Telecommunications-1.88%
  +Amdocs Limited ...................................    263,800      2,590,516
  +Comverse Technology ..............................    199,600      1,999,992
  *Tele Centro Oeste Celular Participacoes ADR ......    234,600        938,400
                                                                    -----------
                                                                      5,528,908
                                                                    -----------

   Textiles, Apparel & Furniture-3.23%
  +Furniture Brands International ...................    140,200      3,343,770
   La-Z-Boy .........................................    101,200      2,426,776
   Phillips-Van Heusen ..............................    157,800      1,824,168
   Wolverine World Wide .............................    127,900      1,932,569
                                                                    -----------
                                                                      9,527,283
                                                                    -----------

   Transportation & Shipping-4.12%
   Alexander & Baldwin ..............................    166,800      4,301,772
  +Arkansas Best ....................................     92,000      2,390,252

                                                          Number       Market
                                                         of Shares     Value
  COMMON STOCK (continued)
  Transportation & Shipping (continued)
 +Kirby ........................................          99,600   $   2,728,044
 +SCS Transportation ...........................          56,900         563,879
*+Yellow .......................................          86,300       2,173,983
                                                                   -------------
                                                                      12,157,930
                                                                   -------------
  Utilities-3.11%
  Black Hills ..................................          54,100       1,434,732
*+El Paso Electric .............................         173,200       1,905,200
  PNM Resources ................................         107,200       2,553,504
 *Southwest Gas ................................         140,100       3,285,345
                                                                   -------------
                                                                       9,178,781
                                                                   -------------
  Total Common Stock
    (cost $277,265,269) ........................                     281,303,123
                                                                   -------------
  Warrants-0.00%
 +Magnum Hunter Resources ......................          34,780          10,086
                                                                   -------------
  Total Warrants (cost $0) .....................                          10,086
                                                                   -------------


                                                         Principal
                                                          Amount

REPURCHASE AGREEMENTS-6.91%
With BNP Paribas 1.07% 1/2/03
  (dated 12/31/02, collateralized
  by $8,824,000 U.S. Treasury Bills
  due 6/19/03, market
  value $8,776,686) ............................       $ 8,602,000     8,602,000
With J.P. Morgan Securities 1.03%
  1/2/03 (dated 12/31/02, collateralized
  by $3,175,000 U.S. Treasury Notes
  2.875% due 6/30/04, market
  value $3,244,997) ............................         3,178,000     3,178,000
With UBS Warburg 1.10% 1/2/03
  (dated 12/31/02, collateralized by
  $8,656,000 U.S. Treasury Notes
  3.875% due 6/30/03, market
  value $8,775,255) ............................         8,602,000     8,602,000
                                                                   -------------
Total Repurchase Agreements
  (cost $20,382,000) ...........................                      20,382,000
                                                                   -------------

TOTAL MARKET VALUE OF SECURITIES-102.31% (cost $297,647,269) ....................................................    301,695,209

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-11.40% (cost $33,600,878)++......................     33,600,878

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(11.40%)++....................................................    (33,600,878)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.31%) .........................................................     (6,823,448)
                                                                                                                    ------------
NET ASSETS APPLICABLE TO 16,261,596 SHARES OUTSTANDING-100.00% ..................................................   $294,871,761
                                                                                                                    ============
NET ASSET VALUE-DELAWARE VIP SMALL CAP VALUE SERIES STANDARD CLASS ($170,630,399 / 9,407,461 shares) ............         $18.14
                                                                                                                          ======
NET ASSET VALUE-DELAWARE VIP SMALL CAP VALUE SERIES SERVICE CLASS ($124,241,362 / 6,854,135 shares) .............         $18.13
                                                                                                                          ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization - no par) ................................................   $297,091,200
Undistributed net investment income .............................................................................      1,368,196
Accumulated net realized loss on investments ....................................................................     (7,635,575)
Net unrealized appreciation of investments ......................................................................      4,047,940
                                                                                                                    ------------
Total net assets ................................................................................................   $294,871,761
                                                                                                                    ============

 +Non-income producing security for the year ended December 31, 2002. ++See Note #7 in Notes to the Financial Statements.
 *Fully or partially on loan.
  ADR - American Depositary Receipt's

                             See accompanying notes

                                                               Small Cap Value-3

Delaware VIP Trust-
Delaware VIP Small Cap Value Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends .................................................        $  3,632,154
Interest ..................................................             304,140
Security lending income ...................................               4,237
                                                                   ------------
                                                                      3,940,531
                                                                   ------------
EXPENSES:
Management fees ...........................................           2,148,274
Distribution expense - Service Class ......................             157,487
Accounting and administration expenses ....................             126,530
Reports and statements to shareholders ....................              47,841
Professional fees .........................................              29,745
Dividend disbursing and transfer agent fees
   and expenses ...........................................              29,216
Custodian fees ............................................              15,567
Trustees' fees ............................................              10,424
Registration fees .........................................                 238
Other .....................................................              52,235
                                                                   ------------
                                                                      2,617,557
Less expenses absorbed or waived ..........................              (8,794)
Less expenses paid indirectly .............................              (6,874)
                                                                   ------------
Total expenses ............................................           2,601,889
                                                                   ------------

NET INVESTMENT INCOME .....................................           1,338,642
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ..........................          (6,770,192)
Net change in unrealized appreciation /
   depreciation of investments ............................         (23,899,199)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .........................................         (30,669,391)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................        $(29,330,749)
                                                                   ============

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Small Cap Value Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                   12/31/02          12/31/01
                                                   --------          --------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ......................     $  1,338,642      $  1,192,315
Net realized gain (loss) on investments.....       (6,770,192)        9,196,686
Net change in unrealized appreciation /
   depreciation of investments .............      (23,899,199)        6,533,980
                                                 ------------      ------------
Net increase (decrease) in net assets
   resulting from operations ...............      (29,330,749)       16,922,981
                                                 ------------      ------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..........................         (923,546)       (1,092,042)
   Service Class ...........................         (278,344)          (17,830)
Net realized gain on investments:
   Standard Class ..........................       (2,113,500)             --
   Service Class ...........................         (860,337)             --
                                                 ------------      ------------
                                                   (4,175,727)       (1,109,872)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..........................      109,997,552       125,692,721
   Service Class ...........................      114,146,812        45,275,971
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ..........................        3,037,046         1,092,042
   Service Class ...........................        1,138,681            17,830
                                                 ------------      ------------
                                                  228,320,091       172,078,564
                                                 ------------      ------------
Cost of shares repurchased:
   Standard Class ..........................      (78,807,020)      (91,516,470)
   Service Class ...........................      (20,010,687)       (2,667,142)
                                                 ------------      ------------
                                                  (98,817,707)      (94,183,612)
                                                 ------------      ------------
Increase in net assets derived from
   capital share transactions ..............      129,502,384        77,894,952
                                                 ------------      ------------

NET INCREASE IN NET ASSETS .................       95,995,908        93,708,061

NET ASSETS:
Beginning of period ........................      198,875,853       105,167,792
                                                 ------------      ------------
End of period ..............................     $294,871,761      $198,875,853
                                                 ============      ============

                             See accompanying notes

                                                               Small Cap Value-4

Delaware VIP Trust-Delaware VIP Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                             Delaware VIP Small Cap Value Series Standard Class
                                                                                              Year Ended
                                                                  12/31/02       12/31/01      12/31/00     12/31/99      12/31/98
                                                                  ----------------------------------------------------------------
Net asset value, beginning of period ..........................    $19.530        $17.650       $15.360      $16.450       $17.920

Income (loss) from investment operations:
Net investment income(1) ......................................      0.101          0.162         0.182        0.182         0.196
Net realized and unrealized gain (loss) on investments ........     (1.149)         1.899         2.524       (0.997)       (1.036)
                                                                   -------        -------       -------      -------       -------
Total from investment operations ..............................     (1.048)         2.061         2.706       (0.815)       (0.840)
                                                                   -------        -------       -------      -------       -------

Less dividends and distributions from:
Net investment income .........................................     (0.104)        (0.181)       (0.185)      (0.195)       (0.135)
Net realized gain on investments ..............................     (0.238)             -        (0.231)      (0.080)       (0.495)
                                                                   -------        -------       -------      -------       -------
Total dividends and distributions .............................     (0.342)        (0.181)       (0.416)      (0.275)       (0.630)
                                                                   -------        -------       -------      -------       -------

Net asset value, end of period ................................    $18.140        $19.530       $17.650      $15.360       $16.450
                                                                   =======        =======       =======      =======       =======

Total return(2) ...............................................     (5.60%)        11.84%        18.18%       (4.86%)       (4.79%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................   $170,630       $152,827      $103,914      $95,425      $103,989
Ratio of expenses to average net assets .......................      0.85%          0.84%         0.85%        0.85%         0.83%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ....................      0.85%          0.86%         0.89%        0.85%         0.85%
Ratio of net investment income to average net assets ..........      0.52%          0.89%         1.18%        1.16%         1.32%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ...      0.52%          0.87%         1.14%        1.16%         1.30%
Portfolio turnover ............................................        43%            73%           84%          47%           45%

--------------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                               Small Cap Value-5

Delaware VIP Small Cap Value Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                      Delaware VIP Small Cap Value Series Service Class
                                                                            Year              Year          5/1/00(1)
                                                                            Ended             Ended             to
                                                                          12/31/02          12/31/01         12/31/00
                                                                          -------------------------------------------
Net asset value, beginning of period ...............................       $19.520           $17.650          $14.860

Income (loss) from investment operations:
Net investment income(2) ...........................................         0.072             0.135            0.124
Net realized and unrealized gain (loss) on investments .............        (1.147)            1.900            2.666
                                                                           -------           -------          -------
Total from investment operations ...................................        (1.075)            2.035            2.790
                                                                           -------           -------          -------

Less dividends and distributions from:
Net investment income ..............................................        (0.077)           (0.165)               -
Net realized gain on investments ...................................        (0.238)                -                -
                                                                           -------           -------          -------
Total dividends and distributions ..................................        (0.315)           (0.165)               -
                                                                           -------           -------          -------

Net asset value, end of period .....................................       $18.130           $19.520          $17.650
                                                                           =======           =======          =======

Total return(3) ....................................................        (5.72%)           11.68%           18.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................      $124,241           $46,049           $1,254
Ratio of expenses to average net assets ............................         1.00%             0.99%            1.00%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly ....................................         1.00%             1.01%            1.06%
Ratio of net investment income to average net assets ...............         0.37%             0.74%            1.02%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly .................         0.37%             0.72%            0.96%
Portfolio turnover .................................................           43%               73%              84%

---------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                               Small Cap Value-6

Delaware VIP Trust-Delaware VIP Small Cap Value Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares do carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,874 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 0.95% from May 1, 2002 through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                               Small Cap Value-7

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                     Dividend disbursing,           Other
  Investment         transfer agent fees,          expenses
  management             accounting                 payable
fee payable to       and other expenses             to DMC
     DMC               payable to DSC            and affiliates
--------------       -------------------         --------------
  $(179,661)             $(16,073)                 $(79,612)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .......................     $245,969,652
Sales ...........................     $115,942,482

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                     Aggregate               Aggregate
  Cost of            unrealized              unrealized           Net unrealized
investments         appreciation            depreciation           appreciation
-----------         ------------            ------------          --------------
$298,781,450        $29,363,849             $(26,450,090)           $2,913,759

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                            Year            Year
                                            Ended           Ended
                                          12/31/02        12/31/01
                                          --------        --------
Ordinary income ......................   $1,417,308      $1,109,872
Long-term capital gain ...............    2,758,419               -
                                         ----------      ----------
Total ................................   $4,175,727      $1,109,872
                                         ==========      ==========

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest .............................   $ 297,091,200
Undistributed ordinary income .............................       1,368,196
Capital loss carryforwards ................................      (1,832,649)
Post-October losses .......................................      (4,668,745)
Unrealized appreciation of investments ....................       2,913,759
                                                              -------------
Net assets ................................................   $ 294,871,761
                                                              =============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,832,649 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                               Small Cap Value-8

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year                Year
                                                  Ended               Ended
                                                12/31/02            12/31/01
                                                --------            --------
Shares sold:
   Standard Class .........................     5,392,568           6,945,878
   Service Class ..........................     5,538,250           2,443,191
Shares issued upon reinvestment of
   dividends and distributions:
   Standard Class .........................       144,897              64,810
   Service Class ..........................        54,301               1,057
                                               ----------          ----------
                                               11,130,016           9,454,936
                                               ----------          ----------
Shares repurchased:
   Standard Class .........................    (3,956,962)         (5,071,850)
   Service Class ..........................    (1,097,733)           (155,992)
                                               ----------          ----------
                                               (5,054,695)         (5,227,842)
                                               ----------          ----------

Net increase ..............................     6,075,321           4,227,094
                                               ==========          ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002 or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of the securities on loan was $32,287,828.

                                                               Small Cap Value-9

Delaware VIP Small Cap Value Series
Notes to Financial Statements (continued)

7. Securities Lending (continued)
The securities on loan were collateralized by the following:

Description                                          Market Value
-----------                                          ------------
Morgan Stanley Dean Witter 1.60% 1/16/03 ........    $ 1,496,626
Toyota Motor Credit 1.43% 2/20/03 ...............      2,993,251
Wachovia Bank 1.5325% 5/8/03 ....................      1,496,626
Morgan Stanley Dean Witter 1.9025% 2/2/04 .......        598,650
Canadian Imperial Bank NY 1.4098% 10/9/03 .......        299,183
Natexis Banques Populaires NY 1.4698% 10/15/03 ..        598,352
GE Life and Annuity 1.46% 3/31/03 ...............      1,795,951
Aegon NV 1.4979% 3/18/03 ........................      2,992,671
MBNA Master Credit Card 1.4601% 3/15/04 .........        599,169
Racers Series 2002-35-C 1.7221% 4/15/04 .........      1,487,896
Sigma Finance 1.3502% 1/15/03 ...................      1,198,236
MBNA 1998-A A 1.4345% 3/17/03 ...................        598,794
Grampian Funding LLC 1.3847% 2/12/03 ............        536,947
Mont Blanc 1.4028% 1/22/03 ......................        298,731
Merrill Lynch Mortgage Capital 1.4525% 1/6/03 ...      1,496,626
Racers Series 1999-35-MM 1.57% 9/16/03 ..........      1,795,951
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03 ...     13,317,218
                                                     -----------
                                                     $33,600,878
                                                     ===========

8. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

    (A)                   (B)
  Long-Term             Ordinary
Capital Gains            Income                  Total                   (C)
Distributions         Distributions          Distributions           Qualifying
 (Tax Basis)           (Tax Basis)            (Tax Basis)           Dividends(1)
-------------         -------------          -------------          ------------
    66%                   34%                    100%                   100%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                              Small Cap Value-10

Delaware VIP Trust-Delaware VIP Small Cap Value Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Small Cap Value Series

We have audited the accompanying statement of net assets of Delaware VIP Small Cap Value Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Small Cap Value Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young
                                             -----------------
                                             Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                              Small Cap Value-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich               Trustee             15 Years              Board Chairman -           107             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                 Trustee            24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                    Trustee             2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr                Trustee             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                   Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                              Small Cap Value-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison              Trustee             9 Years                 President/Chief           107       Director - Valmont
   2005 Market Street                                                        Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                          MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                               and Consulting)                     Telecentrics Inc.
                                                                          (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans               Trustee             4 Years     Vice President/Mergers & Acquisition  107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                      (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Year    President and Chief Executive Officer   107             None
   2005 Market Street         President and                           of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                              Small Cap Value-13

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Social Awareness Series

Portfolio Snapshot

   We were very pleased with the results of Delaware VIP Social Awareness Series (the "Series") results during the autumn market rally. The Series captured most of the market's appreciation, a difficult feat for a stock portfolio that was not significantly overweighted in technology (our technology weighting was about equal to that of our benchmark index). Performance in this friendlier environment affirms our confidence in the long-term effectiveness of our investment strategy, which relies more heavily on stock selection than overweighting or underweighting particular industries or sectors.

   For the fiscal year ended December 31, 2002, the Series returned -22.85% (Standard Class shares with distributions reinvested), while its benchmark, the Standard & Poor's (S&P) 500 Index, fell -22.09%. During the year, the Series benefited from a number of companies that experienced significant price increases, including Fidelity National Financial, Saks, and Ecolab. Technology, telecommunications, and cable and media holdings were significant detractors from the Series' return.

Investment Outlook

   Though we are hopeful that the bear market is ending, we believe stock prices may be susceptible to market pullbacks until the economic and corporate profit outlooks become clearer and investors regain confidence in business financial reporting. As always, we will maintain a diversified portfolio in order to spread out the risks of the market. We will strive to take advantage of retreating prices to select stocks that we believe are attractively valued, but also have positive earnings momentum working for them.

   We believe Delaware VIP Social Awareness Series' investment process provides an excellent way to seek strong capital appreciation over the long term and are optimistic that the Series can capitalize on any improvements in stock market sentiment going forward.

Performance of a $10,000 Investment:
May 1, 1997 (Series' inception) through
December 31, 2002

                          S&P 500           Delaware VIP Social Awareness Series
                           Index                  (Standard Class Shares)
                          -------           ------------------------------------
May. '97                  $10,480                          $10,000
Dec. '97                  $12,840                          $11,553
Dec. '98                  $14,824                          $14,854
Dec. '99                  $16,738                          $17,982
Dec. '00                  $15,169                          $16,344
Dec. '01                  $13,722                          $14,402
Dec. '02                  $10,587                          $11,221

                  Delaware VIP Social Awareness Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares**

Lifetime               +1.01%               -16.11%
Five Years             -3.78%                   --
One Year              -22.85%               -22.98%

       For the periods ended December 31, 2002

 * Commenced operations on May 1, 1997.

** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Social Awareness Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Social Awareness Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                              Social Awareness-1

Delaware VIP Trust-Delaware VIP Social Awareness Series
Statement of Net Assets
December 31, 2002

                                                          Number         Market
                                                         of Shares       Value

 COMMON STOCK-99.79%
 Automobiles & Automotive Parts-0.87%
+American Axle & Manufacturing .................             600      $   14,052
 ArvinMeritor ..................................           2,100          35,007
 Autoliv .......................................             700          14,651
 Delphi Automotive Systems .....................           3,400          27,370
+Lear ..........................................           1,100          36,608
                                                                      ----------
                                                                         127,688
                                                                      ----------
 Banking & Finance-16.46%
 American Express ..............................           3,600         127,260
 AmSouth Bancorporation ........................           3,200          61,440
 Bank of America ...............................           4,300         299,151
 Bank of New York ..............................           2,000          47,920
 Bank One ......................................           2,512          91,814
 Block (H&R) ...................................           1,900          76,380
 Capital One Financial .........................           1,400          41,608
 Citigroup .....................................          10,200         358,938
 Comerica ......................................           1,900          82,156
 Countrywide Credit Industries .................             700          36,155
 Fannie Mae ....................................           3,100         199,423
 Golden West Financial .........................             200          14,362
 Goldman Sachs Group ...........................             300          20,430
 J.P. Morgan Chase .............................           4,900         117,600
 MBNA ..........................................           1,350          25,677
 Mellon Financial ..............................           1,600          41,776
 Merrill Lynch & Company .......................           2,500          94,875
 Morgan Stanley Dean Witter ....................           2,100          83,832
 SunTrust Banks ................................           1,400          79,688
 UnumProvident .................................           3,400          59,636
 U.S. Bancorp ..................................           7,718         163,776
 Washington Mutual .............................           4,100         141,573
 Wells Fargo ...................................           3,300         154,671
                                                                      ----------
                                                                       2,420,141
                                                                      ----------
 Basic Industry/Capital Goods-4.52%
+American Standard .............................             800          56,912
 Avery Dennison ................................           1,500          91,620
 Federal Signal ................................           3,900          75,738
 Hillenbrand Industries ........................           2,100         101,451
 Ingersoll-Rand ................................           2,100          90,426
 Pentair .......................................           2,500          86,375
 Teleflex ......................................           2,100          90,069
 York International ............................           2,800          71,596
                                                                      ----------
                                                                         664,187
                                                                      ----------
 Building & Materials-0.51%
 Martin Marietta Materials .....................           2,000          61,320
 Pulte Homes ...................................             300          14,361
                                                                      ----------
                                                                          75,681
                                                                      ----------
 Business Services-1.58%
 Pitney Bowes ..................................           2,200          71,852
+Republic Services .............................           4,100          86,018
 ServiceMaster .................................           6,700          74,370
                                                                      ----------
                                                                         232,240
                                                                      ----------

                                                         Number          Market
                                                        of Shares        Value

 COMMON STOCK (continued)
 Cable, Media & Publishing-3.94%
+AOL Time Warner .............................           15,700       $  205,670
+Clear Channel Communications ................            1,700           63,393
+Comcast Special Class A .....................            3,800           85,842
+Dun & Bradstreet ............................              900           31,041
+Liberty Media Class A .......................            3,000           26,820
 Walt Disney .................................           10,200          166,362
                                                                      ----------
                                                                         579,128
                                                                      ----------
 Chemicals-2.50%
 Ecolab ......................................            2,100          103,950
 Lubrizol ....................................            1,100           33,550
 Praxair .....................................            1,800          103,986
 RPM International ...........................            2,200           33,616
 Sigma-Aldrich ...............................            1,900           92,530
                                                                      ----------
                                                                         367,632
                                                                      ----------
 Consumer Non-Durable/Other-8.38%
 Clorox ......................................            2,900          119,625
 Coca-Cola Enterprises .......................            4,000           86,880
+Del Monte Foods Company .....................            1,295            9,973
 Dial ........................................            1,600           32,592
+Energizer Holdings ..........................            2,600           72,540
 General Mills ...............................              900           42,255
 Gillette ....................................            7,900          239,844
 Heinz (H.J.) ................................            2,900           95,323
 Kellogg Company .............................            3,100          106,237
 McDonald's ..................................            6,900          110,952
 Newell Rubbermaid ...........................            3,300          100,089
 Nike ........................................              800           35,576
 Pepsi Bottling Group ........................            2,900           74,530
 Wrigley, (WM) Jr ............................              600           32,928
+Yum Brands ..................................            3,000           72,660
                                                                      ----------
                                                                       1,232,004
                                                                      ----------
 Consumer Services/Other-1.04%
+Cendant .....................................            8,100           84,888
+Host Marriott ...............................            7,700           68,145
                                                                      ----------
                                                                         153,033
                                                                      ----------
 Electronics & Electrical
 Equipment-2.03%
 Emerson Electric ............................            2,400          122,040
 Matsushita Electric ADR .....................            3,100           29,760
 Philips Electronics .........................            3,600           63,648
 Sony ADR ....................................            2,000           82,620
                                                                      ----------
                                                                         298,068
                                                                      ----------
 Energy-6.50%
 Apache ......................................            2,500          142,475
+BJ Services .................................            2,400           77,544
 Burlington Resources ........................            2,600          110,890
 EOG Resources ...............................            2,700          107,784
 Equitable Resources .........................            3,000          105,120
+Noble .......................................            2,700           94,905
 Noble Energy ................................            2,600           97,630
 Questar .....................................            2,400           66,768
+Smith International .........................            2,400           78,288
 Tidewater ...................................            2,400           74,640
                                                                      ----------
                                                                         956,044
                                                                      ----------

                                                              Social Awareness-2

Delaware VIP Social Awareness Series
Statement of Net Assets (continued)

                                                         Number          Market
                                                        of Shares        Value

 COMMON STOCK (continued)
 Healthcare & Pharmaceuticals-16.68%
 Abbott Laboratories ...........................           5,900      $  236,000
 Allergan ......................................             800          46,096
 AmeriSourceBergen .............................           1,100          59,741
+Amgen .........................................           2,400         116,016
 AstraZeneca ADR ...............................           4,900         171,941
 Baxter International ..........................           3,100          86,800
 Becton Dickinson ..............................           2,400          73,656
 C.R. Bard .....................................             700          40,600
 Cardinal Health ...............................           1,700         100,623
 Eli Lilly .....................................           8,700         552,449
+Forest Laboratories ...........................             400          39,288
+Genentech .....................................           2,000          66,320
+Guidant .......................................           2,900          89,465
 HCA ...........................................           1,900          78,850
 Health Management Associates ..................           4,300          76,970
+Henry Schein ..................................             400          18,000
 IMS Health ....................................           4,400          70,400
+IVAX ..........................................           4,250          51,553
 McKesson ......................................           3,000          81,090
 Novartis ADR ..................................           5,500         202,015
 PerkinElmer ...................................           8,600          70,950
+Steris ........................................           1,300          31,525
+Tenet Healthcare ..............................           1,800          29,520
+Wellpoint Health Networks .....................             900          64,044
                                                                      ----------
                                                                       2,453,912
                                                                      ----------
 Insurance-4.97%
 Allstate ......................................           4,380         162,016
 American International Group ..................           3,600         208,260
 Brown & Brown .................................             900          29,088
 Cigna .........................................           1,300          53,456
 Fidelity National Financial ...................           2,300          75,509
 John Hancock Financial Services ...............           1,400          39,060
 MGIC Investment ...............................             200           8,260
 MONY Group ....................................           2,000          47,880
 Nationwide Financial Services .................           1,500          42,975
 Old Republic International ....................             800          22,400
+Travelers Property & Casualty .................           1,748          25,608
+Travelers Property & Casualty Class B .........           1,127          16,511
                                                                      ----------
                                                                         731,023
                                                                      ----------
 Packaging & Containers-1.04%
 Bemis .........................................           1,000          49,630
+Pactiv ........................................           2,500          54,650
 Sonoco Products ...............................           2,100          48,153
                                                                      ----------
                                                                         152,433
                                                                      ----------
 Real Estate-1.61%
 AvalonBay Communities .........................           1,200          46,968
 Duke-Weeks Realty .............................           1,100          27,995
 Equity Office Properties Trust ................           3,900          97,422
 Equity Residential Properties Trust ...........           1,500          36,870
 Kimco Realty ..................................             900          27,576
                                                                      ----------
                                                                         236,831
                                                                      ----------

                                                         Number          Market
                                                        of Shares        Value

 COMMON STOCK (continued)
 Retail-7.62%
+Abercrombie & Fitch Class A .................              800       $   16,368
+Best Buy ....................................            2,200           53,130
+BJ's Wholesale Club .........................            1,600           29,280
 CVS .........................................            3,500           87,395
+Federated Department Stores .................            3,100           89,156
 Home Depot ..................................            8,300          198,868
 J.C. Penney .................................            2,500           57,525
+Kohl's ......................................            1,200           67,140
+Kroger ......................................            4,900           75,705
 Limited .....................................            2,200           30,646
 Nordstrom ...................................            4,000           75,880
 Pier 1 Imports ..............................            1,000           18,930
+Safeway .....................................            2,200           51,392
+Saks ........................................            6,800           79,832
 Sears, Roebuck ..............................            2,900           69,455
 Talbots .....................................              400           11,012
 Target ......................................              800           24,000
+Williams & Sonoma ...........................              900           24,435
 Winn-Dixie Stores ...........................            3,900           59,592
                                                                      ----------
                                                                       1,119,741
                                                                      ----------
 Technology/Communications-2.74%
+Cisco Systems ...............................           15,700          205,670
+Comverse Technology .........................            4,300           43,086
 Nokia ADR ...................................            6,200           96,100
+Qualcomm ....................................            1,600           58,224
                                                                      ----------
                                                                         403,080
                                                                      ----------
 Technology/Components-0.18%
+Arrow Electronics ...........................            2,100           26,859
                                                                      ----------
                                                                          26,859
                                                                      ----------
 Technology/Hardware-3.38%
+Dell Computer ...............................            7,500          200,550
+EMC .........................................            8,300           50,962
 Hewlett-Packard .............................            4,800           83,328
+Lexmark International Group A ...............            1,200           72,600
 Scientific-Atlanta ..........................            3,300           39,138
 Symbol Technologies .........................            6,100           50,142
                                                                      ----------
                                                                         496,720
                                                                      ----------
 Technology/Semiconductors-2.88%
+Altera ......................................            3,500           43,190
+Applied Materials ...........................            3,800           49,514
 Intel .......................................           15,600          242,892
 Microchip Technology ........................              900           22,005
 Texas Instruments ...........................            4,400           66,044
                                                                      ----------
                                                                         423,645
                                                                      ----------
 Technology/Software-5.01%
+Activision ..................................              900           13,131
 Adobe Systems ...............................            1,300           32,383
+Cadence Design Systems ......................            2,800           33,012
+Microsoft ...................................           10,000          517,000
+Oracle ......................................           13,000          140,400
                                                                      ----------
                                                                         735,926
                                                                      ----------

                                                              Social Awareness-3

Delaware VIP Social Awareness Series
Statement of Net Assets (continued)

                                                         Number         Market
                                                        of Shares       Value

 COMMON STOCK (continued)
 Technology/Systems-0.43%
 Automatic Data Processing ...................            1,600         $ 62,800
                                                                        --------
                                                                          62,800
                                                                        --------
 Telecommunications-3.85%
+AT&T Wireless Services ......................            5,000           28,250
 BellSouth ...................................            6,400          165,568
 CenturyTel ..................................            2,500           73,450
 SBC Communications ..........................           11,000          298,210
                                                                        --------
                                                                         565,478
                                                                        --------


                                                         Number         Market
                                                        of Shares       Value

COMMON STOCK (continued)
Transportation & Shipping-1.07%
FedEx ........................................            2,900      $   157,238
                                                                     -----------
                                                                         157,238
                                                                     -----------
Total Common Stock
   (cost $16,116,905) ........................                        14,671,532
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES-99.79% (cost $16,116,905) .......................................................   14,671,532

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.21% ............................................................       30,705
                                                                                                                    -----------
NET ASSETS APPLICABLE TO 1,577,731 SHARES OUTSTANDING-100.00% ....................................................  $14,702,237
                                                                                                                    ===========
NET ASSET VALUE-DELAWARE VIP SOCIAL AWARENESS SERIES STANDARD CLASS ($14,010,086 / 1,503,374 shares) .............        $9.32
                                                                                                                          =====
NET ASSET VALUE-DELAWARE VIP SOCIAL AWARENESS SERIES SERVICE CLASS ($692,151 / 74,357 shares) ....................        $9.31
                                                                                                                          =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...................................................  $21,499,808
Undistributed net investment income ..............................................................................      116,216
Accumulated net realized loss on investments .....................................................................   (5,468,414)
Net unrealized depreciation of investments .......................................................................   (1,445,373)
                                                                                                                    -----------
Total net assets .................................................................................................  $14,702,237
                                                                                                                    ===========

-----------------
+Non-income producing security for the year ended December 31, 2002.

 ADR-American Depositary Receipts

                             See accompanying notes

                                                              Social Awareness-4

Delaware VIP Trust-
Delaware VIP Social Awareness Series Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ....................................................      $   265,659
Interest .....................................................            2,025
                                                                    -----------
                                                                        267,684
                                                                    -----------
EXPENSES:
Management fees ..............................................          144,553
Accounting and administration expenses .......................            5,186
Custodian fees ...............................................            3,025
Distribution expense - Service Class .........................            1,255
Reports and statements to shareholders .......................            1,122
Dividend disbursing and transfer agent fees
   and expenses ..............................................              908
Trustees' fees ...............................................              470
Professional fees ............................................              455
Registration fees ............................................              100
Other ........................................................              219
                                                                    -----------
                                                                        157,293
Less expenses absorbed or waived .............................           (6,837)
Less expenses paid indirectly ................................             (463)
                                                                    -----------
Total expenses ...............................................          149,993
                                                                    -----------

NET INVESTMENT INCOME ........................................          117,691
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments .............................       (4,283,539)
Net change in unrealized appreciation / depreciation
   of investments ............................................       (1,031,005)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ............................................       (5,314,544)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................      $(5,196,853)
                                                                    ===========

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Social Awareness Series Statements of Changes in Net
Assets

                                                             Year Ended
                                                     12/31/02         12/31/01
                                                     --------         --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ........................     $   117,691      $    75,967
Net realized loss on investments .............      (4,283,539)      (1,167,324)
Net change in unrealized appreciation /
   depreciation of investments ...............      (1,031,005)      (1,859,074)
                                                   -----------      -----------
Net decrease in net assets resulting
   from operations ...........................      (5,196,853)      (2,950,431)
                                                   -----------      -----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ............................         (74,145)         (59,393)
   Service Class .............................          (1,748)            (572)
Net realized gain on investments:
   Standard Class ............................            --         (2,340,080)
   Service Class .............................            --            (33,791)
                                                   -----------      -----------
                                                       (75,893)      (2,433,836)
                                                   -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................         960,486        1,438,746
   Service Class .............................         141,850          738,660
Netasset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ............................          74,145        2,399,473
   Service Class .............................           1,748           34,363
                                                   -----------      -----------
                                                     1,178,229        4,611,242
                                                   -----------      -----------

Cost of shares repurchased:
   Standard Class ............................      (4,929,291)      (6,607,472)
   Service Class .............................        (160,793)         (38,739)
                                                   -----------      -----------
                                                    (5,090,084)      (6,646,211)
                                                   -----------      -----------

Decrease in net assets derived from
   capital share transactions ................      (3,911,855)      (2,034,969)
                                                   -----------      -----------

NET DECREASE IN NET ASSETS ...................      (9,184,601)      (7,419,236)

NET ASSETS:
Beginning of period ..........................      23,886,838       31,306,074
                                                   -----------      -----------
End of period ................................     $14,702,237      $23,886,838
                                                   ===========      ===========

                             See accompanying notes

                                                              Social Awareness-5

Delaware VIP Trust-Delaware VIP Social Awareness Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Social Awareness Series Standard Class
                                                                                            Year Ended
                                                              12/31/02       12/31/01        12/31/00       12/31/99      12/31/98
                                                              --------------------------------------------------------------------
Net asset value, beginning of period .......................   $12.120        $14.790         $16.360        $14.550       $12.840

Income (loss) from investment operations:
Net investment income(1) ...................................     0.065          0.037           0.028          0.036         0.065
Net realized and unrealized gain (loss) on investments .....    (2.825)        (1.495)         (1.556)         1.834         1.880
                                                               -------        -------         -------        -------       -------
Total from investment operations ...........................    (2.760)        (1.458)         (1.528)         1.870         1.945
                                                               -------        -------         -------        -------       -------

Less dividends and distributions from:
Net investment income ......................................    (0.040)        (0.030)         (0.042)        (0.060)       (0.050)
Net realized gain on investments ...........................         -         (1.182)              -              -        (0.185)
                                                               -------        -------         -------        -------       -------
Total dividends and distributions ..........................    (0.040)        (1.212)         (0.042)        (0.060)       (0.235)
                                                               -------        -------         -------        -------       -------

Net asset value, end of period .............................   $ 9.320        $12.120         $14.790        $16.360       $14.550
                                                               =======        =======         =======        =======       =======

Total return(2) ............................................   (22.85%)        (9.54%)         (9.37%)        12.91%        15.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................   $14,010        $22,948         $31,012        $36,739       $26,962
Ratio of expenses to average net assets ....................     0.77%          0.85%           0.85%          0.85%         0.83%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .................     0.81%          0.85%           0.91%          0.90%         0.89%
Ratio of net investment income to average net assets .......     0.62%          0.29%           0.17%          0.30%         0.80%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ......     0.58%          0.29%           0.11%          0.25%         0.74%
Portfolio turnover .........................................       34%            50%             71%            22%           30%

--------------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                              Social Awareness-6

Delaware VIP Social Awareness Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Social Awareness Service Class Series
                                                                            Year                Year           5/1/00(1)
                                                                            Ended               Ended             to
                                                                           12/31/02            12/31/01        12/31/00
                                                                           --------------------------------------------
Net asset value, beginning of period ................................      $12.110              $14.790         $16.440

Income (loss) from investment operations:
Net investment income (loss)(2) .....................................        0.049                0.019          (0.002)
Net realized and unrealized loss on investments .....................       (2.827)              (1.497)         (1.648)
                                                                           -------              -------         -------
Total from investment operations ....................................       (2.778)              (1.478)         (1.650)
                                                                           -------              -------         -------

Less dividends and distributions from:
Net investment income ...............................................       (0.022)              (0.020)              -
Net realized gain on investments ....................................            -               (1.182)              -
                                                                           -------              -------         -------
Total dividends and distributions ...................................       (0.022)              (1.202)              -
                                                                           -------              -------         -------

Net asset value, end of period ......................................      $ 9.310              $12.110         $14.790
                                                                           =======              =======         =======

Total return(3) .....................................................      (22.98%)              (9.69%)        (10.04%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .............................         $692                 $939            $294
Ratio of expenses to average net assets .............................        0.92%                1.00%           1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..........................        0.96%                1.00%           1.06%
Ratio of net investment income (loss) to average net assets .........        0.47%                0.14%          (0.01%)
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly .........        0.43%                0.14%          (0.07%)
Portfolio turnover ..................................................          34%                  50%             71%

----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                              Social Awareness-7

Delaware VIP Trust-Delaware VIP Social Awareness Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Social Awareness Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $463 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                              Social Awareness-8

Delaware VIP Social Awareness Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                       Dividend disbursing,           Other
  Investment           transfer agent fees,          expenses
  management               accounting                 payable
fee payable to         and other expenses             to DMC
    DMC                  payable to DSC            and affiliates
--------------         --------------------        --------------
  $(2,932)                   $(859)                   $(3,368)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases .........................    $ 6,457,876
Sales .............................    $10,359,110

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                    Aggregate               Aggregate
  Cost of          unrealized               unrealized           Net unrealized
investments       appreciation             depreciation           depreciation
-----------       ------------             ------------          --------------
$16,247,522        $1,195,984              $(2,771,974)           $(1,575,990)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                      Year       Year
                                      Ended      Ended
                                    12/31/02    12/31/01
                                    --------    --------
Ordinary income ................    $75,893    $  346,498
Long-term capital gain .........          -     2,087,338
                                    -------    ----------
Total ..........................    $75,893    $2,433,836
                                    =======    ==========

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ......................   $ 21,499,808
Undistributed ordinary income ......................        116,216
Capital loss carryforwards .........................     (5,196,744)
Post-October losses ................................       (141,053)
Unrealized depreciation of investments .............     (1,575,990)
                                                       ------------
Net assets .........................................   $ 14,702,237
                                                       ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $502,907 expires in 2009 and $4,693,837 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                              Social Awareness-9

Delaware VIP Social Awareness Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Year             Year
                                                       Ended            Ended
                                                     12/31/02          12/31/01
                                                     --------          --------
Shares sold:
   Standard Class .............................        93,289           112,809
   Service Class ..............................        12,647            57,997

Shares issued upon reinvestment of
   dividends and distributions:
   Standard Class .............................         6,123           205,787
   Service Class ..............................           144             2,945
                                                    ---------          --------
                                                      112,203           379,538
                                                    ---------          --------
Shares repurchased:
   Standard Class .............................      (488,986)         (522,449)
   Service Class ..............................       (15,946)           (3,289)
                                                    ---------          --------
                                                     (504,932)         (525,738)
                                                    ---------          --------

Net decrease ..................................      (392,729)         (146,200)
                                                    =========          ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

       (A)              (B)
    Long-Term         Ordinary
  Capital Gains        Income               Total                 (C)
  Distributions     Distributions        Distributions          Qualifying
   (Tax Basis)       (Tax Basis)          (Tax Basis)          Dividends(1)
  -------------     -------------        -------------         ------------
        -               100%                 100%                  100%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Social Awareness-10

Delaware VIP Trust-Delaware VIP Social Awareness Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Social Awareness Series

We have audited the accompanying statement of net assets of Delaware VIP Social Awareness Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Social Awareness Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young
                                             -----------------
                                             Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                             Social Awareness-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee             15 Years              Board Chairman -           107             None
   2005 Market Street                                                   Citadel Construction
   Philadelphia, PA                                                          Corporation
      19103                                                                (1989 - Present)


   October 1, 1927

   John H. Durham                Trustee            24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee             2 Years                   President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                              Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                             Social Awareness-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                         (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years             Vice President Mergers &     107             None
  2005 Market Street                                                    Acquisitions - 3M Corporation
  Philadelphia, PA                                                        (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll           Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                             Social Awareness-13

FOR INCOME & CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Strategic Income Series

Portfolio Snapshot
   The past year proved challenging for the high-yield market. Banks' reluctance to lend money to high-yield borrowers has been detrimental to corporate growth, limiting their ability to fund improvements and acquire additional assets. While many banks have offloaded risk by selling loans to individual investors and mutual funds, we believe lending institutions are now positioned to extend credit to companies with solid assets and viable operations -- a move that will ultimately bode well for the high-yield market.

   For the year ended December 31, 2002, Delaware VIP Strategic Income Series (the "Series") returned +13.76% (Standard Class shares with distributions reinvested). This outperformed the +10.25% gain of the Lehman Brothers Aggregate Bond Index for the same period.

   Treasury yields during much of the year have remained in decline, as a result of high demand for short-term Treasury notes along with low short-term interest rates. During the year, the Series benefited from its allocation to mortgage-backed securities. This asset type comes with very high credit ratings and provides the Series with attractive income opportunities.

Investment Outlook

   Recent data seems to favor, at the very least, a stabilization of the U.S. economy. While growth is unlikely to return to the heady days of the late 1990s anytime soon, we expect a gradual return of confidence in corporations, which could provide a lift to both the equity and corporate bond markets. If the interest rate picture remains favorable for the near-term future, then we think the Series can continue to post positive total return numbers going forward.

Performance of a $10,000 Investment:
May 1, 1997 (Series' inception)
through December 31, 2002




               Lehman Brothers Aggregate   Delaware VIP Strategic Income Series
                     Bond Index                (Standard Class Shares)
               -------------------------   ------------------------------------
May  '97             $10,000                          $10,080
Dec. '97             $10,763                          $10,620
Dec. '98             $11,697                          $10,899
Dec. '99             $11,600                          $10,541
Dec. '00             $12,949                          $10,264
Dec. '01             $14,040                          $10,330
Dec. '02             $15,479                          $11,751


                      Delaware VIP Strategic Income Series
                          Average Annual Total Returns
                    ------------------------------------------

                               Standard Class     Service Class
                                   Shares*           Shares**

                    Lifetime       +2.89%            +5.66%
                    Five Years     +2.05%               --
                    One Year      +13.76%           +13.58%

                     For the periods ended December 31, 2002

 *Commenced operations on May 1, 1997.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Strategic Income Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the Lehman Brothers Aggregate Bond Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is a measure of investment -grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Strategic Income Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                              Strategic Income-1

Delaware VIP Trust-Delaware VIP Strategic Income Series
Statement of Net Assets
December 31, 2002

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
   AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS-1.27%
   Fannie Mae
     Interest Only Strip Series 02-16 IG
        6.00% 3/25/15 ........................ USD      36,500       $    3,666
     Series 03-R001 1A 6.50% 2/13/33 .........          30,000           31,659
   Freddie Mac
     Series 02-70 QD 5.50% 6/25/26 ...........          20,000           21,000
     Series 2302 NJ 6.50% 11/15/29 ...........          30,000           31,499
     Series 2303 CW 8.50% 11/15/24 ...........          29,577           30,556
     Series T-11 A6 6.50% 9/25/18 ............          24,145           24,851
     Series T-50 A3 2.182% 9/27/07 ...........          10,000            9,973
   GNMA
     Series 02-61 BA 4.648% 3/16/26 ..........          10,000           10,250
     Series 02-62 B 4.763% 1/16/25 ...........          10,000           10,258
     Series 98-9 B 6.85% 12/20/25 ............          55,358           56,138
                                                                      ---------
   Total Agency Collateralized Mortgage
     Obligations (cost $230,244) .............                          229,850
                                                                      ---------

   AGENCY MORTGAGE-BACKED
   SECURITIES-6.33%
   Fannie Mae
     5.00% 1/1/18 TBA ........................          40,000           40,975
     5.50% 1/1/33 TBA ........................          40,000           40,800
     6.00% 1/1/31 TBA ........................         190,000          196,412
     6.00% 4/1/17 to 1/1/33 ..................         129,972          135,390
     6.50% 1/1/30 TBA ........................         210,000          218,662
     6.50% 10/1/32 ...........................         175,545          182,896
     7.50% 2/1/30 to 10/1/31 .................          46,384           49,284
   Freddie Mac
     5.50% 1/1/33 TBA ........................          55,000           56,066
     6.50% 1/1/30 TBA ........................         130,000          135,403
   GNMA
     6.50% 12/15/23 to 9/15/32 ...............          87,963           92,596
                                                                      ---------
   Total Agency Mortgage-Backed
     Securities (cost $1,134,715) ............                        1,148,484
                                                                      ---------
   AGENCY OBLIGATIONS-0.84%
   Fannie Mae
     4.75% 6/18/07 ...........................          20,000           20,907
   Fannie Mae Global
     6.375% 8/15/07 .......................... AUD     175,000          103,986
   Freddie Mac
     5.875% 3/21/11 .......................... USD      25,000           27,462
                                                                      ---------
   Total Agency Obligations
     (cost $136,524) .........................                          152,355
                                                                      ---------

   ASSET-BACKED SECURITIES-1.34%
   MBNA Credit Card Master Note Trust
     Series 01-A1 5.75% 10/15/08 .............          35,000           38,274
   NationsCredit Grantor Trust
     Series 97-1A 6.75% 8/15/13 ..............          24,431           26,302
   Peoplefirst.com Auto Receivables Owner
     Trust Series 00-2 A4 6.43% 9/15/07 ......          50,000           51,391
   Residential Asset Securities
     Series 00-KS4 AI3 7.355% 1/25/26 ........          14,481           14,558
   SLMA Student Loan Trust
     Series 02-3 A1 1.849% 7/25/06 ...........           4,116            4,117
     Series 97-1 A2 2.223% 1/25/10 ...........          18,356           18,444
     Series 97-4 A2 2.403% 10/25/10 ..........          80,000           80,620

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)

   ASSET-BACKED SECURITIES (continued)
   Sharp Interest Trust
     Series 02-HE2N N 9.50% 10/25/32 ......... USD       8,843       $    8,812
                                                                     ----------
   Total Asset-Backed Securities
     (cost $238,057) .........................                          242,518
                                                                     ----------
   COMMERCIAL MORTGAGE-BACKED
   SECURITIES-0.71%
   Commercial Mortgage
     Series 00-C1 A1 7.206% 9/15/08 ..........          86,837           96,814
   Credit Suisse First Boston
     Series 02-34 1A1 7.50% 12/25/32 .........          30,000           31,613
                                                                     ----------
   Total Commercial Mortgage-Backed
     Securities (cost $118,354) ..............                          128,427
                                                                     ----------
                                                      Number of
                                                        Shares

   COMMON STOCK-3.46%
   Developers Diversified Realty .............           5,000          109,950
   Healthcare Realty Trust ...................           3,900          114,075
 **Host Marriott .............................           8,200           72,570
   Macerich ..................................           5,600          172,200
   Meristar Hospitality ......................           2,000           13,200
   ProLogis ..................................           2,900           72,935
   Ramco-Gershenson Properties ...............           2,300           45,425
   Starwood Hotels & Resorts Worldwide .......           1,200           28,488
                                                                     ----------
   Total Common Stock
     (cost $626,610) .........................                          628,843
                                                                     ----------
                                                      Principal
                                                        Amount*

   CORPORATE BONDS-33.33%
   Aerospace & Defense-0.25%
 ++K&F Industries 144A9.625% 12/15/10 ......... USD     25,000           25,563
   Sequa 9.00% 8/1/09 .........................         20,000           19,300
                                                                     ----------
                                                                         44,863
                                                                     ----------
   Automobiles & Automotive Parts-1.15%
   Asbury Automotive Group
     9.00% 6/15/12 ............................         15,000           13,125
   Collins & Aikman 10.75% 12/31/11 ...........         40,000           38,300
   CSK Auto 12.00% 6/15/06 ....................         40,000           43,000
   Ford Motor 7.45% 7/16/31 ...................         15,000           13,083
   SPX 7.50% 1/1/13 ...........................        100,000          101,875
                                                                     ----------
                                                                        209,383
                                                                     ----------
   Banking, Finance & Insurance-2.31%
 ++AON 144A
     2.775% 1/15/03 ...........................         10,000            9,999
     7.375% 12/14/12 ..........................         15,000           15,691
   Bank of Hawaii 6.875% 6/1/03 ...............         15,000           15,294
   Bear Stearns 4.00% 1/31/08 .................         10,000           10,090
   Citigroup 5.625% 8/27/12 ...................         10,000           10,534
   Credit Suisse First Boston USA
     4.625% 1/15/08 ...........................         10,000           10,148
     5.75% 4/15/07 ............................          5,000            5,357
 ++Erac USA Finance 144A 7.35% 6/15/08 ........         20,000           22,545
   Fairfax Financial Holdings
     7.75% 12/15/03 ...........................         55,000           52,945
   Finova Group 7.50% 11/15/09 ................         50,000           17,500

                                                              Strategic Income-2

Delaware VIP Strategic Income Series
Statement of Net Assets (continued)

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
  CORPORATE BONDS (continued)
  Banking, Finance & Insurance (continued)
  Ford Motor Credit 6.875% 2/1/06 ............... USD    15,000      $   15,037
  General Electric Capital 4.25% 1/28/05 ........        30,000          31,349
  General Motors Acceptance
     6.75% 1/15/06 ..............................        10,000          10,363
     6.875% 8/28/12 .............................        20,000          19,749
     7.00% 2/1/12 ...............................         5,000           5,030
     8.00% 11/1/31 ..............................        20,000          20,166
  Goldman Sachs 5.50% 11/15/14 ..................        15,000          15,152
  MBNA
     5.375% 1/15/08 .............................         5,000           5,136
     7.125% 11/15/12 ............................         5,000           5,242
  Morgan Stanley Dean Witter
     6.60% 4/1/12 ...............................        15,000          16,654
  PNC Funding Corporate 7.50% 11/1/09 ...........        10,000          11,554
  Regions Financial
     6.375% 5/15/12 .............................        10,000          11,173
     7.00% 3/1/11 ...............................         5,000           5,739
  Sovereign Bancorp 10.50% 11/15/06 .............        20,000          22,350
  Sprint Capital 6.875% 11/15/28 ................        10,000           8,076
++Zurich Capital Trust 144A 8.376% 6/1/37 .......        50,000          46,161
                                                                     ----------
                                                                        419,034
                                                                     ----------
  Buildings & Materials-0.58%
  Building Materials 7.75% 7/15/05 ..............        25,000          20,875
  USX 9.375% 2/15/12 ............................        55,000          69,179
  Valspar 6.00% 5/1/07 ..........................        10,000          10,645
  York International 6.625% 8/15/06 .............         5,000           5,338
                                                                     ----------
                                                                        106,037
                                                                     ----------
  Cable, Media & Publishing-4.62%
  AOL Time Warner
     5.625% 5/1/05 ..............................        10,000          10,233
     7.70% 5/1/32 ...............................         5,000           5,222
  Charter Communications
     10.75% 10/1/09 .............................       195,000          89,212
  CSC Holdings 8.125% 7/15/09 ...................        65,000          62,806
++Dex Media East 144A
     12.125% 11/15/12 ...........................        55,000          61,188
  Echostar DBS 9.25% 2/1/06 .....................        60,000          63,000
  Insight Midwest 10.50% 11/1/10 ................        55,000          53,763
  Liberty Media
     7.75% 7/15/09 ..............................         5,000           5,412
     8.25% 2/1/30 ...............................        10,000          10,552
  Lodgenet Entertainment
     10.25% 12/15/06 ............................        55,000          53,075
  Mediacom LLC 9.50% 1/15/13 ....................        50,000          45,250
  PanAmSat 8.50% 2/1/12 .........................        60,000          57,600
++RH Donnelley Finance 144A
     10.875% 12/15/12 ...........................        50,000          54,750
  Rogers Cablesystems 10.00% 3/15/05 ............        65,000          67,274
  Scholastic 5.75% 1/15/07 ......................        10,000          10,681
  USA Interactive 7.00% 1/15/13 .................        15,000          15,538
  USA Networks 6.75% 11/15/05 ...................        70,000          73,352
  Vertis 10.875% 6/15/09 ........................        40,000          41,800
  Von Hoffman 10.25% 3/15/09 ....................        30,000          28,200
  WRC Media 12.75% 11/15/09 .....................        30,000          29,550
                                                                     ----------
                                                                        838,458
                                                                     ----------

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
  CORPORATE BONDS (continued)
  Chemicals-1.46%
  FMC 10.25% 11/1/09 ...........................  USD   30,000       $   32,550
  IMC Global
     6.55% 1/15/05 .............................        15,000           14,408
     7.625% 11/1/05 ............................        40,000           38,429
  Lyondell Chemical 9.50% 12/15/08 .............        60,000           56,100
  MacDermid 9.125% 7/15/11 .....................        35,000           37,538
  Solutia
     6.72% 10/15/37 ............................        35,000           26,469
     11.25% 7/15/09 ............................        70,000           59,237
                                                                     ----------
                                                                        264,731
                                                                     ----------
  Computers & Technology-0.85%
  Asat Finance 12.50% 11/1/06 ..................        31,200           23,556
  ChipPac International 12.75% 8/1/09 ..........        15,000           15,825
  Fairchild Semiconductor 10.50% 2/1/09 ........        35,000           37,975
++Sanmina 144A 10.375% 1/15/10 .................        50,000           50,750
++Seagate Technology 144A
     8.00% 5/15/09 .............................        25,000           26,000
                                                                     ----------
                                                                        154,106
                                                                     ----------
  Consumer Products-1.65%
  American Greetings 11.75% 7/15/08 ............        50,000           55,000
++Fortune Brands 144A 7.125% 11/1/04 ...........        10,000           10,770
++Levi Strauss 144A 12.25% 12/15/12 ............        40,000           39,400
  Maytag 6.875% 12/1/06 ........................        10,000           11,051
  Remington Arms 9.50% 12/1/03 .................        35,000           34,650
  Salton 12.25% 4/15/08 ........................        60,000           59,475
  Sealy Mattress 10.875% 12/15/07 ..............        20,000           19,500
  Service International 6.30% 3/15/03 ..........        70,000           69,650
                                                                     ----------
                                                                        299,496
                                                                     ----------
  Electronics & Electrical Equipment-0.03%
  Textron 6.375% 11/15/08 ......................         5,000            5,562
                                                                     ----------
                                                                          5,562
                                                                     ----------
  Energy-2.61%
++Colonial Pipeline 144A 7.63% 4/15/32 .........         5,000            5,987
  Colorado Interstate Gas 10.00% 6/15/05 .......        15,000           14,859
  Conocophillips 5.90% 10/15/32 ................        15,000           14,967
  Denbury Resources 9.00% 3/1/08 ...............        40,000           41,550
  El Paso 7.00% 5/15/11 ........................        20,000           13,623
++El Paso Partners 144A
     10.625% 12/1/12 ...........................        35,000           35,963
++Hanover Equipment Trust 144A
     8.50% 9/1/08 ..............................        35,000           34,300
  Kerr-McGee 5.875% 9/15/06 ....................        10,000           10,850
  Marathon Oil 5.375% 6/1/07 ...................        10,000           10,556
  Nabors Holdings 1, ULC
     4.875% 8/15/09 ............................        10,000           10,336
  Nabors Industries
     5.375% 8/15/12 ............................        10,000           10,264
     6.80% 4/15/04 .............................        15,000           15,807
  National Fuel Gas 7.30% 2/18/03 ..............        10,000           10,059
  North Border Pipeline 6.25% 5/1/07 ...........        10,000           10,501
  Occidental Petroleum 5.875% 1/15/07 ..........         5,000            5,410
  Oneok 7.75% 8/15/06 ..........................        10,000           11,047
  Tennessee Gas Pipeline
     8.375% 6/15/32 ............................        60,000           52,355

                                                              Strategic Income-3

Delaware VIP Strategic Income Series
Statement of Net Assets (continued)

                                                          Principal    Market
                                                           Amount*     Value
                                                                      (U.S. $)
  CORPORATE BONDS (continued)
  Energy (continued)
  Transcontinental Gas Pipeline
    8.875% 7/15/12 ...............................  USD    25,000    $    25,125
  Transocean 6.75% 4/15/05 .......................         15,000         16,216
  Union Oil of California
    6.375% 2/1/04 ................................         15,000         15,600
  Valero Energy 6.125% 4/15/07 ...................         10,000         10,344
  Western Atlas 7.875% 6/15/04 ...................         10,000         10,761
  Westport Resource 8.25% 11/1/11 ................         20,000         21,100
  Williams Companies
    6.625% 11/15/04 ..............................         20,000         15,000
    Series A 7.50% 1/15/31 .......................         20,000         12,600
++Williams Gas Pipeline 144A
    7.375% 11/15/06 ..............................         40,000         38,600
                                                                      ----------
                                                                         473,780
                                                                      ----------
  Environmental Services-0.94%
  Allied Waste North America
    8.875% 4/1/08 ................................         85,000         86,700
  IESI 10.25% 6/15/12 ............................         60,000         58,200
  Synagro Technologies 9.50% 4/1/09 ..............         25,000         26,188
                                                                      ----------
                                                                         171,088
                                                                      ----------
  Food, Beverage & Tobacco-1.67%
  B&G Foods 9.625% 8/1/07 ........................         56,000         57,891
 #Big V Supermarkets 11.00% 2/15/04 ..............        133,748          8,694
  Delhaize America 8.125% 4/15/11 ................         10,000          9,689
  DiGiorgio 10.00% 6/15/07 .......................         30,000         29,625
  Fleming Companies 10.125% 4/1/08 ...............         50,000         43,250
  Ingles Markets 8.875% 12/1/11 ..................         45,000         41,850
  National Wine & Spirits
    10.125% 1/15/09 ..............................         30,000         30,300
  Pepsiamericas 3.875% 9/12/07 ...................         15,000         15,258
  Perkins Family Restaurants
    10.125% 12/15/07 .............................         50,000         43,750
  UST 8.80% 3/15/05 ..............................         10,000         11,164
++UST 144A 6.625% 7/15/12 ........................         10,000         10,914
                                                                      ----------
                                                                         302,385
                                                                      ----------
  Healthcare & Pharmaceuticals-0.25%
  Concentra Operating 13.00% 8/15/09 .............         20,000         20,300
  Healthsouth 6.875% 6/15/05 .....................         30,000         25,950
                                                                      ----------
                                                                          46,250
                                                                      ----------
  Home Builders-0.68%
  Beazer Homes USA 8.625% 5/15/11 ................         25,000         25,875
  D.R. Horton 9.75% 9/15/10 ......................         40,000         41,200
++Tech Olympic USA 144A
    10.375% 7/1/12 ...............................         60,000         57,000
                                                                      ----------
                                                                         124,075
                                                                      ----------
  Industrial-0.46%
++Brickman 144A 11.75% 12/15/09 ..................         20,000         21,000
  National Waterworks 10.50% 12/1/12 .............         30,000         31,463
++Rexnord Corporate 144A
    10.125% 12/15/12 .............................         30,000         30,900
                                                                      ----------
                                                                          83,363
                                                                      ----------
  Leisure, Lodging & Entertainment-3.06%
  Alliance Gaming 10.00% 8/1/07 ..................         50,000         52,500
++Boyd Gaming 144A
    7.75% 12/15/12 ...............................         55,000         54,106
  Circus & Eldorado Joint Venture
    10.125% 3/1/12 ...............................         40,000         39,600

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
  CORPORATE BONDS (continued)
  Leisure, Lodging & Entertainment (continued)
  Extended Stay America
    9.875% 6/15/11 ................................. USD 40,000     $    40,800
  Hilton Hotels 7.625% 12/1/12 .....................     30,000          30,348
  Intrawest 10.50% 2/1/10 ..........................     25,000          26,375
  Mandalay Resorts 9.375% 2/15/10 ..................     50,000          54,000
  Meristar Hospitality Operating
    Partnership 10.50% 6/15/09 .....................     40,000          36,700
  Park Place Entertainment
    9.375% 2/15/07 .................................     25,000          26,750
  Penn National Gaming
    11.125% 3/1/08 .................................     55,000          60,499
  Premier Parks 9.75% 6/15/07 ......................     50,000          48,750
  Regal Cinemas 9.375% 2/1/12 ......................     50,000          53,500
++Turning Stone 144A
    9.125% 12/15/10 ................................     30,000          30,825
                                                                    -----------
                                                                        554,753
                                                                    -----------
  Metals & Mining-0.59%
  Great Central Minnesota
    8.875% 4/1/08 ..................................     30,000          30,000
  Jorgensen Earle 9.75% 6/1/12 .....................     15,000          15,338
  Newmont Mining 8.625% 5/15/11 ....................      5,000           5,850
  Oregon Steel Mills 10.00% 7/15/09 ................     55,000          56,100
                                                                    -----------
                                                                        107,288
                                                                    -----------
  Packaging & Containers-0.85%
  AEP Industries 9.875% 11/15/07 ...................     40,000          38,600
++Bway 144A 10.00% 10/15/10 ........................     30,000          31,275
  Graphic Packaging 8.625% 2/15/12 .................     30,000          31,725
  Portola Packaging 10.75% 10/1/05 .................     35,000          35,525
  Radnor Holdings 10.00% 12/1/03 ...................     20,000          17,100
                                                                    -----------
                                                                        154,225
                                                                    -----------
  Paper & Forest Products-1.00%
  Ainsworth Lumber 12.50% 7/15/07 ..................     45,000          47,025
  Fort James 6.625% 9/15/04 ........................     50,000          48,750
  Georgia Pacific 9.50% 5/15/22 ....................     50,000          44,500
++MDP Acquistions 144A
    9.625% 10/1/12 .................................     40,000          41,800
                                                                    -----------
                                                                        182,075
                                                                    -----------
  Real Estate-0.53%
  Senior Housing Properties Trust
    8.625% 1/15/12 .................................     55,000          54,450
  Tanger Properties 9.125% 2/15/08 .................     40,000          41,023
                                                                    -----------
                                                                         95,473
                                                                    -----------
  Retail-1.35%
  Delhaize America 9.00% 4/15/31 ...................      5,000           4,611
  J Crew Operating 10.375% 10/15/07 ................     50,000          42,250
  Kroger 8.15% 7/15/06 .............................      5,000           5,661
  Lowe's Companies 7.50% 12/15/05 ..................     20,000          22,822
  Office Depot 10.00% 7/15/08 ......................     50,000          57,249
  Petco Animal Supplies 10.75% 11/1/11 .............     50,000          55,313
  Saks 7.25% 12/1/04 ...............................     35,000          35,350
  Wendy's International
    6.20% 6/15/14 ..................................      5,000           5,562
    6.25% 11/15/11 .................................     15,000          16,548
                                                                    -----------
                                                                        245,366
                                                                    -----------

                                                              Strategic Income-4

Delaware VIP Strategic Income Series
Statement of Net Assets (continued)

                                                        Principal       Market
                                                         Amount*        Value
                                                                       (U.S. $)
  CORPORATE BONDS (continued)
  Telecommunications-2.58%
  Alamosa Delaware 12.50% 2/1/11 ................  USD    20,000      $    6,100
  AT&T 6.50% 3/15/13 ............................          5,000           5,027
  AT&T Broadband 8.375% 3/15/13 .................          5,000           5,692
  AT&T Corporate 6.50% 11/15/06 .................         10,000          10,699
  AT&T Wireless
    7.875% 3/1/11 ...............................         55,000          55,374
    8.125% 5/1/12 ...............................         80,000          80,555
  Cincinnati Bell Telephone
    6.30% 12/1/28 ...............................         70,000          50,736
  Citizens Communications
    6.375% 8/15/04 ..............................         10,000          10,250
  Crown Castle International
    10.625% 11/15/07 ............................         30,000          27,150
    10.75% 8/1/11 ...............................         45,000          39,600
  France Telecom 8.50% 3/1/31 ...................          5,000           6,106
  Nextel Communications
    9.375% 11/15/09 .............................         10,000           9,100
 ***9.95% 2/15/08 ...............................         20,000          18,400
 ***10.65% 9/15/07 ..............................         25,000          24,000
  Qwest
    7.20% 11/1/04 ...............................         20,000          19,100
  ++144A 8.875% 3/15/12 .........................         30,000          29,250
  Qwest Capital Funding
    7.25% 2/15/11 ...............................         40,000          25,800
  Time Warner Telecommunications
    9.75% 7/15/08 ...............................         60,000          33,900
  Verizon Wireless 5.375% 12/15/06 ..............         10,000          10,458
                                                                       ---------
                                                                         467,297
                                                                       ---------
  Transportation & Shipping-1.08%
  American Airlines 6.817% 5/23/11 ..............         15,000          12,886
  CP Ships Limited 10.375% 7/15/12 ..............         35,000          36,925
  Delta Air Lines 7.299% 9/18/06 ................         10,000           7,521
  Hornbeck-LeeVac
    10.625% 8/1/08 ..............................         30,000          31,800
  Kansas City Southern Railway
    9.50% 10/1/08 ...............................         35,000          38,719
  Stena AB 9.625% 12/1/12 .......................         30,000          31,125
  Teekay Shipping 8.875% 7/15/11 ................         35,000          36,094
                                                                       ---------
                                                                         195,070
                                                                       ---------
  Utilities-2.78%
  AES 9.375% 9/15/10 ............................         10,000           6,050
  Avista
    7.75% 1/1/07 ................................         10,000          10,315
    9.75% 6/1/08 ................................         60,000          59,325
  Calpine 10.50% 5/15/06 ........................         70,000          33,250
  Consumers Energy
    6.00% 3/15/05 ...............................         10,000           9,917
    6.20% 5/1/08 ................................         25,000          24,782
  Detroit Edison 5.05% 10/1/05 ..................         10,000          10,599
++Illinois Power 144A
    11.50% 12/15/10 .............................         50,000          48,500
  Midland Funding II
    11.75% 7/23/05 ..............................         85,000          86,743

                                                      Principal        Market
                                                       Amount*         Value
                                                                      (U.S. $)
  CORPORATE BONDS (continued)
  Utilities (continued)
  Mirant Americas Generation
    7.625% 5/1/06 ........................... USD      20,000         $  10,600
    8.30% 5/1/11 ............................          20,000             9,600
++Nevada Power 144A
    10.875% 10/15/09 ........................          20,000            20,300
++Northern State Power 144A
    8.00% 8/28/12 ...........................          35,000            39,745
  Oncor Electric 7.25% 1/15/33 ..............          10,000            10,215
  Orion Power Holdings
    12.00% 5/1/10 ...........................          10,000             7,250
++Public Service Company of
    Colorado 144A 7.875% 10/1/12 ............          45,000            50,320
  Sempra Energy 6.80% 7/1/04 ................          10,000            10,421
  Southern Capital Funding
    5.30% 2/1/07 ............................          10,000            10,600
++Transcontinental Gas Place 144A
    6.125% 1/15/05 ..........................          20,000            19,200
  Xcel Energy 7.00% 12/1/10 .................          30,000            25,950
                                                                      ---------
                                                                        503,682
                                                                      ---------
  Total Corporate Bonds
    (cost $5,988,339) .......................                         6,047,840
                                                                      ---------
  FOREIGN BONDS-39.39%
  Australia-4.46%
  Apache Finance Property
    7.00% 3/15/09 ........................... USD       10,000           11,518
  Australian Government Series 909
    7.50% 9/15/09 ........................... AUD      427,000          274,295
  New South Wales Treasury
    7.00% 4/1/04 ............................          230,000          132,993
  Queensland Treasury 6.00% 7/14/09 .........          550,000          325,307
  Telstra 6.375% 6/29/11 .................... EUR       56,000           64,889
                                                                      ---------
                                                                        809,002
                                                                      ---------
  Austria-1.35%
  Republic of Austria 7.25% 5/3/07 .......... DEM      400,000          245,147
                                                                      ---------
                                                                        245,147
                                                                      ---------
  Belgium-1.80%
  Belgium Government 5.75% 9/28/10 .......... EUR      280,000          326,389
                                                                      ---------
                                                                        326,389
                                                                      ---------
  Brazil-0.01%
  Brazil Notes 2.625% 4/15/12 ............... USD        5,000            2,720
                                                                      ---------
                                                                          2,720
                                                                      ---------
  Canada-4.76%
  Alcan 7.25% 3/15/31 ....................... USD       15,000           17,846
  Calpine Canada Energy Finance
    8.50% 5/1/08 ............................           55,000           24,200
  Canada Government
    4.50% 9/1/07 ............................ CAD      300,000          194,645
    5.50% 6/1/10 ............................          320,000          214,826
    6.625% 10/3/07 .......................... NZD       90,000           48,413
  Great Lakes Power 9.00% 8/1/04 ............ USD        5,000            5,305
  Nexen 7.875% 3/15/32 ......................           10,000           10,937
  Ontario Province 6.25% 12/3/08 ............ NZD      620,000          325,981
  Thomson 5.75% 2/1/08 ...................... USD       20,000           21,770
                                                                      ---------
                                                                        863,923
                                                                      ---------

                                                              Strategic Income-5

Delaware VIP Strategic Income Series
Statement of Net Assets (continued)

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
  FOREIGN BONDS (continued)
  Chile-0.18%
  Banco Santander 6.50% 11/1/05 ............. USD        15,000      $   15,948
  Republic of Chile 5.125% 7/25/05 .......... EUR        15,000          16,098
                                                                     ----------
                                                                         32,046
                                                                     ----------
  Germany-2.23%
  Deutschland Republic
    4.75% 7/4/28 ............................ EUR       150,000         154,813
    6.25% 1/4/24 ............................           200,000         249,169
                                                                     ----------
                                                                        403,982
                                                                     ----------
  Greece-1.91%
  Hellenic Republic
    8.60% 3/26/08 ........................... EUR       250,000         322,875
    8.70% 4/8/05 ............................            20,000          23,721
                                                                     ----------
                                                                        346,596
                                                                     ----------
  Italy-4.53%
  Buoni Poliennali Del Tesoro
    4.50% 5/1/09 ............................ EUR       220,000         239,730
  Republic of Italy
    5.75% 7/25/16 ...........................           500,000         583,829
                                                                     ----------
                                                                        823,559
                                                                     ----------
  Mexico-1.79%
  United Mexican States Global
    7.375% 3/13/08 .......................... EUR       290,000         324,357
                                                                     ----------
                                                                        324,357
                                                                     ----------
  Netherlands-0.34%
  RWE Finance 6.125% 10/26/12 ............... EUR        54,000          61,760
                                                                     ----------
                                                                         61,760
                                                                     ----------
  New Zealand-2.41%
  New Zealand Government
    6.00% 11/15/11 .......................... NZD       650,000         338,915
    8.00% 4/15/04 to 11/15/06 ...............           180,000          98,752
                                                                     ----------
                                                                        437,667
                                                                     ----------
  Poland-1.50%
  Poland Government 12.00% 10/12/03 ......... PLZ     1,000,000         272,385
                                                                     ----------
                                                                        272,385
                                                                     ----------
  Singapore-0.15%
++Singapore Telecom 144A
    6.375% 12/1/11 .......................... USD        10,000          10,755
    7.375% 12/1/31 ..........................            15,000          16,470
                                                                     ----------
                                                                         27,225
                                                                     ----------
  South Africa-5.10%
  Escom 11.00% 6/1/08 ....................... ZAR     1,900,000         220,018
  Republic of South Africa
    12.50% 12/21/06 .........................         3,300,000         402,015
    Series 153 13.00% 8/31/10 ...............         1,200,000         156,409
  Transnet 16.50% 4/1/10 ....................         1,000,000         147,941
                                                                     ----------
                                                                        926,383
                                                                     ----------
  Supranational-1.49%
  International Finance 6.75% 7/15/09 ....... NZD       500,000         269,487
                                                                     ----------
                                                                        269,487
                                                                     ----------

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
   FOREIGN BONDS (continued)
   Sweden-3.88%
   Swedish Government
     5.00% 1/28/09 .......................... SEK       650,000      $   77,116
     6.75% 5/5/14 ...........................         1,500,000         200,768
     8.00% 8/15/07 ..........................         3,200,000         425,678
                                                                     ----------
                                                                        703,562
                                                                     ----------
   United Kingdom-1.50%
   British Telecom 6.875% 2/15/11 ........... EUR        16,000          18,831
   Halifax 5.625% 7/23/07 ................... DEM       400,000         228,914
   Powergen UK PLC 5.00% 7/8/09 ............. EUR        18,000          19,233
   XL Capital Europe 6.50% 1/15/12 .......... USD         5,000           5,423
                                                                     ----------
                                                                        272,401
                                                                     ----------
   Total Foreign Bonds
     (cost $6,869,110) ......................                         7,148,591
                                                                     ----------
                                                       Number of
                                                         Shares

   PREFERRED STOCKS-1.01%
   Centaur Funding 9.08% ....................                15          14,836
   Crescent Real Estate 9.25% ...............             1,000          26,104
   Host Marriott 10.00% .....................             2,200          57,530
   LaSalle Hotel Properties 10.25% ..........             3,200          84,800
                                                                     ----------
   Total Preferred Stocks
     (cost $174,186) ........................                           183,270
                                                                     ----------
                                                       Principal
                                                        Amount*

   U.S. TREASURY OBLIGATIONS-5.47%
   U.S. Treasury Bond
    +5.375% 2/15/31 ......................... USD        85,000          92,690
   U.S. Treasury Inflation Index Notes
     3.00% 7/15/12 ..........................            15,111          16,063
     3.375% 4/15/32 .........................            10,197          11,767
     3.625% 1/15/08 .........................            39,214          43,038
   U.S. Treasury Notes
     1.75% 12/31/04 .........................            35,000          35,115
     2.00% 11/30/04 .........................           410,000         413,523
     3.00% 11/15/07 .........................           125,000         126,543
     4.00% 11/15/12 .........................           250,000         253,613
                                                                     ----------
   Total U.S. Treasury Obligations
     (cost $976,992) ........................                           992,352
                                                                     ----------
                                                       Number of
                                                        Shares

   WARRANTS- 0.00%
 **Solutia ..................................                85               1
                                                                     ----------
   Total Warrants
     (cost $7,132) ..........................                                 1
                                                                     ----------

                                                              Strategic Income-6

Delaware VIP Strategic Income Series
Statement of Net Assets (continued)

                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
REPURCHASE AGREEMENTS-8.88%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized
   by $697,900 U.S. Treasury
   Bills due 6/19/03, market
   value $694,143) .......................... USD       680,400     $  680,400
With J.P. Morgan Securities
   1.03% 1/2/03 (dated 12/31/02,
   collateralized by $251,100
   U.S. Treasury Notes 2.875%
   due 6/30/04, market
   value $256,645) ..........................           251,200        251,200


                                                       Principal       Market
                                                        Amount*        Value
                                                                      (U.S. $)
REPURCHASE AGREEMENTS (continued)
With UBS Warburg 1.10% 1/2/03
   (dated 12/31/02, collateralized
   by $684,600 U.S. Treasury
   Notes 3.875% due 6/30/03,
   market value $694,030)                     USD       680,400        680,400
                                                                    ----------
Total Repurchase Agreements
   (cost $1,612,000)                                                 1,612,000
                                                                     ---------

                                                                                                                Market
                                                                                                                 Value
                                                                                                               (U.S. $)
TOTAL MARKET VALUE OF SECURITIES-102.03% (cost $18,112,263) ...............................................   $18,514,531

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.03%) ...................................................      (368,523)
                                                                                                              -----------

NET ASSETS APPLICABLE TO 2,129,561 SHARES OUTSTANDING-100.00% .............................................   $18,146,008
                                                                                                              ===========

NET ASSET VALUE-DELAWARE VIP STRATEGIC INCOME SERIES STANDARD CLASS ($18,140,217/2,128,881 shares) ........         $8.52
                                                                                                                    =====

NET ASSET VALUE-DELAWARE VIP STRATEGIC INCOME SERIES SERVICE CLASS ($5,791/680 shares) ....................         $8.52
                                                                                                                    =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ............................................   $21,704,575
Undistributed net investment income+++ ....................................................................       926,151
Accumulated net realized loss on investments ..............................................................    (4,901,558)
Net unrealized appreciation of investments and foreign currencies .........................................       416,840
                                                                                                              -----------
Total net assets ..........................................................................................   $18,146,008
                                                                                                              ===========

-------------------
*Principal amount is stated in the currency in which each bond is denominated:
  AUD-Australian Dollar
  CAD-Canadian Dollar
  DEM-German Mark
  EUR-European Monetary Unit
  NZD-New Zealand Dollar
  PLZ-Polish Zloty
  SEK-Swedish Krona
  USD-U.S. Dollar
  ZAR-South African Rand

 **Non-income producing security for the year ended December 31, 2002.
***Step coupon bond.
  +Fully or partially pledged as collateral for financial futures contracts. ++Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note #11 in "Notes to Financial Statements".
+++Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  #Non-income producing security. Security is currently in default.

  GNMA-Ginnie Mae
  SLMA-Student Loan Marketing Association
  TBA-To be announced

                             See accompanying notes

                                                              Strategic Income-7

Delaware VIP Trust-
Delaware VIP Strategic Income Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest .....................................................      $ 1,064,346
Dividends ....................................................           27,170
                                                                    -----------
                                                                      1,091,516
                                                                    -----------
EXPENSES:
Management fees ..............................................          100,396
Custodian fees ...............................................           13,814
Accounting and administration expenses .......................            6,814
Professional fees ............................................            2,245
Dividend disbursing and transfer agent fees
   and expenses ..............................................            1,513
Reports and statements to shareholders .......................            1,089
Trustees' fees ...............................................              700
Registration fees ............................................               90
Distribution expense - Service Class .........................                8
Other ........................................................            3,600
                                                                    -----------
                                                                        130,269
Less expenses absorbed or waived .............................           (5,998)
Less expenses paid indirectly ................................             (569)
                                                                    -----------
Total expenses ...............................................          123,702
                                                                    -----------

NET INVESTMENT INCOME ........................................          967,814
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments ..................................................         (253,001)
Futures contracts ............................................          (24,278)
Options written ..............................................            7,255
Swap agreements ..............................................            3,591
Foreign currencies ...........................................          (93,603)
                                                                    -----------
Net realized loss ............................................         (360,036)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies .....................        1,502,380
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES ........................        1,142,344
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................      $ 2,110,158
                                                                    ===========
                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Strategic Income Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                       12/31/02       12/31/01
                                                       --------       --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................  $   967,814    $ 1,099,487
Net realized loss on investments and
   foreign currencies .............................     (360,036)      (844,760)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currencies .............................    1,502,380       (166,176)
                                                     -----------    -----------
Net increase in net assets resulting
   from operations ................................    2,110,158         88,551
                                                     -----------    -----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class .................................     (752,772)    (1,168,395)
   Service Class ..................................         (268)          (381)
                                                     -----------    -----------
                                                        (753,040)    (1,168,776)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .................................    5,951,923      3,011,481
   Service Class ..................................            -              -
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class .................................      752,772      1,168,395
   Service Class ..................................          268            381
                                                     -----------    -----------
                                                       6,704,963      4,180,257
                                                     -----------    -----------
Cost of shares repurchased:
   Standard Class .................................   (3,920,260)    (4,317,635)
   Service Class ..................................            -              -
                                                     -----------    -----------
                                                      (3,920,260)    (4,317,635)
                                                     -----------    -----------
Increase (decrease) in net assets derived
   from capital share transactions ................    2,784,703       (137,378)
                                                     -----------    -----------
NET INCREASE (DECREASE) IN
   NET ASSETS .....................................    4,141,821     (1,217,603)

NET ASSETS:
Beginning of period ...............................   14,004,187     15,221,790
                                                     -----------    -----------
End of period .....................................  $18,146,008    $14,004,187
                                                     ===========    ===========


                             See accompanying notes

                                                              Strategic Income-8

Delaware VIP Trust-Delaware VIP Strategic Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                     Delaware VIP Strategic Income Series Standard Class

                                                                                         Year Ended
                                                              12/31/02    12/31/01(1)     12/31/00        12/31/99        12/31/98
                                                              --------------------------------------------------------------------
Net asset value, beginning of period ......................... $7.910       $8.510         $9.660         $10.600         $10.620

Income (loss) from investment operations:
Net investment income(2) .....................................  0.498        0.598          0.741           0.779           0.832
Net realized and unrealized gain (loss) on investments
   and foreign currencies ....................................  0.540       (0.552)        (0.986)         (1.109)         (0.557)
                                                               ------       ------         ------         -------         -------
Total from investment operations .............................  1.038        0.046         (0.245)         (0.330)          0.275
                                                               ------       ------         ------         -------         -------
Less dividends and distributions from:
Net investment income ........................................ (0.428)      (0.646)        (0.905)         (0.610)         (0.270)
Net realized gain on investments .............................      -            -              -               -          (0.025)
                                                               ------       ------         ------         -------         -------
Total dividends and distributions ............................ (0.428)      (0.646)        (0.905)         (0.610)         (0.295)
                                                               ------       ------         ------         -------         -------

Net asset value, end of period ............................... $8.520       $7.910         $8.510          $9.660         $10.600
                                                               ======       ======         ======         =======         =======

Total return(3) .............................................. 13.76%        0.64%         (2.62%)         (3.29%)          2.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......................$18,140      $13,999        $15,217         $19,842         $20,571
Ratio of expenses to average net assets ......................  0.80%        0.75%          0.80%           0.80%           0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...................  0.84%        0.75%          0.80%           0.80%           0.81%
Ratio of net investment income to average net assets .........  6.27%        7.46%          8.57%           7.88%           7.90%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ........  6.23%        7.46%          8.57%           7.88%           7.89%
Portfolio turnover ...........................................   334%         253%           138%            101%            143%


---------------------
(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.018, an increase in net realized and unrealized gain (loss) per share of $0.018, and a decrease in the ratio of net investment income to average net assets of 0.23%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                              Strategic Income-9

Delaware VIP Strategic Income Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                         Delaware VIP Strategic Income Series Service Class

                                                                            Year              Year            5/1/00(2)
                                                                            Ended             Ended               to
                                                                           12/31/02         12/31/01(1)        12/31/00
                                                                           ---------------------------------------------
Net asset value, beginning of period .....................................  $7.910            $8.510            $8.390

Income (loss) from investment operations:
Net investment income)3) .................................................   0.487             0.587             0.470
Net realized and unrealized gain (loss) on investments and
   foreign currencies ....................................................   0.539            (0.549)           (0.350)
                                                                            ------            ------            ------
Total from investment operations .........................................   1.026             0.038             0.120
                                                                            ------            ------            ------
Less dividends and distributions:
Net investment income ....................................................  (0.416)           (0.638)                -
Net realized gain on investments .........................................       -                 -                 -
                                                                            ------            ------            ------
Total dividends and distributions ........................................  (0.416)           (0.638)                -
                                                                            ------            ------            ------

Net asset value, end of period ...........................................  $8.520            $7.910            $8.510
                                                                            ======            ======            ======

Total return(4) ..........................................................  13.58%             0.53%             1.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................................      $6                $5                $5
Ratio of expenses to average net assets ..................................   0.95%             0.90%             0.95%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly ..........................................   0.99%             0.90%             0.95%
Ratio of net investment income to average net assets .....................   6.12%             7.31%             8.39%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly .......................   6.08%             7.31%             8.39%
Portfolio turnover .......................................................    334%              253%              138%

----------------

(1) As required, effective January 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discount on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.018, an increase in net realized and unrealized gain (loss) per share of $0.018, and a decrease in the ratio of net investment income to average net assets of 0.23%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.
(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information. 4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                             Strategic Income-10

Delaware VIP Trust-Delaware VIP Strategic Income Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Strategic Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

On December 5, 2002, the Board of Trustees unanimously voted to liquidate and dissolve the Series. As a result of the decision to pursue liquidation and dissolution of the Series, as of December 13, 2002 new investors are no longer permitted to purchase shares of the Series. It is anticipated that the liquidation will occur on or about May 1, 2003.

The investment objective of the Series is to seek high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series'Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes have been recorded in accordance with the Series' understanding of the applicable country's tax rules and rates. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.
                                                             Strategic Income-11

Delaware VIP Strategic Income Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)
The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $371 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $198. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Series. For the services provided, DMC pays DIAL one third of the management fee paid to DMC. The Series does not pay any fees directly to DIAL.

DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:
                                Dividend disbursing,
             Investment         transfer agent fees,
             management             accounting              Other expenses
           fee payable to       and other expenses          payable to DMC
                DMC               payable to DSC            and affiliates
           --------------      ---------------------       ----------------
             $(5,123)               $(1,005)                   $(3,320)

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ........................     $44,719,319
Sales ............................     $43,195,715

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                              Aggregate        Aggregate
                Cost of       unrealized       unrealized      Net unrealized
              investments    appreciation     depreciation      appreciation
              -----------    ------------     ------------     --------------
              $18,285,716      $855,343         $(626,528)         $228,815

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                          Year         Year
                                          Ended        Ended
                                        12/31/02     12/31/01
                                        --------     --------
Ordinary income ...................     $753,040    $1,168,776

                                                             Strategic Income-12

Delaware VIP Strategic Income Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ............. $21,704,575
Undistributed ordinary income .............     948,781
Capital loss carryforwards ................  (4,728,752)
Post-October currency losses ..............     (22,630)
Unrealized appreciation of investments
   and foreign currencies .................     244,034
                                            -----------
Net assets ................................ $18,146,008
                                            ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,365 expires in 2006, $1,573,761 expires in 2007, $1,935,043 expires in 2008, $929,480 expires in 2009 and $283,103 expires in 2010.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year               Year
                                                  Ended              Ended
                                                12/31/02           12/31/01
                                                --------           --------

Shares sold:
   Standard Class                                 751,684           370,378
   Service Class                                        -                 -

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class                                  98,789           149,602
   Service Class                                       35                49
                                                 --------         ---------
                                                  850,508           520,029
                                                 --------         ---------
Shares repurchased:
   Standard Class                                (491,199)         (537,593)
   Service Class                                        -                 -
                                                 --------         ---------
                                                 (491,199)         (537,593)
                                                 --------         ---------
Net increase (decrease)                           359,309           (17,564)
                                                 ========         =========
6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Foreign Exchange Contracts
The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2002.

                                                             Strategic Income-13

Delaware VIP Strategic Income Series
Notes to Financial Statements (continued)

8. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2002 were as follows:

     Contracts                      Notional                         Unrealized
   to Buy (Sell)                 Cost (Proceeds)   Expiration Date   Gain (Loss)
   -------------                 ---------------   ---------------   -----------
(2) U.S. Treasury 10 year notes    $(225,021)            3/03          $(5,116)
(2) U.S. Treasury 2 year notes      (212,678)            3/03           (2,510)
(4) U.S. Treasury 5 year notes      (444,798)            3/03           (8,202)
4 U.S. Long Bond                     436,681             3/03           14,069
                                                                       -------
                                                                       $(1,759)
                                                                       =======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

9. Options Written
During the year ended December 31, 2002, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2002 for the Series, were as follows:

                                                 Number
                                              of Contracts      Premiums
                                              ------------      ---------
Options outstanding at December 31, 2001             -           $     -
Options written                                     24            18,233
Options terminated in closing purchase
   transaction                                     (18)          (12,293)
                                                   ---           -------
Options outstanding at December 31, 2002             6           $ 5,940
                                                   ===           =======

At December 31, 2002 the Series had the following options written outstanding:

                                                          Notional
                                                          Amounts
                                      Number of          of Futures       Exercise       Expiration     Net Appreciation
      Description                     Contracts          Contracts         Price            Date         (Depreciation)
      -----------                     ----------         -----------      ---------      -----------    -----------------
   Call Options Written
   U.S. Treasury 10 year
   Notes future                           3               $300,000          $115           2/22/03          $(1,296)
   Put Options Written
   U.S. Treasury 10 year
   Notes future                           3               $300,000          $110           2/22/03            2,407
                                                                                                            -------
                                                                                                            $ 1,111
                                                                                                            =======

Writing options contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

                                                             Strategic Income-14

Delaware VIP Strategic Income Series
Notes to Financial Statements (continued)

10. Swap Agreements
During the year ended December 31, 2002, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2002, the Series had the following total return swap agreements outstanding:


Notional           Expiration                                                                   Unrealized
 Amount               Date                           Description                                   Gain
--------           -----------                       -----------                                ----------
$99,800              1/1/03                 Agreement with Lehman Brothers Special                 $5,442
                                         Financing, Inc. to receive the notional amount
                                         multiplied by the return on the Lehman Brothers
                                             Commercial MBS Index AAA and to pay the
                                             notional amount multiplied by the 1 month
                                           BBA LIBOR adjusted by a spread of minus 0.40%.


Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks could also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Credit and Market Risk
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying pool or mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                                                             Strategic Income-15

Delaware VIP Strategic Income Series
Notes to Financial Statements (continued)


12. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:


                          (A)                (B)
                       Long-Term           Ordinary
                     Capital Gains          Income                Total                 (C)
                     Distributions       Distributions        Distributions          Qualifying
                      (Tax Basis)         (Tax Basis)           (Tax Basis)          Dividends(1)
                     -------------       -------------        --------------         ------------
                          -                  100%                  100%                   2%


-------------------
(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.






                                                             Strategic Income-16

Delaware VIP Trust-Delaware VIP Strategic Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Strategic Income Series

We have audited the accompanying statement of net assets of Delaware VIP Strategic Income Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Strategic Income Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

As discussed in the Notes to the Financial Statements, the Board of Trustees unanimously voted to liquidate and dissolve this Series.


                                                 Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003








                                                             Strategic Income-17

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Year                   President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                             Strategic Income-18

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Thomas F. Madison             Trustee               9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee               4 Years         Vice President Treasurer/        107             None
  2005 Market Street                                                     Mergers & Acquisitions
  Philadelphia, PA                                                           3M Corporation
      19103                                                            (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years    President and Chief Executive Officer  107             None
   2005 Market Street         President and                            of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


                                                             Strategic Income-19

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Technology and Innovation Series

Portfolio Snapshot
   Delaware VIP Technology and Innovation Series (the "Series") is invested in those companies that we believe are strategically positioned to excel when business spending returns. The Series invests in technology-related companies that, in our opinion, are market share leaders, have good management teams, are situated in strategic end markets, and have created high barriers to entry within their respective industries. In addition, we view these companies as positioned in a segment of the overall economy with greater growth potential than the general market. Unfortunately, many such companies have been among the worst performers over the past 12 months.
   For the year ended December 31, 2002, Delaware VIP Technology and Innovation Series posted a -50.49% return (Standard Class shares with distributions reinvested), trailing the -22.09% performance of the Standard & Poor's (S&P) 500 Index. Bear in mind that the S&P 500 Index has a lesser exposure to technology-related companies. Given collective weakness in those industries represented within the portfolio, we have not dramatically altered the composition of the Series. For specific changes, we liquidated Accenture and Electronics Arts while we added Symantec, these stocks being members of the computer software industry.

Investment Outlook
   We believe that some of the large structural problems in the economy can be solved primarily by deploying new technology. For new technologies to penetrate the economy at large, companies must continue their recent up move in capital expenditure. When business spending returns to longer-term norms, the technology sector may well return to its prior position as a significant engine for economic growth.

Performance of a $10,000 Investment:
August 31, 2000 (Series' inception)
through December 31, 2002

                          S&P 500           Delaware VIP Technology and
                           Index       Innovation Series (Standard Class Shares)
                          -------      ----------------------------------------
Aug. '00                  $10,000                   $10,000
Dec. '00                  $ 8,731                   $ 5,330
Jun. '01                  $ 8,294                   $ 2,890
Dec. '01                  $ 7,561                   $ 2,040
Jun. '02                  $ 7,693                   $ 1,230
Dec. '02                  $ 6,901                   $ 1,010

                              Delaware VIP
                    Technology and Innovation Series
                      Average Annual Total Returns
                    ----------------------------------
                    Standard Class      Service Class
                       Shares*             Shares*

Lifetime              -62.52%               -62.52%
One Year              -50.49%               -50.49%

       For the periods ended December 31, 2002

* Both classes commenced operations on August 31, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Technology and Innovation Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on August 31, 2000, through December 31, 2002. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Technology and Innovation Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                     Technology and Innovation-1

Delaware VIP Trust-Delaware VIP Technology and Innovation Series
Statement of Net Assets
December 31, 2002

                                                           Number of     Market
                                                             Shares      Value

 COMMON STOCK-95.10%
 Business Services-3.68%
+Computer Sciences ...................................          300     $ 10,335
 Paychex .............................................          200        5,580
                                                                        --------
                                                                          15,915
                                                                        --------
 Computer Communications-10.16%
+Brocade Communications Systems ......................        1,200        4,968
+Cisco Systems .......................................        1,200       15,720
+Emulex ..............................................          400        7,420
+Juniper Networks ....................................        1,600       10,880
+McDATA ..............................................          700        4,921
                                                                        --------
                                                                          43,909
                                                                        --------
 Computer Hardware-8.98%
+Cymer ...............................................          400       12,900
+Dell Computer .......................................          700       18,718
+Jabil Circuit .......................................          400        7,168
                                                                        --------
                                                                          38,786
                                                                        --------
 Computer Software-24.38%
+Agile Software ......................................          800        6,192
+Ariba ...............................................        1,400        3,472
+BEA Systems .........................................          400        4,588
+Manhattan Associates ................................          500       11,830
+Microsoft ...........................................          300       15,510
+NetIQ ...............................................          600        7,410
+Oracle ..............................................          400        4,320
+PeopleSoft ..........................................          600       10,980
+Quest Software ......................................          600        6,186
 SAP ADR .............................................          400        7,800
+Siebel Systems ......................................          400        2,992
+Symantec ............................................          400       16,180
+Veritas Software ....................................          500        7,810
                                                                        --------
                                                                         105,270
                                                                        --------
 Electronic Data Processing Peripherals-3.47%
+Network Appliance ...................................        1,500       15,000
                                                                        --------
                                                                          15,000
                                                                        --------

                                                           Number of     Market
                                                             Shares      Value

 COMMON STOCK (continued)
 Electronic Production Equipment-0.75%
+Lam Research ......................................           300       $ 3,240
                                                                         -------
                                                                           3,240
                                                                         -------
 Electronics & Electrical
 Equipment-17.23%
+Analog Devices ....................................           500        11,935
+Flextronics International .........................         1,000         8,190
+Intersil Holdings .................................           800        11,152
+Marvell Technology Group ..........................           700        13,202
 Motorola ..........................................           300         2,595
+QLogic ............................................           400        13,804
+Skyworks Solutions ................................           700         6,034
 Texas Instruments .................................           500         7,505
                                                                         -------
                                                                          74,417
                                                                         -------
 Semiconductors-19.92%
+Altera ............................................           700         8,638
+Applied Materials .................................           700         9,121
+Applied Micro Circuits ............................         1,700         6,273
 Intel .............................................           400         6,228
 Linear Technology .................................           400        10,288
 Maxim Integrated Products .........................           400        13,216
+Novellus Systems ..................................           300         8,424
+PMC - Sierra ......................................         1,700         9,452
+Xilinx ............................................           700        14,420
                                                                         -------
                                                                          86,060
                                                                         -------
 Telecommunications-0.78%
+AT&T Wireless Services ............................           600         3,390
                                                                         -------
                                                                           3,390
                                                                         -------
 Telecommunications Equipment-5.75%
+CIENA .............................................           497         2,555
 Nokia .............................................           500         7,750
+QUALCOMM ..........................................           400        14,556
                                                                         -------
                                                                          24,861
                                                                         -------
 Total Common Stock
   (cost $585,855) .................................                     410,848
                                                                         -------

                                                     Technology and Innovation-2

Delaware VIP Technology and Innovation Series
Statement of Net Assets (continued)

                                                   Principal         Market
                                                     Amount          Value

REPURCHASE AGREEMENTS-4.86%
With BNP Paribas 1.07% 1/2/03
   (dated 12/31/02, collateralized
   by $9,092 U.S. Treasury Bills
   due 6/19/03, market value $9,043) ...........    $ 8,865         $ 8,865
With J.P. Morgan Securities
   1.03% 1/2/03 (dated 12/31/02,
   collateralized by $3,271 U.S.
   Treasury Notes 2.875%
   due 6/30/04, market value $3,343) ...........      3,275           3,275
With UBS Warburg 1.10% 1/2/03
   (dated 12/31/02, collateralized
   by $8,918 U.S. Treasury Notes
   3.875% due 6/30/03, market
   value $9,041)                                    $ 8,860         $ 8,860
                                                                    -------
Total Repurchase Agreements
   (cost $21,000)                                                    21,000
                                                                    -------

TOTAL MARKET VALUE OF SECURITIES-99.96% (cost $606,855) ......................................................       431,848

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.04% ........................................................           164
                                                                                                                  ----------
NET ASSETS APPLICABLE TO 426,051 SHARES OUTSTANDING-100.00% ..................................................    $  432,012
                                                                                                                  ==========
NET ASSET VALUE-DELAWARE VIP TECHNOLOGY AND INNOVATION SERIES STANDARD CLASS ($431,506 / 425,551 shares) .....         $1.01
                                                                                                                       =====
NET ASSET VALUE-DELAWARE VIP TECHNOLOGY AND INNOVATION SERIES SERVICE CLASS ($506 / 500 shares) ..............         $1.01
                                                                                                                       =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) ...............................................    $2,896,364
Accumulated net realized loss on investments .................................................................    (2,289,345)
Net unrealized depreciation of investments ...................................................................      (175,007)
                                                                                                                  ----------
Total net assets .............................................................................................    $  432,012
                                                                                                                  ==========

-------
+Non-income producing security for the year ended December 31, 2002.
 ADR-American Depositary Receipts

                             See accompanying notes

                                                     Technology and Innovation-3

Delaware VIP Trust-
Delaware VIP Technology and Innovation Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Interest ....................................................         $   1,483
Dividends ...................................................               354
                                                                      ---------
                                                                          1,837
                                                                      ---------

EXPENSES:
Management fees .............................................             4,247
Reports and statements to shareholders ......................             3,337
Custodian fees ..............................................             2,236
Trustees' fees ..............................................               301
Accounting and administration expenses ......................               244
Professional fees ...........................................                72
Dividend disbursing and transfer agent fees
   and expenses .............................................                54
Distribution expense-Service Class ..........................                 1
Other .......................................................               507
                                                                      ---------
                                                                         10,999
Less expenses absorbed or waived ............................            (5,590)
Less expenses paid indirectly ...............................              (103)
                                                                      ---------
Total expenses ..............................................             5,306
                                                                      ---------

NET INVESTMENT LOSS .........................................            (3,469)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ............................          (457,362)
Net change in unrealized appreciation /
   depreciation of investments ..............................            49,624
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...........................................          (407,738)
                                                                      ---------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................         $(411,207)
                                                                      =========

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Technology and Innovation Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                      12/31/02       12/31/01
                                                      --------       --------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ............................     $   (3,469)    $    (4,529)
Net realized loss on investments ...............       (457,362)     (1,414,476)
Net change in unrealized appreciation /
   depreciation of investments .................         49,624         525,582
                                                     ----------     -----------
Net decrease in net assets resulting
   from operations .............................       (411,207)       (893,423)
                                                     ----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..............................        136,188         472,332
   Service Class ...............................             --              --
                                                     ----------     -----------
                                                        136,188         472,332
                                                     ----------     -----------
Cost of shares repurchased:
   Standard Class ..............................       (130,991)        (77,942)
   Service Class ...............................             --              --
                                                     ----------     -----------
                                                       (130,991)        (77,942)
                                                     ----------     -----------
Increase in net assets derived from
   capital share transactions ..................          5,197         394,390
                                                     ----------     -----------

NET DECREASE IN NET ASSETS .....................       (406,010)       (499,033)

NET ASSETS:
Beginning of period ............................        838,022       1,337,055
                                                     ----------     -----------
End of period ..................................     $  432,012     $   838,022
                                                     ==========     ===========

                             See accompanying notes

                                                     Technology and Innovation-4

Delaware VIP Trust-Delaware VIP Technology and Innovation Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Technology and Innovation Series Standard Class
                                                                                Year            Year               8/31/00(1)
                                                                                Ended           Ended                  to
                                                                              12/31/02        12/31/01              12/31/00
                                                                              ----------------------------------------------
Net asset value, beginning of period ......................................    $2.040          $5.340                $10.000

Loss from investment operations:
Net investment loss(2) ....................................................    (0.008)         (0.013)                (0.001)
Net realized and unrealized loss on investments ...........................    (1.022)         (3.287)                (4.659)
                                                                               ------          ------                -------
Total from investment operations ..........................................    (1.030)         (3.300)                (4.660)
                                                                               ------          ------                -------

Net asset value, end of period ............................................    $1.010          $2.040                $ 5.340
                                                                               ======          ======                =======

Total return(3) ...........................................................   (50.49%)        (61.73%)               (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................................      $432            $837                 $1,334
Ratio of expenses to average net assets ...................................     0.94%(4)        0.85%                  0.84%(4)
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly ...........................................     1.93%           0.95%                  1.16%
Ratio of net investment loss to average net assets ........................    (0.61%)         (0.50%)                (0.03%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly ................................    (1.60%)         (0.60%)                (0.35%)
Portfolio turnover ........................................................      141%            189%                   127%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios for the years ended December 31, 2002 and 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 0.96% and 0.88%, respectively.

                             See accompanying notes

                                                     Technology and Innovation-5

Delaware VIP Technology and Innovation Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        Delaware VIP Technology and Innovation Series Service Class
                                                                                Year            Year                 8/31/00(1)
                                                                                Ended           Ended                   to
                                                                              12/31/02        12/31/01               12/31/00
                                                                              -----------------------------------------------
Net asset value, beginning of period .....................................     $2.040          $5.340                $10.000

Loss from investment operations:
Net investment loss(2) ...................................................     (0.009)         (0.018)                (0.005)
Net realized and unrealized loss on investments ..........................     (1.021)         (3.282)                (4.655)
                                                                               ------          ------                -------
Total from investment operations .........................................     (1.030)         (3.300)                (4.660)
                                                                               ------          ------                -------

Net asset value, end of period ...........................................      $1.01          $2.040                $ 5.340
                                                                                =====          ======                =======

Total return(3) ..........................................................    (50.49%)        (61.73%)               (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................................         $1              $1                     $3
Ratio of expenses to average net assets ..................................      1.09%(4)        1.00%                  0.99%(4)
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly ..........................................      2.08%           1.10%                  1.31%
Ratio of net investment loss to average net assets .......................     (0.76%)         (0.65%)                (0.18%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly ...............................     (1.75%)         (0.75%)                (0.50%)
Portfolio turnover .......................................................       141%            189%                   127%

-------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios for the years ended December 31, 2002 and 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.11% and 1.03%, respectively.

                             See accompanying notes

                                                     Technology and Innovation-6

Delaware VIP Trust-Delaware VIP Technology and Innovation Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Technology and Innovation Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

On December 5, 2002, the Board of Trustees unanimously voted to liquidate and dissolve the Series. As a result of the decision to pursue liquidation and dissolution of the Series, as of December 13, 2002 new investors are no longer permitted to purchase shares of the Series. It is anticipated that the liquidation will occur on or about May 1, 2003.

The investment objective of the Series is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $89. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on the average daily net assets in excess of $2.5 billion.

                                                     Technology and Innovation-7

Delaware VIP Technology and Innovation Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 1.00% from May 1, 2002 through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing,             Other
transfer agent fees,           expenses               Receivable from
    accounting                  payable                     DMC
 and other expenses              to DMC                under expense
  payable to DSC             and affiliates         limitation agreement
--------------------         --------------         --------------------
      $(26)                      $(171)                     $28

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002 the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ........................      $725,450
Sales ............................      $695,036

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate               Aggregate
  Cost of             unrealized              unrealized          Net unrealized
investments          appreciation            depreciation          depreciation
-----------          ------------            ------------         --------------
 $817,189               $8,110                $(393,451)             $(385,341)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid in 2002 or 2001.

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ................    $ 2,896,364
Capital loss carryforwards ...................     (2,079,011)
Unrealized depreciation of investments .......       (385,341)
                                                  -----------
Net assets ...................................    $   432,012
                                                  ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $233,531 expires in 2008, $1,196,607 expires in 2009 and $648,873 expires in 2010.

                                                     Technology and Innovation-8

Delaware VIP Technology and Innovation Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                              Year               Year
                                             Ended              Ended
                                           12/31/02           12/31/01
                                           --------           --------
Shares sold:
   Standard Class                           93,364             193,612
   Service Class                                --                  --
                                           --------           --------
                                            93,364             193,612
                                           --------           --------

Shares repurchased:
   Standard Class                          (78,969)            (32,457)
   Service Class                                --                  --
                                           --------           --------
                                           (78,969)            (32,457)
                                           --------           --------
Net increase                                14,395             161,155
                                           ========           ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Credit and Market Risk
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small- and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Series' shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting these companies than other mutual funds not concentrating their investments in these industries.

                                                     Technology and Innovation-9

Delaware VIP Trust-Delaware VIP Technology and Innovation Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP Technology and Innovation Series

We have audited the accompanying statement of net assets of Delaware VIP Technology and Innovation Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Technology and Innovation Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

As discussed in the Notes to the Financial Statements, the Board of Trustees unanimously voted to liquidate and dissolve this Series.

                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                    Technology and Innovation-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                               Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee            24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                   Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee             2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee             14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax, Inc.
   November 1, 1940
                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison              Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee             4 Years    Vice President Mergers & Acquisitions - 107             None
  2005 Market Street                                                         3M Corporation
  Philadelphia, PA                                                       (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP Trend Series

Portfolio Snapshot
   Delaware VIP Trend Series (the "Series") returned -19.94% (Standard Class shares with distributions reinvested) during the year ended December 31, 2002 as equity markets struggled due to concerns over the quality of corporate financial statements, global instability, and a tepid U.S. economic rebound. The Series benefited from strong stock selection in the healthcare sector, which buoyed performance during the year. This helped us outpace the benchmark Russell 2000 Growth Index, which fell -30.26% for 2002.

   Technology and consumer stocks were generally the year's worst performers, especially during the second half of the year. Declines in technology companies were primarily due to concerns about the magnitude and timing of future corporate expenditures, with many of these companies rebounding strongly during the October-November rally. Consumer stocks suffered mostly late in the year, as signs appeared that the holiday shopping season would be disappointing.

Investment Outlook
   We remain cautious regarding our outlook for the coming year. Geopolitical concerns still weigh heavily upon the markets, and a meaningful rebound will most likely not occur until these issues are resolved. However, as the overall economy continues to rebound, there will be an opportunity to benefit from owning those companies whose growth prospects exceed those of the norm. We will continue to seek out these companies over the course of the year.

Performance of a $10,000 Investment:
December 27, 1993 (Series' Inception)
through December 31, 2002


                       Russell 2000           Delaware VIP Trend Series
                       Growth Index            (Standard Class Shares)
                       ------------           -------------------------
Dec. '93                 $10,000                      $10,200
Dec. '94                  $9,757                      $10,160
Dec. '95                 $12,785                      $14,144
Dec. '96                 $14,225                      $15,699
Dec. '97                 $16,068                      $19,054
Dec. '98                 $16,266                      $22,110
Dec. '99                 $23,276                      $37,686
Dec. '00                 $18,054                      $35,091
Dec. '01                 $16,407                      $29,710
Dec. '02                 $11,442                      $23,787


                                          Delaware VIP Trend Series
                                        Average Annual Total Returns

                                      Standard Class     Service Class
                                          Shares*           Shares**
          ------------------------------------------------------------
          Lifetime                        +10.09%           -18.96%
          Five Years                       +4.54%               --
          One Year                        -19.94%           -20.06%

                     For the periods ended December 31, 2002

 *Commenced operations on December 27, 1993.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP Trend Series Standard Class shares for the period from the Series' inception on December 27, 1993 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the Russell 2000 Growth Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that includes the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP Trend Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                         Trend-1

Delaware VIP Trust-Delaware VIP Trend Series
Statement of Net Assets
December 31, 2002

                                                     Number of         Market
                                                       Shares          Value

  COMMON STOCK-96.10%
  Banking & Finance-9.80%
  City National..................................     217,500        $9,567,825
 *Cullen/Frost Bankers...........................     245,000         8,011,500
 *Doral Financial................................     203,924         5,832,226
 *Downey Financial...............................     144,100         5,619,900
 *First Niagara Financial Group..................      33,200           867,184
 +Indymac Mortgage Holdings......................     112,600         2,081,974
*+Southwest Bancorp of Texas.....................      73,700         2,123,297
  Sovereign Bancorp..............................     238,600         3,352,330
  Webster Financial..............................     154,900         5,390,520
                                                                    -----------
                                                                     42,846,756
                                                                    -----------

  Basic Industry/Capital Goods-3.95%
 +Cytyc..........................................     164,900         1,681,980
 +Mettler-Toledo International...................     257,000         8,239,420
 +MSC Industrial Direct Class A..................     274,700         4,875,925
 *Roper Industries...............................      67,400         2,466,840
                                                                    -----------
                                                                     17,264,165
                                                                    -----------

  Business Services-2.92%
*+Bright Horizons Family Solutions...............     184,300         5,182,516
 *Hilb, Rogal & Hamilton.........................      73,800         3,018,420
*+Resources Connection...........................     196,900         4,570,049
                                                                    -----------
                                                                     12,770,985
                                                                    -----------

  Consumer Durable/Cyclical-6.13%
  D.R. Horton....................................     513,741         8,913,406
*+Gentex.........................................     364,800        11,542,272
  KB HOME........................................     107,800         4,619,230
 +WCI Communities................................     169,000         1,723,800
                                                                    -----------
                                                                     26,798,708
                                                                    -----------

  Consumer Non-Durable/Other-5.38%
*+American Italian Pasta Class A.................     165,200         5,943,896
 +Fisher Scientific International................     123,700         3,720,896
 +Krispy Kreme Doughnuts.........................     337,800        11,407,506
 +Peets Coffee & Tea.............................     174,200         2,461,446
                                                                    -----------
                                                                     23,533,744
                                                                    -----------

  Consumer Non-Durable/Retail-11.58%
 +Coach..........................................     379,500        12,493,140
 +Cost Plus......................................     317,025         9,089,107
 +Dollar Tree Stores.............................     484,500        11,904,165
 +GameStop.......................................     133,100         1,304,380
 +Linens' n Things...............................      96,900         2,189,940
 +Petsmart.......................................     121,700         2,084,721
 +Rent-A-Center..................................     117,400         5,864,130
 +TOO............................................     242,000         5,691,840
                                                                    -----------
                                                                     50,621,423
                                                                    -----------

  Consumer Services/Entertainment
  & Leisure-11.83%
 +Cumulus Media..................................     437,600         6,507,112
*+Extended Stay America..........................     539,400         7,956,150
 +Getty Images...................................     193,900         5,923,645
  Gray Television Class B........................     494,900         4,825,275
 +LIN TV Class A.................................     375,600         9,145,860
*+Mediacom Communications........................     675,600         5,952,036
 +Radio One......................................     341,300         4,989,806
 +Westwood One...................................     172,600         6,448,336
                                                                    -----------
                                                                     51,748,220
                                                                    -----------

                                                     Number of         Market
                                                       Shares          Value


  COMMON STOCK (continued)
  Consumer Services/Other-2.52%
 *Four Seasons Hotels............................      98,900        $2,793,925
*+West...........................................     359,000         5,959,400
 +Wynn Resorts...................................     171,500         2,248,365
                                                                    -----------
                                                                     11,001,690
                                                                    -----------

  Consumer Services/Restaurants-6.06%
*+California Pizza Kitchen.......................      93,400         2,353,680
 *Ruby Tuesday...................................     120,900         2,090,361
 +Sonic..........................................     509,962        10,449,121
 +The Cheesecake Factory.........................     321,425        11,619,514
                                                                    -----------
                                                                     26,512,676
                                                                    -----------

  Energy-1.89%
 +Pride International............................     388,300         5,785,670
  Rowan Companies................................     109,400         2,483,380
                                                                    -----------
                                                                      8,269,050
                                                                    -----------

  Healthcare & Pharmaceuticals-12.66%
*+CIMA Labs......................................     202,900         4,908,354
*+Coventry Health Care...........................      99,400         2,885,582
 +Cubist Pharmaceuticals.........................     497,000         4,090,310
 +Cv Theraputics.................................     163,500         2,978,970
 +Exelixis.......................................     434,400         3,475,200
*+First Horizon Pharmaceutical...................     458,500         3,428,663
*+Inhale Therapeutic Systems.....................     783,800         6,333,104
 +Inspire Pharmaceuticals........................     228,900         2,137,926
*+Medicis Pharmaceutical Class A.................      88,100         4,375,927
*+Neurocrine Biosciences.........................     259,900        11,867,034
*+Scios..........................................     137,000         4,463,460
 +Trimeris.......................................     103,300         4,451,197
                                                                    -----------
                                                                     55,395,727
                                                                    -----------

  Healthcare/Services-1.56%
*+Priority Healthcare Class B....................     166,800         3,869,760
 +Triad Hospitals................................      98,200         2,929,306
                                                                    -----------
                                                                      6,799,066
                                                                    -----------

  Insurance-8.36%
  Berkley (W.R.).................................     175,800         6,963,438
  Everest Re Group...............................     118,900         6,575,170
  HCC Insurance Holdings.........................     156,200         3,842,520
 +IPC Holdings...................................      40,500         1,277,370
 *PartnerRe......................................     251,300        13,022,366
  RenaissanceRe Holdings.........................     122,800         4,862,880
                                                                    -----------
                                                                     36,543,744
                                                                    -----------

  Real Estate-0.18%
  FBR Asset Investment...........................      23,000           779,700
                                                                    -----------
                                                                        779,700
                                                                    -----------

  Technology/Communications-4.00%
 +Advanced Fibre Communications..................     501,900         8,371,692
 +Applied Micro Circuits.........................     370,900         1,368,621
 +CIENA..........................................     514,797         2,646,057
*+Tekelec........................................     489,500         5,115,275
                                                                    -----------
                                                                     17,501,645
                                                                    -----------

  Technology/Hardware-1.44%
*+CoorsTek.......................................      95,500         2,440,025
*+Micrel.........................................     427,100         3,835,358
                                                                    -----------
                                                                      6,275,383
                                                                    -----------

                                                                         Trend-2

Delaware VIP Trend Series
Statement of Net Assets (continued)

                                                     Number of         Market
                                                       Shares          Value

  Technology/Software-4.06%
*+Cerner                                              102,300        $3,197,898
 *Henry (Jack) & Associates                           509,200         6,130,768
*+NetIQ                                               104,400         1,289,340
 +Quest Software                                      415,100         4,279,681
*+Webex Communications                                 72,500         1,087,500
 +Webex Communications Restricted                     118,300         1,774,500
                                                                    -----------
                                                                     17,759,687
                                                                    -----------

  Transportation-1.78%
 +Arkansas Best                                       113,800         2,956,638
*+Swift Transportation                                117,300         2,348,111
  UTI Worldwide                                        93,700         2,459,625
                                                                    -----------
                                                                      7,764,374
                                                                    -----------

  Total Common Stock
    (cost $407,241,183)                                             420,186,743
                                                                    -----------

                                                   Principal           Market
                                                    Amount             Value

REPURCHASE AGREEMENTS-4.12%
With BNP Paribas 1.07% 1/2/03 (dated
  12/31/02, collateralized by $7,797,000
  U.S. Treasury Bills due 6/19/03, market
  value $7,754,849)..............................  $7,601,000        $7,601,000
With J.P. Morgan Securities 1.03% 1/2/03
  (dated 12/31/02, collateralized by $2,805,000
  U.S. Treasury Notes 2.875% due 6/30/04,
  market value $ 2,867,194)......................   2,807,000         2,807,000
With UBS Warburg 1.10% 1/2/03 (dated
  12/31/02, collateralized by $7,648,000
  U.S. Treasury Notes 3.875% due 6/30/03,
  market value $7,753,585).......................   7,601,000         7,601,000
                                                                    -----------
Total Repurchase Agreements
  (cost $18,009,000).............................                    18,009,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES-100.22% (cost $425,250,183)..........................................................  438,195,743

SHORT TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES-6.68% (cost $29,188,978)..............................   29,188,978

OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL-(6.68%)............................................................  (29,188,978)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.22%)...............................................................     (961,484)
                                                                                                                       ------------

NET ASSETS APPLICABLE TO 21,652,872 SHARES OUTSTANDING-100.00%........................................................ $437,234,259
                                                                                                                       ============

NET ASSET VALUE-DELAWARE VIP TREND SERIES STANDARD CLASS ($415,097,839/20,552,605 shares).............................       $20.20
                                                         ============= ==========                                            ======

NET ASSET VALUE-DELAWARE VIP TREND SERIES SERVICE CLASS ($22,136,420 / 1,100,267 shares)..............................       $20.12
                                                        ============   =========                                             ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par)........................................................ $607,209,033
Accumulated net realized loss on investments.......................................................................... (182,920,334)
Net unrealized appreciation of investments............................................................................   12,945,560
                                                                                                                       ------------
Total net assets...................................................................................................... $437,234,259
                                                                                                                       ============

----------------------
 +Non-income producing security for the year ended December 31, 2002. ++See Note #7 in Notes to the Financial Statements.
 *Fully or partially on loan.

                             See accompanying notes

                                                                         Trend-3

Delaware VIP Trust-
Delaware VIP Trend Series
Statement of Operations
Year Ended December 31, 2002



INVESTMENT INCOME:
Dividends....................................................     $   1,703,180
Interest.....................................................           458,087
Security lending income......................................           147,536
                                                                  -------------
                                                                      2,308,803
                                                                  -------------

EXPENSES:
Management fees..............................................         3,779,820
Accounting and administration expenses.......................           222,124
Professional fees............................................            57,946
Dividend disbursing and transfer agent fees
  and expenses...............................................            50,668
Distribution expense-Service Class...........................            25,683
Custodian fees...............................................            24,230
Trustees' fees...............................................            20,507
Other........................................................           116,238
                                                                  -------------
                                                                      4,297,216
Less expenses absorbed or waived.............................            (1,557)
Less expenses paid indirectly................................           (12,904)
                                                                  -------------
Total expenses...............................................         4,282,755
                                                                  -------------

NET INVESTMENT LOSS..........................................        (1,973,952)
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
Net realized loss on investments.............................       (35,844,692)
Net change in unrealized appreciation / depreciation
  of investments.............................................       (83,502,365)
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS.............................................      (119,347,057)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................     $(121,321,009)
                                                                  =============

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP Trend Series
Statements of Changes in Net Assets

                                                           Year Ended

                                                   12/31/02          12/31/01
                                                 ------------      ------------
DECREASE IN NET ASSETS FROM
OPERATIONS:
Net investment loss                              $ (1,973,952)     $ (2,121,825)
Net realized loss on investments                  (35,844,692)      (81,824,218)
Net change in unrealized appreciation /
  depreciation of investments                     (83,502,365)      (37,997,199)
                                                 ------------      ------------
Net decrease in net assets resulting
  from operations                                (121,321,009)     (121,943,242)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class                                   45,173,552       162,546,450
  Service Class                                    15,083,393         8,167,704
                                                 ------------      ------------
                                                   60,256,945       170,714,154
                                                 ------------      ------------

Cost of shares repurchased:
  Standard Class                                 (103,025,829)     (211,491,756)
  Service Class                                    (3,368,061)       (1,269,341)
                                                 ------------      ------------
                                                 (106,393,890)     (212,761,097)
                                                 ------------      ------------

Decrease in net assets derived from
  capital share transactions                      (46,136,945)      (42,046,943)
                                                 ------------      ------------

NET DECREASE IN NET ASSETS                       (167,457,954)     (163,990,185)

NET ASSETS:
Beginning of period                               604,692,213       768,682,398
                                                 ------------      ------------
End of period                                    $437,234,259      $604,692,213
                                                 ============      ============

                             See accompanying notes

                                                                         Trend-4

Delaware VIP Trust-Delaware VIP Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                           Delaware VIP Trend Series Standard Class
                                                                                       Year Ended
                                                          12/31/02          12/31/01      12/31/00        12/31/99        12/31/98
                                                          ------------------------------------------------------------------------
Net asset value, beginning of period....................   $25.230           $29.800       $33.660         $19.760         $17.380

Income (loss) from investment operations:
Net investment income (loss)(1).........................    (0.085)           (0.086)       (0.051)         (0.043)          0.006
Net realized and unrealized gain (loss) on investments..    (4.945)           (4.484)       (1.676)         13.945           2.736
                                                          --------          --------      --------        --------        --------
Total from investment operations........................    (5.030)           (4.570)       (1.727)         13.902           2.742
                                                          --------          --------      --------        --------        --------

Less dividends and distributions from:
Net investment income...................................         -                 -             -          (0.002)         (0.020)
Net realized gain on investments........................         -                 -        (2.133)              -          (0.342)
                                                          --------          --------      --------        --------        --------
Total dividends and distributions.......................         -                 -        (2.133)         (0.002)         (0.362)
                                                          --------          --------      --------        --------        --------

Net asset value, end of period..........................   $20.200           $25.230       $29.800         $33.660         $19.760
                                                          ========          ========      ========        ========        ========

Total return(2).........................................   (19.94%)          (15.34%)       (6.88%)         70.45%          16.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted).................  $415,098          $590,742      $760,320        $503,657        $168,251
Ratio of expenses to average net assets.................     0.84%             0.85%         0.83%           0.82%           0.81%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly.......     0.84%             0.90%         0.84%           0.82%           0.85%
Ratio of net investment loss to average net assets......    (0.38%)           (0.35%)       (0.14%)         (0.18%)          0.03%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses
  paid indirectly.......................................    (0.38%)           (0.40%)       (0.15%)         (0.18%)         (0.01%)
Portfolio turnover......................................       43%               51%           61%             82%            121%

-----------------------
(1)The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001, 2000 and 1999.
(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes
                                                                         Trend-5

Delaware VIP Trend Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              Delaware VIP Trend Series Service Class
                                                                Year           Year        5/1/00(1)
                                                               Ended          Ended           to
                                                              12/31/02       12/31/01      12/31/00
                                                              -------------------------------------
Net asset value, beginning of period.......................    $25.170        $29.770       $35.260

Loss from investment operations:

Net investment loss(2).....................................     (0.117)        (0.122)       (0.074)
Net realized and unrealized loss on investments............     (4.933)        (4.478)       (5.416)
                                                              --------       --------      --------
Total from investment operations...........................     (5.050)        (4.600)       (5.490)
                                                              --------       --------      --------

Net asset value, end of period.............................    $20.120        $25.170       $29.770
                                                              ========       ========      ========

Total return(3)............................................    (20.06%)       (15.45%)      (15.57%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)....................    $22,136        $13,950        $8,363
Ratio of expenses to average net assets....................      0.99%          1.00%         1.00%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly..........      0.99%          1.05%         1.01%
Ratio of net investment loss to average net assets.........     (0.53%)        (0.50%)       (0.31%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly.     (0.53%)        (0.55%)       (0.32%)
Portfolio turnover.........................................        43%            51%           61%

---------------------
(1)Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2)The average shares outstanding method has been applied for per share information.
(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                         Trend-6

Delaware VIP Trust-Delaware VIP Trend Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP Trend Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $12,155 for the year ended December 31, 2002. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $749. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

                                                                         Trend-7

Delaware VIP Trend Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002 and 0.95% from May 1, 2002 through April 30, 2003.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                             Dividend disbursing,
         Investment          transfer agent fees,          Other expenses
         management              accounting                   payable
       fee payable to         and other expenses              to DMC
            DMC                 payable to DSC             and affiliates
       --------------        -------------------           --------------
         $(282,423)               $(23,720)                  $(107,320)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases......................................      $208,189,550
Sales..........................................      $230,832,603

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate             Aggregate
      Cost of          unrealized            unrealized           Net unrealized
    investments       appreciation          depreciation           appreciation
   ------------       ------------          ------------          --------------
   $436,121,920        $72,811,758          $(70,737,935)           $2,073,823

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid in 2002 or 2001.

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest.................    $607,209,033
Capital loss carryforwards....................    (172,042,946)
Post-October losses...........................          (5,651)
Unrealized appreciation of investments........       2,073,823
                                                  ------------
Net assets....................................    $437,234,259
                                                  ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,971,847 expires in 2008, $127,778,829 expires in 2009 and $35,292,270 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                                         Trend-8

Delaware VIP Trend Series
Notes to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                             Year                Year
                                            Ended               Ended
                                           12/31/02            12/31/01
                                           --------            --------

Shares sold:
   Standard Class....................     1,980,860           6,561,017
   Service Class.....................       708,762             327,992
                                         ----------          ----------
                                          2,689,622           6,889,009
                                         ----------          ----------

Shares repurchased:
   Standard Class....................    (4,845,770)         (8,661,534)
   Service Class.....................      (162,789)            (54,603)
                                         ----------          ----------
                                         (5,008,559)         (8,716,137)
                                         ----------          ----------

Net decrease.........................    (2,318,937)         (1,827,128)
                                         ==========          ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002 the market value of the securities on loan was $28,565,111.

                                                                         Trend-9

Delaware VIP Trend Series
Notes to Financial Statements (continued)

7. Securities Lending (continued) The securities on loan were collateralized by the following:

Description                                                    Market Value
-----------                                                    ------------
Morgan Stanley Dean Witter 1.60% 1/16/03..................      $1,342,588
Toyota Motor Credit 1.43% 2/20/03.........................       2,685,177
Wachovia Bank 1.5325% 5/8/03..............................       1,342,588
Morgan Stanley Dean Witter 1.9025% 2/2/04.................         537,035
Canadian Imperial Bank NY 1.4098% 10/9/03.................         268,391
Natexis Banques Populaires NY 1.4698% 10/15/03............         536,768
GE Life and Annuity 1.46% 3/31/03.........................       1,611,106
Aegon NV 1.4979% 3/18/03..................................       2,684,656
MBNA Master Credit Card 1.4601% 3/15/04...................         537,501
Racers Series 2002-35-C 1.7221% 4/15/04...................       1,334,757
Sigma Finance 1.3502% 1/15/03.............................       1,074,910
MBNA 1998-A A 1.4345% 3/17/03.............................         537,165
Grampian Funding LLC 1.3847% 2/12/03......................         481,683
Mont Blanc 1.4028% 1/22/03................................         267,985
Merrill Lynch Mortgage Capital 1.4525% 1/6/03.............       1,342,588
Racers Series 1999-35-MM 1.57% 9/16/03....................       1,611,106
Merrill Lynch Securities/MLPFS 1.3725% 1/2/03.............      10,992,974
                                                               -----------
                                                               $29,188,978
                                                               ===========

8. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

                                                                        Trend-10

Delaware VIP Trust-Delaware VIP Trend Series
Report of Independent Auditors

To the Shareholders and Board of Trustees Delaware VIP
Trust-Delaware VIP Trend Series

We have audited the accompanying statement of net assets of Delaware VIP Trend Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP Trend Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003


                                                                        Trend-11

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                        Trend-12

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years      by Trustee/Officer   Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

 Thomas F. Madison               Trustee              9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                         Executive Officer -                   Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years               Vice President/           107             None
  2005 Market Street                                                     Mergers & Acquisitions -
  Philadelphia, PA                                                           3M Corporation
       19103                                                             (January 2003 - Present)

                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

    Jude T. Driscoll          Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                                        Trend-13

FOR CAPITAL APPRECIATION

Delaware VIP Trust-Delaware VIP U.S. Growth Series

Portfolio Snapshot
   Throughout the year, Delaware VIP U.S. Growth Series (the "Series") was focused primarily on four economic sectors where we believe growth opportunities can most often be identified and include consumer-related stocks, financial companies, technology, and healthcare.
   We made some strategic adjustments to the portfolio during the year within the financial sector, such as increasing our insurance holdings while decreasing our commitment to banking and finance companies. We also increased our allocation to retail companies around mid-year. Our allocation to the healthcare sector has remained approximately equal to what it was at this time last year, however, we made some changes to our holdings within the sector.
   Consumer stocks and banking and finance companies performed well for the Series in the early part of our fiscal year, but performance was overshadowed by underperformance of some healthcare stocks and by subsequent weakness in the technology sector. For the year ended December 31, 2002, the Series posted a -29.24% return (Standard Class shares with distributions reinvested). The benchmark for the Series, the Standard & Poor's (S&P) 500 Index, finished -22.09% for the same period.

Investment Outlook
   Throughout the bear market, we kept our focus on companies with dominant positions in their respective sectors. We believe the economic situation will continue to improve in 2003, with moderate, but steady growth. The outlook for corporate earnings is much better than it was this time one year ago, although we do think it may take longer for the technology and telecommunications sectors to show year-over-year earnings gains.


Performance of a $10,000
Investment:
November 15, 1999
(Series' inception) through
December 31, 2002


           Delaware VIP U.S. Growth Series
               (Standard Class Shares)        S&P 500 Index
           -------------------------------    -------------
Nov. '99              $9,900                     $10,000
Dec. '99             $10,590                     $10,589
Dec. '00             $10,150                     $ 9,625
Dec. '01             $ 7,666                     $ 8,481
Dec. '02             $ 5,424                     $ 6,608

                 Delaware VIP U.S. Growth Series
                   Average Annual Total Returns
                ----------------------------------
                 Standard Class     Service Class
                     Shares*          Shares**
Lifetime            -17.76%           -23.15%
One Year            -29.24%           -29.26%

          For the periods ended December 31, 2002

 * Commenced operations on November 15, 1999.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in Delaware VIP U.S. Growth Series Standard Class shares for the period from the Series' inception on November 15, 1999 through December 31, 2002. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. An expense limitation was in effect for Delaware VIP U.S Growth Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity or variable life prospectus.

                                                                   U.S. Growth-1

Delaware VIP Trust-Delaware VIP U.S. Growth Series
Statement of Net Assets
December 31, 2002

                                                        Number of        Market
                                                          Shares         Value

 COMMON STOCK-93.96%
 Aerospace & Defense-1.04%
 Northrop ....................................            1,100       $  106,700
                                                                      ----------
                                                                         106,700
                                                                      ----------
 Banking & Finance-8.20%
 Fannie Mae ..................................            1,700          109,361
 Franklin Resources ..........................            3,200          109,056
 Freddie Mac .................................            4,500          265,725
 Moody's Investors Services ..................            3,700          152,773
 U.S. Bancorp ................................            4,800          101,856
 Wells Fargo .................................            2,200          103,114
                                                                      ----------
                                                                         841,885
                                                                      ----------
 Buildings & Materials-0.66%
 Masco .......................................            3,200           67,360
                                                                      ----------
                                                                          67,360
                                                                      ----------
 Business Services-2.46%
 +Cendant ....................................           24,100          252,568
                                                                      ----------
                                                                         252,568
                                                                      ----------

 Cable, Media & Publishing-10.29%
+Clear Channel Communications ................           10,700          399,003
+Cox Communications Class A ..................            1,600           45,440
 Gannett .....................................            1,000           71,800
+Viacom Class B ..............................           13,250          540,070
                                                                      ----------
                                                                       1,056,313
                                                                      ----------

 Computers & Technology-7.24%
+Cisco Systems ...............................           15,600          204,360
 Intel .......................................            7,300          113,661
+Microsoft ...................................            3,300          170,610
+VERITAS Software ............................            3,100           48,422
+Xilinx ......................................           10,000          206,000
                                                                      ----------
                                                                         743,053
                                                                      ----------

 Consumer Products-3.51%
 Colgate-Palmolive ...........................            2,000          104,860
 Mattel ......................................            6,600          126,390
 Procter & Gamble ............................            1,500          128,910
                                                                      ----------
                                                                         360,160
                                                                      ----------

 Electronics & Electrical Equipment-5.41%
+Analog Devices ..............................            7,300          174,251
 Emerson Electric ............................            4,400          223,740
 Texas Instruments ...........................           10,500          157,605
                                                                      ----------
                                                                         555,596
                                                                      ----------
 Energy-8.74%
 Anadarko Petroleum ..........................            8,900          426,310
 Schlumberger ................................            4,200          176,778
+Transocean Sedco Forex ......................           12,645          293,364
                                                                      ----------
                                                                         896,452
                                                                      ----------

 Food, Beverage & Tobacco-1.98%
 Anheuser-Busch ..............................            4,200          203,280
                                                                      ----------
                                                                         203,280
                                                                      ----------

                                                           Number of    Market
                                                            Shares       Value

 COMMON STOCK (continued)
 Healthcare & Pharmaceuticals-17.72%
 Abbott Laboratories ...........................           7,000     $  280,000
+Amgen .........................................           4,900        236,866
 Baxter International ..........................          10,100        282,800
+Genentech .....................................           4,700        155,852
 McKesson ......................................          11,200        302,736
 Medtronic .....................................           4,300        196,080
 Pfizer ........................................           8,800        269,016
 Wyeth .........................................           2,500         93,500
                                                                     ----------
                                                                      1,816,850
                                                                     ----------
 Industrial Machinery-1.04%
+Applied Materials .............................           8,200        106,846
                                                                     ----------
                                                                        106,846
                                                                     ----------
 Insurance-5.03%
 Allstate ......................................           4,600        170,154
+Travelers Property Casualty Class A ...........           6,200         90,830
 XL Capital ....................................           3,300        254,925
                                                                     ----------
                                                                        515,909
                                                                     ----------
 Leisure, Lodging & Entertainment-4.66%
 Carnival Cruise Lines .........................           6,100        152,195
 Harley-Davidson ...............................           4,500        207,900
 Marriott International Class A ................           3,600        118,332
                                                                     ----------
                                                                        478,427
                                                                     ----------
 Retail-10.94%
 Gap ...........................................           3,600         55,872
 Home Depot ....................................           2,800         67,088
+Kohl's ........................................           6,100        341,295
 Lowe's Companies ..............................           4,100        153,750
+Staples .......................................          12,100        221,430
 Wal-Mart Stores ...............................           5,600        282,856
                                                                     ----------
                                                                      1,122,291
                                                                     ----------
 Telecommunications-2.30%
+Comcast-Special Class A .......................           1,900         42,921
 Linear Technology .............................           7,500        192,900
                                                                     ----------
                                                                        235,821
                                                                     ----------
 Textiles, Apparel & Furniture-0.47%
 Newell Rubbermaid .............................           1,600         48,528
                                                                     ----------
                                                                         48,528
                                                                     ----------
 Transportation & Shipping-2.27%
 United Parcel Service Class B .................           3,700        233,396
                                                                     ----------
                                                                        233,396
                                                                     ----------
 Total Common Stock
   (cost $12,407,116) ..........................                      9,641,435
                                                                     ----------

                                                                 U.S. Growth-2

Delaware VIP U.S. Growth Series
Statement of Net Assets (continued)

                                                        Principal       Market
                                                          Amount        Value

REPURCHASE AGREEMENTS-6.69%
With BNP Paribas 1.07% 1/2/03 (dated
  12/31/02, collateralized by $297,000
  U.S. Treasury Bills due 6/19/03,
  market value $295,398) .............................   $289,500      $289,500

With J.P. Morgan Securities 1.03% 1/2/03
  (dated 12/31/02, collateralized by $107,000
  U.S. Treasury Notes 2.875% due 6/30/04,
  market value $109,217) .............................    107,000       107,000

With UBS Warburg 1.10% 1/2/03 (dated
  12/31/02, collateralized by $291,300
  U.S. Treasury Notes 3.875% due 6/30/03,
  market value $295,350) .............................   $289,500      $289,500
                                                                       --------
Total Repurchase Agreements
     (cost $686,000)                                                    686,000
                                                                       --------

TOTAL MARKET VALUE OF SECURITIES-100.65% (cost $13,093,116)          10,327,435

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.65%)                 (66,633)
                                                                    -----------

NET ASSETS APPLICABLE TO 1,912,566 SHARES OUTSTANDING-100.00%       $10,260,802
                                                                    ===========
NET ASSET VALUE-DELAWARE VIP U.S. GROWTH SERIES STANDARD CLASS
  ($9,595,281/1,788,486 shares)                                           $5.37
                                                                          =====

NET ASSET VALUE-DELAWARE VIP U.S. GROWTH SERIES SERVICE CLASS
  ($665,521/124,080 shares)                                               $5.36
                                                                          =====

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2002:
Shares of beneficial interest (unlimited authorization-no par) .    $22,605,091
Undistributed net investment income ............................         16,851
Accumulated net realized loss on investments ...................     (9,595,459)
Net unrealized depreciation of investments .....................     (2,765,681)
                                                                    -----------
Total net assets ...............................................    $10,260,802
                                                                    ===========
-----------------
+Non-income producing security for the year ended December 31, 2002.

                             See accompanying notes

                                                                   U.S. Growth-3

Delaware VIP Trust-
Delaware VIP U.S. Growth Series
Statement of Operations
Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends ..................................................        $   104,911
Interest ...................................................             17,970
                                                                    -----------
                                                                        122,881
                                                                    -----------

EXPENSES:
Management fees ............................................             88,129
Accounting and administration expenses .....................              5,941
Custodian fees .............................................              2,335
Professional fees ..........................................              1,575
Dividend disbursing and transfer agent fees
   and expenses ............................................              1,465
Distribution expense-Service Class .........................                627
Trustees' fees .............................................                600
Other ......................................................              2,271
                                                                    -----------
                                                                        102,943
Less expenses paid indirectly ..............................               (361)
                                                                    -----------
Total expenses .............................................            102,582
                                                                    -----------

NET INVESTMENT INCOME ......................................             20,299
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ...........................         (3,706,405)
Net change in unrealized appreciation /
   depreciation of investments .............................         (1,078,234)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ..........................................         (4,784,639)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................        $(4,764,340)
                                                                    ===========

                             See accompanying notes

Delaware VIP Trust-
Delaware VIP U.S. Growth Series
Statements of Changes in Net Assets

                                                          Year Ended
                                                     12/31/02         12/31/01
                                                   ------------    -------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ........................     $     20,299    $     53,607
Net realized loss on investments .............       (3,706,405)     (4,769,778)
Net change in unrealized appreciation /
   depreciation of investments ...............       (1,078,234)     (1,682,294)
                                                   ------------    ------------
Net decrease in net assets
   resulting from operations .................       (4,764,340)     (6,398,465)
                                                   ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ............................          (55,355)       (148,298)
   Service Class .............................             (209)            (22)
                                                   ------------    ------------
                                                        (55,564)       (148,320)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................        1,642,438       2,104,633
   Service Class .............................          891,846          31,120
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ............................           55,355         148,298
   Service Class .............................              209              22
                                                   ------------    ------------
                                                      2,589,848       2,284,073
                                                   ------------    ------------

Cost of shares repurchased:
   Standard Class ............................       (4,300,228)     (6,076,622)
   Service Class .............................         (105,213)             --
                                                   ------------    ------------
                                                     (4,405,441)     (6,076,622)
                                                   ------------    ------------

Decrease in net assets derived from
   capital share transactions ................       (1,815,593)     (3,792,549)
                                                   ------------    ------------

NET DECREASE IN NET ASSETS ...................       (6,635,497)    (10,339,334)

NET ASSETS:
Beginning of period ..........................       16,896,299      27,235,633
                                                   ------------    ------------
End of period ................................      $10,260,802     $16,896,299
                                                   ============    ============

                             See accompanying notes

                                                                   U.S. Growth-4

Delaware VIP Trust-Delaware VIP U.S. Growth Series
Financial Statements

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            Delaware VIP U.S. Growth Series Standard Class

                                                                                                                      11/15/99(1)
                                                                                     Year Ended                           to
                                                                        12/31/02      12/31/01         12/31/00        12/31/99
                                                                       -----------------------------------------------------------

Net asset value, beginning of period ..............................      $7.600       $10.140          $10.590         $10.000

Income (loss) from investment operations:
Net investment income(2) ..........................................       0.010         0.022            0.076           0.026
Net realized and unrealized gain (loss) on investments ............      (2.215)       (2.503)          (0.515)          0.564
                                                                         ------        ------           ------         -------
Total from investment operations ..................................      (2.205)       (2.481)          (0.439)          0.590
                                                                         ------        ------           ------         -------

Less dividends and distributions from:
Net investment income .............................................      (0.025)       (0.059)          (0.011)             --
                                                                         ------        ------           ------         -------
Total dividends and distributions .................................      (0.025)       (0.059)          (0.011)             --
                                                                         ------        ------           ------         -------

Net asset value, end of period ....................................      $5.370        $7.600          $10.140         $10.590
                                                                         ======        ======          =======         =======

Total return(3) ...................................................     (29.24%)      (24.47%)          (4.16%)          5.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................      $9,595       $16,856          $27,231         $8,744
Ratio of expenses to average net assets ...........................       0.75%         0.75%            0.74%           0.75%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ........................       0.75%         0.86%            0.74%           0.79%
Ratio of net investment income to average net assets ..............       0.15%         0.27%            0.57%           3.33%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly .......       0.15%         0.16%            0.57%           3.29%
Portfolio turnover ................................................        101%           78%              91%              0%

-----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                   U.S. Growth-5

Delaware VIP U.S. Growth Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                             Delaware VIP U.S. Growth Series Service Class
                                                               Year            Year           5/1/00(1)
                                                              Ended            Ended            to
                                                             12/31/02        12/31/01         12/31/00
                                                             -----------------------------------------------
Net asset value, beginning of period ....................     $7.590         $10.130           $10.910

Income (loss) from investment operations:
Net investment income(2).................................      0.001           0.011             0.004
Net realized and unrealized loss on investments .........     (2.218)         (2.503)           (0.784)
                                                             -------         -------           -------
Total from investment operations ........................     (2.217)         (2.492)           (0.780)
                                                             -------         -------           -------

Less dividends and distributions from:
Net investment income ...................................     (0.013)         (0.048)                -
                                                             -------         -------           -------
Total dividends and distributions .......................     (0.013)         (0.048)                -
                                                             -------         -------           -------

Net asset value, end of period ..........................     $5.360          $7.590           $10.130
                                                             =======         =======           =======

Total return(3) .........................................    (29.26%)        (24.61%)           (7.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................       $666             $40                $5
Ratio of expenses to average net assets .................      0.90%           0.90%             0.89%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .......      0.90%           1.01%             0.89%
Ratio of net investment income to average net assets ....      0.00%           0.12%             0.05%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly ...........................................      0.00%           0.01%             0.05%
Portfolio turnover ......................................       101%             78%               91%

-----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                             See accompanying notes

                                                                   U.S. Growth-6

Delaware VIP Trust-Delaware VIP U.S. Growth Series
Notes to Financial Statements
December 31, 2002

Delaware VIP Trust (formerly Delaware Group Premium Fund) (the "Trust") is organized as a Delaware business trust and offers 19 series: Delaware VIP Balanced Series (formerly Balanced Series), Delaware VIP Capital Reserves Series (formerly Capital Reserves Series), Delaware VIP Cash Reserve Series (formerly Cash Reserve Series), Delaware VIP Convertible Securities Series (formerly Convertible Securities Series), Delaware VIP Devon Series (formerly Devon Series), Delaware VIP Emerging Markets Series (formerly Emerging Markets Series), Delaware VIP Global Bond Series (formerly Global Bond Series), Delaware VIP Growth Opportunities Series (formerly Growth Opportunities Series), Delaware VIP High Yield Series (formerly High Yield Series), Delaware VIP International Value Equity Series (formerly International Equity Series), Delaware VIP Large Cap Value Series (formerly Growth and Income Series), Delaware VIP REIT Series (formerly REIT Series), Delaware VIP Select Growth Series (formerly Select Growth Series), Delaware VIP Small Cap Value Series (formerly Small Cap Value Series), Delaware VIP Social Awareness Series (formerly Social Awareness Series), Delaware VIP Strategic Income Series (formerly Strategic Income Series), Delaware VIP Technology and Innovation Series (formerly Technology and Innovation Series), Delaware VIP Trend Series (formerly Trend Series) and Delaware VIP U.S. Growth Series (formerly U.S. Growth Series). These financial statements and the related notes pertain to Delaware VIP U.S Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $326 for the year ended December 31, 2002. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2002 were approximately $35. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

                                                                   U.S. Growth-7

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
DMC has contracted to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Series through April 30, 2002 and 0.80% from May 1, 2002 through April 30, 2003. No reimbursement was due for the year ended December 31, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets through April 30, 2003. No distribution expenses are paid by Standard Class shares.

At December 31, 2002, the Series had liabilities payable to affiliates as follows:

                                Dividend disbursing,
                 Investment     transfer agent fees,
                management         accounting           Other expenses
               fee payable to    and other expenses      payable to DMC
                   DMC             payable to DSC        and affiliates
               --------------   --------------------    ---------------
                $(5,910)             $(600)                  $(2,810)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2002, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases ............      $12,785,490
Sales ................      $13,235,207

At December 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                 Aggregate      Aggregate
             Cost of            unrealized      unrealized       Net unrealized
           investments         appreciation    depreciation       depreciation
           ------------        ------------    ------------      --------------
           $13,278,935           $111,777      $(3,063,277)       $(2,951,500)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:
                                   Year              Year
                                  Ended             Ended
                                 12/31/02          12/31/01
                                 --------          --------
Ordinary income                  $55,564           $148,320

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest ..................  $22,605,091
Undistributed ordinary income ..................       16,851
Capital loss carryforwards .....................   (9,261,412)
Post-October losses ............................     (148,228)
Unrealized depreciation of investments .........   (2,951,500)
                                                  -----------
Net assets .....................................  $10,260,802
                                                  ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,077,920 expires in 2008, $4,507,939 expires in 2009 and $3,675,553 expires in 2010.

                                                                   U.S. Growth-8

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)


4. Dividend and Distribution Information (continued)
Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Year            Year
                                                       Ended           Ended
                                                      12/31/02        12/31/01
                                                     ----------      ---------
Shares sold:
   Standard Class ...............................     242,262         253,945
   Service Class ................................     137,432           4,795

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...............................       7,226          19,284
   Service Class ................................          28               3
                                                     --------        --------
                                                      386,948         278,027
                                                     --------        --------
Shares repurchased:
   Standard Class ...............................    (679,882)       (740,510)
   Service Class ................................     (18,636)              -
                                                     --------        --------
                                                     (698,518)       (740,510)
                                                     --------        --------
Net decrease ....................................    (311,570)       (462,483)
                                                     ========        ========
6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2002, or at any time during the year.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2002, the Series designates distributions paid during the year as follows:

       (A)                (B)
    Long-Term          Ordinary
  Capital Gains         Income               Total                   (C)
  Distributions      Distributions        Distributions           Qualifying
   (Tax Basis)        (Tax Basis)          (Tax Basis)            Dividends(1)
  -------------      -------------        -------------           ------------
        -                100%                 100%                  100%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   U.S. Growth-9

Delaware VIP Trust-Delaware VIP U.S. Growth Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware VIP Trust-Delaware VIP U.S. Growth Series

We have audited the accompanying statement of net assets of Delaware VIP U.S. Growth Series (the "Series") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware VIP U.S. Growth Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 7, 2003


                                                                  U.S. Growth-10

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                        at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
   2005 Market Street                                             Citadel Construction Corporation
   Philadelphia, PA                                                         (1989 - Present)
       19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
     19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
 2005 Market Street                                                   Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                     National Gallery of Art                 Recoton Corporation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

                                                                  U.S. Growth-11

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Thomas F. Madison             Trustee               9 Years                President/Chief           107       Director - Valmont
 2005 Market Street                                                          Executive Officer -                    Industries, Inc.
 Philadelphia, PA                                                            MLM Partners, Inc.
      19103                                                              (Small Business Investing                  Director - ACI
                                                                              and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans             Trustee              4 Years            Vice President/Mergers &      107             None
  2005 Market Street                                                 Acquisitions - 3M Corporation
  Philadelphia, PA                                                     (January 2003 - Present)
      19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll          Executive Vice         2 Years    President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments(1)
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                                                  U.S. Growth-12